[GRAPHIC APPEARS HERE]



PROSPECTUS

MAY 1, 2011



DWS VARIABLE SERIES I
CLASS A
...............................................................................

DWS Bond VIP

DWS Growth & Income VIP

DWS Capital Growth VIP

DWS Global Small Cap Growth VIP -
(formerly DWS Global Opportunities VIP)

DWS International VIP

DWS INVESTMENTS VIT FUNDS
CLASS A
...............................................................................

DWS Equity 500 Index VIP

DWS Small Cap Index VIP

........................................................................... .


This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insur ance policies and variable annuity contracts.

The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.


                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

TABLE OF CONTENTS




DWS BOND VIP
Investment Objective........................   1
Fees and Expenses of the Fund...............   1
Principal Investment Strategy...............   1
Main Risks..................................   2
Past Performance............................   3
Management..................................   3
Purchase and Sale of Fund Shares............   3
Tax Information.............................   3
Payments to Financial Intermediaries........   4
DWS GROWTH & INCOME VIP
Investment Objective........................   5
Fees and Expenses of the Fund...............   5
Principal Investment Strategy...............   5
Main Risks..................................   6
Past Performance............................   7
Management..................................   7
Purchase and Sale of Fund Shares............   7
Tax Information.............................   7
Payments to Financial Intermediaries........   7
DWS CAPITAL GROWTH VIP
Investment Objective........................   8
Fees and Expenses of the Fund...............   8
Principal Investment Strategy...............   8
Main Risks..................................   9
Past Performance............................   9
Management..................................  10
Purchase and Sale of Fund Shares............  10
Tax Information.............................  10
Payments to Financial Intermediaries........  10
DWS GLOBAL SMALL CAP GROWTH VIP
Investment Objective........................  11
Fees and Expenses of the Fund...............  11
Principal Investment Strategy...............  11
Main Risks..................................  12
Past Performance............................  13
Management..................................  13
Purchase and Sale of Fund Shares............  13
Tax Information.............................  13
Payments to Financial Intermediaries........  13


DWS INTERNATIONAL VIP
Investment Objective........................  14
Fees and Expenses of the Fund...............  14
Principal Investment Strategy...............  14
Main Risks..................................  15
Past Performance............................  16
Management..................................  16
Purchase and Sale of Fund Shares............  16
Tax Information.............................  16
Payments to Financial Intermediaries........  16
DWS EQUITY 500 INDEX VIP
Investment Objective........................  17
Fees and Expenses of the Fund...............  17
Principal Investment Strategy...............  17
Main Risks..................................  18
Past Performance............................  18
Management..................................  19
Purchase and Sale of Fund Shares............  19
Tax Information.............................  19
Payments to Financial Intermediaries........  19
DWS SMALL CAP INDEX VIP
Investment Objective........................  20
Fees and Expenses of the Fund...............  20
Principal Investment Strategy...............  20
Main Risks..................................  21
Past Performance............................  22
Management..................................  22
Purchase and Sale of Fund Shares............  22
Tax Information.............................  22
Payments to Financial Intermediaries........  22

FUND DETAILS
Additional Information About Fund Strategies and
Risks.............................................. 23
DWS Bond VIP....................................... 23
DWS Growth & Income VIP............................ 25
DWS Capital Growth VIP............................. 27
DWS Global Small Cap Growth VIP.................... 29
DWS International VIP.............................. 31
DWS Equity 500 Index VIP........................... 33
DWS Small Cap Index VIP............................ 34
Other Policies and Risks........................... 35
Who Manages and Oversees the Funds................. 36
Management......................................... 38


INVESTING IN THE FUNDS
Your Investment in the Funds....................... 41
Policies about transactions........................ 41
Buying and Selling Shares.......................... 41
How each Fund Calculates Share Price............... 44
Distributions...................................... 45
Taxes.............................................. 45
FINANCIAL HIGHLIGHTS............................... 46
APPENDIX........................................... 51
Hypothetical Expense Summary....................... 51
Additional Index Information....................... 54


-------------------------------------------------------------------------------
YOUR INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY, ENTITY OR PERSON.
-------------------------------------------------------------------------------

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group




DWS BOND VIP



INVESTMENT OBJECTIVE

The fund seeks to maximize total return consistent with preservation of capital and prudent investment management, by investing for both current income and capital appreciation.



FEES AND EXPENSES OF THE FUND


This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.


SHAREHOLDER FEES

(paid directly from your investment)   None
-------------------------------------- -----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)


                                               A
                                      ----------
Management fee                            0.39
-------------------------------------     ----
Distribution/service
(12b-1) fees                             None
-------------------------------------    -----
Other expenses                            0.20
-------------------------------------    -----
TOTAL ANNUAL FUND OPERATING EXPENSES      0.59
-------------------------------------    -----

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a variable contract for which the fund is an investment option. If they were included, your costs would be higher.


Although your actual costs may be higher or lower, based on these assumptions your costs would be:





1 YEAR      3 YEARS    5 YEARS   10 YEARS
--------  ---------  ---------  ---------
$60       $189       $329       $738
---       ----       ----       ----



PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs are not reflected in annual fund operating expenses or in the expense example, but can affect the fund's performance.


Portfolio turnover rate for fiscal year 2010: 357%.



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in bonds of any maturity. The fund invests mainly in US dollar-denominated fixed income securities, including corporate bonds, US government and agency bonds and mortgage- and asset-backed securities. The fund may also invest significantly in foreign investment grade fixed income securities, non-investment grade (high yield or junk bonds) securities of US and foreign issuers (including issuers in countries with new or emerging securities markets), or to maintain liquidity, in cash or money market instruments.


MANAGEMENT PROCESS. In choosing securities, portfolio management uses distinct processes for various types of securities.


US INVESTMENT GRADE SECURITIES. Portfolio management typically:

o  ranks securities based on creditworthiness, cash flow and price

o determines the value of each security by examining the issuer's credit quality, debt structure, option value and liquidity risks to identify any inefficiencies between this value and market trading price

o uses credit analysis to determine the issuer's ability to fulfill its contracts



                                       1
PROSPECTUS May 1, 2011                                            DWS Bond VIP

o uses a bottom-up approach that subordinates sector weightings to individual bonds that portfolio management believes may add above-market value

FOREIGN INVESTMENT GRADE AND EMERGING MARKETS HIGH YIELD SECURITIES. Portfolio management uses a relative value strategy to identify the most attractive foreign markets, then searches those markets for securities that portfolio management believes offer incremental value over US Treasuries. With emerging market securities, portfolio management also considers short-term factors such as market sentiment, capital flows, and new issue programs.


HIGH YIELD SECURITIES (OTHER THAN EMERGING MARKETS). Portfolio management typically:

o analyzes economic conditions for improving or undervalued sectors and industries

o uses independent credit research and on-site management visits to evaluate individual issuer's debt service, growth rate, and both downgrade and upgrade potential

o  assesses new issues versus secondary market opportunities

o seeks issues within attractive industry sectors and with strong long-term fundamentals and improving credit

DERIVATIVES. Portfolio management generally may use futures contracts, which are a type of derivative (a contract whose value is based on, for example, indices, currencies or securities) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions. In addition, portfolio management generally may use forward currency contracts to hedge the fund's exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings or to facilitate transactions in foreign currency denominated securities.


The fund may also use various types of derivatives (i) for hedging purposes;
(ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.


SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.


ACTIVE TRADING. The fund may trade actively. This could raise transaction costs (thus lowering returns).



MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.


INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund's debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.)


CREDIT RISK. The fund's performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in a payment default, security downgrade or inability to meet a financial obligation. Credit risk is greater for lower-rated securities.


PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund's share price and yield and could hurt fund performance.


FOREIGN INVESTMENT RISK. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.


EMERGING MARKETS RISK. Foreign investment risks are greater in emerging markets than in developed markets. Investments in emerging markets are often considered speculative.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.



                                       2
PROSPECTUS May 1, 2011                                            DWS Bond VIP

COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.



PAST PERFORMANCE


How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus. This information doesn't reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will reduce returns.


CALENDAR YEAR TOTAL RETURNS (%) (Class A)



[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]






  2001      2002      2003      2004      2005      2006      2007    2008      2009     2010
  5.75      7.66      5.06      5.38      2.60      4.72      4.18    -16.77    10.07    6.79




Best Quarter: 4.95%, Q3 2009         Worst Quarter: -11.29%, Q4 2008
Year-to-Date as of 3/31/2011: 1.59%

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2010 expressed as a %)


                                   CLASS          1          5         10
                               INCEPTION       YEAR      YEARS      YEARS
                             -----------  ---------  ---------  ---------
CLASS A                      7/16/1985        6.79       1.31       3.27
---------------------------  ---------        ----       ----       ----
BARCLAYS CAPITAL US
AGGREGATE BOND INDEX
(reflects no deduction for
fees, expenses or taxes)                      6.54       5.80       5.84
---------------------------  ---------        ----       ----       ----

MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.


PORTFOLIO MANAGER(S)

KENNETH R. BOWLING, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2008.


JAMIE GUENTHER, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2008.


JOHN BRENNAN, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2008.



BRUCE HARLEY, CFA, CEBS, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2008.


J. RICHARD ROBBEN, CFA, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2008.


DAVID VIGNOLO, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2008.


J. KEVIN HORSLEY, CFA, CPA, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2008.


STEPHEN WILLER, CFA, VICE PRESIDENT. Portfolio Manager of the fund. Joined the fund in 2008.


WILLIAM CHEPOLIS, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2011.



PURCHASE AND SALE OF FUND SHARES


THE FUND IS INTENDED FOR USE IN A VARIABLE INSURANCE PRODUCT. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.



TAX INFORMATION


The fund normally distributes its net investment income and realized capital gains, if any, to its shareholders, the separate accounts of participating insurance companies. These distributions may not be taxable to the holders of variable annuity contracts and variable life insurance policies. For information concerning federal income tax consequences for the holders of such contracts or policies, holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.



                                       3
PROSPECTUS May 1, 2011                                            DWS Bond VIP

PAYMENTS TO FINANCIAL INTERMEDIARIES


If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund and its related companies may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's web site for more information.


                                       4
PROSPECTUS May 1, 2011                                            DWS Bond VIP

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group




DWS GROWTH & INCOME VIP



INVESTMENT OBJECTIVE

The fund seeks long-term growth of capital, current income and growth of income.



FEES AND EXPENSES OF THE FUND


This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.


SHAREHOLDER FEES

(paid directly from your investment)   None
-------------------------------------- -----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)


                                               A
                                      ----------
Management fee                            0.39
-------------------------------------     ----
Distribution/service
(12b-1) fees                             None
-------------------------------------    -----
Other expenses                            0.24
-------------------------------------    -----
TOTAL ANNUAL FUND OPERATING EXPENSES      0.63
-------------------------------------    -----

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a variable contract for which the fund is an investment option. If they were included, your costs would be higher.


Although your actual costs may be higher or lower, based on these assumptions your costs would be:



1 YEAR      3 YEARS    5 YEARS   10 YEARS
--------  ---------  ---------  ---------
$64       $202       $351       $786
---       ----       ----       ----



PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs are not reflected in annual fund operating expenses or in the expense example, but can affect the fund's performance.


Portfolio turnover rate for fiscal year 2010: 145%.



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. The fund invests at least 65% of total assets in equities, mainly common stocks. Although the fund can invest in companies of any size and from any country, it invests primarily in large US companies. Portfolio management typically considers large companies to be those companies similar in size to companies included in the Russell 1000 (Reg. TM) Index. As of March 31, 2011, the index had a median market capitalization of $5.86 billion. Portfolio management may favor securities from different industries and companies at different times. At times, the fund's assets may be invested in securities in relatively few industries or sectors.


MANAGEMENT PROCESS. Portfolio management uses both quantitative and fundamental analysis to evaluate each company's stock price relative to the company's earnings, operating trends, market outlook and other measures of performance potential.


Portfolio management will normally sell a stock when it believes the fundamental factors have changed, other investments offer better opportunities or in the course of adjusting the fund's emphasis on or within a given industry.



                                       5
PROSPECTUS May 1, 2011                                 DWS Growth & Income VIP

DERIVATIVES. Portfolio management generally may use futures contracts, which are a type of derivative (a contract whose value is based on, for example, indices, currencies or securities), as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.



The fund may also use various types of derivatives (i) for hedging purposes;
(ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.


SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.


ACTIVE TRADING. The fund may trade actively. This could raise transaction costs (thus lowering returns).



MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.


STOCK MARKET RISK. The fund is affected by how the stock market performs. When stock prices fall, you should expect the value of your investment to fall as well.


FOCUS RISK. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors will have a significant impact on the fund's performance. For example, consumer goods companies could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


FOREIGN INVESTMENT RISK. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.


MEDIUM-SIZED COMPANY RISK. Medium-sized company stocks tend to be more volatile than large company stocks. Medium-sized companies are less widely followed by stock analysts and less information about them is available to investors. Industry-wide reversals may have a greater impact on medium-sized companies, since they lack the financial resources of larger companies. Medium-sized company stocks are typically less liquid than large company stocks.


SMALL COMPANY RISK. Small company stocks tend to be more volatile than medium-sized or large company stocks. Small companies are less widely followed by stock analysts and less information about them is available to investors. Industry-wide reversals may have a greater impact on small companies, since they may lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment



                                       6
PROSPECTUS May 1, 2011                                 DWS Growth & Income VIP
could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.


PAST PERFORMANCE


How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus. This information doesn't reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will reduce returns.


CALENDAR YEAR TOTAL RETURNS (%) (Class A)



[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]






  2001        2002        2003       2004       2005      2006        2007      2008       2009     2010
  -11.30       -23.13     26.74      10.16      6.07      13.63      1.36       -38.31     34.15    14.40




Best Quarter: 18.25%, Q3 2009        Worst Quarter: -21.95%, Q4 2008
Year-to-Date as of 3/31/2011: 7.94%

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2010 expressed as a %)


                                       CLASS           1          5         10
                                   INCEPTION        YEAR      YEARS      YEARS
                                 -----------  ----------  ---------  ---------
CLASS A                           5/2/1994        14.40       1.74       0.97
-------------------------------   --------        -----       ----       ----
RUSSELL 1000( (Reg. TM)) INDEX
(reflects no deduction for
fees, expenses or taxes)                          16.10       2.59       1.83
-------------------------------  --------         -----       ----       ----

MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.


SUBADVISOR

QS Investors, LLC (QS Investors)


PORTFOLIO MANAGER(S)

ROBERT WANG, HEAD OF PORTFOLIO MANAGEMENT AND TRADING, QS INVESTORS. Began managing the fund in 2007.


RUSSELL SHTERN, HEAD OF EQUITY PORTFOLIO MANAGEMENT AND TRADING, QS INVESTORS. Began managing the fund in 2010.


PURCHASE AND SALE OF FUND SHARES


THE FUND IS INTENDED FOR USE IN A VARIABLE INSURANCE PRODUCT. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.



TAX INFORMATION


The fund normally distributes its net investment income and realized capital gains, if any, to its shareholders, the separate accounts of participating insurance companies. These distributions may not be taxable to the holders of variable annuity contracts and variable life insurance policies. For information concerning federal income tax consequences for the holders of such contracts or policies, holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.



PAYMENTS TO FINANCIAL INTERMEDIARIES


If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund and its related companies may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's web site for more information.


                                       7
PROSPECTUS May 1, 2011                                 DWS Growth & Income VIP

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group




DWS CAPITAL GROWTH VIP



INVESTMENT OBJECTIVE

The fund seeks to provide long-term growth of capital.



FEES AND EXPENSES OF THE FUND


This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.


SHAREHOLDER FEES

(paid directly from your investment)   None
-------------------------------------- -----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)


                                               A
                                      ----------
Management fee                            0.37
-------------------------------------     ----
Distribution/service
(12b-1) fees                             None
-------------------------------------    -----
Other expenses                            0.14
-------------------------------------    -----
TOTAL ANNUAL FUND OPERATING EXPENSES      0.51
-------------------------------------    -----

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a variable contract for which the fund is an investment option. If they were included, your costs would be higher.


Although your actual costs may be higher or lower, based on these assumptions your costs would be:



1 YEAR      3 YEARS    5 YEARS   10 YEARS
--------  ---------  ---------  ---------
$52       $164       $285       $640
---       ----       ----       ----



PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs are not reflected in annual fund operating expenses or in the expense example, but can affect the fund's performance.


Portfolio turnover rate for fiscal year 2010: 42%.



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. The fund normally invests at least 65% of total assets in equities, mainly common stocks of US companies. The fund generally focuses on established companies that are similar in size to the companies in the S&P 500( (Reg. TM)) Index (generally 500 of the largest companies in the US) or the Russell 1000( (Reg. TM) )Growth Index (generally those stocks among the 1,000 largest US companies that have above-average price-to-earnings ratios). Although the fund can invest in companies of any size, the fund intends to invest primarily in companies whose market capitalizations fall within the normal range of these indexes. The fund may also invest in other types of equity securities such as preferred stocks or convertible securities. At times, the fund's assets may be invested in securities in relatively few industries or sectors.


MANAGEMENT PROCESS. In choosing stocks, portfolio management begins by utilizing a proprietary quantitative model to rank stocks based on a number of factors including valuation and profitability. Portfolio management also applies fundamental techniques to seek to identify companies that display above-average earnings growth compared to other companies and that have strong product lines, effective management and leadership positions within core markets. The factors considered and models used by the portfolio managers may change over time.



                                       8
PROSPECTUS May 1, 2011                                  DWS Capital Growth VIP

Portfolio management will normally sell a security when it believes the potential risks have increased, its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting the fund's emphasis on a given industry.


SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.



MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.


STOCK MARKET RISK. The fund is affected by how the stock market performs. When stock prices fall, you should expect the value of your investment to fall as well.


GROWTH INVESTING RISK. As a category, growth stocks may underperform value stocks (and the stock market as a whole) over any period of time. Because the prices of growth stocks are based largely on the expectation of future earnings, growth stock prices can decline rapidly and significantly in reaction to negative news about such factors as earnings, the economy, political developments, or other news.


FOCUS RISK. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors will have a significant impact on the fund's performance. For example, consumer goods companies could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


MEDIUM-SIZED COMPANY RISK. Medium-sized company stocks tend to be more volatile than large company stocks. Medium-sized companies are less widely followed by stock analysts and less information about them is available to investors. Industry-wide reversals may have a greater impact on medium-sized companies, since they lack the financial resources of larger companies. Medium-sized company stocks are typically less liquid than large company stocks.


SMALL COMPANY RISK. Small company stocks tend to be more volatile than medium-sized or large company stocks. Small companies are less widely followed by stock analysts and less information about them is available to investors. Industry-wide reversals may have a greater impact on small companies, since they may lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.


FOREIGN INVESTMENT RISK. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.



PAST PERFORMANCE


How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus.



                                       9
PROSPECTUS May 1, 2011                                  DWS Capital Growth VIP

This information doesn't reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will reduce returns.

CALENDAR YEAR TOTAL RETURNS (%) (Class A)



[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]





  2001        2002        2003       2004      2005      2006       2007       2008       2009     2010
  -19.36       -29.18     26.89      7.99      8.96      8.53      12.59       -32.98     26.87    16.71




Best Quarter: 15.13%, Q4 2001        Worst Quarter: -21.49%, Q4 2008
Year-to-Date as of 3/31/2011: 4.49%

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2010 expressed as a %)


                                        CLASS           1          5         10
                                    INCEPTION        YEAR      YEARS      YEARS
                                  -----------  ----------  ---------  ---------
CLASS A                           7/16/1985        16.71       3.93       0.33
--------------------------------  ---------        -----       ----       ----
RUSSELL 1000( (Reg. TM)) GROWTH
INDEX (reflects no deduc-
tion for fees, expenses
or taxes)                                          16.71       3.75       0.02
--------------------------------  ---------        -----       ----       ----

MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.


PORTFOLIO MANAGER(S)

OWEN FITZPATRICK, CFA, MANAGING DIRECTOR. Lead Manager of the fund. Joined the fund in 2009.


THOMAS M. HYNES, JR., CFA, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2009.


BRENDAN O'NEILL, CFA, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2009.



PURCHASE AND SALE OF FUND SHARES


THE FUND IS INTENDED FOR USE IN A VARIABLE INSURANCE PRODUCT. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.



TAX INFORMATION


The fund normally distributes its net investment income and realized capital gains, if any, to its shareholders, the separate accounts of participating insurance companies. These distributions may not be taxable to the holders of variable annuity contracts and variable life insurance policies. For information concerning federal income tax consequences for the holders of such contracts or policies, holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.



PAYMENTS TO FINANCIAL INTERMEDIARIES


If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund and its related companies may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's web site for more information.


                                       10
PROSPECTUS May 1, 2011                                  DWS Capital Growth VIP

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group




DWS GLOBAL SMALL CAP GROWTH VIP



(formerly DWS Global Opportunities VIP)

INVESTMENT OBJECTIVE


The fund seeks above-average capital appreciation over the long term.



FEES AND EXPENSES OF THE FUND


This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.


SHAREHOLDER FEES

(paid directly from your investment)   None
-------------------------------------- -----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)


                                               A
                                      ----------
Management fee                            0.89
-------------------------------------     ----
Distribution/service
(12b-1) fees                             None
-------------------------------------    -----
Other expenses                            0.23
-------------------------------------    -----
TOTAL ANNUAL FUND OPERATING EXPENSES      1.12
-------------------------------------    -----

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a variable contract for which the fund is an investment option. If they were included, your costs would be higher.


Although your actual costs may be higher or lower, based on these assumptions your costs would be:



1 YEAR      3 YEARS    5 YEARS   10 YEARS
--------  ---------  ---------  ---------
$114      $356       $617       $1,363
----      ----       ----       ------



PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs are not reflected in annual fund operating expenses or in the expense example, but can affect the fund's performance.


Portfolio turnover rate for fiscal year 2010: 39%.



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. The fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equities of small companies throughout the world (companies with market values similar to the smallest 30% of the companies in the S&P Developed Broad Market Index, formerly the S&P/Citigroup Broad Market Index World). As of December 31, 2010, companies in which the fund invests typically have a market capitalization of between $500 million and $5 billion at the time of purchase. As part of the investment process the fund may own stocks even if they are outside this market capitalization range.


The fund may invest up to 20% of total assets in common stocks and other equities of large companies or in debt securities, including up to 5% of net assets in junk bonds (grade BB/Ba and below).


MANAGEMENT PROCESS. While the fund may invest in securities of any country, portfolio management generally focuses on countries with developed economies (including the US). In choosing securities, portfolio management uses a combination of three analytical disciplines:



                                       11
PROSPECTUS May 1, 2011                         DWS Global Small Cap Growth VIP

o BOTTOM-UP RESEARCH. Portfolio management looks for individual companies that it believes have a history of above average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

o GROWTH ORIENTATION. Portfolio management generally looks for companies that it believes have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

o ANALYSIS OF GLOBAL THEMES. Portfolio management considers global economic outlooks, seeking to identify industries and companies that are likely to benefit from social, political and economic changes.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.



MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.


STOCK MARKET RISK. The fund is affected by how the stock market performs. When stock prices fall, you should expect the value of your investment to fall as well.


SMALL COMPANY RISK. Small company stocks tend to be more volatile than medium-sized or large company stocks. Small companies are less widely followed by stock analysts and less information about them is available to investors. Industry-wide reversals may have a greater impact on small companies, since they may lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.


FOREIGN INVESTMENT RISK. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.


EMERGING MARKETS RISK. Foreign investment risks are greater in emerging markets than in developed markets. Investments in emerging markets are often considered speculative.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


GROWTH INVESTING RISK. As a category, growth stocks may underperform value stocks (and the stock market as a whole) over any period of time. Because the prices of growth stocks are based largely on the expectation of future earnings, growth stock prices can decline rapidly and significantly in reaction to negative news about such factors as earnings, the economy, political developments, or other news.


CREDIT RISK. The fund's performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in a payment default, security downgrade or inability to meet a financial obligation. Credit risk is greater for lower-rated securities.


INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund's debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.)


PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund's share price and yield and could hurt fund performance.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.



                                       12
PROSPECTUS May 1, 2011                         DWS Global Small Cap Growth VIP

PAST PERFORMANCE


How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus. This information doesn't reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will reduce returns.


CALENDAR YEAR TOTAL RETURNS (%) (Class A)



[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]






  2001        2002        2003       2004       2005       2006       2007    2008      2009     2010
  -24.59       -19.89     49.09      23.35      18.19      22.08      9.33    -49.96    48.20    26.64




Best Quarter: 30.33%, Q2 2009        Worst Quarter: -28.40%, Q4 2008
Year-to-Date as of 3/31/2011: 2.73%

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2010 expressed as a %)


                               CLASS           1          5         10
                           INCEPTION        YEAR      YEARS      YEARS
                         -----------  ----------  ---------  ---------
CLASS A                   5/1/1996        26.64       4.62       5.11
-----------------------   --------        -----       ----       ----
S&P DEVELOPED SMALL
CAP INDEX (reflects no
deduction for fees,
expenses or taxes)                        24.42       4.84       8.07
-----------------------  --------         -----       ----       ----

MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.


PORTFOLIO MANAGER(S)

JOSEPH AXTELL, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2002.



PURCHASE AND SALE OF FUND SHARES


THE FUND IS INTENDED FOR USE IN A VARIABLE INSURANCE PRODUCT. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.


TAX INFORMATION


The fund normally distributes its net investment income and realized capital gains, if any, to its shareholders, the separate accounts of participating insurance companies. These distributions may not be taxable to the holders of variable annuity contracts and variable life insurance policies. For information concerning federal income tax consequences for the holders of such contracts or policies, holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.



PAYMENTS TO FINANCIAL INTERMEDIARIES


If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund and its related companies may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's web site for more information.


                                       13
PROSPECTUS May 1, 2011                         DWS Global Small Cap Growth VIP

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group




DWS INTERNATIONAL VIP



INVESTMENT OBJECTIVE

The fund seeks long-term growth of capital.



FEES AND EXPENSES OF THE FUND


This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.


SHAREHOLDER FEES

(paid directly from your investment)   None
-------------------------------------- -----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)


                                                              A
                                                     ----------
Management fee                                           0.79
----------------------------------------------------     ----
Distribution/service
(12b-1) fees                                            None
----------------------------------------------------    -----
Other expenses                                           0.20
----------------------------------------------------    -----
Acquired funds (underlying funds) fees and expenses      0.01
----------------------------------------------------    -----
TOTAL ANNUAL FUND OPERATING EXPENSES                     1.00
----------------------------------------------------    -----

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a variable contract for which the fund is an investment option. If they were included, your costs would be higher.


Although your actual costs may be higher or lower, based on these assumptions your costs would be:



1 YEAR      3 YEARS    5 YEARS   10 YEARS
--------  ---------  ---------  ---------
$102      $318       $552       $1,225
----      ----       ----       ------



PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs are not reflected in annual fund operating expenses or in the expense example, but can affect the fund's performance.


Portfolio turnover rate for fiscal year 2010: 228%.



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. Although the fund can invest in companies of any size and from any country, it invests mainly in common stocks of established companies in countries with developed economies (other than the United States). The fund's equity investments may also include preferred stocks, depositary receipts and other securities with equity characteristics, such as convertible securities and warrants.


MANAGEMENT PROCESS. Portfolio management aims to add value through stock selection. The investment team utilizes a proprietary investment process designed to identify attractive investment candidates from an extensive pool of fundamental research resources, which identify investments that may offer the potential for price appreciation. The investment process also takes into consideration various factors - including country and sector weightings, style and other risk targets relative to the benchmark - and assists portfolio management in devising allocations among particular securities. Portfolio management may buy a security when its research resources indicate the potential for future upside price appreciation or their investment process identifies an attractive investment opportunity. Conversely, portfolio management may sell a security when its research resources indicate limited future upside or their investment process identifies more attractive investment opportunities elsewhere.



                                       14
PROSPECTUS May 1, 2011                                   DWS International VIP

DERIVATIVES. Portfolio management generally may use futures contracts, which are a type of derivative (a contract whose value is based on, for example, indices, currencies or securities) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions. In addition, portfolio management generally may use forward currency contracts to hedge the fund's exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings or to facilitate transactions in foreign currency denominated securities. Portfolio management generally may use structured notes to gain exposure to local shares in foreign markets.


The fund may also use various types of derivatives (i) for hedging purposes;
(ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.


SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.


ACTIVE TRADING. The fund may trade actively. This could raise transaction costs (thus lowering returns).



MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.


FOREIGN INVESTMENT RISK. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.


EMERGING MARKETS RISK. Foreign investment risks are greater in emerging markets than in developed markets. Investments in emerging markets are often considered speculative.


STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock's issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. To the extent that the fund invests in a particular geographic region or market sector, performance will be affected by that region's general performance.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


CREDIT RISK. The fund's performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in a payment default, security downgrade or inability to meet a financial obligation.


INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund's debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.)


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to



                                       15
PROSPECTUS May 1, 2011                                   DWS International VIP
honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.


PAST PERFORMANCE


How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus. This information doesn't reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will reduce returns.


CALENDAR YEAR TOTAL RETURNS (%) (Class A)



[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]





  2001        2002        2003       2004       2005       2006        2007      2008       2009     2010
  -30.86       -18.37     27.75      16.53      16.17      25.91      14.59      48.21      33.52    1.62




Best Quarter: 23.01%, Q3 2009        Worst Quarter: -26.71%, Q3 2008
Year-to-Date as of 3/31/2011: 1.70%

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2010 expressed as a %)


                                    CLASS          1          5          10
                                INCEPTION       YEAR      YEARS       YEARS
                              -----------  ---------  ---------  ----------
CLASS A                        5/1/1987        1.62       0.27       -0.10
----------------------------   --------        ----       ----      ------
MSCI EAFE( (Reg. TM) )INDEX
(reflects no deduction for
fees or expenses)                              7.75       2.46       3.50
----------------------------  --------         ----       ----      ------

MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.


PORTFOLIO MANAGER(S)

THOMAS VOECKING, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2011.


JASON E. INZER, DIRECTOR. Portfolio Manager of the fund. Joined the fund in
2011.


PURCHASE AND SALE OF FUND SHARES


THE FUND IS INTENDED FOR USE IN A VARIABLE INSURANCE PRODUCT. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.



TAX INFORMATION


The fund normally distributes its net investment income and realized capital gains, if any, to its shareholders, the separate accounts of participating insurance companies. These distributions may not be taxable to the holders of variable annuity contracts and variable life insurance policies. For information concerning federal income tax consequences for the holders of such contracts or policies, holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.



PAYMENTS TO FINANCIAL INTERMEDIARIES


If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund and its related companies may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's web site for more information.


                                       16
PROSPECTUS May 1, 2011                                   DWS International VIP

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group




DWS EQUITY 500 INDEX VIP



INVESTMENT OBJECTIVE

The fund seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500( (Reg. TM)) Index"), which emphasizes stocks of large US companies.



FEES AND EXPENSES OF THE FUND


This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.


SHAREHOLDER FEES

(paid directly from your investment)   None
-------------------------------------- -----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)


                                               A
                                      ----------
Management fee                            0.20
-------------------------------------     ----
Distribution/service
(12b-1) fees                             None
-------------------------------------    -----
Other expenses                            0.13
-------------------------------------    -----
TOTAL ANNUAL FUND OPERATING EXPENSES      0.33
-------------------------------------    -----

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a variable contract for which the fund is an investment option. If they were included, your costs would be higher.


Although your actual costs may be higher or lower, based on these assumptions your costs would be:



1 YEAR      3 YEARS    5 YEARS   10 YEARS
--------  ---------  ---------  ---------
$34       $106       $185       $418
---       ----       ----       ----



PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs are not reflected in annual fund operating expenses or in the expense example, but can affect the fund's performance.


Portfolio turnover rate for fiscal year 2010: 5%.



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. Under normal circumstances, the fund intends to invest at least 80% of assets, determined at the time of purchase, in stocks of companies included in the S&P 500 (Reg. TM) Index and in derivative instruments, such as futures contracts and options, that provide exposure to the stocks of companies in the index. The fund's securities are weighted to attempt to make the fund's total investment characteristics similar to those of the index as a whole. The fund may also hold short-term debt securities and money market instruments.


The S&P 500 (Reg. TM) INDEX is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the US. Stocks in the S&P 500 (Reg. TM) Index are weighted according to their total market value. The fund is not sponsored, endorsed, sold or promoted by the Standard & Poor's (S&P) Division of The McGraw-Hill Companies, Inc.


MANAGEMENT PROCESS. Portfolio management uses quantitative analysis techniques to structure the fund to seek to obtain a high correlation to the index while seeking to keep the fund as fully invested as possible in all market environments. Portfolio management seeks a long-term correlation between fund performance, before expenses, and the index of 98% or better (perfect correlation being 100%). The fund uses an optimization strategy, buying the largest stocks in the index in approximately the same



                                       17
PROSPECTUS May 1, 2011                                DWS Equity 500 Index VIP
proportion they represent in the index, then investing in a statistically selected sample of the smaller securities found in the index.

DERIVATIVES. Portfolio management generally may use futures contracts, which are a type of derivative (a contract whose value is based on, for example, indices, currencies or securities), as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.



The fund may also use various types of derivatives (i) for hedging purposes;
(ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.


SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.



MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.


STOCK MARKET RISK. The fund is affected by how the stock market performs. When stock prices fall, you should expect the value of your investment to fall as well.


INDEXING RISK. An index fund's performance may not exactly replicate the performance of its target index, for several reasons. For example, the fund incurs fees, administrative expenses and transaction costs that the index itself does not. The fund may use sampling techniques (investing in a representative selection of securities included in the index rather than all securities in the index), or the composition of its portfolio may diverge from that of the index. Also, while the exposure of the index to its component securities is by definition 100%, the fund's effective exposure to index securities may be greater or lesser than 100%, and may vary over time.


Because an index fund is designed to maintain a high level of exposure to its target index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.



PAST PERFORMANCE


How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus. This information doesn't reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will reduce returns.


CALENDAR YEAR TOTAL RETURNS (%) (Class A)



[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]





  2001        2002        2003       2004       2005      2006       2007       2008       2009     2010
  -12.18       -22.31     28.16      10.59      4.68      15.52      5.30       -37.15     26.32    14.70




Best Quarter: 15.95%, Q2 2009        Worst Quarter: -21.98%, Q4 2008
Year-to-Date as of 3/31/2011: 5.85%

                                       18
PROSPECTUS May 1, 2011                                DWS Equity 500 Index VIP

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2010 expressed as a %)


                                   CLASS           1          5         10
                               INCEPTION        YEAR      YEARS      YEARS
                             -----------  ----------  ---------  ---------
CLASS A                      10/1/1997        14.70       2.07       1.15
---------------------------  ---------        -----       ----       ----
STANDARD & POOR'S
(S&P) 500 INDEX
(reflects no deduction for
fees, expenses or taxes)                      15.06       2.29       1.41
---------------------------  ---------        -----       ----       ----

MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.


SUBADVISOR

Northern Trust Investments, Inc.


PORTFOLIO MANAGER(S)

BRENT REEDER. Senior Vice President of Northern Trust Investments, Inc. Portfolio Manager of the fund. Joined the fund in 2007.



PURCHASE AND SALE OF FUND SHARES


THE FUND IS INTENDED FOR USE IN A VARIABLE INSURANCE PRODUCT. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.



TAX INFORMATION


The fund normally distributes its net investment income and realized capital gains, if any, to its shareholders, the separate accounts of participating insurance companies. These distributions may not be taxable to the holders of variable annuity contracts and variable life insurance policies. For information concerning federal income tax consequences for the holders of such contracts or policies, holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.



PAYMENTS TO FINANCIAL INTERMEDIARIES


If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund and its related companies may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's web site for more information.


                                       19
PROSPECTUS May 1, 2011                                DWS Equity 500 Index VIP

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group




DWS SMALL CAP INDEX VIP



INVESTMENT OBJECTIVE

The fund seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000( (Reg. TM) )Index, which emphasizes stocks of small US companies.



FEES AND EXPENSES OF THE FUND


This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.


SHAREHOLDER FEES

(paid directly from your investment)   None
-------------------------------------- -----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)


                                               A
                                      ----------
Management fee                            0.35
-------------------------------------     ----
Distribution/service
(12b-1) fees                             None
-------------------------------------    -----
Other expenses                            0.17
-------------------------------------    -----
Acquired funds fees and expenses          0.05
-------------------------------------    -----
TOTAL ANNUAL FUND OPERATING EXPENSES      0.57
-------------------------------------    -----

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a variable contract for which the fund is an investment option. If they were included, your costs would be higher.


Although your actual costs may be higher or lower, based on these assumptions your costs would be:



1 YEAR      3 YEARS    5 YEARS   10 YEARS
--------  ---------  ---------  ---------
$58       $183          $318       $714
---       ----          ----       ----

PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs are not reflected in annual fund operating expenses or in the expense example, but can affect the fund's performance.


Portfolio turnover rate for fiscal year 2010: 16%.



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. Under normal circumstances, the fund invests at least 80% of its assets, determined at the time of purchase, in stocks of companies included in the Russell 2000 Index (Reg. TM) and in derivative instruments, such as stock index futures contracts and options that provide exposure to the stocks of companies in the index. The fund's securities are weighted to attempt to make the fund's total investment characteristics similar to those of the index as a whole. Portfolio management may limit or avoid exposure to any stock in the index if it believes the stock is illiquid or that extraordinary conditions have cast doubt on its merits. Conversely, portfolio management may gain exposure to a stock not included in the index when it believes such exposure is consistent with the fund's goal (for example, in anticipation of a stock being added to the index). The fund may also hold short-term debt securities and money market instruments for liquidity purposes.


The RUSSELL 2000 (Reg. TM) INDEX( )is a well-known stock market index that measures the performance of the 2,000 smallest companies in the Russell 3000 (Reg. TM) Index, which represent approximately 8% of the market capitalization of the Russell 3000 (Reg. TM) Index. Stocks in the Russell 2000 (Reg. TM) Index( )are weighted according to their total market value. As of March 31, 2011, the Russell 2000 (Reg. TM) Index had a median market capitalization of $0.56 billion.



                                       20
PROSPECTUS May 1, 2011                                 DWS Small Cap Index VIP

MANAGEMENT PROCESS. Portfolio management uses quantitative analysis techniques to structure the fund to obtain a high correlation to the index while seeking to keep the fund as fully invested as possible in all market environments. Portfolio management seeks a long-term correlation between fund performance, before expenses, and the index of 98% or better (perfect correlation being 100%). The fund uses an optimization strategy, buying the largest stocks in the index in approximately the same proportion they represent in the index, then investing in a statistically selected sample of the smaller securities found in the index. This process is intended to produce a portfolio whose industry weightings, market capitalizations and fundamental characteristics (price-to-book ratios, price-to-earnings ratios, debt-to-asset ratios and dividend yields) closely replicate those of the index. This approach attempts to maximize the fund's liquidity and returns while minimizing its costs.


DERIVATIVES. Portfolio management generally may use futures contracts, which are a type of derivative (a contract whose value is based on, for example, indices, currencies or securities), as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.



The fund may also use various types of derivatives (i) for hedging purposes;
(ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.


SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.



MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.


STOCK MARKET RISK. The fund is affected by how the stock market performs. When stock prices fall, you should expect the value of your investment to fall as well.


INDEXING RISK. An index fund's performance may not exactly replicate the performance of its target index, for several reasons. For example, the fund incurs fees, administrative expenses and transaction costs that the index itself does not. The fund may use sampling techniques (investing in a representative selection of securities included in the index rather than all securities in the index), or the composition of its portfolio may diverge from that of the index. Also, while the exposure of the index to its component securities is by definition 100%, the fund's effective exposure to index securities may be greater or lesser than 100%, and may vary over time.


Because an index fund is designed to maintain a high level of exposure to its target index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.


SMALL COMPANY RISK. Small company stocks tend to be more volatile than medium-sized or large company stocks. Small companies are less widely followed by stock analysts and less information about them is available to investors. Industry-wide reversals may have a greater impact on small companies, since they may lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.



                                       21
PROSPECTUS May 1, 2011                                 DWS Small Cap Index VIP

PAST PERFORMANCE


How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus. This information doesn't reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will reduce returns.


CALENDAR YEAR TOTAL RETURNS (%) (Class A)



[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]





  2000       2001      2002        2003       2004       2005      2006       2007        2008       2009     2010
  -3.87      2.07       -20.58     46.42      17.76      4.26      17.49       -1.90      -34.12     26.57    26.39




Best Quarter: 23.16%, Q2 2003        Worst Quarter: -26.18%, Q4 2008
Year-to-Date as of 3/31/2011: 7.82%

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2010 expressed as a %)


                                       CLASS           1          5         10
                                   INCEPTION        YEAR      YEARS      YEARS
                                 -----------  ----------  ---------  ---------
CLASS A                          8/22/1997        26.39       3.97       5.88
-------------------------------  ---------        -----       ----       ----
RUSSELL 2000( (Reg. TM)) INDEX
(reflects no deduction for
fees, expenses or taxes)                          26.85       4.47       6.33
-------------------------------  ---------        -----       ----       ----

MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.


SUBADVISOR

Northern Trust Investments, Inc.


PORTFOLIO MANAGER(S)

BRENT REEDER. Senior Vice President of Northern Trust Investments, Inc. Portfolio Manager of the fund. Joined the fund in 2007.



PURCHASE AND SALE OF FUND SHARES


THE FUND IS INTENDED FOR USE IN A VARIABLE INSURANCE PRODUCT. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.


TAX INFORMATION


The fund normally distributes its net investment income and realized capital gains, if any, to its shareholders, the separate accounts of participating insurance companies. These distributions may not be taxable to the holders of variable annuity contracts and variable life insurance policies. For information concerning federal income tax consequences for the holders of such contracts or policies, holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.



PAYMENTS TO FINANCIAL INTERMEDIARIES


If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund and its related companies may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's web site for more information.


                                       22
PROSPECTUS May 1, 2011                                 DWS Small Cap Index VIP

FUND DETAILS

ADDITIONAL INFORMATION ABOUT FUND STRATEGIES AND RISKS

--------------------------------------------------------------------------------
 DWS Bond VIP



INVESTMENT OBJECTIVE


The fund seeks to maximize total return consistent with preservation of capital and prudent investment management, by investing for both current income and capital appreciation.



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in bonds of any maturity. The fund invests mainly in US dollar-denominated fixed income securities, including corporate bonds, US government and agency bonds and mortgage- and asset-backed securities. The fund may also invest significantly in foreign investment grade fixed income securities, non-investment grade (high yield or junk bonds) securities of US and foreign issuers (including issuers in countries with new or emerging securities markets), or to maintain liquidity, in cash or money market instruments.


The fund may invest up to 25% of total assets in foreign investment grade bonds (those in the top four grades of credit quality). The fund may also invest up to 35% of total assets in non-investment grade securities (junk bonds) of US and foreign issuers that are rated as low as grade B, the sixth credit grade. Compared to investment-grade bonds, junk bonds generally pay higher yields but have higher volatility and higher risk of default on payments. The fund may invest up to 20% of total assets in US dollar or foreign currency denominated bonds of issuers located in countries with new or emerging securities markets. The fund may have exposure of up to 15% of total assets in foreign currencies.


MANAGEMENT PROCESS. In choosing securities, portfolio management uses distinct processes for various types of securities.


US INVESTMENT GRADE SECURITIES. Portfolio management typically:

o  ranks securities based on creditworthiness, cash flow and price


o determines the value of each security by examining the issuer's credit quality, debt structure, option value and liquidity risks to identify any inefficiencies between this value and market trading price

o uses credit analysis to determine the issuer's ability to fulfill its contracts

o uses a bottom-up approach that subordinates sector weightings to individual bonds that portfolio management believes may add above-market value

FOREIGN INVESTMENT GRADE AND EMERGING MARKETS HIGH YIELD SECURITIES. Portfolio management uses a relative value strategy to identify the most attractive foreign markets, then searches those markets for securities that portfolio management believes offer incremental value over US Treasuries. With emerging market securities, portfolio management also considers short-term factors such as market sentiment, capital flows, and new issue programs.


HIGH YIELD SECURITIES (OTHER THAN EMERGING MARKETS). Portfolio management typically:

o analyzes economic conditions for improving or undervalued sectors and industries

o uses independent credit research and on-site management visits to evaluate individual issuer's debt service, growth rate, and both downgrade and upgrade potential

o  assesses new issues versus secondary market opportunities

o seeks issues within attractive industry sectors and with strong long-term fundamentals and improving credit

Portfolio management generally sells securities (or exchanges currencies) when they reach their target prices, when other investments appear more attractive, or, particularly for high yield securities, when company fundamentals decline or when portfolio management believes an unexpected development will diminish a company's competitive position or ability to generate adequate cash flow.


DERIVATIVES. Portfolio management generally may use futures contracts, which are a type of derivative (a contract whose value is based on, for example, indices, currencies or securities) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions. In addition, portfolio management generally may use forward currency contracts to hedge the fund's exposure to changes in foreign currency



                                       23
PROSPECTUS May 1, 2011                                            Fund Details
exchange rates on its foreign currency denominated portfolio holdings or to facilitate transactions in foreign currency denominated securities.

The fund may also use various types of derivatives (i) for hedging purposes;
(ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.


SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.


ACTIVE TRADING. The fund may trade actively. This could raise transaction costs (thus lowering returns).



MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.


INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund's debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.)


CREDIT RISK. The fund's performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in a payment default, security downgrade or inability to meet a financial obligation. Credit risk is greater for lower-rated securities.


Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth highest category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade debt securities.


PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund's share price and yield and could hurt fund performance.


FOREIGN INVESTMENT RISK. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.


Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.


Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the fund's foreign investments.


EMERGING MARKETS RISK. Foreign investment risks are greater in emerging markets than in developed markets. Investments in emerging markets are often considered speculative.


Emerging market countries typically have economic and political systems that are less developed, and can be expected to be less stable than developed markets. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.


There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.



                                       24
PROSPECTUS May 1, 2011                                            Fund Details

SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.


Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may prevent the fund from being able to realize full value and thus sell a security for its full valuation. This could cause a material decline in the fund's net asset value.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price.


This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

--------------------------------------------------------------------------------
 DWS Growth & Income VIP



INVESTMENT OBJECTIVE


The fund seeks long-term growth of capital, current income and growth of income.


PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. The fund invests at least 65% of total assets in equities, mainly common stocks. Although the fund can invest in companies of any size and from any country, it invests primarily in large US companies. Portfolio management typically considers large companies to be those companies similar in size to companies included in the Russell 1000 (Reg. TM) Index. As of March 31, 2011, the index had a median market capitalization of $5.86 billion. Portfolio management may favor securities from different industries and companies at different times. At times, the fund's assets may be invested in securities in relatively few industries or sectors.


MANAGEMENT PROCESS. Portfolio management uses both quantitative and fundamental analysis to evaluate each company's stock price relative to the company's earnings, operating trends, market outlook and other measures of performance potential.


Portfolio management will normally sell a stock when it believes the fundamental factors have changed, other investments offer better opportunities or in the course of adjusting the fund's emphasis on or within a given industry.


DERIVATIVES. Portfolio management generally may use futures contracts, which are a type of derivative (a contract whose value is based on, for example, indices, currencies or securities), as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.



The fund may also use various types of derivatives (i) for hedging purposes;
(ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.


SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.


ACTIVE TRADING. The fund may trade actively. This could raise transaction costs (thus lowering returns).



MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.


STOCK MARKET RISK. The fund is affected by how the stock market performs. When stock prices fall, you should expect the value of your investment to fall as well.



                                       25
PROSPECTUS May 1, 2011                                            Fund Details

Stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price.


FOCUS RISK. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors will have a significant impact on the fund's performance. For example, consumer goods companies could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


FOREIGN INVESTMENT RISK. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.


Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.


Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the fund's foreign investments.


MEDIUM-SIZED COMPANY RISK. Medium-sized company stocks tend to be more volatile than large company stocks. Medium-sized companies are less widely followed by stock analysts and less information about them is available to investors. Industry-wide reversals may have a greater impact on medium-sized companies, since they lack the financial resources of larger companies. Medium-sized company stocks are typically less liquid than large company stocks.


SMALL COMPANY RISK. Small company stocks tend to be more volatile than medium-sized or large company stocks. Small companies are less widely followed by stock analysts and less information about them is available to investors. Industry-wide reversals may have a greater impact on small companies, since they may lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.


There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price.


This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally



                                       26
PROSPECTUS May 1, 2011                                            Fund Details
liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.

PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.


Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may prevent the fund from being able to realize full value and thus sell a security for its full valuation. This could cause a material decline in the fund's net asset value.

--------------------------------------------------------------------------------
 DWS Capital Growth VIP



INVESTMENT OBJECTIVE


The fund seeks to provide long-term growth of capital.



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. The fund normally invests at least 65% of total assets in equities, mainly common stocks of US companies. The fund generally focuses on established companies that are similar in size to the companies in the S&P 500( (Reg. TM)) Index (generally 500 of the largest companies in the US) or the Russell 1000( (Reg. TM) )Growth Index (generally those stocks among the 1,000 largest US companies that have above-average price-to-earnings ratios). Although the fund can invest in companies of any size, the fund intends to invest primarily in companies whose market capitalizations fall within the normal range of these indexes. The fund may also invest in other types of equity securities such as preferred stocks or convertible securities. At times, the fund's assets may be invested in securities in relatively few industries or sectors.


MANAGEMENT PROCESS. In choosing stocks, portfolio management begins by utilizing a proprietary quantitative model to rank stocks based on a number of factors including valuation and profitability. Portfolio management also applies fundamental techniques to seek to identify companies that display above-average earnings growth compared to other companies and that have strong product lines, effective management and leadership positions within core markets. The factors considered and models used by the portfolio managers may change over time.


Portfolio management will normally sell a security when it believes the potential risks have increased, its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting the fund's emphasis on a given industry.


SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.



OTHER INVESTMENT STRATEGIES


DERIVATIVES. The fund may use various types of derivatives (a contract whose value is based on, for example, indices, currencies or securities) (i) for hedging purposes; (ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.



MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.


STOCK MARKET RISK. The fund is affected by how the stock market performs. When stock prices fall, you should expect the value of your investment to fall as well.


Stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price.


GROWTH INVESTING RISK. As a category, growth stocks may underperform value stocks (and the stock market as a whole) over any period of time. Because the prices of growth stocks are based largely on the expectation of future earnings, growth stock prices can decline rapidly and significantly in reaction to negative news about such factors as earnings, the economy, political developments, or other news.


A growth company may fail to fulfill apparent promise or may be eclipsed by competitors or its products or its services may be rendered obsolete by new technologies. Growth stocks also typically lack the dividends associated with value stocks that might otherwise cushion investors from the effects of declining stock prices. In addition, growth stocks selected for investment by portfolio management may not perform as anticipated.


FOCUS RISK. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors will have a significant impact on the fund's performance. For example, consumer goods companies could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.



                                       27
PROSPECTUS May 1, 2011                                            Fund Details

SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


MEDIUM-SIZED COMPANY RISK. Medium-sized company stocks tend to be more volatile than large company stocks. Medium-sized companies are less widely followed by stock analysts and less information about them is available to investors. Industry-wide reversals may have a greater impact on medium-sized companies, since they lack the financial resources of larger companies. Medium-sized company stocks are typically less liquid than large company stocks.


SMALL COMPANY RISK. Small company stocks tend to be more volatile than medium-sized or large company stocks. Small companies are less widely followed by stock analysts and less information about them is available to investors. Industry-wide reversals may have a greater impact on small companies, since they may lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.


FOREIGN INVESTMENT RISK. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.


Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.


Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the fund's foreign investments.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.


There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price.


This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.


Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may prevent the fund from being able



                                       28
PROSPECTUS May 1, 2011                                            Fund Details
to realize full value and thus sell a security for its full valuation. This could cause a material decline in the fund's net asset value.
--------------------------------------------------------------------------------
 DWS Global Small Cap Growth VIP



INVESTMENT OBJECTIVE


The fund seeks above-average capital appreciation over the long term.



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. The fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equities of small companies throughout the world (companies with market values similar to the smallest 30% of the companies in the S&P Developed Broad Market Index, formerly the S&P/Citigroup Broad Market Index World). As of December 31, 2010, companies in which the fund invests typically have a market capitalization of between $500 million and $5 billion at the time of purchase. As part of the investment process the fund may own stocks even if they are outside this market capitalization range.


The fund may invest up to 20% of total assets in common stocks and other equities of large companies or in debt securities, including up to 5% of net assets in junk bonds (grade BB/Ba and below).


The fund may invest in common stocks and other types of equities such as preferred stocks or convertible securities.


MANAGEMENT PROCESS. While the fund may invest in securities of any country, portfolio management generally focuses on countries with developed economies (including the US). In choosing securities, portfolio management uses a combination of three analytical disciplines:

o BOTTOM-UP RESEARCH. Portfolio management looks for individual companies that it believes have a history of above average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

o GROWTH ORIENTATION. Portfolio management generally looks for companies that it believes have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

o ANALYSIS OF GLOBAL THEMES. Portfolio management considers global economic outlooks, seeking to identify industries and companies that are likely to benefit from social, political and economic changes.

Portfolio management will normally sell a stock when they believe its price is unlikely to go much higher, its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting the fund's exposure to a given country.


SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.



OTHER INVESTMENT STRATEGIES


DERIVATIVES. The fund may use various types of derivatives (a contract whose value is based on, for example, indices, currencies or securities) (i) for hedging purposes; (ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.



MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.


STOCK MARKET RISK. The fund is affected by how the stock market performs. When stock prices fall, you should expect the value of your investment to fall as well.


Stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price.


SMALL COMPANY RISK. Small company stocks tend to be more volatile than medium-sized or large company stocks. Small companies are less widely followed by stock analysts and less information about them is available to investors. Industry-wide reversals may have a greater impact on small companies, since they may lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.


FOREIGN INVESTMENT RISK. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.


Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than



                                       29
PROSPECTUS May 1, 2011                                            Fund Details
those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.

Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the fund's foreign investments.


EMERGING MARKETS RISK. Foreign investment risks are greater in emerging markets than in developed markets. Investments in emerging markets are often considered speculative.


Emerging market countries typically have economic and political systems that are less developed, and can be expected to be less stable than developed markets. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


GROWTH INVESTING RISK. As a category, growth stocks may underperform value stocks (and the stock market as a whole) over any period of time. Because the prices of growth stocks are based largely on the expectation of future earnings, growth stock prices can decline rapidly and significantly in reaction to negative news about such factors as earnings, the economy, political developments, or other news.


A growth company may fail to fulfill apparent promise or may be eclipsed by competitors or its products or its services may be rendered obsolete by new technologies. Growth stocks also typically lack the dividends associated with value stocks that might otherwise cushion investors from the effects of declining stock prices. In addition, growth stocks selected for investment by portfolio management may not perform as anticipated.


CREDIT RISK. The fund's performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in a payment default, security downgrade or inability to meet a financial obligation. Credit risk is greater for lower-rated securities.


Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth highest category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade debt securities.


INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund's debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.)


PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund's share price and yield and could hurt fund performance.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price.


This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.


Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may prevent the fund from being able to realize full value and thus sell a security for its full valuation. This could cause a material decline in the fund's net asset value.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative



                                       30
PROSPECTUS May 1, 2011                                            Fund Details
because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.

There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.

--------------------------------------------------------------------------------
 DWS International VIP



INVESTMENT OBJECTIVE


The fund seeks long-term growth of capital.



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. Although the fund can invest in companies of any size and from any country, it invests mainly in common stocks of established companies in countries with developed economies (other than the United States). The fund's equity investments may also include preferred stocks, depositary receipts and other securities with equity characteristics, such as convertible securities and warrants.


MANAGEMENT PROCESS. Portfolio management aims to add value through stock selection. The investment team utilizes a proprietary investment process designed to identify attractive investment candidates from an extensive pool of fundamental research resources, which identify investments that may offer the potential for price appreciation. The investment process also takes into consideration various factors - including country and sector weightings, style and other risk targets relative to the benchmark - and assists portfolio management in devising allocations among particular securities. Portfolio management may buy a security when its research resources indicate the potential for future upside price appreciation or their investment process identifies an attractive investment opportunity. Conversely, portfolio management may sell a security when its research resources indicate limited future upside or their investment process identifies more attractive investment opportunities elsewhere.


DERIVATIVES. Portfolio management generally may use futures contracts, which are a type of derivative (a contract whose value is based on, for example, indices, currencies or securities) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions. In addition, portfolio management generally may use forward currency contracts to hedge the fund's exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings or to facilitate transactions in foreign currency denominated securities. Portfolio management generally may use structured notes to gain exposure to local shares in foreign markets.


The fund may also use various types of derivatives (i) for hedging purposes;
(ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.


SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.


ACTIVE TRADING. The fund may trade actively. This could raise transaction costs (thus lowering returns).



MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.


FOREIGN INVESTMENT RISK. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.


Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.



                                       31
PROSPECTUS May 1, 2011                                            Fund Details

Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the fund's foreign investments.


EMERGING MARKETS RISK. Foreign investment risks are greater in emerging markets than in developed markets. Investments in emerging markets are often considered speculative.


Emerging market countries typically have economic and political systems that are less developed, and can be expected to be less stable than developed markets. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation.


STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock's issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. To the extent that the fund invests in a particular geographic region or market sector, performance will be affected by that region's general performance.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price.


This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.


Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may prevent the fund from being able to realize full value and thus sell a security for its full valuation. This could cause a material decline in the fund's net asset value.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.


There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


CREDIT RISK. The fund's performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in a payment default, security downgrade or inability to meet a financial obligation.


Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth highest category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade debt securities.


For securities that rely on third-party guarantors to support their credit quality, the same risks may apply if the financial condition of the guarantor deteriorates or the guarantor ceases insuring municipal bonds. Because guarantors may insure many types of bonds, including subprime mortgage bonds and other high-risk bonds, their financial condition could deteriorate as a result of events that have little or no connection to securities owned by the fund.



                                       32
PROSPECTUS May 1, 2011                                            Fund Details

INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund's debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.)


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.

--------------------------------------------------------------------------------
 DWS Equity 500 Index VIP



INVESTMENT OBJECTIVE


The fund seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500( (Reg. TM)) Index"), which emphasizes stocks of large US companies.



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. Under normal circumstances, the fund intends to invest at least 80% of assets, determined at the time of purchase, in stocks of companies included in the S&P 500 (Reg. TM) Index and in derivative instruments, such as futures contracts and options, that provide exposure to the stocks of companies in the index. The fund's securities are weighted to attempt to make the fund's total investment characteristics similar to those of the index as a whole. The fund may also hold short-term debt securities and money market instruments.


The S&P 500 (Reg. TM) INDEX is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the US. Stocks in the S&P 500 (Reg. TM) Index are weighted according to their total market value. The fund is not sponsored, endorsed, sold or promoted by the Standard & Poor's (S&P) Division of The McGraw-Hill Companies, Inc.


MANAGEMENT PROCESS. Portfolio management uses quantitative analysis techniques to structure the fund to seek to obtain a high correlation to the index while seeking to keep the fund as fully invested as possible in all market environments. Portfolio management seeks a long-term correlation between fund performance, before expenses, and the index of 98% or better (perfect correlation being 100%). The fund uses an optimization strategy, buying the largest stocks in the index in approximately the same proportion they represent in the index, then investing in a statistically selected sample of the smaller securities found in the index.


This Portfolio's optimization process is intended to produce a portfolio whose industry weightings, market capitalizations and fundamental characteristics (price-to-book ratios, price-to-earnings ratios, debt-to-asset ratios and dividend yields) closely replicate those of the index. This approach attempts to maximize the Portfolio's liquidity and returns while minimizing its costs.


Portfolio management may limit or avoid exposure to any stock in the index if it believes the stock is illiquid or that extraordinary conditions have cast doubt on its merits. Conversely, portfolio management may gain exposure to a stock not included in the index when it believes such exposure is consistent with the Portfolio's goal. For example, in anticipation of a stock being added to the index).


DERIVATIVES. Portfolio management generally may use futures contracts, which are a type of derivative (a contract whose value is based on, for example, indices, currencies or securities), as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.



The fund may also use various types of derivatives (i) for hedging purposes;
(ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.


SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.



MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.


STOCK MARKET RISK. The fund is affected by how the stock market performs. When stock prices fall, you should expect the value of your investment to fall as well.


Stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price.


INDEXING RISK. An index fund's performance may not exactly replicate the performance of its target index, for several reasons. For example, the fund incurs fees, administrative expenses and transaction costs that the index itself does not. The fund may use sampling techniques (investing in a representative selection of securities included in the index rather than all securities in the index), or the composition of its portfolio may diverge from that



                                       33
PROSPECTUS May 1, 2011                                            Fund Details
of the index. Also, while the exposure of the index to its component securities is by definition 100%, the fund's effective exposure to index securities may be greater or lesser than 100%, and may vary over time.

Because an index fund is designed to maintain a high level of exposure to its target index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.


There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

--------------------------------------------------------------------------------
 DWS Small Cap Index VIP



INVESTMENT OBJECTIVE


The fund seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000( (Reg. TM) )Index, which emphasizes stocks of small US companies.



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. Under normal circumstances, the fund invests at least 80% of its assets, determined at the time of purchase, in stocks of companies included in the Russell 2000 Index (Reg. TM) and in derivative instruments, such as stock index futures contracts and options that provide exposure to the stocks of companies in the index. The fund's securities are weighted to attempt to make the fund's total investment characteristics similar to those of the index as a whole. Portfolio management may limit or avoid exposure to any stock in the index if it believes the stock is illiquid or that extraordinary conditions have cast doubt on its merits. Conversely, portfolio management may gain exposure to a stock not included in the index when it believes such exposure is consistent with the fund's goal (for example, in anticipation of a stock being added to the index). The fund may also hold short-term debt securities and money market instruments for liquidity purposes.


The RUSSELL 2000 (Reg. TM) INDEX( )is a well-known stock market index that measures the performance of the 2,000 smallest companies in the Russell 3000 (Reg. TM) Index, which represent approximately 8% of the market capitalization of the Russell 3000 (Reg. TM) Index. Stocks in the Russell 2000 (Reg. TM) Index( )are weighted according to their total market value. As of March 31, 2011, the Russell 2000 (Reg. TM) Index had a median market capitalization of $0.56 billion.


MANAGEMENT PROCESS. Portfolio management uses quantitative analysis techniques to structure the fund to obtain a high correlation to the index while seeking to keep the fund as fully invested as possible in all market environments. Portfolio management seeks a long-term correlation between fund performance, before expenses, and the index of 98% or better (perfect correlation being 100%). The fund uses an optimization strategy, buying the largest stocks in the index in approximately the same proportion they represent in the index, then investing in a statistically selected sample of the smaller securities found in the index. This process is intended to produce a portfolio whose industry weightings, market capitalizations and fundamental characteristics (price-to-book ratios, price-to-earnings ratios, debt-to-asset ratios and dividend yields) closely replicate those of the index. This approach attempts to maximize the fund's liquidity and returns while minimizing its costs.


INDEX INVESTING VERSUS ACTIVE MANAGEMENT. Active management involves portfolio management buying and selling securities based on research and analysis. Unlike a fund that is actively managed, an index fund tries to replicate the performance of a target index by holding either all, or a representative sample, of the securities in the index.


DERIVATIVES. Portfolio management generally may use futures contracts, which are a type of derivative (a contract whose value is based on, for example, indices, currencies or securities), as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.



The fund may also use various types of derivatives (i) for hedging purposes;
(ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.



                                       34
PROSPECTUS May 1, 2011                                            Fund Details

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.



MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.


STOCK MARKET RISK. The fund is affected by how the stock market performs. When stock prices fall, you should expect the value of your investment to fall as well.


Stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price.


INDEXING RISK. An index fund's performance may not exactly replicate the performance of its target index, for several reasons. For example, the fund incurs fees, administrative expenses and transaction costs that the index itself does not. The fund may use sampling techniques (investing in a representative selection of securities included in the index rather than all securities in the index), or the composition of its portfolio may diverge from that of the index. Also, while the exposure of the index to its component securities is by definition 100%, the fund's effective exposure to index securities may be greater or lesser than 100%, and may vary over time.


Because an index fund is designed to maintain a high level of exposure to its target index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.


SMALL COMPANY RISK. Small company stocks tend to be more volatile than medium-sized or large company stocks. Small companies are less widely followed by stock analysts and less information about them is available to investors. Industry-wide reversals may have a greater impact on small companies, since they may lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.


There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price.


This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.


Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may prevent the fund from being able to realize full value and thus sell a security for its full valuation. This could cause a material decline in the fund's net asset value.



OTHER POLICIES AND RISKS


While the previous pages describe the main points of each fund's strategy and risks, there are a few other matters to know about:



                                       35
PROSPECTUS May 1, 2011                                            Fund Details

o Although major changes tend to be infrequent, each fund's Board could change a fund's investment objective without seeking shareholder approval.
   However, the Board of DWS Bond VIP, DWS Global Small Cap Growth VIP, DWS Equity 500 Index VIP and DWS Small Cap Index VIP will provide shareholders with at least 60 days notice prior to making any changes to the fund's 80% investment policy as described herein.

o The following is applicable to all funds except DWS Equity 500 Index VIP and DWS Small Cap Index VIP. When in the Advisor's opinion it is advisable to adopt a temporary defensive position because of unusual and adverse or other market conditions, up to 100% of each fund's assets may be held in cash or invested in money market securities or other short-term investments. Short-term investments consist of (1) foreign and domestic obligations of sovereign governments and their agencies and instrumentalities, authorities and political subdivisions; (2) other short-term rated debt securities or, if unrated, determined to be of comparable quality in the opinion of the Advisor; (3) commercial paper; (4) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (5) repurchase agreements.
   Short-term investments may also include shares of money market mutual funds. To the extent a fund invests in such instruments, the fund will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in volatile market conditions.

o Portfolio management measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, its own judgment. All securities must meet the credit quality standards applied by portfolio management at the time they are purchased. If a security's credit quality changes, portfolio management will decide what to do with the security, based on its assessment of what would most benefit a fund.

o Certain DWS funds-of-funds are permitted to invest in other DWS funds. As a result, a fund may have large inflows or outflows of cash from time to time. This could have adverse effects on a fund's performance if a fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase a fund's transaction costs.


FOR MORE INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in each fund.


If you want more information on each fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).


Keep in mind that there is no assurance that a fund will achieve its investment objective.


A complete list of each fund's portfolio holdings as of the month-end is posted on www.dws-investments.com on or after the last day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. The posted portfolio holdings information is available by fund and generally remains accessible at least until the date on which a fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. In addition, each fund's top ten equity holdings and other fund information is posted on www.dws-investments.com as of the calendar quarter-end on or after the 10th calendar day following quarter-end. Each fund's Statement of Additional Information includes a description of a fund's policies and procedures with respect to the disclosure of a fund's portfolio holdings.



WHO MANAGES AND OVERSEES THE FUNDS


THE INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for each fund. Under the oversight of the Board, the Advisor, or a subadvisor, makes investment decisions, buys and sells securities for each fund and conducts research that leads to these purchase and sale decisions. The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance. The Advisor and its predecessors have more than 80 years of experience managing mutual funds and provide a full range of global investment advisory services to institutional and retail clients.


DWS Investments is part of the Asset Management division of Deutsche Bank AG and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, DIMA and DWS Trust Company. DWS Investments is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.


The Advisor may utilize the resources of its global investment platform to provide investment management services through branch offices located outside the US. In some cases, the Advisor may also utilize its branch offices or affiliates located in the US or outside the US to perform



                                       36
PROSPECTUS May 1, 2011                                            Fund Details
certain services such as trade execution, trade matching and settlement, or various administrative, back-office or other services. To the extent services are performed outside the US, such activity may be subject to both US and foreign regulation. It is possible that the jurisdiction in which the Advisor or its affiliate performs such services may impose restrictions or limitations on portfolio transactions that are different from, and in addition to, those that apply in the US.

MANAGEMENT FEE. The Advisor receives a management fee from each fund. Below is the management rate paid by each fund for the most recent fiscal year, as a percentage of each fund's average daily net assets:




FUND NAME                     FEE PAID
-------------------------  -----------
DWS Bond VIP                  0.39  %
-------------------------     ----
DWS Growth & Income VIP        0.36%*
-------------------------     -----
DWS Capital Growth VIP         0.37%*
-------------------------     -----
DWS Global Small Cap
Growth VIP                     0.82%*
-------------------------     -----
DWS International VIP         0.79  %
-------------------------     -----
DWS Equity 500 Index VIP      0.20  %
--------------------------    -----
DWS Small Cap Index VIP        0.35%*
--------------------------    -----

* Reflecting the effect of expense limitations and/or fee waivers then in effect.

For DWS Global Small Cap Growth VIP, the Advisor has contractually agreed through September 30, 2011 to waive and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses at 1.00% (excluding extraordinary expenses, taxes, brokerage and interest expense) for Class A. The agreement may only be terminated with the consent of the fund's Board.


For DWS Small Cap Index VIP, the Advisor has contractually agreed through September 30, 2011 to waive and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses at 0.50% (excluding extraordinary expenses, taxes, brokerage and interest expenses) for Class A. The agreement may only be terminated with the consent of the fund's Board.


A discussion regarding the basis for the Board renewal of each fund's investment management agreement and, as applicable, subadvisory agreement, and sub-subadvisory agreement is contained in the shareholder report for the annual period ended December 31 (see "Shareholder reports" on the back cover).


Under a separate administrative services agreement between each fund and the Advisor, each fund pays the Advisor a fee of 0.10% for providing most of each fund's administrative services. The administrative services fee discussed above is included in the fees and expenses table under "Other expenses."


SUBADVISOR FOR DWS GROWTH & INCOME VIP

The subadvisor for DWS Growth & Income VIP is QS Investors, LLC located at 880 Third Avenue, New York, NY 10022. Founded in 2010, QS Investors manages and advises assets on behalf of institutional clients and retail funds, providing global expertise in research, portfolio management and quantitative analysis. Under the oversight of DIMA and the Board, QS Investors makes the investment decisions and buys and sells securities for the fund. DIMA pays a fee to QS Investors pursuant to an investment subadvisory agreement between DIMA and QS Investors.


SUBADVISOR FOR DWS EQUITY 500 INDEX VIP AND DWS SMALL CAP INDEX VIP


Northern Trust Investments, Inc. ("NTI"), the subadvisor for DWS Equity 500 Index VIP and DWS Small Cap Index VIP, is located at 50 South LaSalle Street, Chicago, IL 60603. Formerly known and conducting business as Northern Trust Investments, N.A., NTI, an indirect subsidiary of Northern Trust Corporation, is an Illinois state banking corporation and an investment adviser registered under the Investment Advisers Act of 1940, as amended. Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed assets for institutional and individual separately managed accounts, investment companies and bank common and collective funds.


Northern Trust Corporation is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended.


As of December 31, 2010, Northern Trust Corporation, through its subsidiaries, had assets under custody of $4.1 trillion, and assets under investment management of $643.6 billion.


MULTI-MANAGER STRUCTURE. The Advisor, subject to the approval of the Board, has ultimate responsibility to recommend the hiring, termination and replacement of subadvisors. Each fund and the Advisor have received an order from the SEC that allows each fund and the Advisor to utilize a multi-manager structure in managing each fund's assets. Pursuant to the SEC order, the Advisor, with the approval of each fund's Board, is permitted to select subadvisors that are not affiliates of the Advisor ("non-affiliated subadvisors") to manage all or a portion of each fund's assets without obtaining shareholder approval. The Advisor also has the discretion to terminate any subadvisor and allocate and reallocate each fund's assets among any non-affiliated subadvisors. The SEC order also permits the Advisor, subject to the approval of the Board, to materially amend an existing subadvisory agreement with a non-affiliated subadvisor without shareholder approval. Each fund and the Advisor are subject to the conditions imposed by the SEC order, including the condition that within 90 days of hiring of a new non-affiliated subadvisor,



                                       37
PROSPECTUS May 1, 2011                                            Fund Details
each fund will provide shareholders with an information statement containing information about the new non-affiliated subadvisor.

Each fund and the Advisor have also filed an exemptive application with the SEC requesting an order that would extend the relief granted with respect to non-affiliated subadvisors to certain subadvisors that are affiliates of the Advisor ("affiliated subadvisors"). If such relief is granted by the SEC, the Advisor, with the approval of each fund's Board, would be able to hire non-affiliated and/or affiliated subadvisors to manage all or a portion of each fund's assets without obtaining shareholder approval. The Advisor would also have the discretion to terminate any subadvisor and allocate and reallocate each fund's assets among any other subadvisors (including terminating a non-affiliated subadvisor and replacing them with an affiliated subadvisor). The Advisor, subject to the approval of the Board, would also be able to materially amend an existing subadvisory agreement with any such subadvisor without shareholder approval. There can be no assurance that such relief will be granted by the SEC. Each fund and the Advisor will be subject to any new conditions imposed by the SEC.



MANAGEMENT


DWS BOND VIP

KENNETH R. BOWLING, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2008.

o Joined Deutsche Asset Management in 2007 after 14 years of experience at INVESCO where he was most recently director of US Fixed Income.

o  Head of Institutional Fixed Income Investments, Americas: Louisville.

o  BS and MEng from University of Louisville.

JAMIE GUENTHER, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2008.

o Joined Deutsche Asset Management in 2007 after 25 years of experience, most recently as head of Credit Research and CDO/CSO Credit for INVESCO. Prior to that he was head of financial institution investment research at Duff & Phelps Investment Research. Before that he was a global security analyst for Alexander & Alexander. He began his career in 1982 at Touche Ross Financial Consulting.

o  Head of Institutional Credit: Louisville.

o  BBA from Western Michigan University.

JOHN BRENNAN, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2008.



o Joined Deutsche Asset Management and the fund in 2007 after 14 years of experience at INVESCO and Freddie Mac. Previously, was head of Structured Securities sector team at INVESCO and before that was senior fixed income portfolio manager at Freddie Mac specializing in MBS, CMBS, collateralized mortgage obligations, ARMS, mortgage derivatives, US Treasuries and agency debt.

o  Portfolio Manager for Structured Finance: Louisville.

o  BS, University of Maryland; MBA William & Mary.

BRUCE HARLEY, CFA, CEBS, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2008.

o Joined Deutsche Asset Management in March 2007 after 18 years of experience at INVESCO where he was head of Governments and Derivatives, responsible for positioning for US duration and term structure; Government and futures trading.

o  Portfolio and Sector Manager for Institutional Fixed Income: Louisville.

o  BS in Economics from University of Louisville.

J. RICHARD ROBBEN, CFA, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2008.

o Joined Deutsche Asset Management and the fund in 2007 after 11 years of experience at INVESCO Institutional, most recently as senior portfolio manager for LIBOR-related strategies and head of portfolio construction group for North American Fixed Income.

o  Portfolio Manager for Institutional Fixed Income: Louisville.

o  BA, Bellarmine University.

DAVID VIGNOLO, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2008.

o Joined Deutsche Asset Management in March 2007 after 20 years of experience that included head of corporate bond trading and portfolio manager for INVESCO and Conning Asset Management Co., and corporate bond trader and portfolio manager for ANB Investment Management Co.

o  Portfolio and Sector Manager for Institutional Fixed Income: Louisville.

o  BS from Indiana University; MBA from Case Western Reserve University.

J. KEVIN HORSLEY, CFA, CPA, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2008.

o Joined Deutsche Asset Management in March 2007 after 13 years of experience, of which 11 were at INVESCO as senior analyst for a variety of credit sectors. He also has experience in the structured securities market (asset-backed and commercial mortgage-backed securities), and in research coverage of foreign exchange markets, corporate finance, market planning in the telecom sector, and in public accounting.

o  Credit Analyst for Institutional Fixed Income: Louisville.

o BA from Transylvania University; MBA from Owen Graduate School of Management, Vanderbilt University.



                                       38
PROSPECTUS May 1, 2011                                            Fund Details

STEPHEN WILLER, CFA, VICE PRESIDENT. Portfolio Manager of the fund. Joined the fund in 2008.

o Joined Deutsche Asset Management in March 2007 after 13 years of experience, 11 of which were at AMVESCAP, INVESCO Institutional, where he was CDO portfolio manager responsible for structuring, pricing and managing corporate credit CSOs, developing CDS based trading strategies and vehicles, and Alpha decisions for CDS index trading. He started his career as a financial analyst at Providian Capital Management.

o  Portfolio manager for Institutional Fixed Income: Louisville.

o  BS in Finance/Economics from the University of Richmond.

WILLIAM CHEPOLIS, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2011.

o Joined Deutsche Asset Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank where he managed the bank's fixed income and foreign exchange portfolios.

o  Portfolio Manager for Retail Fixed Income: New York.

o  BIS, University of Minnesota.


DWS GROWTH & INCOME VIP

ROBERT WANG, HEAD OF PORTFOLIO MANAGEMENT AND TRADING, QS INVESTORS. Began managing the fund in 2007.

o Joined QS Investors in 2010 after 28 years of experience of trading fixed income, foreign exchange and derivative products at Deutsche Asset Management and J.P. Morgan.

o  BS, The Wharton School, University of Pennsylvania.

RUSSELL SHTERN, HEAD OF EQUITY PORTFOLIO MANAGEMENT AND TRADING, QS INVESTORS. Began managing the fund in 2010.

o Joined QS Investors in 2010 after 11 years of experience as a portfolio manager and trader's assistant with Deutsche Asset Management.

o  BBA, Pace University.


DWS CAPITAL GROWTH VIP

OWEN FITZPATRICK, CFA, MANAGING DIRECTOR. Lead Manager of the fund. Joined the fund in 2009.

o  Joined Deutsche Asset Management in 2009.

o Prior to joining Deutsche Asset Management, Managing Director of Deutsche Bank Private Wealth Management and served as head of U.S. Equity Strategy and manager of the U.S. large cap core, value and growth portfolios and member of the U.S. Investment Committee and head of the Equity Strategy Group.

o Previous experience includes over 21 years of experience in trust and investment management. Prior to joining Deutsche Bank in 1995, managed an equity income fund, trust and advisory relationships for Princeton Bank & Trust Company, where he was also responsible for research coverage of the consumer cyclical sector. Previously served as a portfolio manager at Manufacturer's Hanover Trust Company.


o  BA and MBA, Fordham University.

THOMAS M. HYNES, JR., CFA, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2009.

o Joined Deutsche Asset Management in 1995, served in DB Private Wealth Management from 1995-2004; served as US equity portfolio manager at Citigroup Asset Management from 2004-2007; rejoined Deutsche Asset Management in 2007.

o  Portfolio manager for US Large Cap Equity: New York.

o  BS, Fordham University.

BRENDAN O'NEILL, CFA, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2009.

o  Joined Deutsche Asset Management in 2000.

o Equity Research Analyst covering the financial services sector from 2001-2009.

o  Previously served as a member of the Large Cap Core Equity team.

o  BA, Queens College, CUNY; MS, Zicklin School of Business, Baruch College.


DWS GLOBAL SMALL CAP GROWTH VIP

JOSEPH AXTELL, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2002.

o  Joined Deutsche Asset Management in 2001.

o Senior analyst at Merrill Lynch Investment Managers for the international equity portion of a global balanced portfolio (1996-2001).

o  Director, International Research at PCM International (1989-1996).

o Associate manager, structured debt and equity group at Prudential Capital Corporation (1988-1989).

o  Analyst at Prudential-Bache Capital Funding in London (1987-1988).

o Equity analyst in the health care sector at Prudential Equity Management Associates (1985-1987).

o  BS, Carlson School of Management, University of Minnesota.


DWS INTERNATIONAL VIP

THOMAS VOECKING, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2011.

o Joined Deutsche Asset Management in 1991 as a project manager in Global Technology Services before becoming responsible for the performance measurement of institutional client portfolios. Other company positions include analyst at DB Research, Head of the Strategic Asset Consulting team, and overlay portfolio manager and product specialist.

o  Portfolio Manager, Market Research Strategies: Frankfurt.

o  MS, University of Muenster.

JASON E. INZER, DIRECTOR. Portfolio Manager of the fund. Joined the fund in
2011.

o Joined Deutsche Asset Management in 1997 as technology manager for Japan equity research. In 2003, became head of research analytics for global research.



                                       39
PROSPECTUS May 1, 2011                                            Fund Details

o  Portfolio Manager, Market Research Strategies: New York.

o  BA, The Ohio State University.


DWS EQUITY 500 INDEX VIP

BRENT REEDER. Senior Vice President of Northern Trust Investments, Inc. Portfolio Manager of the fund. Joined the fund in 2007.

o Joined Northern Trust Investments, Inc. in 1993; for the past eight years, he has managed quantitative equity portfolios.


DWS SMALL CAP INDEX VIP

BRENT REEDER. Senior Vice President of Northern Trust Investments, Inc. Portfolio Manager of the fund. Joined the fund in 2007.

o Joined Northern Trust Investments, Inc. in 1993; for the past eight years, he has managed quantitative equity portfolios.

Each fund's Statement of Additional Information provides additional information about a portfolio manager's investments in each fund, a description of the portfolio management compensation structure and information regarding other accounts managed.


                                       40
PROSPECTUS May 1, 2011                                            Fund Details

INVESTING IN THE FUNDS

YOUR INVESTMENT IN THE FUNDS

The information in this section may affect anyone who selects one or more funds as an investment option in a variable annuity contract or variable life insurance policy that offers one or more funds. These contracts and policies are described in separate prospectuses issued by participating insurance companies. Each fund assumes no responsibility for such prospectuses.



POLICIES ABOUT TRANSACTIONS


The information in this prospectus applies to Class A shares of each fund. Each fund may offer two classes of shares (except DWS Equity 500 Index VIP, which offers three classes of shares). Class A shares are offered at net asset value and are not subject to 12b-1 fees.


Technically, the shareholders of DWS Variable Series I and DWS Investments VIT Funds (which includes each fund just described) are the participating insurance companies (the "insurance companies") that offer each fund as choices for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies may pass through voting rights to the contract owners. Each fund does not sell shares directly to the public. Each fund sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to a fund by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract. Depending on context in the prospectus, the terms "you" and "yours" refer to either a contract owner or to the insurance company that issues the contract. References to "buying," "purchasing" or "holding" fund shares refer only to the insurance company, not the contract owner.


Please bear in mind that there are important differences between DWS retail funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike a fund, are not sold to insurance company separate accounts to fund investments in variable insurance contracts. In addition, the investment objective, policies and strategies of a fund, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than a fund and have different expense ratios than a fund. As a result, the performance of a fund and a Retail Fund will differ.


Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from a fund, orderly portfolio management could be disrupted to the potential detriment of shareholders of that fund.


Each fund has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. This means that when an insurance company opens an account, a fund will ask for its name, address and other information that will allow a fund to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.


For certain insurance companies, a fund might request additional information (for instance, a fund would ask for documents such as the insurance company's articles of incorporation) to help a fund verify the insurance company's identity.


Each fund will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.


Each fund may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.



BUYING AND SELLING SHARES


Each FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. Each fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).



                                       41
PROSPECTUS May 1, 2011                                  Investing in the Funds

Each fund continuously sells shares to each insurance company separate account, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed by the insurance company. The insurance company offers contract owners units in its separate accounts which correspond to shares in a fund. Each insurance company submits purchase and redemption orders to a fund based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed by the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.



IMPORTANT INFORMATION ABOUT BUYING AND SELLING SHARES

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day each fund is open for business.

o Unless otherwise instructed, each fund normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  Each fund does not issue share certificates.

o  Each fund reserves the right to reject purchases of shares for any reason.

o Each fund reserves the right to withdraw or suspend the offering of shares at any time.

o Each fund reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a fund from disposing of its portfolio securities or pricing its shares.

o Each fund may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of each fund, they are deemed to be in each fund's best interests or when each fund is requested or compelled to do so by governmental authority or by applicable law.


o Each fund may close and liquidate an account if a fund is unable to verify provided information, or for other reasons; if a fund decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the fund shares and may incur tax liability.

o Each fund may pay for shares sold by "redeeming in kind," that is, by distributing to you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; each fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of each fund's net assets, whichever is less.

o A purchase order from an insurance company separate account may not be accepted if the sale of fund shares has been suspended or if it is determined that the purchase would be detrimental to the interests of a fund.

MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of fund shares may present risks to each fund's long-term shareholders (as used herein, the term "shareholders" may refer to the contract owners), including potential dilution in the value of fund shares, interference with the efficient management of a fund (including losses on the sale of investments), realized gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if a fund invests in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in fund valuation that arise from the nature of the securities held by a fund (e.g., "time zone arbitrage"). Each fund has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.


Pursuant to these policies, each fund reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, a fund may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to a fund. Each fund, through its Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same fund's shares. Each fund may take other trading activity



                                       42
PROSPECTUS May 1, 2011                                  Investing in the Funds
into account if a fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.


Shareholders are limited to four roundtrip transactions in the same fund over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same fund within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that fund. Each fund has sole discretion whether to remove a block from a shareholder's account (e.g., such as when the Advisor has determined that the transactions were not abusive or harmful to the fund). The rights of a shareholder to redeem shares of each fund are not affected by the four roundtrip transaction limitation.


The Advisor may make exceptions to the roundtrip transaction policy for certain types of transactions if in its opinion the transactions do not represent short-term or excessive trading or are not abusive or harmful to each fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by each fund or administrator and transactions by certain qualified fund-of-fund(s).


In certain circumstances, each fund may rely upon the policy of the insurance company or other financial intermediary to deter short-term or excessive trading if the Advisor believes that the policy of such insurance company or other financial intermediary is reasonably designed to detect and deter transactions that are not in the best interests of each fund. An insurance company's or other financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than each fund's policies, may permit certain transactions not permitted by each fund's policies, or prohibit transactions not subject to each fund's policies.


The Advisor may also accept undertakings from an insurance company or other financial intermediary to enforce short-term or excessive trading policies on behalf of each fund that provide a substantially similar level of protection for each fund against such transactions. For example, certain insurance companies may have contractual or legal restrictions, or operational constraints, that prevent them from blocking an account. In such instances, the Advisor may permit the insurance company to use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.


In addition, to the extent that each fund invests some portion of its assets in foreign securities, each fund has adopted certain fair valuation practices intended to protect each fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in fund valuation that arise from the nature of the securities held by each fund. (See "How each fund Calculates Share Price.")


There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying contract holders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. The Advisor reviews trading activity at the separate account level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the separate account level, the Advisor will contact the insurance company or other financial intermediary to request underlying contract holder activity. Depending on the amount of fund shares held in such separate account (which may represent most of each fund's shares), short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in each fund. If short-term or excessive trading is identified, the Advisor will take appropriate action.


Each fund's market timing policies and procedures may be modified or terminated at any time.



HOW TO RECEIVE ACCOUNT INFORMATION

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.


Please see the contract prospectus that accompanies this prospectus for the customer service phone number.



HOW TO SELECT SHARES

Shares in a fund are available in connection with certain variable annuity and life insurance arrangements. Each insurance company has different provisions about how and when their contract owners may select fund shares. Each insurance company is responsible for communicating its contract owners' instructions to a fund. Contract owners should contact their insurance company to effect transactions in connection with a fund.



FINANCIAL INTERMEDIARY SUPPORT PAYMENTS


The Advisor, DWS Investments Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to each fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of each fund, any record keeping/sub-transfer agency/networking fees payable by each fund (generally through the Distributor or an affiliate) and/or the Distributor



                                       43
PROSPECTUS May 1, 2011                                  Investing in the Funds
to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing a fund with "shelf space" or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of each fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.


The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares or the retention and/or servicing of investors and DWS fund shares to financial advisors in amounts that generally range from 0.01% up to 0.26% of assets of each fund serviced and maintained by the financial advisor, 0.05% to 0.25% of sales of each fund attributable to the financial advisor, a flat fee of $4,000 up to $125,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of each fund or of any particular share class of each fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of each fund. Additional information regarding these revenue sharing payments is included in each fund's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).


The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. or ExpertPlan Inc. on the DWS Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.


It is likely that broker-dealers that execute portfolio transactions for each fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for each fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.



HOW EACH FUND CALCULATES SHARE PRICE


To calculate net asset value per share, or NAV, each fund uses the following equation:



        TOTAL          TOTAL                  TOTAL NUMBER OF
               -                       /                        =    NAV
  (                               )
       ASSETS       LIABILITIES             SHARES OUTSTANDING

The price at which you buy and sell shares for each fund is the NAV.


WE TYPICALLY VALUE SECURITIES USING INFORMATION FURNISHED BY AN INDEPENDENT PRICING SERVICE OR MARKET QUOTATIONS, WHERE APPROPRIATE. However, we may use methods approved by the Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of a portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, a portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value



                                       44
PROSPECTUS May 1, 2011                                  Investing in the Funds
realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be a portfolio's use of fair value pricing. This is intended to reduce a portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")

To the extent that a fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell fund shares through the contract. This is because some foreign markets are open on days and at times when each fund doesn't price the shares.



DISTRIBUTIONS


Each fund intends to declare and distribute dividends from their net investment income and capital gains, if any, annually. Each fund may make additional distributions if necessary.


All distributions will be reinvested in shares of a fund unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the relevant fund for federal income tax purposes.



TAXES


Each fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to meet all requirements necessary to avoid paying any federal income or excise taxes.


Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1-2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.


In order for investors to receive the favorable federal income tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. Each fund intends to comply with these requirements. If a fund or separate account does not meet such requirements or if a fund were to fail to qualify as a regulated investment company for any taxable year and could not or did not cure such failure, income allocable to the contracts associated with the separate account may be taxable currently for federal income tax purposes to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.


Under Treasury regulations, insurance companies holding the separate accounts may have to report to the IRS losses above a certain amount resulting from a sale or disposition of a fund's shares.


The discussion above is generally based on the assumption that shares of a fund will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the IRS finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous federal income tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available. In that situation, the person or persons determined to own the fund shares will be currently taxed on fund distributions, and on the proceeds of any redemption of fund shares, under the Code.


Fund investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.


Certain of each fund's investments in certain debt obligations may cause each fund to recognize taxable income in excess of the cash generated by such obligation. Thus, each fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.


The preceding is a brief summary of certain of the relevant federal income tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible federal, foreign, state or local taxes.


                                       45
PROSPECTUS May 1, 2011                                  Investing in the Funds

FINANCIAL HIGHLIGHTS

The financial highlights are designed to help you understand recent financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in a fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with each fund's financial statements, is included in each fund's annual report (see "Shareholder reports" on the back cover). This information doesn't reflect charges and fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These charges and fees will reduce returns.


DWS BOND VIP - CLASS A



YEARS ENDED DECEMBER 31,                             2010        2009        2008        2007           2006
------------------------------------------------  ----------  ----------  ----------  ----------  ---------------
SELECTED PER SHARE DATA
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $  5.54     $  5.50     $   6.98    $  7.03       $  6.99
------------------------------------------------   -------     -------     --------    -------       -------
Income (loss) from investment operations:
  Net investment income(a)                             .19         .25          .37        .35           .33
------------------------------------------------   -------     -------     --------    -------       -------
  Net realized and unrealized gain (loss)              .18         .26       ( 1.48)     ( .06)        ( .01)
------------------------------------------------   -------     -------     --------    -------       -------
  TOTAL FROM INVESTMENT OPERATIONS                     .37         .51       ( 1.11)       .29           .32
------------------------------------------------   -------     -------     --------    -------       -------
Less distributions from:
  Net investment income                              ( .25)      ( .47)      (  .37)     ( .34)        ( .27)
------------------------------------------------   -------     -------     --------    -------       -------
  Net realized gains                                     -           -            -          -         ( .01)
------------------------------------------------   -------     -------     --------    -------       -------
  TOTAL DISTRIBUTIONS                                ( .25)      ( .47)      (  .37)     ( .34)        ( .28)
------------------------------------------------   -------     -------     --------    -------       -------
NET ASSET VALUE, END OF PERIOD                     $  5.66     $  5.54     $   5.50    $  6.98       $  7.03
------------------------------------------------   -------     -------     --------    -------       -------
Total Return (%)                                      6.79       10.07       (16.77)      4.18          4.72 (b)
------------------------------------------------   -------     -------     --------    -------       -------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                 155         159          155        229           218
------------------------------------------------   -------     -------     --------    -------       -------
Ratio of expenses before expense reductions (%)        .59         .59          .59        .61           .66
-------------------------------------------------  -------     -------     --------    -------       -------
Ratio of expenses after expense reductions (%)         .59         .59          .59        .61           .62
-------------------------------------------------  -------     -------     --------    -------       -------
Ratio of net investment income (%)                    3.42        4.68         5.76       5.03          4.82
-------------------------------------------------  -------     -------     --------    -------       -------
Portfolio turnover rate (%)                            357         284          196        185           186
-------------------------------------------------  -------     -------     --------    -------       -------

(a)        Based on average shares outstanding during the period.
(b) Total return would have been lower had certain expenses not been reduced.

                                       46
PROSPECTUS May 1, 2011                                    Financial Highlights

DWS GROWTH & INCOME VIP - CLASS A



YEARS ENDED DECEMBER 31,                             2010        2009         2008         2007           2006
------------------------------------------------  ----------  ----------  -----------  -----------  ---------------
SELECTED PER SHARE DATA
--------------------------------------------------------------------------------------------------            -
NET ASSET VALUE, BEGINNING OF PERIOD               $  6.71     $  5.12     $  10.81     $  10.94       $   9.72
------------------------------------------------   -------     -------     --------     --------       --------
Income (loss) from investment operations:
  Net investment income (loss)(a)                      .09         .10          .10          .13            .13 (c)
------------------------------------------------   -------     -------     --------     --------       --------
  Net realized and unrealized gain (loss)              .87        1.61       ( 3.45)         .02           1.19
------------------------------------------------   -------     -------     --------     --------       --------
  TOTAL FROM INVESTMENT OPERATIONS                     .96        1.71       ( 3.35)         .15           1.32
------------------------------------------------   -------     -------     --------     --------       --------
Less distributions from:
  Net investment income                              ( .11)      ( .12)      (  .18)      (  .13)        (  .10)
------------------------------------------------   -------     -------     --------     --------       --------
  Net realized gains                                     -           -       ( 2.16)      (  .15)             -
------------------------------------------------   -------     -------     --------     --------       --------
  TOTAL DISTRIBUTIONS                                ( .11)      ( .12)      ( 2.34)      (  .28)        (  .10)
------------------------------------------------   -------     -------     --------     --------       --------
NET ASSET VALUE, END OF PERIOD                     $  7.56     $  6.71     $   5.12     $  10.81       $  10.94
------------------------------------------------   -------     -------     --------     --------       --------
Total Return (%)(b)                                  14.40       34.15       (38.31)        1.36          13.63 (c)
------------------------------------------------   -------     -------     --------     --------       --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                  98         101           94          196            280
------------------------------------------------   -------     -------     --------     --------       --------
Ratio of expenses before expense reductions (%)        .63         .63          .60          .57            .56
-------------------------------------------------  -------     -------     --------     --------       --------
Ratio of expenses after expense reductions (%)         .60         .54          .54          .56            .54
-------------------------------------------------  -------     -------     --------     --------       --------
Ratio of net investment income (loss) (%)             1.32        1.74         1.34         1.18           1.24 (c)
-------------------------------------------------  -------     -------     --------     --------       --------
Portfolio turnover rate (%)                            145          82          130          310            105
-------------------------------------------------  -------     -------     --------     --------       --------

(a)        Based on average shares outstanding during the period.
(b) Total return would have been lower had certain expenses not been reduced.
(c) Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.007 per share and an increase in the ratio of net investment income of 0.07%. Excluding this non-recurring income, total return would have been 0.06% lower.


DWS CAPITAL GROWTH VIP - CLASS A




YEARS ENDED DECEMBER 31,                                2010            2009         2008           2007              2006
------------------------------------------------  ----------------  -----------  -----------  ----------------  ----------------
SELECTED PER SHARE DATA
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $  16.93        $  13.55     $  20.41       $  18.24          $  16.90
------------------------------------------------     --------        --------     --------       --------          --------
Income (loss) from investment operations:
  Net investment income (loss)(a)                         .14 (d)         .14          .16            .17 (d)           .13 (c)
------------------------------------------------     --------        --------     --------       --------          --------
  Net realized and unrealized gain (loss)                2.68            3.43       ( 6.83)          2.12              1.31
------------------------------------------------     --------        --------     --------       --------          --------
  TOTAL FROM INVESTMENT OPERATIONS                       2.82            3.57       ( 6.67)          2.29              1.44
------------------------------------------------     --------        --------     --------       --------          --------
Less distributions from:
  Net investment income                                (  .16)         (  .19)      (  .19)        (  .12)           (  .10)
------------------------------------------------     --------        --------     --------       --------          --------
NET ASSET VALUE, END OF PERIOD                       $  19.59        $  16.93     $  13.55       $  20.41          $  18.24
------------------------------------------------     --------        --------     --------       --------          --------
Total Return (%)(b)                                     16.71           26.87       (32.98)         12.59              8.53 (c)
------------------------------------------------     --------        --------     --------       --------          --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                    729             715          594          1,058             1,131
------------------------------------------------     --------        --------     --------       --------          --------
Ratio of expenses before expense reductions (%)           .51             .51          .50            .53               .52
-------------------------------------------------    --------        --------     --------       --------          --------
Ratio of expenses after expense reductions (%)            .51             .49          .49            .52               .49
-------------------------------------------------    --------        --------     --------       --------          --------
Ratio of net investment income (loss) (%)                 .78 (d)         .98          .89            .86 (d)           .73 (c)
-------------------------------------------------    --------        --------     --------       --------          --------
Portfolio turnover rate (%)                                42              76           21             30                16
-------------------------------------------------    --------        --------     --------       --------          --------

(a)        Based on average shares outstanding during the period.
(b) Total return would have been lower had certain expenses not been reduced.
(c) Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.007 per share and an increase in the ratio of net investment income of 0.04%. Excluding this non-recurring income, total return would have been 0.03% lower.
(d) Net investment income per share and ratio of net investment income include non-recurring dividend income amounting to $0.05 and $0.03 per share and 0.28% and 0.17% of average daily net assets for the years ended December 31, 2010 and 2007, respectively.


                                       47
PROSPECTUS May 1, 2011                                    Financial Highlights

DWS GLOBAL SMALL CAP GROWTH VIP - CLASS A




YEARS ENDED DECEMBER 31,                               2010             2009
------------------------------------------------ ---------------- ----------------
SELECTED PER SHARE DATA
-----------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $   11.32        $    7.79
------------------------------------------------    ---------        ---------
Income (loss) from investment operations:
  Net investment income (loss)(a)                         .05              .04
------------------------------------------------    ---------        ---------
  Net realized and unrealized gain (loss)                2.96             3.64
------------------------------------------------    ---------        ---------
  TOTAL FROM INVESTMENT OPERATIONS                       3.01             3.68
------------------------------------------------    ---------        ---------
Less distributions from:
  Net investment income                                (  .05)          (  .15)
------------------------------------------------    ---------        ---------
  Net realized gains                                        -                -
------------------------------------------------    ---------        ---------
  TOTAL DISTRIBUTIONS                                  (  .05)          (  .15)
------------------------------------------------    ---------        ---------
NET ASSET VALUE, END OF PERIOD                      $   14.28        $   11.32
------------------------------------------------    ---------        ---------
Total Return (%)                                        26.64 (b)        48.20 (b)
------------------------------------------------    ---------        ---------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------
Net assets, end of period ($ millions)                    158              139
------------------------------------------------    ---------        ---------
Ratio of expenses before expense reductions (%)          1.12             1.11
------------------------------------------------    ---------        ---------
Ratio of expenses after expense reductions (%)           1.04              .99
------------------------------------------------    ---------        ---------
Ratio of net investment income (loss) (%)                 .42              .47
------------------------------------------------    ---------        ---------
Portfolio turnover rate (%)                                39               53
------------------------------------------------    ---------        ---------



YEARS ENDED DECEMBER 31,                               2008             2007             2006
------------------------------------------------ ---------------- ---------------- ----------------
SELECTED PER SHARE DATA
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $    18.28        $   18.15        $   15.00
-------------------------------------------------  ----------        ---------        ---------
Income (loss) from investment operations:
  Net investment income (loss)(a)                         .20 (d)          .08 (d)          .03 (c)
-------------------------------------------------  ----------        ---------        ---------
  Net realized and unrealized gain (loss)              ( 8.18)            1.61             3.28
-------------------------------------------------  ----------        ---------        ---------
  TOTAL FROM INVESTMENT OPERATIONS                     ( 7.98)            1.69             3.31
-------------------------------------------------  ----------        ---------        ---------
Less distributions from:
  Net investment income                                (  .04)          (  .23)          (  .16)
-------------------------------------------------  ----------        ---------        ---------
  Net realized gains                                   ( 2.47)          ( 1.33)               -
-------------------------------------------------  ----------        ---------        ---------
  TOTAL DISTRIBUTIONS                                  ( 2.51)          ( 1.56)          (  .16)
-------------------------------------------------  ----------        ---------        ---------
NET ASSET VALUE, END OF PERIOD                     $     7.79        $   18.28        $   18.15
-------------------------------------------------  ----------        ---------        ---------
Total Return (%)                                       (49.96)(b)         9.33 (b)        22.08 (c)
-------------------------------------------------  ----------        ---------        ---------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                    117              310              331
-------------------------------------------------  ----------        ---------        ---------
Ratio of expenses before expense reductions (%)          1.11             1.14             1.12
-------------------------------------------------  ----------        ---------        ---------
Ratio of expenses after expense reductions (%)            .99             1.12             1.12
-------------------------------------------------  ----------        ---------        ---------
Ratio of net investment income (loss) (%)                1.53 (d)          .45 (d)          .16 (c)
-------------------------------------------------  ----------        ---------        ---------
Portfolio turnover rate (%)                                21               19               28
-------------------------------------------------  ----------        ---------        ---------

(a)        Based on average shares outstanding during the period.
(b) Total return would have been lower had certain expenses not been reduced.
(c) Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.002 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.01% lower.
(d) Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.05 and $0.02 per share and 0.37% and 0.09% of average daily net assets for the years ended December 31, 2008 and 2007, respectively.


                                       48
PROSPECTUS May 1, 2011                                    Financial Highlights

DWS INTERNATIONAL VIP - CLASS A




YEARS ENDED DECEMBER 31,                               2010         2009
------------------------------------------------ --------------- ----------
SELECTED PER SHARE DATA
----------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $   8.26      $  6.52
------------------------------------------------    --------      -------
Income (loss) from investment operations:
  Net investment income (loss)(a)                        .13          .12
------------------------------------------------    --------      -------
  Net realized and unrealized gain (loss)              ( .00)*       1.93
------------------------------------------------    --------      -------
  TOTAL FROM INVESTMENT OPERATIONS                       .13         2.05
------------------------------------------------    --------      -------
Less distributions from:
  Net investment income                                ( .17)       ( .31)
------------------------------------------------    --------      -------
  Net realized gains                                       -            -
------------------------------------------------    --------      -------
  TOTAL DISTRIBUTIONS                                  ( .17)       ( .31)
------------------------------------------------    --------      -------
NET ASSET VALUE, END OF PERIOD                      $   8.22      $  8.26
------------------------------------------------    --------      -------
Total Return (%)                                        1.62 (b)    33.52
------------------------------------------------    --------      -------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------
Net assets, end of period ($ millions)                   288          344
------------------------------------------------    --------      -------
Ratio of expenses before expense reductions (%)          .99          .94
------------------------------------------------    --------      -------
Ratio of expenses after expense reductions (%)           .99          .94
------------------------------------------------    --------      -------
Ratio of net investment income (loss) (%)               1.68         1.69
------------------------------------------------    --------      -------
Portfolio turnover rate (%)                              228           81
------------------------------------------------    --------      -------



YEARS ENDED DECEMBER 31,                                  2008               2007             2006
------------------------------------------------ --------------------- ---------------- ----------------
SELECTED PER SHARE DATA
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $     15.01          $   13.42        $   10.85
-------------------------------------------------    -----------          ---------        ---------
Income (loss) from investment operations:
  Net investment income (loss)(a)                            .29 (c)            .21 (c)          .28 (c)
-------------------------------------------------    -----------          ---------        ---------
  Net realized and unrealized gain (loss)                 ( 6.46)              1.73             2.51
-------------------------------------------------    -----------          ---------        ---------
  TOTAL FROM INVESTMENT OPERATIONS                        ( 6.17)              1.94             2.79
-------------------------------------------------    -----------          ---------        ---------
Less distributions from:
  Net investment income                                   (  .17)            (  .35)          (  .22)
-------------------------------------------------    -----------          ---------        ---------
  Net realized gains                                      ( 2.15)                 -                -
-------------------------------------------------    -----------          ---------        ---------
  TOTAL DISTRIBUTIONS                                     ( 2.32)            (  .35)          (  .22)
-------------------------------------------------    -----------          ---------        ---------
NET ASSET VALUE, END OF PERIOD                       $      6.52          $   15.01        $   13.42
-------------------------------------------------    -----------          ---------        ---------
Total Return (%)                                          (48.21)(b,d)        14.59            25.91
-------------------------------------------------    -----------          ---------        ---------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                       297                702              702
-------------------------------------------------    -----------          ---------        ---------
Ratio of expenses before expense reductions (%)             1.01                .98              .98
-------------------------------------------------    -----------          ---------        ---------
Ratio of expenses after expense reductions (%)               .97                .98              .98
-------------------------------------------------    -----------          ---------        ---------
Ratio of net investment income (loss) (%)                   2.74 (c)           1.48 (c)         2.32 (c)
-------------------------------------------------    -----------          ---------        ---------
Portfolio turnover rate (%)                                  123                108              105
-------------------------------------------------    -----------          ---------        ---------

(a)        Based on average shares outstanding during the period.
(b) Total return would have been lower had certain expenses not been reduced.
(c) Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.09, $0.05 and $0.11 per share and 0.82%, 0.33% and 0.92% of average daily net assets for the years ended December 31, 2008, 2007 and 2006, respectively.
(d) Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as the result of certain operation errors during the period. Excluding this reimbursement, total return would have been 0.06% lower.
*     Amount is less than $.005.

                                       49
PROSPECTUS May 1, 2011                                    Financial Highlights

DWS EQUITY 500 INDEX VIP - CLASS A




YEARS ENDED DECEMBER 31,                             2010          2009              2008             2007             2006
------------------------------------------------ ----------- ---------------- ----------------- ---------------- ----------------
SELECTED PER SHARE DATA
----------------------------------------------------------------------------------------------------------------           -
NET ASSET VALUE, BEGINNING OF PERIOD              $  11.68      $   9.55         $   15.53         $  14.97         $  13.11
------------------------------------------------  --------      --------         ---------         --------         --------
Income (loss) from investment operations:
  Net investment income (loss)(a)                      .21           .21               .27              .27              .24
------------------------------------------------  --------      --------         ---------         --------         --------
  Net realized and unrealized gain (loss)             1.51          2.20            ( 5.93)             .52             1.78
------------------------------------------------  --------      --------         ---------         --------         --------
  TOTAL FROM INVESTMENT OPERATIONS                    1.72          2.41            ( 5.66)             .79             2.02
------------------------------------------------  --------      --------         ---------         --------         --------
Less distributions from:
  Net investment income                             (  .23)       (  .28)           (  .32)          (  .23)          (  .16)
------------------------------------------------  --------      --------         ---------         --------         --------
NET ASSET VALUE, END OF PERIOD                    $  13.17      $  11.68         $    9.55         $  15.53         $  14.97
------------------------------------------------  --------      --------         ---------         --------         --------
Total Return (%)                                     14.70         26.32 (b)        (37.15)(b)         5.30 (b)        15.52 (b)
------------------------------------------------  --------      --------         ---------         --------         --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                 699           678               584            1,046            1,412
------------------------------------------------  --------      --------         ---------         --------         --------
Ratio of expenses before expense reductions (%)        .33           .34               .33              .33              .28
------------------------------------------------  --------      --------         ---------         --------         --------
Ratio of expenses after expense reductions (%)         .33           .32               .28              .30              .27
------------------------------------------------  --------      --------         ---------         --------         --------
Ratio of net investment income (loss) (%)             1.74          2.10              2.07             1.71             1.73
------------------------------------------------  --------      --------         ---------         --------         --------
Portfolio turnover rate (%)                              5             8                 6                7(c)             9
------------------------------------------------  --------      --------         ---------         --------         --------

(a)        Based on average shares outstanding during the period.
(b) Total return would have been lower had certain expenses not been reduced.
(c) Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.


DWS SMALL CAP INDEX VIP - CLASS A




YEARS ENDED DECEMBER 31,                             2010        2009         2008          2007          2006
------------------------------------------------  ----------  ----------  -----------  -------------  -----------
SELECTED PER SHARE DATA
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $  9.90     $  8.63     $  14.71      $ 16.12       $  14.40
------------------------------------------------   -------     -------     --------      -------       --------
Income (loss) from investment operations:
  Net investment income (loss)(a)                      .10         .10          .18          .17            .14
------------------------------------------------   -------     -------     --------      -------       --------
  Net realized and unrealized gain (loss)             2.51        1.93       ( 4.77)      (  .40)          2.34
------------------------------------------------   -------     -------     --------      -------       --------
  TOTAL FROM INVESTMENT OPERATIONS                    2.61        2.03       ( 4.59)      (  .23)          2.48
------------------------------------------------   -------     -------     --------      -------       --------
Less distributions from:
  Net investment income                             (  .10)      ( .16)      (  .20)      (  .14)        (  .10)
------------------------------------------------   -------     -------     --------      -------       --------
  Net realized gains                                     -       ( .60)      ( 1.29)      ( 1.04)        (  .66)
------------------------------------------------   -------     -------     --------      -------       --------
  TOTAL DISTRIBUTIONS                               (  .10)      ( .76)      ( 1.49)      ( 1.18)        (  .76)
------------------------------------------------   -------     -------     --------      -------       --------
NET ASSET VALUE, END OF PERIOD                     $ 12.41     $  9.90     $   8.63      $ 14.71       $  16.12
------------------------------------------------   -------     -------     --------      -------       --------
Total Return (%)(b)                                  26.39       26.57       (34.12)      ( 1.90)         17.49
------------------------------------------------   -------     -------     --------      -------       --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                 285         258          198          305            536
------------------------------------------------   -------     -------     --------      -------       --------
Ratio of expenses before expense reductions (%)        .52         .56          .54          .53            .47
-------------------------------------------------  -------     -------     --------      -------       --------
Ratio of expenses after expense reductions (%)         .52         .50          .47          .51            .45
-------------------------------------------------  -------     -------     --------      -------       --------
Ratio of net investment income (loss) (%)              .96        1.19         1.51         1.09            .93
-------------------------------------------------  -------     -------     --------      -------       --------
Portfolio turnover rate (%)                             16          26           25           24(c)          42
-------------------------------------------------  -------     -------     --------      -------       --------

(a)        Based on average shares outstanding during the period.
(b) Total return would have been lower had certain expenses not been reduced.
(c) Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.

                                       50
PROSPECTUS May 1, 2011                                    Financial Highlights

APPENDIX

HYPOTHETICAL EXPENSE SUMMARY

Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the fund may be higher or lower than 5% and, for money market funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.


The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objectives, risks, expenses and charges of the fund prior to investing.


DWS BOND VIP - CLASS A



            MAXIMUM            INITIAL HYPOTHETICAL                 ASSUMED RATE
         SALES CHARGE:             INVESTMENT:                       OF RETURN:
             0.00%                   $10,000                             5%
        ---------------  --------------------------------  -------------------------------
           CUMULATIVE                        CUMULATIVE       HYPOTHETICAL
         RETURN BEFORE                      RETURN AFTER    YEAR-END BALANCE      ANNUAL
            FEES AND        ANNUAL FUND       FEES AND       AFTER FEES AND      FEES AND
YEAR        EXPENSES      EXPENSE RATIOS      EXPENSES          EXPENSES         EXPENSES
------  ---------------  ----------------  --------------  ------------------  -----------
   1          5.00%             0.59%            4.41%        $ 10,441.00       $  60.30
 ---         -----              ----            -----         -----------       --------
   2         10.25%             0.59%            9.01%        $ 10,901.45       $  62.96
 ---         -----              ----            -----         -----------       --------
   3         15.76%             0.59%           13.82%        $ 11,382.20       $  65.74
 ---         -----              ----            -----         -----------       --------
   4         21.55%             0.59%           18.84%        $ 11,884.16       $  68.64
 ---         -----              ----            -----         -----------       --------
   5         27.63%             0.59%           24.08%        $ 12,408.25       $  71.66
 ---         -----              ----            -----         -----------       --------
   6         34.01%             0.59%           29.55%        $ 12,955.45       $  74.82
 ---         -----              ----            -----         -----------       --------
   7         40.71%             0.59%           35.27%        $ 13,526.79       $  78.12
 ---         -----              ----            -----         -----------       --------
   8         47.75%             0.59%           41.23%        $ 14,123.32       $  81.57
 ---         -----              ----            -----         -----------       --------
   9         55.13%             0.59%           47.46%        $ 14,746.16       $  85.16
 ---         -----              ----            -----         -----------       --------
 10          62.89%             0.59%           53.96%        $ 15,396.46       $  88.92
 ---         -----              ----            -----         -----------       --------
TOTAL                                                                           $ 737.89
---                                                                             --------

                                       51
PROSPECTUS May 1, 2011                                                Appendix

DWS GROWTH & INCOME VIP - CLASS A



            MAXIMUM            INITIAL HYPOTHETICAL                 ASSUMED RATE
         SALES CHARGE:             INVESTMENT:                       OF RETURN:
             0.00%                   $10,000                             5%
        ---------------  --------------------------------  -------------------------------
           CUMULATIVE                        CUMULATIVE       HYPOTHETICAL
         RETURN BEFORE                      RETURN AFTER    YEAR-END BALANCE      ANNUAL
            FEES AND        ANNUAL FUND       FEES AND       AFTER FEES AND      FEES AND
YEAR        EXPENSES      EXPENSE RATIOS      EXPENSES          EXPENSES         EXPENSES
------  ---------------  ----------------  --------------  ------------------  -----------
   1          5.00%             0.63%            4.37%        $ 10,437.00       $  64.38
 ---         -----              ----            -----         -----------       --------
   2         10.25%             0.63%            8.93%        $ 10,893.10       $  67.19
 ---         -----              ----            -----         -----------       --------
   3         15.76%             0.63%           13.69%        $ 11,369.13       $  70.13
 ---         -----              ----            -----         -----------       --------
   4         21.55%             0.63%           18.66%        $ 11,865.96       $  73.19
 ---         -----              ----            -----         -----------       --------
   5         27.63%             0.63%           23.84%        $ 12,384.50       $  76.39
 ---         -----              ----            -----         -----------       --------
   6         34.01%             0.63%           29.26%        $ 12,925.70       $  79.73
 ---         -----              ----            -----         -----------       --------
   7         40.71%             0.63%           34.91%        $ 13,490.55       $  83.21
 ---         -----              ----            -----         -----------       --------
   8         47.75%             0.63%           40.80%        $ 14,080.09       $  86.85
 ---         -----              ----            -----         -----------       --------
   9         55.13%             0.63%           46.95%        $ 14,695.39       $  90.64
 ---         -----              ----            -----         -----------       --------
 10          62.89%             0.63%           53.38%        $ 15,337.58       $  94.60
 ---         -----              ----            -----         -----------       --------
TOTAL                                                                           $ 786.31
---                                                                             --------

DWS CAPITAL GROWTH VIP - CLASS A



            MAXIMUM            INITIAL HYPOTHETICAL                 ASSUMED RATE
         SALES CHARGE:             INVESTMENT:                       OF RETURN:
             0.00%                   $10,000                             5%
        ---------------  --------------------------------  -------------------------------
           CUMULATIVE                        CUMULATIVE       HYPOTHETICAL
         RETURN BEFORE                      RETURN AFTER    YEAR-END BALANCE      ANNUAL
            FEES AND        ANNUAL FUND       FEES AND       AFTER FEES AND      FEES AND
YEAR        EXPENSES      EXPENSE RATIOS      EXPENSES          EXPENSES         EXPENSES
------  ---------------  ----------------  --------------  ------------------  -----------
   1          5.00%             0.51%            4.49%        $ 10,449.00       $  52.14
 ---         -----              ----            -----         -----------       --------
   2         10.25%             0.51%            9.18%        $ 10,918.16       $  54.49
 ---         -----              ----            -----         -----------       --------
   3         15.76%             0.51%           14.08%        $ 11,408.39       $  56.93
 ---         -----              ----            -----         -----------       --------
   4         21.55%             0.51%           19.21%        $ 11,920.62       $  59.49
 ---         -----              ----            -----         -----------       --------
   5         27.63%             0.51%           24.56%        $ 12,455.86       $  62.16
 ---         -----              ----            -----         -----------       --------
   6         34.01%             0.51%           30.15%        $ 13,015.13       $  64.95
 ---         -----              ----            -----         -----------       --------
   7         40.71%             0.51%           36.00%        $ 13,599.51       $  67.87
 ---         -----              ----            -----         -----------       --------
   8         47.75%             0.51%           42.10%        $ 14,210.12       $  70.91
 ---         -----              ----            -----         -----------       --------
   9         55.13%             0.51%           48.48%        $ 14,848.16       $  74.10
 ---         -----              ----            -----         -----------       --------
 10          62.89%             0.51%           55.15%        $ 15,514.84       $  77.43
 ---         -----              ----            -----         -----------       --------
TOTAL                                                                           $ 640.47
---                                                                             --------

                                       52
PROSPECTUS May 1, 2011                                                Appendix

DWS GLOBAL SMALL CAP GROWTH VIP - CLASS A



            MAXIMUM            INITIAL HYPOTHETICAL                  ASSUMED RATE
         SALES CHARGE:             INVESTMENT:                        OF RETURN:
             0.00%                   $10,000                              5%
        ---------------  --------------------------------  --------------------------------
           CUMULATIVE                        CUMULATIVE       HYPOTHETICAL
         RETURN BEFORE                      RETURN AFTER    YEAR-END BALANCE      ANNUAL
            FEES AND        ANNUAL FUND       FEES AND       AFTER FEES AND      FEES AND
YEAR        EXPENSES      EXPENSE RATIOS      EXPENSES          EXPENSES         EXPENSES
------  ---------------  ----------------  --------------  ------------------  ------------
   1          5.00%             1.12%            3.88%        $ 10,388.00      $   114.17
 ---         -----              ----            -----         -----------      ----------
   2         10.25%             1.12%            7.91%        $ 10,791.05      $   118.60
 ---         -----              ----            -----         -----------      ----------
   3         15.76%             1.12%           12.10%        $ 11,209.75      $   123.20
 ---         -----              ----            -----         -----------      ----------
   4         21.55%             1.12%           16.45%        $ 11,644.69      $   127.98
 ---         -----              ----            -----         -----------      ----------
   5         27.63%             1.12%           20.96%        $ 12,096.50      $   132.95
 ---         -----              ----            -----         -----------      ----------
   6         34.01%             1.12%           25.66%        $ 12,565.84      $   138.11
 ---         -----              ----            -----         -----------      ----------
   7         40.71%             1.12%           30.63%        $ 13,053.40      $   143.47
 ---         -----              ----            -----         -----------      ----------
   8         47.75%             1.12%           35.60%        $ 13,559.87      $   149.03
 ---         -----              ----            -----         -----------      ----------
   9         55.13%             1.12%           40.86%        $ 14,085.99      $   154.82
 ---         -----              ----            -----         -----------      ----------
 10          62.89%             1.12%           46.33%        $ 14,632.53      $   160.82
 ---         -----              ----            -----         -----------      ----------
TOTAL                                                                          $ 1,363.15
---                                                                            ----------

DWS INTERNATIONAL VIP - CLASS A



            MAXIMUM            INITIAL HYPOTHETICAL                  ASSUMED RATE
         SALES CHARGE:             INVESTMENT:                        OF RETURN:
             0.00%                   $10,000                              5%
        ---------------  --------------------------------  --------------------------------
           CUMULATIVE                        CUMULATIVE       HYPOTHETICAL
         RETURN BEFORE                      RETURN AFTER    YEAR-END BALANCE      ANNUAL
            FEES AND        ANNUAL FUND       FEES AND       AFTER FEES AND      FEES AND
YEAR        EXPENSES      EXPENSE RATIOS      EXPENSES          EXPENSES         EXPENSES
------  ---------------  ----------------  --------------  ------------------  ------------
   1          5.00%             1.00%            4.00%        $ 10,400.00      $   102.00
 ---         -----              ----            -----         -----------      ----------
   2         10.25%             1.00%            8.16%        $ 10,816.00      $   106.08
 ---         -----              ----            -----         -----------      ----------
   3         15.76%             1.00%           12.49%        $ 11,248.64      $   110.32
 ---         -----              ----            -----         -----------      ----------
   4         21.55%             1.00%           16.99%        $ 11,698.59      $   114.74
 ---         -----              ----            -----         -----------      ----------
   5         27.63%             1.00%           21.67%        $ 12,166.53      $   119.33
 ---         -----              ----            -----         -----------      ----------
   6         34.01%             1.00%           26.53%        $ 12,653.19      $   124.10
 ---         -----              ----            -----         -----------      ----------
   7         40.71%             1.00%           31.59%        $ 13,159.32      $   129.06
 ---         -----              ----            -----         -----------      ----------
   8         47.75%             1.00%           36.86%        $ 13,685.69      $   134.23
 ---         -----              ----            -----         -----------      ----------
   9         55.13%             1.00%           42.33%        $ 14,233.12      $   139.59
 ---         -----              ----            -----         -----------      ----------
 10          62.89%             1.00%           48.02%        $ 14,802.44      $   145.18
 ---         -----              ----            -----         -----------      ----------
TOTAL                                                                          $ 1,224.63
---                                                                            ----------

                                       53
PROSPECTUS May 1, 2011                                                Appendix

DWS EQUITY 500 INDEX VIP - CLASS A



            MAXIMUM            INITIAL HYPOTHETICAL                 ASSUMED RATE
         SALES CHARGE:             INVESTMENT:                       OF RETURN:
             0.00%                   $10,000                             5%
        ---------------  --------------------------------  -------------------------------
           CUMULATIVE                        CUMULATIVE       HYPOTHETICAL
         RETURN BEFORE                      RETURN AFTER    YEAR-END BALANCE      ANNUAL
            FEES AND        ANNUAL FUND       FEES AND       AFTER FEES AND      FEES AND
YEAR        EXPENSES      EXPENSE RATIOS      EXPENSES          EXPENSES         EXPENSES
------  ---------------  ----------------  --------------  ------------------  -----------
   1          5.00%             0.33%            4.67%        $ 10,467.00       $  33.77
 ---         -----              ----            -----         -----------       --------
   2         10.25%             0.33%            9.56%        $ 10,955.81       $  35.35
 ---         -----              ----            -----         -----------       --------
   3         15.76%             0.33%           14.67%        $ 11,467.45       $  37.00
 ---         -----              ----            -----         -----------       --------
   4         21.55%             0.33%           20.03%        $ 12,002.97       $  38.73
 ---         -----              ----            -----         -----------       --------
   5         27.63%             0.33%           25.64%        $ 12,563.51       $  40.53
 ---         -----              ----            -----         -----------       --------
   6         34.01%             0.33%           31.50%        $ 13,150.23       $  42.43
 ---         -----              ----            -----         -----------       --------
   7         40.71%             0.33%           37.64%        $ 13,764.35       $  44.41
 ---         -----              ----            -----         -----------       --------
   8         47.75%             0.33%           44.07%        $ 14,407.14       $  46.48
 ---         -----              ----            -----         -----------       --------
   9         55.13%             0.33%           50.80%        $ 15,079.95       $  48.65
 ---         -----              ----            -----         -----------       --------
 10          62.89%             0.33%           57.84%        $ 15,784.19       $  50.93
 ---         -----              ----            -----         -----------       --------
TOTAL                                                                           $ 418.28
---                                                                             --------

DWS SMALL CAP INDEX VIP - CLASS A



            MAXIMUM            INITIAL HYPOTHETICAL                 ASSUMED RATE
         SALES CHARGE:             INVESTMENT:                       OF RETURN:
             0.00%                   $10,000                             5%
        ---------------  --------------------------------  -------------------------------
           CUMULATIVE                        CUMULATIVE       HYPOTHETICAL
         RETURN BEFORE                      RETURN AFTER    YEAR-END BALANCE      ANNUAL
            FEES AND        ANNUAL FUND       FEES AND       AFTER FEES AND      FEES AND
YEAR        EXPENSES      EXPENSE RATIOS      EXPENSES          EXPENSES         EXPENSES
------  ---------------  ----------------  --------------  ------------------  -----------
   1          5.00%             0.57%            4.43%        $ 10,443.00       $  58.26
 ---         -----              ----            -----         -----------       --------
   2         10.25%             0.57%            9.06%        $ 10,905.62       $  60.84
 ---         -----              ----            -----         -----------       --------
   3         15.76%             0.57%           13.89%        $ 11,388.74       $  63.54
 ---         -----              ----            -----         -----------       --------
   4         21.55%             0.57%           18.93%        $ 11,893.27       $  66.35
 ---         -----              ----            -----         -----------       --------
   5         27.63%             0.57%           24.20%        $ 12,420.14       $  69.29
 ---         -----              ----            -----         -----------       --------
   6         34.01%             0.57%           29.70%        $ 12,970.35       $  72.36
 ---         -----              ----            -----         -----------       --------
   7         40.71%             0.57%           35.45%        $ 13,544.94       $  75.57
 ---         -----              ----            -----         -----------       --------
   8         47.75%             0.57%           41.45%        $ 14,144.98       $  78.92
 ---         -----              ----            -----         -----------       --------
   9         55.13%             0.57%           47.72%        $ 14,771.60       $  82.41
 ---         -----              ----            -----         -----------       --------
 10          62.89%             0.57%           54.26%        $ 15,425.98       $  86.06
 ---         -----              ----            -----         -----------       --------
TOTAL                                                                           $ 713.60
---                                                                             --------

ADDITIONAL INDEX INFORMATION


DWS BOND VIP

BARCLAYS CAPITAL US AGGREGATE BOND INDEX is an unmanaged market value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.


DWS GROWTH & INCOME VIP

RUSSELL 1000 (Reg. TM) INDEX is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.


DWS CAPITAL GROWTH VIP

RUSSELL 1000 (Reg. TM) GROWTH INDEX is an unmanaged index that consists of those stocks in the Russell 1000 (Reg. TM) Index that have higher price-to-book ratios and higher forecasted growth values. Russell 1000 (Reg. TM) Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.


DWS GLOBAL SMALL CAP GROWTH VIP

THE S&P DEVELOPED SMALLCAP INDEX (formerly the S&P/Citigroup Extended Market Index - World) is an unmanaged index of small-capitalization stocks within 26 countries around the globe.



                                       54
PROSPECTUS May 1, 2011                                                Appendix

DWS INTERNATIONAL VIP

MORGAN STANLEY COUNTRY INDEX (MSCI) EUROPE, AUSTRALASIA, FAR EAST (EAFE( (Reg.
TM))) is an unmanaged index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. Returns reflect reinvestment of dividends net of withholding taxes.


DWS EQUITY 500 INDEX VIP

STANDARD & POOR'S 500 INDEX (S&P 500) is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.


DWS SMALL CAP INDEX VIP

RUSSELL 2000 (Reg. TM) INDEX is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.


                                       55
PROSPECTUS May 1, 2011                                                Appendix

TO GET MORE INFORMATION

SHAREHOLDER REPORTS. Additional information about a fund's investments is available in a fund's annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected fund performance during its last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION (SAI). This tells you more about a fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).


For a free copy of any of these documents or to request other information about a fund, contact DWS Investments at the phone number or address listed below. SAIs and shareholder reports are also available through the DWS Investments Web site at www.dws-investments.com. These documents and other information about each fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a duplicating fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below.


You can also review and copy these documents and other information about each fund, including each fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (202) 551-8090.


CONTACT INFORMATION

DWS INVESTMENTS   222 South Riverside Plaza
                  Chicago, IL 60606-5808
                  www.dws-investments.com
                  (800) 728-3337
SEC               Public Reference Section
                  Washington, D.C. 20549-1520
                  WWW.SEC.GOV
DISTRIBUTOR       DWS Investments Distributors, Inc.
                  222 South Riverside Plaza
                  Chicago, IL 60606-5808
                  (800) 621-1148
SEC FILE NUMBER   DWS Variable Series I
                  811-04257
                  DWS Investments VIT Funds
                  811-07507


                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group





(05/01/11) 1A-1

[GRAPHIC APPEARS HERE]



PROSPECTUS

MAY 1, 2011



DWS VARIABLE SERIES I
CLASS A

...............................................................................

DWS Bond VIP


...............................................................................


This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insur ance policies and variable annuity contracts.

The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.


                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

TABLE OF CONTENTS




DWS BOND VIP
Investment Objective............................  1
Fees and Expenses of the Fund...................  1
Principal Investment Strategy...................  1
Main Risks......................................  2
Past Performance................................  3
Management......................................  3
Purchase and Sale of Fund Shares................  3
Tax Information.................................  3
Payments to Financial Intermediaries............  4
FUND DETAILS
Additional Information About Fund Strategies and
Risks...........................................  5
DWS Bond VIP....................................  5
Other Policies and Risks........................  7
Who Manages and Oversees the Fund...............  8
Management......................................  9


INVESTING IN THE FUND
Your Investment in the Fund..................... 11
Policies about transactions..................... 11
Buying and Selling Shares....................... 11
How the Fund Calculates Share Price............. 14
Distributions................................... 15
Taxes........................................... 15
FINANCIAL HIGHLIGHTS............................ 16
APPENDIX........................................ 17
Hypothetical Expense Summary.................... 17
Additional Index Information.................... 17


-------------------------------------------------------------------------------
YOUR INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY, ENTITY OR PERSON.
-------------------------------------------------------------------------------

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group




DWS BOND VIP



INVESTMENT OBJECTIVE

The fund seeks to maximize total return consistent with preservation of capital and prudent investment management, by investing for both current income and capital appreciation.



FEES AND EXPENSES OF THE FUND


This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.


SHAREHOLDER FEES

(paid directly from your investment)   None
-------------------------------------- -----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)


                                               A
                                      ----------
Management fee                            0.39
-------------------------------------     ----
Distribution/service
(12b-1) fees                             None
-------------------------------------    -----
Other expenses                            0.20
-------------------------------------    -----
TOTAL ANNUAL FUND OPERATING EXPENSES      0.59
-------------------------------------    -----

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a variable contract for which the fund is an investment option. If they were included, your costs would be higher.


Although your actual costs may be higher or lower, based on these assumptions your costs would be:





1 YEAR      3 YEARS    5 YEARS   10 YEARS
--------  ---------  ---------  ---------
$60       $189       $329       $738
---       ----       ----       ----



PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs are not reflected in annual fund operating expenses or in the expense example, but can affect the fund's performance.


Portfolio turnover rate for fiscal year 2010: 357%.



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in bonds of any maturity. The fund invests mainly in US dollar-denominated fixed income securities, including corporate bonds, US government and agency bonds and mortgage- and asset-backed securities. The fund may also invest significantly in foreign investment grade fixed income securities, non-investment grade (high yield or junk bonds) securities of US and foreign issuers (including issuers in countries with new or emerging securities markets), or to maintain liquidity, in cash or money market instruments.


MANAGEMENT PROCESS. In choosing securities, portfolio management uses distinct processes for various types of securities.


US INVESTMENT GRADE SECURITIES. Portfolio management typically:

o  ranks securities based on creditworthiness, cash flow and price

o determines the value of each security by examining the issuer's credit quality, debt structure, option value and liquidity risks to identify any inefficiencies between this value and market trading price

o uses credit analysis to determine the issuer's ability to fulfill its contracts



                                       1
PROSPECTUS May 1, 2011                                            DWS Bond VIP

o uses a bottom-up approach that subordinates sector weightings to individual bonds that portfolio management believes may add above-market value

FOREIGN INVESTMENT GRADE AND EMERGING MARKETS HIGH YIELD SECURITIES. Portfolio management uses a relative value strategy to identify the most attractive foreign markets, then searches those markets for securities that portfolio management believes offer incremental value over US Treasuries. With emerging market securities, portfolio management also considers short-term factors such as market sentiment, capital flows, and new issue programs.


HIGH YIELD SECURITIES (OTHER THAN EMERGING MARKETS). Portfolio management typically:

o analyzes economic conditions for improving or undervalued sectors and industries

o uses independent credit research and on-site management visits to evaluate individual issuer's debt service, growth rate, and both downgrade and upgrade potential

o  assesses new issues versus secondary market opportunities

o seeks issues within attractive industry sectors and with strong long-term fundamentals and improving credit

DERIVATIVES. Portfolio management generally may use futures contracts, which are a type of derivative (a contract whose value is based on, for example, indices, currencies or securities) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions. In addition, portfolio management generally may use forward currency contracts to hedge the fund's exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings or to facilitate transactions in foreign currency denominated securities.


The fund may also use various types of derivatives (i) for hedging purposes;
(ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.


SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.


ACTIVE TRADING. The fund may trade actively. This could raise transaction costs (thus lowering returns).



MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.


INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund's debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.)


CREDIT RISK. The fund's performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in a payment default, security downgrade or inability to meet a financial obligation. Credit risk is greater for lower-rated securities.


PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund's share price and yield and could hurt fund performance.


FOREIGN INVESTMENT RISK. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.


EMERGING MARKETS RISK. Foreign investment risks are greater in emerging markets than in developed markets. Investments in emerging markets are often considered speculative.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.



                                       2
PROSPECTUS May 1, 2011                                            DWS Bond VIP

COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.



PAST PERFORMANCE


How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus. This information doesn't reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will reduce returns.


CALENDAR YEAR TOTAL RETURNS (%) (Class A)



[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]





  2001      2002      2003      2004      2005      2006      2007    2008      2009     2010
  5.75      7.66      5.06      5.38      2.60      4.72      4.18    -16.77    10.07    6.79




Best Quarter: 4.95%, Q3 2009         Worst Quarter: -11.29%, Q4 2008
Year-to-Date as of 3/31/2011: 1.59%

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2010 expressed as a %)


                                   CLASS          1          5         10
                               INCEPTION       YEAR      YEARS      YEARS
                             -----------  ---------  ---------  ---------
CLASS A                      7/16/1985        6.79       1.31       3.27
---------------------------  ---------        ----       ----       ----
BARCLAYS CAPITAL US
AGGREGATE BOND INDEX
(reflects no deduction for
fees, expenses or taxes)                      6.54       5.80       5.84
---------------------------  ---------        ----       ----       ----

MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.


PORTFOLIO MANAGER(S)

KENNETH R. BOWLING, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2008.


JAMIE GUENTHER, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2008.


JOHN BRENNAN, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2008.



BRUCE HARLEY, CFA, CEBS, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2008.


J. RICHARD ROBBEN, CFA, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2008.


DAVID VIGNOLO, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2008.


J. KEVIN HORSLEY, CFA, CPA, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2008.


STEPHEN WILLER, CFA, VICE PRESIDENT. Portfolio Manager of the fund. Joined the fund in 2008.


WILLIAM CHEPOLIS, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2011.



PURCHASE AND SALE OF FUND SHARES


THE FUND IS INTENDED FOR USE IN A VARIABLE INSURANCE PRODUCT. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.



TAX INFORMATION


The fund normally distributes its net investment income and realized capital gains, if any, to its shareholders, the separate accounts of participating insurance companies. These distributions may not be taxable to the holders of variable annuity contracts and variable life insurance policies. For information concerning federal income tax consequences for the holders of such contracts or policies, holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.



                                       3
PROSPECTUS May 1, 2011                                            DWS Bond VIP

PAYMENTS TO FINANCIAL INTERMEDIARIES


If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund and its related companies may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's web site for more information.


                                       4
PROSPECTUS May 1, 2011                                            DWS Bond VIP

FUND DETAILS

ADDITIONAL INFORMATION ABOUT FUND STRATEGIES AND RISKS

--------------------------------------------------------------------------------
 DWS Bond VIP



INVESTMENT OBJECTIVE


The fund seeks to maximize total return consistent with preservation of capital and prudent investment management, by investing for both current income and capital appreciation.



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in bonds of any maturity. The fund invests mainly in US dollar-denominated fixed income securities, including corporate bonds, US government and agency bonds and mortgage- and asset-backed securities. The fund may also invest significantly in foreign investment grade fixed income securities, non-investment grade (high yield or junk bonds) securities of US and foreign issuers (including issuers in countries with new or emerging securities markets), or to maintain liquidity, in cash or money market instruments.


The fund may invest up to 25% of total assets in foreign investment grade bonds (those in the top four grades of credit quality). The fund may also invest up to 35% of total assets in non-investment grade securities (junk bonds) of US and foreign issuers that are rated as low as grade B, the sixth credit grade. Compared to investment-grade bonds, junk bonds generally pay higher yields but have higher volatility and higher risk of default on payments. The fund may invest up to 20% of total assets in US dollar or foreign currency denominated bonds of issuers located in countries with new or emerging securities markets. The fund may have exposure of up to 15% of total assets in foreign currencies.


MANAGEMENT PROCESS. In choosing securities, portfolio management uses distinct processes for various types of securities.


US INVESTMENT GRADE SECURITIES. Portfolio management typically:

o  ranks securities based on creditworthiness, cash flow and price


o determines the value of each security by examining the issuer's credit quality, debt structure, option value and liquidity risks to identify any inefficiencies between this value and market trading price

o uses credit analysis to determine the issuer's ability to fulfill its contracts

o uses a bottom-up approach that subordinates sector weightings to individual bonds that portfolio management believes may add above-market value

FOREIGN INVESTMENT GRADE AND EMERGING MARKETS HIGH YIELD SECURITIES. Portfolio management uses a relative value strategy to identify the most attractive foreign markets, then searches those markets for securities that portfolio management believes offer incremental value over US Treasuries. With emerging market securities, portfolio management also considers short-term factors such as market sentiment, capital flows, and new issue programs.


HIGH YIELD SECURITIES (OTHER THAN EMERGING MARKETS). Portfolio management typically:

o analyzes economic conditions for improving or undervalued sectors and industries

o uses independent credit research and on-site management visits to evaluate individual issuer's debt service, growth rate, and both downgrade and upgrade potential

o  assesses new issues versus secondary market opportunities

o seeks issues within attractive industry sectors and with strong long-term fundamentals and improving credit

Portfolio management generally sells securities (or exchanges currencies) when they reach their target prices, when other investments appear more attractive, or, particularly for high yield securities, when company fundamentals decline or when portfolio management believes an unexpected development will diminish a company's competitive position or ability to generate adequate cash flow.


DERIVATIVES. Portfolio management generally may use futures contracts, which are a type of derivative (a contract whose value is based on, for example, indices, currencies or securities) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions. In addition, portfolio management generally may use forward currency contracts to hedge the fund's exposure to changes in foreign currency



                                       5
PROSPECTUS May 1, 2011                                            Fund Details
exchange rates on its foreign currency denominated portfolio holdings or to facilitate transactions in foreign currency denominated securities.

The fund may also use various types of derivatives (i) for hedging purposes;
(ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.


SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.


ACTIVE TRADING. The fund may trade actively. This could raise transaction costs (thus lowering returns).



MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.


INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund's debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.)


CREDIT RISK. The fund's performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in a payment default, security downgrade or inability to meet a financial obligation. Credit risk is greater for lower-rated securities.


Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth highest category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade debt securities.


PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund's share price and yield and could hurt fund performance.


FOREIGN INVESTMENT RISK. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.


Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.


Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the fund's foreign investments.


EMERGING MARKETS RISK. Foreign investment risks are greater in emerging markets than in developed markets. Investments in emerging markets are often considered speculative.


Emerging market countries typically have economic and political systems that are less developed, and can be expected to be less stable than developed markets. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.


There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.



                                       6
PROSPECTUS May 1, 2011                                            Fund Details

SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.


Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may prevent the fund from being able to realize full value and thus sell a security for its full valuation. This could cause a material decline in the fund's net asset value.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price.


This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.



OTHER POLICIES AND RISKS


While the previous pages describe the main points of the fund's strategy and risks, there are a few other matters to know about:


o Although major changes tend to be infrequent, the fund's Board could change the fund's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days notice prior to making any changes to the fund's 80% investment policy as described herein.

o When in the Advisor's opinion it is advisable to adopt a temporary defensive position because of unusual and adverse or other market conditions, up to 100% of the fund's assets may be held in cash or invested in money market securities or other short-term investments. Short-term investments consist of (1) foreign and domestic obligations of sovereign governments and their agencies and instrumentalities, authorities and political subdivisions; (2) other short-term rated debt securities or, if unrated, determined to be of comparable quality in the opinion of the Advisor; (3) commercial paper; (4) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (5) repurchase agreements.
   Short-term investments may also include shares of money market mutual funds. To the extent the fund invests in such instruments, the fund will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in volatile market conditions.

o Portfolio management measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, its own judgment. All securities must meet the credit quality standards applied by portfolio management at the time they are purchased. If a security's credit quality changes, portfolio management will decide what to do with the security, based on its assessment of what would most benefit the fund.

o Certain DWS funds-of-funds are permitted to invest in other DWS funds. As a result, the fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the fund's performance if the fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the fund's transaction costs.


FOR MORE INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in the fund.


If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).


Keep in mind that there is no assurance that the fund will achieve its investment objective.



                                       7
PROSPECTUS May 1, 2011                                            Fund Details

A complete list of the fund's portfolio holdings as of the month-end is posted on www.dws-investments.com on or after the last day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. The posted portfolio holdings information is available by fund and generally remains accessible at least until the date on which the fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. The fund's Statement of Additional Information includes a description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings.



WHO MANAGES AND OVERSEES THE FUND


THE INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for the fund. Under the oversight of the Board, the Advisor, or the subadvisor makes investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance. The Advisor and its predecessors have more than 80 years of experience managing mutual funds and provide a full range of global investment advisory services to institutional and retail clients.


DWS Investments is part of the Asset Management division of Deutsche Bank AG and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, DIMA and DWS Trust Company. DWS Investments is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.


The Advisor may utilize the resources of its global investment platform to provide investment management services through branch offices located outside the US. In some cases, the Advisor may also utilize its branch offices or affiliates located in the US or outside the US to perform certain services such as trade execution, trade matching and settlement, or various administrative, back-office or other services. To the extent services are performed outside the US, such activity may be subject to both US and foreign regulation. It is possible that the jurisdiction in which the Advisor or its affiliate performs such services may impose restrictions or limitations on portfolio transactions that are different from, and in addition to, those that apply in the US.


MANAGEMENT FEE. The Advisor receives a management fee from the fund. Below is the management rate paid by the fund for the most recent fiscal year, as a percentage of the fund's average daily net assets:




FUND NAME       FEE PAID
-------------  ---------
DWS Bond VIP      0.39%
--------------    ----

A discussion regarding the basis for the Board renewal of the fund's investment management agreement and sub-subadvisory agreement and sub-subadvisory agreement is contained in the shareholder report for the annual period ended December 31 (see "Shareholder reports" on the back cover).


Under a separate administrative services agreement between the fund and the Advisor, the fund pays the Advisor a fee of 0.10% for providing most of the fund's administrative services. The administrative services fee discussed above is included in the fees and expenses table under "Other expenses."


MULTI-MANAGER STRUCTURE. The Advisor, subject to the approval of the Board, has ultimate responsibility to recommend the hiring, termination and replacement of subadvisors. The fund and the Advisor have received an order from the SEC that allows the fund and the Advisor to utilize a multi-manager structure in managing the fund's assets. Pursuant to the SEC order, the Advisor, with the approval of the fund's Board, is permitted to select subadvisors that are not affiliates of the Advisor ("non-affiliated subadvisors") to manage all or a portion of the fund's assets without obtaining shareholder approval. The Advisor also has the discretion to terminate any subadvisor and allocate and reallocate the fund's assets among any non-affiliated subadvisors. The SEC order also permits the Advisor, subject to the approval of the Board, to materially amend an existing subadvisory agreement with a non-affiliated subadvisor without shareholder approval. The fund and the Advisor are subject to the conditions imposed by the SEC order, including the condition that within 90 days of hiring of a new non-affiliated subadvisor, the fund will provide shareholders with an information statement containing information about the new non-affiliated subadvisor.


The fund and the Advisor have also filed an exemptive application with the SEC requesting an order that would extend the relief granted with respect to non-affiliated subadvisors to certain subadvisors that are affiliates of the Advisor ("affiliated subadvisors"). If such relief is granted by the SEC, the Advisor, with the approval of the fund's Board, would be able to hire non-affiliated and/or affiliated subadvisors to manage all or a portion of the fund's assets without obtaining shareholder approval. The Advisor would also have the discretion to terminate any subadvisor and



                                       8
PROSPECTUS May 1, 2011                                            Fund Details
allocate and reallocate the fund's assets among any other subadvisors (including terminating a non-affiliated subadvisor and replacing them with an affiliated subadvisor). The Advisor, subject to the approval of the Board, would also be able to materially amend an existing subadvisory agreement with any such subadvisor without shareholder approval. There can be no assurance that such relief will be granted by the SEC. The fund and the Advisor will be subject to any new conditions imposed by the SEC.


MANAGEMENT


DWS BOND VIP

KENNETH R. BOWLING, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2008.

o Joined Deutsche Asset Management in 2007 after 14 years of experience at INVESCO where he was most recently director of US Fixed Income.

o  Head of Institutional Fixed Income Investments, Americas: Louisville.

o  BS and MEng from University of Louisville.

JAMIE GUENTHER, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2008.

o Joined Deutsche Asset Management in 2007 after 25 years of experience, most recently as head of Credit Research and CDO/CSO Credit for INVESCO. Prior to that he was head of financial institution investment research at Duff & Phelps Investment Research. Before that he was a global security analyst for Alexander & Alexander. He began his career in 1982 at Touche Ross Financial Consulting.

o  Head of Institutional Credit: Louisville.

o  BBA from Western Michigan University.

JOHN BRENNAN, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2008.


o Joined Deutsche Asset Management and the fund in 2007 after 14 years of experience at INVESCO and Freddie Mac. Previously, was head of Structured Securities sector team at INVESCO and before that was senior fixed income portfolio manager at Freddie Mac specializing in MBS, CMBS, collateralized mortgage obligations, ARMS, mortgage derivatives, US Treasuries and agency debt.

o  Portfolio Manager for Structured Finance: Louisville.

o  BS, University of Maryland; MBA William & Mary.

BRUCE HARLEY, CFA, CEBS, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2008.

o Joined Deutsche Asset Management in March 2007 after 18 years of experience at INVESCO where he was head of Governments and Derivatives, responsible for positioning for US duration and term structure; Government and futures trading.

o  Portfolio and Sector Manager for Institutional Fixed Income: Louisville.

o  BS in Economics from University of Louisville.


J. RICHARD ROBBEN, CFA, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2008.

o Joined Deutsche Asset Management and the fund in 2007 after 11 years of experience at INVESCO Institutional, most recently as senior portfolio manager for LIBOR-related strategies and head of portfolio construction group for North American Fixed Income.

o  Portfolio Manager for Institutional Fixed Income: Louisville.

o  BA, Bellarmine University.

DAVID VIGNOLO, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2008.

o Joined Deutsche Asset Management in March 2007 after 20 years of experience that included head of corporate bond trading and portfolio manager for INVESCO and Conning Asset Management Co., and corporate bond trader and portfolio manager for ANB Investment Management Co.

o  Portfolio and Sector Manager for Institutional Fixed Income: Louisville.

o  BS from Indiana University; MBA from Case Western Reserve University.

J. KEVIN HORSLEY, CFA, CPA, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2008.

o Joined Deutsche Asset Management in March 2007 after 13 years of experience, of which 11 were at INVESCO as senior analyst for a variety of credit sectors. He also has experience in the structured securities market (asset-backed and commercial mortgage-backed securities), and in research coverage of foreign exchange markets, corporate finance, market planning in the telecom sector, and in public accounting.

o  Credit Analyst for Institutional Fixed Income: Louisville.

o BA from Transylvania University; MBA from Owen Graduate School of Management, Vanderbilt University.

STEPHEN WILLER, CFA, VICE PRESIDENT. Portfolio Manager of the fund. Joined the fund in 2008.

o Joined Deutsche Asset Management in March 2007 after 13 years of experience, 11 of which were at AMVESCAP, INVESCO Institutional, where he was CDO portfolio manager responsible for structuring, pricing and managing corporate credit CSOs, developing CDS based trading strategies and vehicles, and Alpha decisions for CDS index trading. He started his career as a financial analyst at Providian Capital Management.

o  Portfolio manager for Institutional Fixed Income: Louisville.

o  BS in Finance/Economics from the University of Richmond.

WILLIAM CHEPOLIS, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2011.

o Joined Deutsche Asset Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank where he managed the bank's fixed income and foreign exchange portfolios.

o  Portfolio Manager for Retail Fixed Income: New York.


                                       9
PROSPECTUS May 1, 2011                                            Fund Details

o  BIS, University of Minnesota.

The fund's Statement of Additional Information provides additional information about a portfolio manager's investments in the fund, a description of the portfolio management compensation structure and information regarding other accounts managed.


                                       10
PROSPECTUS May 1, 2011                                            Fund Details

INVESTING IN THE FUND

YOUR INVESTMENT IN THE FUND

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The fund assumes no responsibility for such prospectuses.



POLICIES ABOUT TRANSACTIONS


The information in this prospectus applies to Class A shares of the fund. The fund may offer one class of shares. Class A shares are offered at net asset value and are not subject to 12b-1 fees.


Technically, the shareholders of DWS Variable Series I (which include the fund just described) are the participating insurance companies (the "insurance companies") that offer the fund as choices for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies may pass through voting rights to the contract owners. The fund does not sell shares directly to the public. The fund sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the fund by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract. Depending on context in the prospectus, the terms "you" and "yours" refer to either a contract owner or to the insurance company that issues the contract. References to "buying," "purchasing" or "holding" fund shares refer only to the insurance company, not the contract owner.


Please bear in mind that there are important differences between DWS retail funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the fund, are not sold to insurance company separate accounts to fund investments in variable insurance contracts. In addition, the investment objective, policies and strategies of the fund, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than the fund and have different expense ratios than the fund. As a result, the performance of the fund and a Retail Fund will differ.


Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the fund, orderly portfolio management could be disrupted to the potential detriment of shareholders of the fund.


The fund has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. This means that when an insurance company opens an account, the fund will ask for its name, address and other information that will allow the fund to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.


For certain insurance companies, the fund might request additional information (for instance, the fund would ask for documents such as the insurance company's articles of incorporation) to help the fund verify the insurance company's identity.


The fund will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.


The fund may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.



BUYING AND SELLING SHARES


The FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. The fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).



                                       11
PROSPECTUS May 1, 2011                                   Investing in the Fund

The fund continuously sells shares to each insurance company separate account, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed by the insurance company. The insurance company offers contract owners units in its separate accounts which correspond to shares in a fund. Each insurance company submits purchase and redemption orders to a fund based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed by the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.



IMPORTANT INFORMATION ABOUT BUYING AND SELLING SHARES

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the fund is open for business.

o Unless otherwise instructed, the fund normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  The fund does not issue share certificates.

o  The fund reserves the right to reject purchases of shares for any reason.

o The fund reserves the right to withdraw or suspend the offering of shares at any time.

o The fund reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a fund from disposing of its portfolio securities or pricing its shares.

o The fund may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the fund, they are deemed to be in the fund's best interests or when the fund is requested or compelled to do so by governmental authority or by applicable law.


o The fund may close and liquidate an account if a fund is unable to verify provided information, or for other reasons; if a fund decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the fund shares and may incur tax liability.

o The fund may pay for shares sold by "redeeming in kind," that is, by distributing to you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less.

o A purchase order from an insurance company separate account may not be accepted if the sale of fund shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the fund.

MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of fund shares may present risks to the fund's long-term shareholders (as used herein, the term "shareholders" may refer to the contract owners), including potential dilution in the value of fund shares, interference with the efficient management of a fund (including losses on the sale of investments), realized gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if the fund invests in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in fund valuation that arise from the nature of the securities held by the fund (e.g., "time zone arbitrage"). The fund has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.


Pursuant to these policies, the fund reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, the fund may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to the fund. The fund, through its Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same fund's shares. The fund may take other trading activity into



                                       12
PROSPECTUS May 1, 2011                                   Investing in the Fund
account if the fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.


Shareholders are limited to four roundtrip transactions in the same fund over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same fund within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that fund. The fund has sole discretion whether to remove a block from a shareholder's account (e.g., such as when the Advisor has determined that the transactions were not abusive or harmful to the fund). The rights of a shareholder to redeem shares of the fund are not affected by the four roundtrip transaction limitation.


The Advisor may make exceptions to the roundtrip transaction policy for certain types of transactions if in its opinion the transactions do not represent short-term or excessive trading or are not abusive or harmful to the fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the fund or administrator and transactions by certain qualified fund-of-fund(s).


In certain circumstances, the fund may rely upon the policy of the insurance company or other financial intermediary to deter short-term or excessive trading if the Advisor believes that the policy of such insurance company or other financial intermediary is reasonably designed to detect and deter transactions that are not in the best interests of the fund. An insurance company's or other financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the fund's policies, may permit certain transactions not permitted by the fund's policies, or prohibit transactions not subject to the fund's policies.


The Advisor may also accept undertakings from an insurance company or other financial intermediary to enforce short-term or excessive trading policies on behalf of the fund that provide a substantially similar level of protection for the fund against such transactions. For example, certain insurance companies may have contractual or legal restrictions, or operational constraints, that prevent them from blocking an account. In such instances, the Advisor may permit the insurance company to use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.


In addition, to the extent that the fund invests some portion of its assets in foreign securities, the fund has adopted certain fair valuation practices intended to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in fund valuation that arise from the nature of the securities held by the fund. (See "How the fund Calculates Share Price.")


There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying contract holders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. The Advisor reviews trading activity at the separate account level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the separate account level, the Advisor will contact the insurance company or other financial intermediary to request underlying contract holder activity. Depending on the amount of fund shares held in such separate account (which may represent most of the fund's shares), short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund. If short-term or excessive trading is identified, the Advisor will take appropriate action.


The fund's market timing policies and procedures may be modified or terminated at any time.



HOW TO RECEIVE ACCOUNT INFORMATION

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.


Please see the contract prospectus that accompanies this prospectus for the customer service phone number.



HOW TO SELECT SHARES

Shares in the fund are available in connection with certain variable annuity and life insurance arrangements. Each insurance company has different provisions about how and when their contract owners may select fund shares. Each insurance company is responsible for communicating its contract owners' instructions to the fund. Contract owners should contact their insurance company to effect transactions in connection with the fund.



FINANCIAL INTERMEDIARY SUPPORT PAYMENTS


The Advisor, DWS Investments Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the fund, any record keeping/sub-transfer agency/networking fees payable by the fund (generally through the Distributor or an affiliate) and/or the Distributor



                                       13
PROSPECTUS May 1, 2011                                   Investing in the Fund
to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the fund with "shelf space" or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.


The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares or the retention and/or servicing of investors and DWS fund shares to financial advisors in amounts that generally range from 0.01% up to 0.26% of assets of the fund serviced and maintained by the financial advisor, 0.05% to 0.25% of sales of the fund attributable to the financial advisor, a flat fee of $4,000 up to $125,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of the fund or of any particular share class of the fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of the fund. Additional information regarding these revenue sharing payments is included in the fund's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).


The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. or ExpertPlan Inc. on the DWS Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.


It is likely that broker-dealers that execute portfolio transactions for the fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.



HOW THE FUND CALCULATES SHARE PRICE


To calculate net asset value per share, or NAV, the fund uses the following equation:



        TOTAL          TOTAL                  TOTAL NUMBER OF
               -                       /                        =    NAV
  (                               )
       ASSETS       LIABILITIES             SHARES OUTSTANDING

The price at which you buy and sell shares for the fund is the NAV.


WE TYPICALLY VALUE SECURITIES USING INFORMATION FURNISHED BY AN INDEPENDENT PRICING SERVICE OR MARKET QUOTATIONS, WHERE APPROPRIATE. However, we may use methods approved by the Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of a portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, a portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value



                                       14
PROSPECTUS May 1, 2011                                   Investing in the Fund
realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be a portfolio's use of fair value pricing. This is intended to reduce a portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")

To the extent that the fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell fund shares through the contract. This is because some foreign markets are open on days and at times when the fund doesn't price the shares.



DISTRIBUTIONS


The fund intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The fund may make additional distributions if necessary.


All distributions will be reinvested in shares of a fund unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the relevant fund for federal income tax purposes.



TAXES


The fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to meet all requirements necessary to avoid paying any federal income or excise taxes.


Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1-2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.


In order for investors to receive the favorable federal income tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If a fund or separate account does not meet such requirements or if a fund were to fail to qualify as a regulated investment company for any taxable year and could not or did not cure such failure, income allocable to the contracts associated with the separate account may be taxable currently for federal income tax purposes to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.


Under Treasury regulations, insurance companies holding the separate accounts may have to report to the IRS losses above a certain amount resulting from a sale or disposition of a fund's shares.


The discussion above is generally based on the assumption that shares of a fund will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the IRS finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous federal income tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available. In that situation, the person or persons determined to own the fund shares will be currently taxed on fund distributions, and on the proceeds of any redemption of fund shares, under the Code.


Fund investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.


Certain of the fund's investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligation. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.


The preceding is a brief summary of certain of the relevant federal income tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible federal, foreign, state or local taxes.


                                       15
PROSPECTUS May 1, 2011                                   Investing in the Fund

FINANCIAL HIGHLIGHTS

The financial highlights are designed to help you understand recent financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the fund's annual report (see "Shareholder reports" on the back cover). This information doesn't reflect charges and fees associated with the separate account that invests in the fund or any variable life insurance poliscy or variable annuity contract for which the fund is an investment option. These charges and fees will reduce returns.


DWS BOND VIP - CLASS A



YEARS ENDED DECEMBER 31,                             2010        2009        2008        2007           2006
------------------------------------------------  ----------  ----------  ----------  ----------  ---------------
SELECTED PER SHARE DATA
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $  5.54     $  5.50     $   6.98    $  7.03       $  6.99
------------------------------------------------   -------     -------     --------    -------       -------
Income (loss) from investment operations:
  Net investment income(a)                             .19         .25          .37        .35           .33
------------------------------------------------   -------     -------     --------    -------       -------
  Net realized and unrealized gain (loss)              .18         .26       ( 1.48)     ( .06)        ( .01)
------------------------------------------------   -------     -------     --------    -------       -------
  TOTAL FROM INVESTMENT OPERATIONS                     .37         .51       ( 1.11)       .29           .32
------------------------------------------------   -------     -------     --------    -------       -------
Less distributions from:
  Net investment income                              ( .25)      ( .47)      (  .37)     ( .34)        ( .27)
------------------------------------------------   -------     -------     --------    -------       -------
  Net realized gains                                     -           -            -          -         ( .01)
------------------------------------------------   -------     -------     --------    -------       -------
  TOTAL DISTRIBUTIONS                                ( .25)      ( .47)      (  .37)     ( .34)        ( .28)
------------------------------------------------   -------     -------     --------    -------       -------
NET ASSET VALUE, END OF PERIOD                     $  5.66     $  5.54     $   5.50    $  6.98       $  7.03
------------------------------------------------   -------     -------     --------    -------       -------
Total Return (%)                                      6.79       10.07       (16.77)      4.18          4.72 (b)
------------------------------------------------   -------     -------     --------    -------       -------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                 155         159          155        229           218
------------------------------------------------   -------     -------     --------    -------       -------
Ratio of expenses before expense reductions (%)        .59         .59          .59        .61           .66
-------------------------------------------------  -------     -------     --------    -------       -------
Ratio of expenses after expense reductions (%)         .59         .59          .59        .61           .62
-------------------------------------------------  -------     -------     --------    -------       -------
Ratio of net investment income (%)                    3.42        4.68         5.76       5.03          4.82
-------------------------------------------------  -------     -------     --------    -------       -------
Portfolio turnover rate (%)                            357         284          196        185           186
-------------------------------------------------  -------     -------     --------    -------       -------

(a)        Based on average shares outstanding during the period.
(b) Total return would have been lower had certain expenses not been reduced.

                                       16
PROSPECTUS May 1, 2011                                    Financial Highlights

APPENDIX

HYPOTHETICAL EXPENSE SUMMARY

Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the fund may be higher or lower than 5% and, for money market funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.


The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objectives, risks, expenses and charges of the fund prior to investing.


DWS BOND VIP - CLASS A



            MAXIMUM            INITIAL HYPOTHETICAL                 ASSUMED RATE
         SALES CHARGE:             INVESTMENT:                       OF RETURN:
             0.00%                   $10,000                             5%
        ---------------  --------------------------------  -------------------------------
           CUMULATIVE                        CUMULATIVE       HYPOTHETICAL
         RETURN BEFORE                      RETURN AFTER    YEAR-END BALANCE      ANNUAL
            FEES AND        ANNUAL FUND       FEES AND       AFTER FEES AND      FEES AND
YEAR        EXPENSES      EXPENSE RATIOS      EXPENSES          EXPENSES         EXPENSES
------  ---------------  ----------------  --------------  ------------------  -----------
   1          5.00%             0.59%            4.41%        $ 10,441.00       $  60.30
 ---         -----              ----            -----         -----------       --------
   2         10.25%             0.59%            9.01%        $ 10,901.45       $  62.96
 ---         -----              ----            -----         -----------       --------
   3         15.76%             0.59%           13.82%        $ 11,382.20       $  65.74
 ---         -----              ----            -----         -----------       --------
   4         21.55%             0.59%           18.84%        $ 11,884.16       $  68.64
 ---         -----              ----            -----         -----------       --------
   5         27.63%             0.59%           24.08%        $ 12,408.25       $  71.66
 ---         -----              ----            -----         -----------       --------
   6         34.01%             0.59%           29.55%        $ 12,955.45       $  74.82
 ---         -----              ----            -----         -----------       --------
   7         40.71%             0.59%           35.27%        $ 13,526.79       $  78.12
 ---         -----              ----            -----         -----------       --------
   8         47.75%             0.59%           41.23%        $ 14,123.32       $  81.57
 ---         -----              ----            -----         -----------       --------
   9         55.13%             0.59%           47.46%        $ 14,746.16       $  85.16
 ---         -----              ----            -----         -----------       --------
 10          62.89%             0.59%           53.96%        $ 15,396.46       $  88.92
 ---         -----              ----            -----         -----------       --------
TOTAL                                                                           $ 737.89
---                                                                             --------

ADDITIONAL INDEX INFORMATION


BARCLAYS CAPITAL US AGGREGATE BOND INDEX is an unmanaged market value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.


                                       17
PROSPECTUS May 1, 2011                                                Appendix

TO GET MORE INFORMATION

SHAREHOLDER REPORTS. Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected fund performance during its last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION (SAI). This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).


For a free copy of any of these documents or to request other information about the fund, contact DWS Investments at the phone number or address listed below. SAIs and shareholder reports are also available through the DWS Investments Web site at www.dws-investments.com. These documents and other information about the fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a duplicating fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below.


You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (202) 551-8090.


CONTACT INFORMATION

DWS INVESTMENTS   222 South Riverside Plaza
                  Chicago, IL 60606-5808
                  www.dws-investments.com
                  (800) 728-3337
SEC               Public Reference Section
                  Washington, D.C. 20549-1520
                  WWW.SEC.GOV
DISTRIBUTOR       DWS Investments Distributors, Inc.
                  222 South Riverside Plaza
                  Chicago, IL 60606-5808
                  (800) 621-1148
SEC FILE NUMBER   DWS Variable Series I
                  811-04257


                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group





(05/01/11) 1A-BOND

[GRAPHIC APPEARS HERE]



PROSPECTUS

MAY 1, 2011



DWS VARIABLE SERIES I
CLASS A

...............................................................................

DWS Capital Growth VIP


...............................................................................


This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insur ance policies and variable annuity contracts.

The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.


                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

TABLE OF CONTENTS




DWS CAPITAL GROWTH VIP
Investment Objective............................  1
Fees and Expenses of the Fund...................  1
Principal Investment Strategy...................  1
Main Risks......................................  2
Past Performance................................  2
Management......................................  3
Purchase and Sale of Fund Shares................  3
Tax Information.................................  3
Payments to Financial Intermediaries............  3
FUND DETAILS
Additional Information About Fund Strategies and
Risks...........................................  4
DWS Capital Growth VIP..........................  4
Other Policies and Risks........................  6
Who Manages and Oversees the Fund...............  6
Management......................................  7


INVESTING IN THE FUND
Your Investment in the Fund.....................  9
Policies about transactions.....................  9
Buying and Selling Shares.......................  9
How the Fund Calculates Share Price............. 12
Distributions................................... 13
Taxes........................................... 13
FINANCIAL HIGHLIGHTS............................ 14
APPENDIX........................................ 15
Hypothetical Expense Summary.................... 15
Additional Index Information.................... 15


-------------------------------------------------------------------------------
YOUR INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY, ENTITY OR PERSON.
-------------------------------------------------------------------------------

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group




DWS CAPITAL GROWTH VIP



INVESTMENT OBJECTIVE

The fund seeks to provide long-term growth of capital.



FEES AND EXPENSES OF THE FUND


This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.


SHAREHOLDER FEES

(paid directly from your investment)   None
-------------------------------------- -----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)


                                               A
                                      ----------
Management fee                            0.37
-------------------------------------     ----
Distribution/service
(12b-1) fees                             None
-------------------------------------    -----
Other expenses                            0.14
-------------------------------------    -----
TOTAL ANNUAL FUND OPERATING EXPENSES      0.51
-------------------------------------    -----

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a variable contract for which the fund is an investment option. If they were included, your costs would be higher.


Although your actual costs may be higher or lower, based on these assumptions your costs would be:



1 YEAR      3 YEARS    5 YEARS   10 YEARS
--------  ---------  ---------  ---------
$52       $164       $285       $640
---       ----       ----       ----



PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs are not reflected in annual fund operating expenses or in the expense example, but can affect the fund's performance.


Portfolio turnover rate for fiscal year 2010: 42%.



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. The fund normally invests at least 65% of total assets in equities, mainly common stocks of US companies. The fund generally focuses on established companies that are similar in size to the companies in the S&P 500( (Reg. TM)) Index (generally 500 of the largest companies in the US) or the Russell 1000( (Reg. TM) )Growth Index (generally those stocks among the 1,000 largest US companies that have above-average price-to-earnings ratios). Although the fund can invest in companies of any size, the fund intends to invest primarily in companies whose market capitalizations fall within the normal range of these indexes. The fund may also invest in other types of equity securities such as preferred stocks or convertible securities. At times, the fund's assets may be invested in securities in relatively few industries or sectors.


MANAGEMENT PROCESS. In choosing stocks, portfolio management begins by utilizing a proprietary quantitative model to rank stocks based on a number of factors including valuation and profitability. Portfolio management also applies fundamental techniques to seek to identify companies that display above-average earnings growth compared to other companies and that have strong product lines, effective management and leadership positions within core markets. The factors considered and models used by the portfolio managers may change over time.



                                       1
PROSPECTUS May 1, 2011                                  DWS Capital Growth VIP

Portfolio management will normally sell a security when it believes the potential risks have increased, its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting the fund's emphasis on a given industry.


SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.



MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.


STOCK MARKET RISK. The fund is affected by how the stock market performs. When stock prices fall, you should expect the value of your investment to fall as well.


GROWTH INVESTING RISK. As a category, growth stocks may underperform value stocks (and the stock market as a whole) over any period of time. Because the prices of growth stocks are based largely on the expectation of future earnings, growth stock prices can decline rapidly and significantly in reaction to negative news about such factors as earnings, the economy, political developments, or other news.


FOCUS RISK. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors will have a significant impact on the fund's performance. For example, consumer goods companies could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


MEDIUM-SIZED COMPANY RISK. Medium-sized company stocks tend to be more volatile than large company stocks. Medium-sized companies are less widely followed by stock analysts and less information about them is available to investors. Industry-wide reversals may have a greater impact on medium-sized companies, since they lack the financial resources of larger companies. Medium-sized company stocks are typically less liquid than large company stocks.


SMALL COMPANY RISK. Small company stocks tend to be more volatile than medium-sized or large company stocks. Small companies are less widely followed by stock analysts and less information about them is available to investors. Industry-wide reversals may have a greater impact on small companies, since they may lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.


FOREIGN INVESTMENT RISK. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.



PAST PERFORMANCE


How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus.



                                       2
PROSPECTUS May 1, 2011                                  DWS Capital Growth VIP

This information doesn't reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will reduce returns.

CALENDAR YEAR TOTAL RETURNS (%) (Class A)



[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]





  2001        2002        2003       2004      2005      2006       2007       2008       2009     2010
  -19.36       -29.18     26.89      7.99      8.96      8.53      12.59       -32.98     26.87    16.71




Best Quarter: 15.13%, Q4 2001        Worst Quarter: -21.49%, Q4 2008
Year-to-Date as of 3/31/2011: 4.49%

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2010 expressed as a %)


                                        CLASS           1          5         10
                                    INCEPTION        YEAR      YEARS      YEARS
                                  -----------  ----------  ---------  ---------
CLASS A                           7/16/1985        16.71       3.93       0.33
--------------------------------  ---------        -----       ----       ----
RUSSELL 1000( (Reg. TM)) GROWTH
INDEX (reflects no deduc-
tion for fees, expenses
or taxes)                                          16.71       3.75       0.02
--------------------------------  ---------        -----       ----       ----

MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.


PORTFOLIO MANAGER(S)

OWEN FITZPATRICK, CFA, MANAGING DIRECTOR. Lead Manager of the fund. Joined the fund in 2009.


THOMAS M. HYNES, JR., CFA, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2009.


BRENDAN O'NEILL, CFA, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2009.



PURCHASE AND SALE OF FUND SHARES


THE FUND IS INTENDED FOR USE IN A VARIABLE INSURANCE PRODUCT. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.



TAX INFORMATION


The fund normally distributes its net investment income and realized capital gains, if any, to its shareholders, the separate accounts of participating insurance companies. These distributions may not be taxable to the holders of variable annuity contracts and variable life insurance policies. For information concerning federal income tax consequences for the holders of such contracts or policies, holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.



PAYMENTS TO FINANCIAL INTERMEDIARIES


If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund and its related companies may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's web site for more information.


                                       3
PROSPECTUS May 1, 2011                                  DWS Capital Growth VIP

FUND DETAILS

ADDITIONAL INFORMATION ABOUT FUND STRATEGIES AND RISKS

--------------------------------------------------------------------------------
 DWS Capital Growth VIP



INVESTMENT OBJECTIVE


The fund seeks to provide long-term growth of capital.



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. The fund normally invests at least 65% of total assets in equities, mainly common stocks of US companies. The fund generally focuses on established companies that are similar in size to the companies in the S&P 500( (Reg. TM)) Index (generally 500 of the largest companies in the US) or the Russell 1000( (Reg. TM) )Growth Index (generally those stocks among the 1,000 largest US companies that have above-average price-to-earnings ratios). Although the fund can invest in companies of any size, the fund intends to invest primarily in companies whose market capitalizations fall within the normal range of these indexes. The fund may also invest in other types of equity securities such as preferred stocks or convertible securities. At times, the fund's assets may be invested in securities in relatively few industries or sectors.


MANAGEMENT PROCESS. In choosing stocks, portfolio management begins by utilizing a proprietary quantitative model to rank stocks based on a number of factors including valuation and profitability. Portfolio management also applies fundamental techniques to seek to identify companies that display above-average earnings growth compared to other companies and that have strong product lines, effective management and leadership positions within core markets. The factors considered and models used by the portfolio managers may change over time.


Portfolio management will normally sell a security when it believes the potential risks have increased, its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting the fund's emphasis on a given industry.


SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.


OTHER INVESTMENT STRATEGIES


DERIVATIVES. The fund may use various types of derivatives (a contract whose value is based on, for example, indices, currencies or securities) (i) for hedging purposes; (ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.



MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.


STOCK MARKET RISK. The fund is affected by how the stock market performs. When stock prices fall, you should expect the value of your investment to fall as well.


Stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price.


GROWTH INVESTING RISK. As a category, growth stocks may underperform value stocks (and the stock market as a whole) over any period of time. Because the prices of growth stocks are based largely on the expectation of future earnings, growth stock prices can decline rapidly and significantly in reaction to negative news about such factors as earnings, the economy, political developments, or other news.


A growth company may fail to fulfill apparent promise or may be eclipsed by competitors or its products or its services may be rendered obsolete by new technologies. Growth stocks also typically lack the dividends associated with value stocks that might otherwise cushion investors from the effects of declining stock prices. In addition, growth stocks selected for investment by portfolio management may not perform as anticipated.



                                       4
PROSPECTUS May 1, 2011                                            Fund Details

FOCUS RISK. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors will have a significant impact on the fund's performance. For example, consumer goods companies could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


MEDIUM-SIZED COMPANY RISK. Medium-sized company stocks tend to be more volatile than large company stocks. Medium-sized companies are less widely followed by stock analysts and less information about them is available to investors. Industry-wide reversals may have a greater impact on medium-sized companies, since they lack the financial resources of larger companies. Medium-sized company stocks are typically less liquid than large company stocks.


SMALL COMPANY RISK. Small company stocks tend to be more volatile than medium-sized or large company stocks. Small companies are less widely followed by stock analysts and less information about them is available to investors. Industry-wide reversals may have a greater impact on small companies, since they may lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.


FOREIGN INVESTMENT RISK. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.


Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.


Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the fund's foreign investments.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.


There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price.


This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.



                                       5
PROSPECTUS May 1, 2011                                            Fund Details

PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.


Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may prevent the fund from being able to realize full value and thus sell a security for its full valuation. This could cause a material decline in the fund's net asset value.



OTHER POLICIES AND RISKS


While the previous pages describe the main points of the fund's strategy and risks, there are a few other matters to know about:

o Although major changes tend to be infrequent, the fund's Board could change the fund's investment objective without seeking shareholder approval.

o When in the Advisor's opinion it is advisable to adopt a temporary defensive position because of unusual and adverse or other market conditions, up to 100% of the fund's assets may be held in cash or invested in money market securities or other short-term investments. Short-term investments consist of (1) foreign and domestic obligations of sovereign governments and their agencies and instrumentalities, authorities and political subdivisions; (2) other short-term rated debt securities or, if unrated, determined to be of comparable quality in the opinion of the Advisor; (3) commercial paper; (4) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (5) repurchase agreements.
   Short-term investments may also include shares of money market mutual funds. To the extent the fund invests in such instruments, the fund will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in volatile market conditions.

o Portfolio management measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, its own judgment. All securities must meet the credit quality standards applied by portfolio management at the time they are purchased. If a security's credit quality changes, portfolio management will decide what to do with the security, based on its assessment of what would most benefit the fund.


o Certain DWS funds-of-funds are permitted to invest in other DWS funds. As a result, the fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the fund's performance if the fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the fund's transaction costs.


FOR MORE INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in the fund.


If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).


Keep in mind that there is no assurance that the fund will achieve its investment objective.


A complete list of the fund's portfolio holdings as of the month-end is posted on www.dws-investments.com on or after the last day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. The posted portfolio holdings information is available by fund and generally remains accessible at least until the date on which the fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. In addition, the fund's top ten equity holdings and other fund information is posted on www.dws-investments.com as of the calendar quarter-end on or after the 10th calendar day following quarter-end. The fund's Statement of Additional Information includes a description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings.



WHO MANAGES AND OVERSEES THE FUND


THE INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for the fund. Under the oversight of the Board, the Advisor makes investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance. The Advisor and its predecessors have more than 80 years of experience managing mutual funds and provide a full range of global investment advisory services to institutional and retail clients.



                                       6
PROSPECTUS May 1, 2011                                            Fund Details

DWS Investments is part of the Asset Management division of Deutsche Bank AG and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, DIMA and DWS Trust Company. DWS Investments is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.


The Advisor may utilize the resources of its global investment platform to provide investment management services through branch offices located outside the US. In some cases, the Advisor may also utilize its branch offices or affiliates located in the US or outside the US to perform certain services such as trade execution, trade matching and settlement, or various administrative, back-office or other services. To the extent services are performed outside the US, such activity may be subject to both US and foreign regulation. It is possible that the jurisdiction in which the Advisor or its affiliate performs such services may impose restrictions or limitations on portfolio transactions that are different from, and in addition to, those that apply in the US.


MANAGEMENT FEE. The Advisor receives a management fee from the fund. Below is the management rate paid by the fund for the most recent fiscal year, as a percentage of the fund's average daily net assets:




FUND NAME                    FEE PAID
-----------------------  ------------
DWS Capital Growth VIP        0.37%*
------------------------      ----

* Reflecting the effect of expense limitations and/or fee waivers then in effect.

A discussion regarding the basis for the Board renewal of the fund's investment management agreement is contained in the shareholder report for the annual period ended December 31 (see "Shareholder reports" on the back cover).


Under a separate administrative services agreement between the fund and the Advisor, the fund pays the Advisor a fee of 0.10% for providing most of the fund's administrative services. The administrative services fee discussed above is included in the fees and expenses table under "Other expenses."


MULTI-MANAGER STRUCTURE. The Advisor, subject to the approval of the Board, has ultimate responsibility to recommend the hiring, termination and replacement of subadvisors. The fund and the Advisor have received an order from the SEC that allows the fund and the Advisor to utilize a multi-manager structure in managing the fund's assets. Pursuant to the SEC order, the Advisor, with the approval of the fund's Board, is permitted to select subadvisors that are not affiliates of the Advisor ("non-affiliated subadvisors") to manage all or a portion of the fund's assets without obtaining shareholder approval. The Advisor also has the discretion to terminate any subadvisor and allocate and reallocate the fund's assets among any non-affiliated subadvisors. The SEC order also permits the Advisor, subject to the approval of the Board, to materially amend an existing subadvisory agreement with a non-affiliated subadvisor without shareholder approval. The fund and the Advisor are subject to the conditions imposed by the SEC order, including the condition that within 90 days of hiring of a new non-affiliated subadvisor, the fund will provide shareholders with an information statement containing information about the new non-affiliated subadvisor.


The fund and the Advisor have also filed an exemptive application with the SEC requesting an order that would extend the relief granted with respect to non-affiliated subadvisors to certain subadvisors that are affiliates of the Advisor ("affiliated subadvisors"). If such relief is granted by the SEC, the Advisor, with the approval of the fund's Board, would be able to hire non-affiliated and/or affiliated subadvisors to manage all or a portion of the fund's assets without obtaining shareholder approval. The Advisor would also have the discretion to terminate any subadvisor and allocate and reallocate the fund's assets among any other subadvisors (including terminating a non-affiliated subadvisor and replacing them with an affiliated subadvisor). The Advisor, subject to the approval of the Board, would also be able to materially amend an existing subadvisory agreement with any such subadvisor without shareholder approval. There can be no assurance that such relief will be granted by the SEC. The fund and the Advisor will be subject to any new conditions imposed by the SEC.



MANAGEMENT


DWS CAPITAL GROWTH VIP

OWEN FITZPATRICK, CFA, MANAGING DIRECTOR. Lead Manager of the fund. Joined the fund in 2009.

o  Joined Deutsche Asset Management in 2009.

o Prior to joining Deutsche Asset Management, Managing Director of Deutsche Bank Private Wealth Management and served as head of U.S. Equity Strategy and manager of the U.S. large cap core, value and growth portfolios and member of the U.S. Investment Committee and head of the Equity Strategy Group.

o Previous experience includes over 21 years of experience in trust and investment management. Prior to joining Deutsche Bank in 1995, managed an equity income fund, trust and advisory relationships for Princeton Bank & Trust Company, where he was also responsible for research coverage of the consumer cyclical sector. Previously served as a portfolio manager at Manufacturer's Hanover Trust Company.

o  BA and MBA, Fordham University.


                                       7
PROSPECTUS May 1, 2011                                            Fund Details

THOMAS M. HYNES, JR., CFA, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2009.

o Joined Deutsche Asset Management in 1995, served in DB Private Wealth Management from 1995-2004; served as US equity portfolio manager at Citigroup Asset Management from 2004-2007; rejoined Deutsche Asset Management in 2007.

o  Portfolio manager for US Large Cap Equity: New York.

o  BS, Fordham University.

BRENDAN O'NEILL, CFA, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2009.

o  Joined Deutsche Asset Management in 2000.

o Equity Research Analyst covering the financial services sector from 2001-2009.

o  Previously served as a member of the Large Cap Core Equity team.

o  BA, Queens College, CUNY; MS, Zicklin School of Business, Baruch College.

The fund's Statement of Additional Information provides additional information about a portfolio manager's investments in the fund, a description of the portfolio management compensation structure and information regarding other accounts managed.


                                       8
PROSPECTUS May 1, 2011                                            Fund Details

INVESTING IN THE FUND

YOUR INVESTMENT IN THE FUND

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The fund assumes no responsibility for such prospectuses.



POLICIES ABOUT TRANSACTIONS


The information in this prospectus applies to Class A shares of the fund. The fund may offer two classes of shares. Class A shares are offered at net asset value and are not subject to 12b-1 fees.


Technically, the shareholders of DWS Variable Series I has (which include the fund just described) are the participating insurance companies (the "insurance companies") that offer the fund as choices for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies may pass through voting rights to the contract owners. The fund does not sell shares directly to the public. The fund sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the fund by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract. Depending on context in the prospectus, the terms "you" and "yours" refer to either a contract owner or to the insurance company that issues the contract. References to "buying," "purchasing" or "holding" fund shares refer only to the insurance company, not the contract owner.


Please bear in mind that there are important differences between DWS retail funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the fund, are not sold to insurance company separate accounts to fund investments in variable insurance contracts. In addition, the investment objective, policies and strategies of the fund, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than the fund and have different expense ratios than the fund. As a result, the performance of the fund and a Retail Fund will differ.


Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the fund, orderly portfolio management could be disrupted to the potential detriment of shareholders of the fund.


The fund has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. This means that when an insurance company opens an account, the fund will ask for its name, address and other information that will allow the fund to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.


For certain insurance companies, the fund might request additional information (for instance, the fund would ask for documents such as the insurance company's articles of incorporation) to help the fund verify the insurance company's identity.


The fund will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.


The fund may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.



BUYING AND SELLING SHARES


The FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. The fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).



                                       9
PROSPECTUS May 1, 2011                                   Investing in the Fund

The fund continuously sells shares to each insurance company separate account, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed by the insurance company. The insurance company offers contract owners units in its separate accounts which correspond to shares in a fund. Each insurance company submits purchase and redemption orders to a fund based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed by the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.



IMPORTANT INFORMATION ABOUT BUYING AND SELLING SHARES

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the fund is open for business.

o Unless otherwise instructed, the fund normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  The fund does not issue share certificates.

o  The fund reserves the right to reject purchases of shares for any reason.

o The fund reserves the right to withdraw or suspend the offering of shares at any time.

o The fund reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a fund from disposing of its portfolio securities or pricing its shares.

o The fund may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the fund, they are deemed to be in the fund's best interests or when the fund is requested or compelled to do so by governmental authority or by applicable law.


o The fund may close and liquidate an account if a fund is unable to verify provided information, or for other reasons; if a fund decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the fund shares and may incur tax liability.

o The fund may pay for shares sold by "redeeming in kind," that is, by distributing to you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less.

o A purchase order from an insurance company separate account may not be accepted if the sale of fund shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the fund.

MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of fund shares may present risks to the fund's long-term shareholders (as used herein, the term "shareholders" may refer to the contract owners), including potential dilution in the value of fund shares, interference with the efficient management of a fund (including losses on the sale of investments), realized gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if the fund invests in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in fund valuation that arise from the nature of the securities held by the fund (e.g., "time zone arbitrage"). The fund has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.


Pursuant to these policies, the fund reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, the fund may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to the fund. The fund, through its Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same fund's shares. The fund may take other trading activity into



                                       10
PROSPECTUS May 1, 2011                                   Investing in the Fund
account if the fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.


Shareholders are limited to four roundtrip transactions in the same fund over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same fund within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that fund. The fund has sole discretion whether to remove a block from a shareholder's account (e.g., such as when the Advisor has determined that the transactions were not abusive or harmful to the fund). The rights of a shareholder to redeem shares of the fund are not affected by the four roundtrip transaction limitation.


The Advisor may make exceptions to the roundtrip transaction policy for certain types of transactions if in its opinion the transactions do not represent short-term or excessive trading or are not abusive or harmful to the fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the fund or administrator and transactions by certain qualified fund-of-fund(s).


In certain circumstances, the fund may rely upon the policy of the insurance company or other financial intermediary to deter short-term or excessive trading if the Advisor believes that the policy of such insurance company or other financial intermediary is reasonably designed to detect and deter transactions that are not in the best interests of the fund. An insurance company's or other financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the fund's policies, may permit certain transactions not permitted by the fund's policies, or prohibit transactions not subject to the fund's policies.


The Advisor may also accept undertakings from an insurance company or other financial intermediary to enforce short-term or excessive trading policies on behalf of the fund that provide a substantially similar level of protection for the fund against such transactions. For example, certain insurance companies may have contractual or legal restrictions, or operational constraints, that prevent them from blocking an account. In such instances, the Advisor may permit the insurance company to use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.


In addition, to the extent that the fund invests some portion of its assets in foreign securities, the fund has adopted certain fair valuation practices intended to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in fund valuation that arise from the nature of the securities held by the fund. (See "How the fund Calculates Share Price.")


There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying contract holders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. The Advisor reviews trading activity at the separate account level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the separate account level, the Advisor will contact the insurance company or other financial intermediary to request underlying contract holder activity. Depending on the amount of fund shares held in such separate account (which may represent most of the fund's shares), short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund. If short-term or excessive trading is identified, the Advisor will take appropriate action.


The fund's market timing policies and procedures may be modified or terminated at any time.



HOW TO RECEIVE ACCOUNT INFORMATION

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.


Please see the contract prospectus that accompanies this prospectus for the customer service phone number.



HOW TO SELECT SHARES

Shares in the fund are available in connection with certain variable annuity and life insurance arrangements. Each insurance company has different provisions about how and when their contract owners may select fund shares. Each insurance company is responsible for communicating its contract owners' instructions to the fund. Contract owners should contact their insurance company to effect transactions in connection with the fund.



FINANCIAL INTERMEDIARY SUPPORT PAYMENTS


The Advisor, DWS Investments Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the fund, any record keeping/sub-transfer agency/networking fees payable by the fund (generally through the Distributor or an affiliate) and/or the Distributor



                                       11
PROSPECTUS May 1, 2011                                   Investing in the Fund
to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the fund with "shelf space" or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.


The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares or the retention and/or servicing of investors and DWS fund shares to financial advisors in amounts that generally range from 0.01% up to 0.26% of assets of the fund serviced and maintained by the financial advisor, 0.05% to 0.25% of sales of the fund attributable to the financial advisor, a flat fee of $4,000 up to $125,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of the fund or of any particular share class of the fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of the fund. Additional information regarding these revenue sharing payments is included in the fund's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).


The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. or ExpertPlan Inc. on the DWS Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.


It is likely that broker-dealers that execute portfolio transactions for the fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.



HOW THE FUND CALCULATES SHARE PRICE


To calculate net asset value per share, or NAV, the fund uses the following equation:



        TOTAL          TOTAL                  TOTAL NUMBER OF
               -                       /                        =    NAV
  (                               )
       ASSETS       LIABILITIES             SHARES OUTSTANDING

The price at which you buy and sell shares for the fund is the NAV.


WE TYPICALLY VALUE SECURITIES USING INFORMATION FURNISHED BY AN INDEPENDENT PRICING SERVICE OR MARKET QUOTATIONS, WHERE APPROPRIATE. However, we may use methods approved by the Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of a portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, a portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value



                                       12
PROSPECTUS May 1, 2011                                   Investing in the Fund
realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be a portfolio's use of fair value pricing. This is intended to reduce a portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")

To the extent that the fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell fund shares through the contract. This is because some foreign markets are open on days and at times when the fund doesn't price the shares.



DISTRIBUTIONS


The fund intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The fund may make additional distributions if necessary.


All distributions will be reinvested in shares of a fund unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the relevant fund for federal income tax purposes.



TAXES


The fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to meet all requirements necessary to avoid paying any federal income or excise taxes.


Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1-2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.


In order for investors to receive the favorable federal income tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If a fund or separate account does not meet such requirements or if a fund were to fail to qualify as a regulated investment company for any taxable year and could not or did not cure such failure, income allocable to the contracts associated with the separate account may be taxable currently for federal income tax purposes to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.


Under Treasury regulations, insurance companies holding the separate accounts may have to report to the IRS losses above a certain amount resulting from a sale or disposition of a fund's shares.


The discussion above is generally based on the assumption that shares of a fund will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the IRS finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous federal income tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available. In that situation, the person or persons determined to own the fund shares will be currently taxed on fund distributions, and on the proceeds of any redemption of fund shares, under the Code.


Fund investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.


Certain of the fund's investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligation. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.


The preceding is a brief summary of certain of the relevant federal income tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible federal, foreign, state or local taxes.


                                       13
PROSPECTUS May 1, 2011                                   Investing in the Fund

FINANCIAL HIGHLIGHTS

The financial highlights are designed to help you understand recent financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the fund's annual report (see "Shareholder reports" on the back cover). This information doesn't reflect charges and fees associated with the separate account that invests in the fund or any variable life insurance poliscy or variable annuity contract for which the fund is an investment option. These charges and fees will reduce returns.


DWS CAPITAL GROWTH VIP - CLASS A




YEARS ENDED DECEMBER 31,                                2010            2009         2008           2007              2006
------------------------------------------------  ----------------  -----------  -----------  ----------------  ----------------
SELECTED PER SHARE DATA
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $  16.93        $  13.55     $  20.41       $  18.24          $  16.90
------------------------------------------------     --------        --------     --------       --------          --------
Income (loss) from investment operations:
  Net investment income (loss)(a)                         .14 (d)         .14          .16            .17 (d)           .13 (c)
------------------------------------------------     --------        --------     --------       --------          --------
  Net realized and unrealized gain (loss)                2.68            3.43       ( 6.83)          2.12              1.31
------------------------------------------------     --------        --------     --------       --------          --------
  TOTAL FROM INVESTMENT OPERATIONS                       2.82            3.57       ( 6.67)          2.29              1.44
------------------------------------------------     --------        --------     --------       --------          --------
Less distributions from:
  Net investment income                                (  .16)         (  .19)      (  .19)        (  .12)           (  .10)
------------------------------------------------     --------        --------     --------       --------          --------
NET ASSET VALUE, END OF PERIOD                       $  19.59        $  16.93     $  13.55       $  20.41          $  18.24
------------------------------------------------     --------        --------     --------       --------          --------
Total Return (%)(b)                                     16.71           26.87       (32.98)         12.59              8.53 (c)
------------------------------------------------     --------        --------     --------       --------          --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                    729             715          594          1,058             1,131
------------------------------------------------     --------        --------     --------       --------          --------
Ratio of expenses before expense reductions (%)           .51             .51          .50            .53               .52
-------------------------------------------------    --------        --------     --------       --------          --------
Ratio of expenses after expense reductions (%)            .51             .49          .49            .52               .49
-------------------------------------------------    --------        --------     --------       --------          --------
Ratio of net investment income (loss) (%)                 .78 (d)         .98          .89            .86 (d)           .73 (c)
-------------------------------------------------    --------        --------     --------       --------          --------
Portfolio turnover rate (%)                                42              76           21             30                16
-------------------------------------------------    --------        --------     --------       --------          --------

(a)        Based on average shares outstanding during the period.
(b) Total return would have been lower had certain expenses not been reduced.
(c) Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.007 per share and an increase in the ratio of net investment income of 0.04%. Excluding this non-recurring income, total return would have been 0.03% lower.
(d) Net investment income per share and ratio of net investment income include non-recurring dividend income amounting to $0.05 and $0.03 per share and 0.28% and 0.17% of average daily net assets for the years ended December 31, 2010 and 2007, respectively.


                                       14
PROSPECTUS May 1, 2011                                    Financial Highlights

APPENDIX

HYPOTHETICAL EXPENSE SUMMARY

Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the fund may be higher or lower than 5% and, for money market funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.


The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objectives, risks, expenses and charges of the fund prior to investing.


DWS CAPITAL GROWTH VIP - CLASS A



            MAXIMUM            INITIAL HYPOTHETICAL                 ASSUMED RATE
         SALES CHARGE:             INVESTMENT:                       OF RETURN:
             0.00%                   $10,000                             5%
        ---------------  --------------------------------  -------------------------------
           CUMULATIVE                        CUMULATIVE       HYPOTHETICAL
         RETURN BEFORE                      RETURN AFTER    YEAR-END BALANCE      ANNUAL
            FEES AND        ANNUAL FUND       FEES AND       AFTER FEES AND      FEES AND
YEAR        EXPENSES      EXPENSE RATIOS      EXPENSES          EXPENSES         EXPENSES
------  ---------------  ----------------  --------------  ------------------  -----------
   1          5.00%             0.51%            4.49%        $ 10,449.00       $  52.14
 ---         -----              ----            -----         -----------       --------
   2         10.25%             0.51%            9.18%        $ 10,918.16       $  54.49
 ---         -----              ----            -----         -----------       --------
   3         15.76%             0.51%           14.08%        $ 11,408.39       $  56.93
 ---         -----              ----            -----         -----------       --------
   4         21.55%             0.51%           19.21%        $ 11,920.62       $  59.49
 ---         -----              ----            -----         -----------       --------
   5         27.63%             0.51%           24.56%        $ 12,455.86       $  62.16
 ---         -----              ----            -----         -----------       --------
   6         34.01%             0.51%           30.15%        $ 13,015.13       $  64.95
 ---         -----              ----            -----         -----------       --------
   7         40.71%             0.51%           36.00%        $ 13,599.51       $  67.87
 ---         -----              ----            -----         -----------       --------
   8         47.75%             0.51%           42.10%        $ 14,210.12       $  70.91
 ---         -----              ----            -----         -----------       --------
   9         55.13%             0.51%           48.48%        $ 14,848.16       $  74.10
 ---         -----              ----            -----         -----------       --------
 10          62.89%             0.51%           55.15%        $ 15,514.84       $  77.43
 ---         -----              ----            -----         -----------       --------
TOTAL                                                                           $ 640.47
---                                                                             --------

ADDITIONAL INDEX INFORMATION


RUSSELL 1000 (Reg. TM) GROWTH INDEX is an unmanaged index that consists of those stocks in the Russell 1000 (Reg. TM) Index that have higher price-to-book ratios and higher forecasted growth values. Russell 1000 (Reg. TM) Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.


                                       15
PROSPECTUS May 1, 2011                                                Appendix

TO GET MORE INFORMATION

SHAREHOLDER REPORTS. Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected fund performance during its last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION (SAI). This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).


For a free copy of any of these documents or to request other information about the fund, contact DWS Investments at the phone number or address listed below. SAIs and shareholder reports are also available through the DWS Investments Web site at www.dws-investments.com. These documents and other information about the fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a duplicating fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below.


You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (202) 551-8090.


CONTACT INFORMATION

DWS INVESTMENTS   222 South Riverside Plaza
                  Chicago, IL 60606-5808
                  www.dws-investments.com
                  (800) 728-3337
SEC               Public Reference Section
                  Washington, D.C. 20549-1520
                  WWW.SEC.GOV
DISTRIBUTOR       DWS Investments Distributors, Inc.
                  222 South Riverside Plaza
                  Chicago, IL 60606-5808
                  (800) 621-1148
SEC FILE NUMBER   DWS Variable Series I
                  811-04257


                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group





(05/01/11) 1A-CAPGRO

[GRAPHIC APPEARS HERE]



PROSPECTUS

MAY 1, 2011



DWS VARIABLE SERIES I
CLASS A

...............................................................................

DWS Global Small Cap Growth VIP


...............................................................................


This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insur ance policies and variable annuity contracts.

The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.


                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

TABLE OF CONTENTS




DWS GLOBAL SMALL CAP GROWTH VIP
Investment Objective............................  1
Fees and Expenses of the Fund...................  1
Principal Investment Strategy...................  1
Main Risks......................................  2
Past Performance................................  3
Management......................................  3
Purchase and Sale of Fund Shares................  3
Tax Information.................................  3
Payments to Financial Intermediaries............  3
FUND DETAILS
Additional Information About Fund Strategies and
Risks...........................................  4
DWS Global Small Cap Growth VIP.................  4
Other Policies and Risks........................  6
Who Manages and Oversees the Fund...............  7
Management......................................  8


INVESTING IN THE FUND
Your Investment in the Fund.....................  9
Policies about transactions.....................  9
Buying and Selling Shares.......................  9
How the Fund Calculates Share Price............. 12
Distributions................................... 13
Taxes........................................... 13
FINANCIAL HIGHLIGHTS............................ 14
APPENDIX........................................ 15
Hypothetical Expense Summary.................... 15
Additional Index Information.................... 15


-------------------------------------------------------------------------------
YOUR INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY, ENTITY OR PERSON.
-------------------------------------------------------------------------------

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group




DWS GLOBAL SMALL CAP GROWTH VIP



(formerly DWS Global Opportunities VIP)

INVESTMENT OBJECTIVE


The fund seeks above-average capital appreciation over the long term.



FEES AND EXPENSES OF THE FUND


This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.


SHAREHOLDER FEES

(paid directly from your investment)   None
-------------------------------------- -----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)


                                               A
                                      ----------
Management fee                            0.89
-------------------------------------     ----
Distribution/service
(12b-1) fees                             None
-------------------------------------    -----
Other expenses                            0.23
-------------------------------------    -----
TOTAL ANNUAL FUND OPERATING EXPENSES      1.12
-------------------------------------    -----

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a variable contract for which the fund is an investment option. If they were included, your costs would be higher.


Although your actual costs may be higher or lower, based on these assumptions your costs would be:



1 YEAR      3 YEARS    5 YEARS   10 YEARS
--------  ---------  ---------  ---------
$114      $356       $617       $1,363
----      ----       ----       ------



PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs are not reflected in annual fund operating expenses or in the expense example, but can affect the fund's performance.


Portfolio turnover rate for fiscal year 2010: 39%.



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. The fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equities of small companies throughout the world (companies with market values similar to the smallest 30% of the companies in the S&P Developed Broad Market Index, formerly the S&P/Citigroup Broad Market Index World). As of December 31, 2010, companies in which the fund invests typically have a market capitalization of between $500 million and $5 billion at the time of purchase. As part of the investment process the fund may own stocks even if they are outside this market capitalization range.


The fund may invest up to 20% of total assets in common stocks and other equities of large companies or in debt securities, including up to 5% of net assets in junk bonds (grade BB/Ba and below).


MANAGEMENT PROCESS. While the fund may invest in securities of any country, portfolio management generally focuses on countries with developed economies (including the US). In choosing securities, portfolio management uses a combination of three analytical disciplines:



                                       1
PROSPECTUS May 1, 2011                         DWS Global Small Cap Growth VIP

o BOTTOM-UP RESEARCH. Portfolio management looks for individual companies that it believes have a history of above average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

o GROWTH ORIENTATION. Portfolio management generally looks for companies that it believes have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

o ANALYSIS OF GLOBAL THEMES. Portfolio management considers global economic outlooks, seeking to identify industries and companies that are likely to benefit from social, political and economic changes.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.



MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.


STOCK MARKET RISK. The fund is affected by how the stock market performs. When stock prices fall, you should expect the value of your investment to fall as well.


SMALL COMPANY RISK. Small company stocks tend to be more volatile than medium-sized or large company stocks. Small companies are less widely followed by stock analysts and less information about them is available to investors. Industry-wide reversals may have a greater impact on small companies, since they may lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.


FOREIGN INVESTMENT RISK. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.


EMERGING MARKETS RISK. Foreign investment risks are greater in emerging markets than in developed markets. Investments in emerging markets are often considered speculative.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


GROWTH INVESTING RISK. As a category, growth stocks may underperform value stocks (and the stock market as a whole) over any period of time. Because the prices of growth stocks are based largely on the expectation of future earnings, growth stock prices can decline rapidly and significantly in reaction to negative news about such factors as earnings, the economy, political developments, or other news.


CREDIT RISK. The fund's performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in a payment default, security downgrade or inability to meet a financial obligation. Credit risk is greater for lower-rated securities.


INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund's debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.)


PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund's share price and yield and could hurt fund performance.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.



                                       2
PROSPECTUS May 1, 2011                         DWS Global Small Cap Growth VIP

PAST PERFORMANCE


How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus. This information doesn't reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will reduce returns.


CALENDAR YEAR TOTAL RETURNS (%) (Class A)



[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]





  2001        2002        2003       2004       2005       2006       2007    2008      2009     2010
  -24.59       -19.89     49.09      23.35      18.19      22.08      9.33    -49.96    48.20    26.64




Best Quarter: 30.33%, Q2 2009        Worst Quarter: -28.40%, Q4 2008
Year-to-Date as of 3/31/2011: 2.73%

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2010 expressed as a %)


                               CLASS           1          5         10
                           INCEPTION        YEAR      YEARS      YEARS
                         -----------  ----------  ---------  ---------
CLASS A                   5/1/1996        26.64       4.62       5.11
-----------------------   --------        -----       ----       ----
S&P DEVELOPED SMALL
CAP INDEX (reflects no
deduction for fees,
expenses or taxes)                        24.42       4.84       8.07
-----------------------  --------         -----       ----       ----

MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.


PORTFOLIO MANAGER(S)

JOSEPH AXTELL, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2002.



PURCHASE AND SALE OF FUND SHARES


THE FUND IS INTENDED FOR USE IN A VARIABLE INSURANCE PRODUCT. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.


TAX INFORMATION


The fund normally distributes its net investment income and realized capital gains, if any, to its shareholders, the separate accounts of participating insurance companies. These distributions may not be taxable to the holders of variable annuity contracts and variable life insurance policies. For information concerning federal income tax consequences for the holders of such contracts or policies, holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.



PAYMENTS TO FINANCIAL INTERMEDIARIES


If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund and its related companies may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's web site for more information.


                                       3
PROSPECTUS May 1, 2011                         DWS Global Small Cap Growth VIP

FUND DETAILS

ADDITIONAL INFORMATION ABOUT FUND STRATEGIES AND RISKS

--------------------------------------------------------------------------------
 DWS Global Small Cap Growth VIP



INVESTMENT OBJECTIVE


The fund seeks above-average capital appreciation over the long term.



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. The fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equities of small companies throughout the world (companies with market values similar to the smallest 30% of the companies in the S&P Developed Broad Market Index, formerly the S&P/Citigroup Broad Market Index World). As of December 31, 2010, companies in which the fund invests typically have a market capitalization of between $500 million and $5 billion at the time of purchase. As part of the investment process the fund may own stocks even if they are outside this market capitalization range.


The fund may invest up to 20% of total assets in common stocks and other equities of large companies or in debt securities, including up to 5% of net assets in junk bonds (grade BB/Ba and below).


The fund may invest in common stocks and other types of equities such as preferred stocks or convertible securities.


MANAGEMENT PROCESS. While the fund may invest in securities of any country, portfolio management generally focuses on countries with developed economies (including the US). In choosing securities, portfolio management uses a combination of three analytical disciplines:

o BOTTOM-UP RESEARCH. Portfolio management looks for individual companies that it believes have a history of above average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

o GROWTH ORIENTATION. Portfolio management generally looks for companies that it believes have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.


o ANALYSIS OF GLOBAL THEMES. Portfolio management considers global economic outlooks, seeking to identify industries and companies that are likely to benefit from social, political and economic changes.

Portfolio management will normally sell a stock when they believe its price is unlikely to go much higher, its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting the fund's exposure to a given country.


SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.



OTHER INVESTMENT STRATEGIES


DERIVATIVES. The fund may use various types of derivatives (a contract whose value is based on, for example, indices, currencies or securities) (i) for hedging purposes; (ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.



MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.


STOCK MARKET RISK. The fund is affected by how the stock market performs. When stock prices fall, you should expect the value of your investment to fall as well.


Stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price.


SMALL COMPANY RISK. Small company stocks tend to be more volatile than medium-sized or large company stocks. Small companies are less widely followed by stock analysts and less information about them is available to investors. Industry-wide reversals may have a greater



                                       4
PROSPECTUS May 1, 2011                                            Fund Details
impact on small companies, since they may lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.

FOREIGN INVESTMENT RISK. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.


Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.


Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the fund's foreign investments.


EMERGING MARKETS RISK. Foreign investment risks are greater in emerging markets than in developed markets. Investments in emerging markets are often considered speculative.


Emerging market countries typically have economic and political systems that are less developed, and can be expected to be less stable than developed markets. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


GROWTH INVESTING RISK. As a category, growth stocks may underperform value stocks (and the stock market as a whole) over any period of time. Because the prices of growth stocks are based largely on the expectation of future earnings, growth stock prices can decline rapidly and significantly in reaction to negative news about such factors as earnings, the economy, political developments, or other news.


A growth company may fail to fulfill apparent promise or may be eclipsed by competitors or its products or its services may be rendered obsolete by new technologies. Growth stocks also typically lack the dividends associated with value stocks that might otherwise cushion investors from the effects of declining stock prices. In addition, growth stocks selected for investment by portfolio management may not perform as anticipated.


CREDIT RISK. The fund's performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in a payment default, security downgrade or inability to meet a financial obligation. Credit risk is greater for lower-rated securities.


Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth highest category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade debt securities.


INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund's debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.)


PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund's share price and yield and could hurt fund performance.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price.


This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment



                                       5
PROSPECTUS May 1, 2011                                            Fund Details
could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.

Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may prevent the fund from being able to realize full value and thus sell a security for its full valuation. This could cause a material decline in the fund's net asset value.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.


There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.



OTHER POLICIES AND RISKS


While the previous pages describe the main points of the fund's strategy and risks, there are a few other matters to know about:

o Although major changes tend to be infrequent, the fund's Board could change the fund's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days notice prior to making any changes to the fund's 80% investment policy as described herein.

o When in the Advisor's opinion it is advisable to adopt a temporary defensive position because of unusual and adverse or other market conditions, up to 100% of the fund's assets may be held in cash or invested in money market securities or other short-term investments. Short-term investments consist of (1) foreign and domestic obligations of sovereign governments and their agencies and instrumentalities, authorities and political subdivisions; (2) other short-term rated debt securities or, if unrated, determined to be of comparable quality in the opinion of the Advisor; (3) commercial paper; (4) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (5) repurchase agreements.
   Short-term investments may also include shares of money market mutual funds. To the extent the fund invests in such instruments, the fund will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in volatile market conditions.

o Portfolio management measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, its own judgment. All securities must meet the credit quality standards applied by portfolio management at the time they are purchased. If a security's credit quality changes, portfolio management will decide what to do with the security, based on its assessment of what would most benefit the fund.

o Certain DWS funds-of-funds are permitted to invest in other DWS funds. As a result, the fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the fund's performance if the fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the fund's transaction costs.


FOR MORE INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in the fund.


If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).


Keep in mind that there is no assurance that the fund will achieve its investment objective.


A complete list of the fund's portfolio holdings as of the month-end is posted on www.dws-investments.com on or after the last day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. The posted portfolio holdings information is available by fund and generally remains accessible at least until the date on which the fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. In addition, the fund's top ten equity holdings and other fund information is posted on www.dws-investments.com as of the calendar quarter-end on or after the 10th calendar day following quarter-end. The fund's Statement of Additional Information includes a description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings.



                                       6
PROSPECTUS May 1, 2011                                            Fund Details

WHO MANAGES AND OVERSEES THE FUND


THE INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for the fund. Under the oversight of the Board, the Advisor makes investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance. The Advisor and its predecessors have more than 80 years of experience managing mutual funds and provide a full range of global investment advisory services to institutional and retail clients.


DWS Investments is part of the Asset Management division of Deutsche Bank AG and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, DIMA and DWS Trust Company. DWS Investments is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.


The Advisor may utilize the resources of its global investment platform to provide investment management services through branch offices located outside the US. In some cases, the Advisor may also utilize its branch offices or affiliates located in the US or outside the US to perform certain services such as trade execution, trade matching and settlement, or various administrative, back-office or other services. To the extent services are performed outside the US, such activity may be subject to both US and foreign regulation. It is possible that the jurisdiction in which the Advisor or its affiliate performs such services may impose restrictions or limitations on portfolio transactions that are different from, and in addition to, those that apply in the US.


MANAGEMENT FEE. The Advisor receives a management fee from the fund. Below is the management rate paid by the fund for the most recent fiscal year, as a percentage of the fund's average daily net assets:




FUND NAME                  FEE PAID
---------------------  ------------
DWS Global Small Cap
Growth VIP                  0.82%*
---------------------       ----

* Reflecting the effect of expense limitations and/or fee waivers then in effect.

The Advisor has contractually agreed through September 30, 2011 to waive and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses at 1.00% (excluding extraordinary expenses, taxes, brokerage and interest expense) for Class A. The agreement may only be terminated with the consent of the fund's Board.


A discussion regarding the basis for the Board renewal of the fund's investment management agreement is contained in the shareholder report for the annual period ended December 31 (see "Shareholder reports" on the back cover).


Under a separate administrative services agreement between the fund and the Advisor, the fund pays the Advisor a fee of 0.10% for providing most of the fund's administrative services. The administrative services fee discussed above is included in the fees and expenses table under "Other expenses."


MULTI-MANAGER STRUCTURE. The Advisor, subject to the approval of the Board, has ultimate responsibility to recommend the hiring, termination and replacement of subadvisors. The fund and the Advisor have received an order from the SEC that allows the fund and the Advisor to utilize a multi-manager structure in managing the fund's assets. Pursuant to the SEC order, the Advisor, with the approval of the fund's Board, is permitted to select subadvisors that are not affiliates of the Advisor ("non-affiliated subadvisors") to manage all or a portion of the fund's assets without obtaining shareholder approval. The Advisor also has the discretion to terminate any subadvisor and allocate and reallocate the fund's assets among any non-affiliated subadvisors. The SEC order also permits the Advisor, subject to the approval of the Board, to materially amend an existing subadvisory agreement with a non-affiliated subadvisor without shareholder approval. The fund and the Advisor are subject to the conditions imposed by the SEC order, including the condition that within 90 days of hiring of a new non-affiliated subadvisor, the fund will provide shareholders with an information statement containing information about the new non-affiliated subadvisor.


The fund and the Advisor have also filed an exemptive application with the SEC requesting an order that would extend the relief granted with respect to non-affiliated subadvisors to certain subadvisors that are affiliates of the Advisor ("affiliated subadvisors"). If such relief is granted by the SEC, the Advisor, with the approval of the fund's Board, would be able to hire non-affiliated and/or affiliated subadvisors to manage all or a portion of the fund's assets without obtaining shareholder approval. The Advisor would also have the discretion to terminate any subadvisor and allocate and reallocate the fund's assets among any other subadvisors (including terminating a non-affiliated subadvisor and replacing them with an affiliated subadvisor). The Advisor, subject to the approval of the Board, would also be able to materially amend an existing



                                       7
PROSPECTUS May 1, 2011                                            Fund Details
subadvisory agreement with any such subadvisor without shareholder approval. There can be no assurance that such relief will be granted by the SEC. The fund and the Advisor will be subject to any new conditions imposed by the SEC.


MANAGEMENT


DWS GLOBAL SMALL CAP GROWTH VIP

JOSEPH AXTELL, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2002.

o  Joined Deutsche Asset Management in 2001.

o Senior analyst at Merrill Lynch Investment Managers for the international equity portion of a global balanced portfolio (1996-2001).

o  Director, International Research at PCM International (1989-1996).

o Associate manager, structured debt and equity group at Prudential Capital Corporation (1988-1989).

o  Analyst at Prudential-Bache Capital Funding in London (1987-1988).

o Equity analyst in the health care sector at Prudential Equity Management Associates (1985-1987).

o  BS, Carlson School of Management, University of Minnesota.

The fund's Statement of Additional Information provides additional information about a portfolio manager's investments in the fund, a description of the portfolio management compensation structure and information regarding other accounts managed.


                                       8
PROSPECTUS May 1, 2011                                            Fund Details

INVESTING IN THE FUND

YOUR INVESTMENT IN THE FUND

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The fund assumes no responsibility for such prospectuses.



POLICIES ABOUT TRANSACTIONS


The information in this prospectus applies to Class A shares of the fund. The fund may offer two classes of shares. Class A shares are offered at net asset value and are not subject to 12b-1 fees.


Technically, the shareholders of DWS Variable Series I (which include the fund just described) are the participating insurance companies (the "insurance companies") that offer the fund as choices for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies may pass through voting rights to the contract owners. The fund does not sell shares directly to the public. The fund sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the fund by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract. Depending on context in the prospectus, the terms "you" and "yours" refer to either a contract owner or to the insurance company that issues the contract. References to "buying," "purchasing" or "holding" fund shares refer only to the insurance company, not the contract owner.


Please bear in mind that there are important differences between DWS retail funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the fund, are not sold to insurance company separate accounts to fund investments in variable insurance contracts. In addition, the investment objective, policies and strategies of the fund, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than the fund and have different expense ratios than the fund. As a result, the performance of the fund and a Retail Fund will differ.


Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the fund, orderly portfolio management could be disrupted to the potential detriment of shareholders of the fund.


The fund has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. This means that when an insurance company opens an account, the fund will ask for its name, address and other information that will allow the fund to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.


For certain insurance companies, the fund might request additional information (for instance, the fund would ask for documents such as the insurance company's articles of incorporation) to help the fund verify the insurance company's identity.


The fund will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.


The fund may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.



BUYING AND SELLING SHARES


The FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. The fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).



                                       9
PROSPECTUS May 1, 2011                                   Investing in the Fund

The fund continuously sells shares to each insurance company separate account, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed by the insurance company. The insurance company offers contract owners units in its separate accounts which correspond to shares in a fund. Each insurance company submits purchase and redemption orders to a fund based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed by the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.



IMPORTANT INFORMATION ABOUT BUYING AND SELLING SHARES

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the fund is open for business.

o Unless otherwise instructed, the fund normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  The fund does not issue share certificates.

o  The fund reserves the right to reject purchases of shares for any reason.

o The fund reserves the right to withdraw or suspend the offering of shares at any time.

o The fund reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a fund from disposing of its portfolio securities or pricing its shares.

o The fund may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the fund, they are deemed to be in the fund's best interests or when the fund is requested or compelled to do so by governmental authority or by applicable law.


o The fund may close and liquidate an account if a fund is unable to verify provided information, or for other reasons; if a fund decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the fund shares and may incur tax liability.

o The fund may pay for shares sold by "redeeming in kind," that is, by distributing to you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less.

o A purchase order from an insurance company separate account may not be accepted if the sale of fund shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the fund.

MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of fund shares may present risks to the fund's long-term shareholders (as used herein, the term "shareholders" may refer to the contract owners), including potential dilution in the value of fund shares, interference with the efficient management of a fund (including losses on the sale of investments), realized gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if the fund invests in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in fund valuation that arise from the nature of the securities held by the fund (e.g., "time zone arbitrage"). The fund has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.


Pursuant to these policies, the fund reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, the fund may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to the fund. The fund, through its Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same fund's shares. The fund may take other trading activity into



                                       10
PROSPECTUS May 1, 2011                                   Investing in the Fund
account if the fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.


Shareholders are limited to four roundtrip transactions in the same fund over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same fund within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that fund. The fund has sole discretion whether to remove a block from a shareholder's account (e.g., such as when the Advisor has determined that the transactions were not abusive or harmful to the fund). The rights of a shareholder to redeem shares of the fund are not affected by the four roundtrip transaction limitation.


The Advisor may make exceptions to the roundtrip transaction policy for certain types of transactions if in its opinion the transactions do not represent short-term or excessive trading or are not abusive or harmful to the fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the fund or administrator and transactions by certain qualified fund-of-fund(s).


In certain circumstances, the fund may rely upon the policy of the insurance company or other financial intermediary to deter short-term or excessive trading if the Advisor believes that the policy of such insurance company or other financial intermediary is reasonably designed to detect and deter transactions that are not in the best interests of the fund. An insurance company's or other financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the fund's policies, may permit certain transactions not permitted by the fund's policies, or prohibit transactions not subject to the fund's policies.


The Advisor may also accept undertakings from an insurance company or other financial intermediary to enforce short-term or excessive trading policies on behalf of the fund that provide a substantially similar level of protection for the fund against such transactions. For example, certain insurance companies may have contractual or legal restrictions, or operational constraints, that prevent them from blocking an account. In such instances, the Advisor may permit the insurance company to use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.


In addition, to the extent that the fund invests some portion of its assets in foreign securities, the fund has adopted certain fair valuation practices intended to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in fund valuation that arise from the nature of the securities held by the fund. (See "How the fund Calculates Share Price.")


There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying contract holders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. The Advisor reviews trading activity at the separate account level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the separate account level, the Advisor will contact the insurance company or other financial intermediary to request underlying contract holder activity. Depending on the amount of fund shares held in such separate account (which may represent most of the fund's shares), short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund. If short-term or excessive trading is identified, the Advisor will take appropriate action.


The fund's market timing policies and procedures may be modified or terminated at any time.



HOW TO RECEIVE ACCOUNT INFORMATION

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.


Please see the contract prospectus that accompanies this prospectus for the customer service phone number.



HOW TO SELECT SHARES

Shares in the fund are available in connection with certain variable annuity and life insurance arrangements. Each insurance company has different provisions about how and when their contract owners may select fund shares. Each insurance company is responsible for communicating its contract owners' instructions to the fund. Contract owners should contact their insurance company to effect transactions in connection with the fund.



FINANCIAL INTERMEDIARY SUPPORT PAYMENTS


The Advisor, DWS Investments Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the fund, any record keeping/sub-transfer agency/networking fees payable by the fund (generally through the Distributor or an affiliate) and/or the Distributor



                                       11
PROSPECTUS May 1, 2011                                   Investing in the Fund
to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the fund with "shelf space" or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.


The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares or the retention and/or servicing of investors and DWS fund shares to financial advisors in amounts that generally range from 0.01% up to 0.26% of assets of the fund serviced and maintained by the financial advisor, 0.05% to 0.25% of sales of the fund attributable to the financial advisor, a flat fee of $4,000 up to $125,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of the fund or of any particular share class of the fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of the fund. Additional information regarding these revenue sharing payments is included in the fund's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).


The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. or ExpertPlan Inc. on the DWS Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.


It is likely that broker-dealers that execute portfolio transactions for the fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.



HOW THE FUND CALCULATES SHARE PRICE


To calculate net asset value per share, or NAV, the fund uses the following equation:



        TOTAL          TOTAL                  TOTAL NUMBER OF
               -                       /                        =    NAV
  (                               )
       ASSETS       LIABILITIES             SHARES OUTSTANDING

The price at which you buy and sell shares for the fund is the NAV.


WE TYPICALLY VALUE SECURITIES USING INFORMATION FURNISHED BY AN INDEPENDENT PRICING SERVICE OR MARKET QUOTATIONS, WHERE APPROPRIATE. However, we may use methods approved by the Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of a portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, a portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value



                                       12
PROSPECTUS May 1, 2011                                   Investing in the Fund
realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be a portfolio's use of fair value pricing. This is intended to reduce a portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")

To the extent that the fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell fund shares through the contract. This is because some foreign markets are open on days and at times when the fund doesn't price the shares.



DISTRIBUTIONS


The fund intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The fund may make additional distributions if necessary.


All distributions will be reinvested in shares of a fund unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the relevant fund for federal income tax purposes.



TAXES


The fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to meet all requirements necessary to avoid paying any federal income or excise taxes.


Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1-2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.


In order for investors to receive the favorable federal income tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If a fund or separate account does not meet such requirements or if a fund were to fail to qualify as a regulated investment company for any taxable year and could not or did not cure such failure, income allocable to the contracts associated with the separate account may be taxable currently for federal income tax purposes to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.


Under Treasury regulations, insurance companies holding the separate accounts may have to report to the IRS losses above a certain amount resulting from a sale or disposition of a fund's shares.


The discussion above is generally based on the assumption that shares of a fund will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the IRS finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous federal income tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available. In that situation, the person or persons determined to own the fund shares will be currently taxed on fund distributions, and on the proceeds of any redemption of fund shares, under the Code.


Fund investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.


Certain of the fund's investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligation. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.


The preceding is a brief summary of certain of the relevant federal income tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible federal, foreign, state or local taxes.


                                       13
PROSPECTUS May 1, 2011                                   Investing in the Fund

FINANCIAL HIGHLIGHTS

The financial highlights are designed to help you understand recent financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the fund's annual report (see "Shareholder reports" on the back cover). This information doesn't reflect charges and fees associated with the separate account that invests in the fund or any variable life insurance poliscy or variable annuity contract for which the fund is an investment option. These charges and fees will reduce returns.


DWS GLOBAL SMALL CAP GROWTH VIP - CLASS A




YEARS ENDED DECEMBER 31,                               2010             2009
------------------------------------------------ ---------------- ----------------
SELECTED PER SHARE DATA
-----------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $   11.32        $    7.79
------------------------------------------------    ---------        ---------
Income (loss) from investment operations:
  Net investment income (loss)(a)                         .05              .04
------------------------------------------------    ---------        ---------
  Net realized and unrealized gain (loss)                2.96             3.64
------------------------------------------------    ---------        ---------
  TOTAL FROM INVESTMENT OPERATIONS                       3.01             3.68
------------------------------------------------    ---------        ---------
Less distributions from:
  Net investment income                                (  .05)          (  .15)
------------------------------------------------    ---------        ---------
  Net realized gains                                        -                -
------------------------------------------------    ---------        ---------
  TOTAL DISTRIBUTIONS                                  (  .05)          (  .15)
------------------------------------------------    ---------        ---------
NET ASSET VALUE, END OF PERIOD                      $   14.28        $   11.32
------------------------------------------------    ---------        ---------
Total Return (%)                                        26.64 (b)        48.20 (b)
------------------------------------------------    ---------        ---------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------
Net assets, end of period ($ millions)                    158              139
------------------------------------------------    ---------        ---------
Ratio of expenses before expense reductions (%)          1.12             1.11
------------------------------------------------    ---------        ---------
Ratio of expenses after expense reductions (%)           1.04              .99
------------------------------------------------    ---------        ---------
Ratio of net investment income (loss) (%)                 .42              .47
------------------------------------------------    ---------        ---------
Portfolio turnover rate (%)                                39               53
------------------------------------------------    ---------        ---------



YEARS ENDED DECEMBER 31,                               2008             2007             2006
------------------------------------------------ ---------------- ---------------- ----------------
SELECTED PER SHARE DATA
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $    18.28        $   18.15        $   15.00
-------------------------------------------------  ----------        ---------        ---------
Income (loss) from investment operations:
  Net investment income (loss)(a)                         .20 (d)          .08 (d)          .03 (c)
-------------------------------------------------  ----------        ---------        ---------
  Net realized and unrealized gain (loss)              ( 8.18)            1.61             3.28
-------------------------------------------------  ----------        ---------        ---------
  TOTAL FROM INVESTMENT OPERATIONS                     ( 7.98)            1.69             3.31
-------------------------------------------------  ----------        ---------        ---------
Less distributions from:
  Net investment income                                (  .04)          (  .23)          (  .16)
-------------------------------------------------  ----------        ---------        ---------
  Net realized gains                                   ( 2.47)          ( 1.33)               -
-------------------------------------------------  ----------        ---------        ---------
  TOTAL DISTRIBUTIONS                                  ( 2.51)          ( 1.56)          (  .16)
-------------------------------------------------  ----------        ---------        ---------
NET ASSET VALUE, END OF PERIOD                     $     7.79        $   18.28        $   18.15
-------------------------------------------------  ----------        ---------        ---------
Total Return (%)                                       (49.96)(b)         9.33 (b)        22.08 (c)
-------------------------------------------------  ----------        ---------        ---------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                    117              310              331
-------------------------------------------------  ----------        ---------        ---------
Ratio of expenses before expense reductions (%)          1.11             1.14             1.12
-------------------------------------------------  ----------        ---------        ---------
Ratio of expenses after expense reductions (%)            .99             1.12             1.12
-------------------------------------------------  ----------        ---------        ---------
Ratio of net investment income (loss) (%)                1.53 (d)          .45 (d)          .16 (c)
-------------------------------------------------  ----------        ---------        ---------
Portfolio turnover rate (%)                                21               19               28
-------------------------------------------------  ----------        ---------        ---------

(a)        Based on average shares outstanding during the period.
(b) Total return would have been lower had certain expenses not been reduced.
(c) Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.002 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.01% lower.
(d) Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.05 and $0.02 per share and 0.37% and 0.09% of average daily net assets for the years ended December 31, 2008 and 2007, respectively.


                                       14
PROSPECTUS May 1, 2011                                    Financial Highlights

APPENDIX

HYPOTHETICAL EXPENSE SUMMARY

Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the fund may be higher or lower than 5% and, for money market funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.


The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objectives, risks, expenses and charges of the fund prior to investing.


DWS GLOBAL SMALL CAP GROWTH VIP - CLASS A



            MAXIMUM            INITIAL HYPOTHETICAL                  ASSUMED RATE
         SALES CHARGE:             INVESTMENT:                        OF RETURN:
             0.00%                   $10,000                              5%
        ---------------  --------------------------------  --------------------------------
           CUMULATIVE                        CUMULATIVE       HYPOTHETICAL
         RETURN BEFORE                      RETURN AFTER    YEAR-END BALANCE      ANNUAL
            FEES AND        ANNUAL FUND       FEES AND       AFTER FEES AND      FEES AND
YEAR        EXPENSES      EXPENSE RATIOS      EXPENSES          EXPENSES         EXPENSES
------  ---------------  ----------------  --------------  ------------------  ------------
   1          5.00%             1.12%            3.88%        $ 10,388.00      $   114.17
 ---         -----              ----            -----         -----------      ----------
   2         10.25%             1.12%            7.91%        $ 10,791.05      $   118.60
 ---         -----              ----            -----         -----------      ----------
   3         15.76%             1.12%           12.10%        $ 11,209.75      $   123.20
 ---         -----              ----            -----         -----------      ----------
   4         21.55%             1.12%           16.45%        $ 11,644.69      $   127.98
 ---         -----              ----            -----         -----------      ----------
   5         27.63%             1.12%           20.96%        $ 12,096.50      $   132.95
 ---         -----              ----            -----         -----------      ----------
   6         34.01%             1.12%           25.66%        $ 12,565.84      $   138.11
 ---         -----              ----            -----         -----------      ----------
   7         40.71%             1.12%           30.63%        $ 13,053.40      $   143.47
 ---         -----              ----            -----         -----------      ----------
   8         47.75%             1.12%           35.60%        $ 13,559.87      $   149.03
 ---         -----              ----            -----         -----------      ----------
   9         55.13%             1.12%           40.86%        $ 14,085.99      $   154.82
 ---         -----              ----            -----         -----------      ----------
 10          62.89%             1.12%           46.33%        $ 14,632.53      $   160.82
 ---         -----              ----            -----         -----------      ----------
TOTAL                                                                          $ 1,363.15
---                                                                            ----------

ADDITIONAL INDEX INFORMATION


THE S&P DEVELOPED SMALLCAP INDEX (formerly the S&P/Citigroup Extended Market Index - World) is an unmanaged index of small-capitalization stocks within 26 countries around the globe.


                                       15
PROSPECTUS May 1, 2011                                                Appendix

TO GET MORE INFORMATION

SHAREHOLDER REPORTS. Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected fund performance during its last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION (SAI). This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).


For a free copy of any of these documents or to request other information about the fund, contact DWS Investments at the phone number or address listed below. SAIs and shareholder reports are also available through the DWS Investments Web site at www.dws-investments.com. These documents and other information about the fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a duplicating fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below.


You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (202) 551-8090.


CONTACT INFORMATION

DWS INVESTMENTS   222 South Riverside Plaza
                  Chicago, IL 60606-5808
                  www.dws-investments.com
                  (800) 728-3337
SEC               Public Reference Section
                  Washington, D.C. 20549-1520
                  WWW.SEC.GOV
DISTRIBUTOR       DWS Investments Distributors, Inc.
                  222 South Riverside Plaza
                  Chicago, IL 60606-5808
                  (800) 621-1148
SEC FILE NUMBER   DWS Variable Series I
                  811-04257


                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group





(05/01/11) 1A-GSCG

[GRAPHIC APPEARS HERE]



PROSPECTUS

MAY 1, 2011



DWS VARIABLE SERIES I
CLASS A

...............................................................................

DWS Growth & Income VIP


...............................................................................


This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insur ance policies and variable annuity contracts.

The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.


                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

TABLE OF CONTENTS




DWS GROWTH & INCOME VIP
Investment Objective............................  1
Fees and Expenses of the Fund...................  1
Principal Investment Strategy...................  1
Main Risks......................................  2
Past Performance................................  3
Management......................................  3
Purchase and Sale of Fund Shares................  3
Tax Information.................................  3
Payments to Financial Intermediaries............  3
FUND DETAILS
Additional Information About Fund Strategies and
Risks...........................................  4
DWS Growth & Income VIP.........................  4
Other Policies and Risks........................  6
Who Manages and Oversees the Fund...............  6
Management......................................  7


INVESTING IN THE FUND
Your Investment in the Fund.....................  8
Policies about transactions.....................  8
Buying and Selling Shares.......................  8
How the Fund Calculates Share Price............. 11
Distributions................................... 12
Taxes........................................... 12
FINANCIAL HIGHLIGHTS............................ 13
APPENDIX........................................ 14
Hypothetical Expense Summary.................... 14
Additional Index Information.................... 14


-------------------------------------------------------------------------------
YOUR INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY, ENTITY OR PERSON.
-------------------------------------------------------------------------------

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group




DWS GROWTH & INCOME VIP



INVESTMENT OBJECTIVE

The fund seeks long-term growth of capital, current income and growth of income.



FEES AND EXPENSES OF THE FUND


This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.


SHAREHOLDER FEES

(paid directly from your investment)   None
-------------------------------------- -----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)


                                               A
                                      ----------
Management fee                            0.39
-------------------------------------     ----
Distribution/service
(12b-1) fees                             None
-------------------------------------    -----
Other expenses                            0.24
-------------------------------------    -----
TOTAL ANNUAL FUND OPERATING EXPENSES      0.63
-------------------------------------    -----

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a variable contract for which the fund is an investment option. If they were included, your costs would be higher.


Although your actual costs may be higher or lower, based on these assumptions your costs would be:



1 YEAR      3 YEARS    5 YEARS   10 YEARS
--------  ---------  ---------  ---------
$64       $202       $351       $786
---       ----       ----       ----



PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs are not reflected in annual fund operating expenses or in the expense example, but can affect the fund's performance.


Portfolio turnover rate for fiscal year 2010: 145%.



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. The fund invests at least 65% of total assets in equities, mainly common stocks. Although the fund can invest in companies of any size and from any country, it invests primarily in large US companies. Portfolio management typically considers large companies to be those companies similar in size to companies included in the Russell 1000 (Reg. TM) Index. As of March 31, 2011, the index had a median market capitalization of $5.86 billion. Portfolio management may favor securities from different industries and companies at different times. At times, the fund's assets may be invested in securities in relatively few industries or sectors.


MANAGEMENT PROCESS. Portfolio management uses both quantitative and fundamental analysis to evaluate each company's stock price relative to the company's earnings, operating trends, market outlook and other measures of performance potential.


Portfolio management will normally sell a stock when it believes the fundamental factors have changed, other investments offer better opportunities or in the course of adjusting the fund's emphasis on or within a given industry.



                                       1
PROSPECTUS May 1, 2011                                 DWS Growth & Income VIP

DERIVATIVES. Portfolio management generally may use futures contracts, which are a type of derivative (a contract whose value is based on, for example, indices, currencies or securities), as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.



The fund may also use various types of derivatives (i) for hedging purposes;
(ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.


SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.


ACTIVE TRADING. The fund may trade actively. This could raise transaction costs (thus lowering returns).



MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.


STOCK MARKET RISK. The fund is affected by how the stock market performs. When stock prices fall, you should expect the value of your investment to fall as well.


FOCUS RISK. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors will have a significant impact on the fund's performance. For example, consumer goods companies could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


FOREIGN INVESTMENT RISK. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.


MEDIUM-SIZED COMPANY RISK. Medium-sized company stocks tend to be more volatile than large company stocks. Medium-sized companies are less widely followed by stock analysts and less information about them is available to investors. Industry-wide reversals may have a greater impact on medium-sized companies, since they lack the financial resources of larger companies. Medium-sized company stocks are typically less liquid than large company stocks.


SMALL COMPANY RISK. Small company stocks tend to be more volatile than medium-sized or large company stocks. Small companies are less widely followed by stock analysts and less information about them is available to investors. Industry-wide reversals may have a greater impact on small companies, since they may lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment



                                       2
PROSPECTUS May 1, 2011                                 DWS Growth & Income VIP
could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.


PAST PERFORMANCE


How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus. This information doesn't reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will reduce returns.


CALENDAR YEAR TOTAL RETURNS (%) (Class A)



[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]





  2001        2002        2003       2004       2005      2006        2007      2008       2009     2010
  -11.30       -23.13     26.74      10.16      6.07      13.63      1.36       -38.31     34.15    14.40




Best Quarter: 18.25%, Q3 2009        Worst Quarter: -21.95%, Q4 2008
Year-to-Date as of 3/31/2011: 7.94%

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2010 expressed as a %)


                                       CLASS           1          5         10
                                   INCEPTION        YEAR      YEARS      YEARS
                                 -----------  ----------  ---------  ---------
CLASS A                           5/2/1994        14.40       1.74       0.97
-------------------------------   --------        -----       ----       ----
RUSSELL 1000( (Reg. TM)) INDEX
(reflects no deduction for
fees, expenses or taxes)                          16.10       2.59       1.83
-------------------------------  --------         -----       ----       ----

MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.


SUBADVISOR

QS Investors, LLC (QS Investors)


PORTFOLIO MANAGER(S)

ROBERT WANG, HEAD OF PORTFOLIO MANAGEMENT AND TRADING, QS INVESTORS. Began managing the fund in 2007.


RUSSELL SHTERN, HEAD OF EQUITY PORTFOLIO MANAGEMENT AND TRADING, QS INVESTORS. Began managing the fund in 2010.


PURCHASE AND SALE OF FUND SHARES


THE FUND IS INTENDED FOR USE IN A VARIABLE INSURANCE PRODUCT. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.



TAX INFORMATION


The fund normally distributes its net investment income and realized capital gains, if any, to its shareholders, the separate accounts of participating insurance companies. These distributions may not be taxable to the holders of variable annuity contracts and variable life insurance policies. For information concerning federal income tax consequences for the holders of such contracts or policies, holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.



PAYMENTS TO FINANCIAL INTERMEDIARIES


If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund and its related companies may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's web site for more information.


                                       3
PROSPECTUS May 1, 2011                                 DWS Growth & Income VIP

FUND DETAILS

ADDITIONAL INFORMATION ABOUT FUND STRATEGIES AND RISKS

--------------------------------------------------------------------------------
 DWS Growth & Income VIP



INVESTMENT OBJECTIVE


The fund seeks long-term growth of capital, current income and growth of income.



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. The fund invests at least 65% of total assets in equities, mainly common stocks. Although the fund can invest in companies of any size and from any country, it invests primarily in large US companies. Portfolio management typically considers large companies to be those companies similar in size to companies included in the Russell 1000 (Reg. TM) Index. As of March 31, 2011, the index had a median market capitalization of $5.86 billion. Portfolio management may favor securities from different industries and companies at different times. At times, the fund's assets may be invested in securities in relatively few industries or sectors.


MANAGEMENT PROCESS. Portfolio management uses both quantitative and fundamental analysis to evaluate each company's stock price relative to the company's earnings, operating trends, market outlook and other measures of performance potential.


Portfolio management will normally sell a stock when it believes the fundamental factors have changed, other investments offer better opportunities or in the course of adjusting the fund's emphasis on or within a given industry.


DERIVATIVES. Portfolio management generally may use futures contracts, which are a type of derivative (a contract whose value is based on, for example, indices, currencies or securities), as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.



The fund may also use various types of derivatives (i) for hedging purposes;
(ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.


SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.


ACTIVE TRADING. The fund may trade actively. This could raise transaction costs (thus lowering returns).



MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.


STOCK MARKET RISK. The fund is affected by how the stock market performs. When stock prices fall, you should expect the value of your investment to fall as well.


Stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price.


FOCUS RISK. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors will have a significant impact on the fund's performance. For example, consumer goods companies could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance.



                                       4
PROSPECTUS May 1, 2011                                            Fund Details

Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

FOREIGN INVESTMENT RISK. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.


Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.


Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the fund's foreign investments.


MEDIUM-SIZED COMPANY RISK. Medium-sized company stocks tend to be more volatile than large company stocks. Medium-sized companies are less widely followed by stock analysts and less information about them is available to investors. Industry-wide reversals may have a greater impact on medium-sized companies, since they lack the financial resources of larger companies. Medium-sized company stocks are typically less liquid than large company stocks.


SMALL COMPANY RISK. Small company stocks tend to be more volatile than medium-sized or large company stocks. Small companies are less widely followed by stock analysts and less information about them is available to investors. Industry-wide reversals may have a greater impact on small companies, since they may lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.


There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price.


This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.


Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may prevent the fund from being able to realize full value and thus sell a security for its full valuation. This could cause a material decline in the fund's net asset value.



                                       5
PROSPECTUS May 1, 2011                                            Fund Details

OTHER POLICIES AND RISKS


While the previous pages describe the main points of the fund's strategy and risks, there are a few other matters to know about:

o Although major changes tend to be infrequent, the fund's Board could change the fund's investment objective without seeking shareholder approval.

o When in the Advisor's opinion it is advisable to adopt a temporary defensive position because of unusual and adverse or other market conditions, up to 100% of the fund's assets may be held in cash or invested in money market securities or other short-term investments. Short-term investments consist of (1) foreign and domestic obligations of sovereign governments and their agencies and instrumentalities, authorities and political subdivisions; (2) other short-term rated debt securities or, if unrated, determined to be of comparable quality in the opinion of the Advisor; (3) commercial paper; (4) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (5) repurchase agreements.
   Short-term investments may also include shares of money market mutual funds. To the extent the fund invests in such instruments, the fund will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in volatile market conditions.

o Portfolio management measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, its own judgment. All securities must meet the credit quality standards applied by portfolio management at the time they are purchased. If a security's credit quality changes, portfolio management will decide what to do with the security, based on its assessment of what would most benefit the fund.

o Certain DWS funds-of-funds are permitted to invest in other DWS funds. As a result, the fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the fund's performance if the fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the fund's transaction costs.


FOR MORE INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in the fund.


If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).


Keep in mind that there is no assurance that the fund will achieve its investment objective.


A complete list of the fund's portfolio holdings as of the month-end is posted on www.dws-investments.com on or after the last day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. The posted portfolio holdings information is available by fund and generally remains accessible at least until the date on which the fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. In addition, the fund's top ten equity holdings and other fund information is posted on www.dws-investments.com as of the calendar quarter-end on or after the 10th calendar day following quarter-end. The fund's Statement of Additional Information includes a description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings.



WHO MANAGES AND OVERSEES THE FUND


THE INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for the fund. Under the oversight of the Board, the Advisor makes investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance. The Advisor and its predecessors have more than 80 years of experience managing mutual funds and provide a full range of global investment advisory services to institutional and retail clients.


DWS Investments is part of the Asset Management division of Deutsche Bank AG and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, DIMA and DWS Trust Company. DWS Investments is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.


The Advisor may utilize the resources of its global investment platform to provide investment management services through branch offices located outside the US. In some cases, the Advisor may also utilize its branch offices or affiliates located in the US or outside the US to perform certain services such as trade execution, trade matching and settlement, or various administrative, back-office or other services. To the extent services are performed



                                       6
PROSPECTUS May 1, 2011                                            Fund Details
outside the US, such activity may be subject to both US and foreign regulation. It is possible that the jurisdiction in which the Advisor or its affiliate performs such services may impose restrictions or limitations on portfolio transactions that are different from, and in addition to, those that apply in the US.

MANAGEMENT FEE. The Advisor receives a management fee from the fund. Below is the management rate paid by the fund for the most recent fiscal year, as a percentage of the fund's average daily net assets:




FUND NAME                     FEE PAID
------------------------  ------------
DWS Growth & Income VIP        0.36%*
-------------------------      ----

* Reflecting the effect of expense limitations and/or fee waivers then in effect.

A discussion regarding the basis for the Board renewal of the fund's investment management agreement is contained in the shareholder report for the annual period ended December 31 (see "Shareholder reports" on the back cover).


Under a separate administrative services agreement between the fund and the Advisor, the fund pays the Advisor a fee of 0.10% for providing most of the fund's administrative services. The administrative services fee discussed above is included in the fees and expenses table under "Other expenses."


SUBADVISOR

The subadvisor for the fund is QS Investors, LLC located at 880 Third Avenue, New York, NY 10022. Founded in 2010, QS Investors manages and advises assets on behalf of institutional clients and retail funds, providing global expertise in research, portfolio management and quantitative analysis. Under the oversight of DIMA and the Board, QS Investors makes the investment decisions and buys and sells securities for the fund. DIMA pays a fee to QS Investors pursuant to an investment subadvisory agreement between DIMA and QS Investors.


MULTI-MANAGER STRUCTURE. The Advisor, subject to the approval of the Board, has ultimate responsibility to recommend the hiring, termination and replacement of subadvisors. The fund and the Advisor have received an order from the SEC that allows the fund and the Advisor to utilize a multi-manager structure in managing the fund's assets. Pursuant to the SEC order, the Advisor, with the approval of the fund's Board, is permitted to select subadvisors that are not affiliates of the Advisor ("non-affiliated subadvisors") to manage all or a portion of the fund's assets without obtaining shareholder approval. The Advisor also has the discretion to terminate any subadvisor and allocate and reallocate the fund's assets among any non-affiliated subadvisors. The SEC order also permits the Advisor, subject to the approval of the Board, to materially amend an existing subadvisory agreement with a non-affiliated subadvisor without shareholder approval. The fund and the Advisor are subject to the conditions imposed by the SEC order, including the condition that within 90 days of hiring of a new non-affiliated subadvisor, the fund will provide shareholders with an information statement containing information about the new non-affiliated subadvisor.


The fund and the Advisor have also filed an exemptive application with the SEC requesting an order that would extend the relief granted with respect to non-affiliated subadvisors to certain subadvisors that are affiliates of the Advisor ("affiliated subadvisors"). If such relief is granted by the SEC, the Advisor, with the approval of the fund's Board, would be able to hire non-affiliated and/or affiliated subadvisors to manage all or a portion of the fund's assets without obtaining shareholder approval. The Advisor would also have the discretion to terminate any subadvisor and allocate and reallocate the fund's assets among any other subadvisors (including terminating a non-affiliated subadvisor and replacing them with an affiliated subadvisor). The Advisor, subject to the approval of the Board, would also be able to materially amend an existing subadvisory agreement with any such subadvisor without shareholder approval. There can be no assurance that such relief will be granted by the SEC. The fund and the Advisor will be subject to any new conditions imposed by the SEC.



MANAGEMENT


DWS GROWTH & INCOME VIP

ROBERT WANG, HEAD OF PORTFOLIO MANAGEMENT AND TRADING, QS INVESTORS. Began managing the fund in 2007.

o Joined QS Investors in 2010 after 28 years of experience of trading fixed income, foreign exchange and derivative products at Deutsche Asset Management and J.P. Morgan.

o  BS, The Wharton School, University of Pennsylvania.

RUSSELL SHTERN, HEAD OF EQUITY PORTFOLIO MANAGEMENT AND TRADING, QS INVESTORS. Began managing the fund in 2010.

o Joined QS Investors in 2010 after 11 years of experience as a portfolio manager and trader's assistant with Deutsche Asset Management.

o  BBA, Pace University.

The fund's Statement of Additional Information provides additional information about a portfolio manager's investments in the fund, a description of the portfolio management compensation structure and information regarding other accounts managed.


                                       7
PROSPECTUS May 1, 2011                                            Fund Details

INVESTING IN THE FUND

YOUR INVESTMENT IN THE FUND

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The fund assumes no responsibility for such prospectuses.



POLICIES ABOUT TRANSACTIONS


The information in this prospectus applies to Class A shares of the fund. The fund may offer two classes of shares. Class A shares are offered at net asset value and are not subject to 12b-1 fees.


Technically, the shareholders of DWS Variable Series I has (which include the fund just described) are the participating insurance companies (the "insurance companies") that offer the fund as choices for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies may pass through voting rights to the contract owners. The fund does not sell shares directly to the public. The fund sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the fund by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract. Depending on context in the prospectus, the terms "you" and "yours" refer to either a contract owner or to the insurance company that issues the contract. References to "buying," "purchasing" or "holding" fund shares refer only to the insurance company, not the contract owner.


Please bear in mind that there are important differences between DWS retail funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the fund, are not sold to insurance company separate accounts to fund investments in variable insurance contracts. In addition, the investment objective, policies and strategies of the fund, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than the fund and have different expense ratios than the fund. As a result, the performance of the fund and a Retail Fund will differ.


Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the fund, orderly portfolio management could be disrupted to the potential detriment of shareholders of the fund.


The fund has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. This means that when an insurance company opens an account, the fund will ask for its name, address and other information that will allow the fund to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.


For certain insurance companies, the fund might request additional information (for instance, the fund would ask for documents such as the insurance company's articles of incorporation) to help the fund verify the insurance company's identity.


The fund will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.


The fund may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.



BUYING AND SELLING SHARES


The FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. The fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).



                                       8
PROSPECTUS May 1, 2011                                   Investing in the Fund

The fund continuously sells shares to each insurance company separate account, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed by the insurance company. The insurance company offers contract owners units in its separate accounts which correspond to shares in a fund. Each insurance company submits purchase and redemption orders to a fund based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed by the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.



IMPORTANT INFORMATION ABOUT BUYING AND SELLING SHARES

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the fund is open for business.

o Unless otherwise instructed, the fund normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  The fund does not issue share certificates.

o  The fund reserves the right to reject purchases of shares for any reason.

o The fund reserves the right to withdraw or suspend the offering of shares at any time.

o The fund reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a fund from disposing of its portfolio securities or pricing its shares.

o The fund may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the fund, they are deemed to be in the fund's best interests or when the fund is requested or compelled to do so by governmental authority or by applicable law.


o The fund may close and liquidate an account if a fund is unable to verify provided information, or for other reasons; if a fund decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the fund shares and may incur tax liability.

o The fund may pay for shares sold by "redeeming in kind," that is, by distributing to you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less.

o A purchase order from an insurance company separate account may not be accepted if the sale of fund shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the fund.

MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of fund shares may present risks to the fund's long-term shareholders (as used herein, the term "shareholders" may refer to the contract owners), including potential dilution in the value of fund shares, interference with the efficient management of a fund (including losses on the sale of investments), realized gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if the fund invests in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in fund valuation that arise from the nature of the securities held by the fund (e.g., "time zone arbitrage"). The fund has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.


Pursuant to these policies, the fund reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, the fund may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to the fund. The fund, through its Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same fund's shares. The fund may take other trading activity into



                                       9
PROSPECTUS May 1, 2011                                   Investing in the Fund
account if the fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.


Shareholders are limited to four roundtrip transactions in the same fund over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same fund within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that fund. The fund has sole discretion whether to remove a block from a shareholder's account (e.g., such as when the Advisor has determined that the transactions were not abusive or harmful to the fund). The rights of a shareholder to redeem shares of the fund are not affected by the four roundtrip transaction limitation.


The Advisor may make exceptions to the roundtrip transaction policy for certain types of transactions if in its opinion the transactions do not represent short-term or excessive trading or are not abusive or harmful to the fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the fund or administrator and transactions by certain qualified fund-of-fund(s).


In certain circumstances, the fund may rely upon the policy of the insurance company or other financial intermediary to deter short-term or excessive trading if the Advisor believes that the policy of such insurance company or other financial intermediary is reasonably designed to detect and deter transactions that are not in the best interests of the fund. An insurance company's or other financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the fund's policies, may permit certain transactions not permitted by the fund's policies, or prohibit transactions not subject to the fund's policies.


The Advisor may also accept undertakings from an insurance company or other financial intermediary to enforce short-term or excessive trading policies on behalf of the fund that provide a substantially similar level of protection for the fund against such transactions. For example, certain insurance companies may have contractual or legal restrictions, or operational constraints, that prevent them from blocking an account. In such instances, the Advisor may permit the insurance company to use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.


In addition, to the extent that the fund invests some portion of its assets in foreign securities, the fund has adopted certain fair valuation practices intended to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in fund valuation that arise from the nature of the securities held by the fund. (See "How the fund Calculates Share Price.")


There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying contract holders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. The Advisor reviews trading activity at the separate account level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the separate account level, the Advisor will contact the insurance company or other financial intermediary to request underlying contract holder activity. Depending on the amount of fund shares held in such separate account (which may represent most of the fund's shares), short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund. If short-term or excessive trading is identified, the Advisor will take appropriate action.


The fund's market timing policies and procedures may be modified or terminated at any time.



HOW TO RECEIVE ACCOUNT INFORMATION

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.


Please see the contract prospectus that accompanies this prospectus for the customer service phone number.



HOW TO SELECT SHARES

Shares in the fund are available in connection with certain variable annuity and life insurance arrangements. Each insurance company has different provisions about how and when their contract owners may select fund shares. Each insurance company is responsible for communicating its contract owners' instructions to the fund. Contract owners should contact their insurance company to effect transactions in connection with the fund.



FINANCIAL INTERMEDIARY SUPPORT PAYMENTS


The Advisor, DWS Investments Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the fund, any record keeping/sub-transfer agency/networking fees payable by the fund (generally through the Distributor or an affiliate) and/or the Distributor



                                       10
PROSPECTUS May 1, 2011                                   Investing in the Fund
to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the fund with "shelf space" or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.


The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares or the retention and/or servicing of investors and DWS fund shares to financial advisors in amounts that generally range from 0.01% up to 0.26% of assets of the fund serviced and maintained by the financial advisor, 0.05% to 0.25% of sales of the fund attributable to the financial advisor, a flat fee of $4,000 up to $125,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of the fund or of any particular share class of the fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of the fund. Additional information regarding these revenue sharing payments is included in the fund's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).


The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. or ExpertPlan Inc. on the DWS Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.


It is likely that broker-dealers that execute portfolio transactions for the fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.



HOW THE FUND CALCULATES SHARE PRICE


To calculate net asset value per share, or NAV, the fund uses the following equation:



        TOTAL          TOTAL                  TOTAL NUMBER OF
               -                       /                        =    NAV
  (                               )
       ASSETS       LIABILITIES             SHARES OUTSTANDING

The price at which you buy and sell shares for the fund is the NAV.


WE TYPICALLY VALUE SECURITIES USING INFORMATION FURNISHED BY AN INDEPENDENT PRICING SERVICE OR MARKET QUOTATIONS, WHERE APPROPRIATE. However, we may use methods approved by the Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of a portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, a portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value



                                       11
PROSPECTUS May 1, 2011                                   Investing in the Fund
realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be a portfolio's use of fair value pricing. This is intended to reduce a portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")

To the extent that the fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell fund shares through the contract. This is because some foreign markets are open on days and at times when the fund doesn't price the shares.



DISTRIBUTIONS


The fund intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The fund may make additional distributions if necessary.


All distributions will be reinvested in shares of a fund unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the relevant fund for federal income tax purposes.



TAXES


The fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to meet all requirements necessary to avoid paying any federal income or excise taxes.


Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1-2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.


In order for investors to receive the favorable federal income tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If a fund or separate account does not meet such requirements or if a fund were to fail to qualify as a regulated investment company for any taxable year and could not or did not cure such failure, income allocable to the contracts associated with the separate account may be taxable currently for federal income tax purposes to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.


Under Treasury regulations, insurance companies holding the separate accounts may have to report to the IRS losses above a certain amount resulting from a sale or disposition of a fund's shares.


The discussion above is generally based on the assumption that shares of a fund will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the IRS finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous federal income tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available. In that situation, the person or persons determined to own the fund shares will be currently taxed on fund distributions, and on the proceeds of any redemption of fund shares, under the Code.


Fund investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.


Certain of the fund's investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligation. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.


The preceding is a brief summary of certain of the relevant federal income tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible federal, foreign, state or local taxes.


                                       12
PROSPECTUS May 1, 2011                                   Investing in the Fund

FINANCIAL HIGHLIGHTS

The financial highlights are designed to help you understand recent financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the fund's annual report (see "Shareholder reports" on the back cover). This information doesn't reflect charges and fees associated with the separate account that invests in the fund or any variable life insurance poliscy or variable annuity contract for which the fund is an investment option. These charges and fees will reduce returns.


DWS GROWTH & INCOME VIP - CLASS A



YEARS ENDED DECEMBER 31,                             2010        2009         2008         2007           2006
------------------------------------------------  ----------  ----------  -----------  -----------  ---------------
SELECTED PER SHARE DATA
--------------------------------------------------------------------------------------------------            -
NET ASSET VALUE, BEGINNING OF PERIOD               $  6.71     $  5.12     $  10.81     $  10.94       $   9.72
------------------------------------------------   -------     -------     --------     --------       --------
Income (loss) from investment operations:
  Net investment income (loss)(a)                      .09         .10          .10          .13            .13 (c)
------------------------------------------------   -------     -------     --------     --------       --------
  Net realized and unrealized gain (loss)              .87        1.61       ( 3.45)         .02           1.19
------------------------------------------------   -------     -------     --------     --------       --------
  TOTAL FROM INVESTMENT OPERATIONS                     .96        1.71       ( 3.35)         .15           1.32
------------------------------------------------   -------     -------     --------     --------       --------
Less distributions from:
  Net investment income                              ( .11)      ( .12)      (  .18)      (  .13)        (  .10)
------------------------------------------------   -------     -------     --------     --------       --------
  Net realized gains                                     -           -       ( 2.16)      (  .15)             -
------------------------------------------------   -------     -------     --------     --------       --------
  TOTAL DISTRIBUTIONS                                ( .11)      ( .12)      ( 2.34)      (  .28)        (  .10)
------------------------------------------------   -------     -------     --------     --------       --------
NET ASSET VALUE, END OF PERIOD                     $  7.56     $  6.71     $   5.12     $  10.81       $  10.94
------------------------------------------------   -------     -------     --------     --------       --------
Total Return (%)(b)                                  14.40       34.15       (38.31)        1.36          13.63 (c)
------------------------------------------------   -------     -------     --------     --------       --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                  98         101           94          196            280
------------------------------------------------   -------     -------     --------     --------       --------
Ratio of expenses before expense reductions (%)        .63         .63          .60          .57            .56
-------------------------------------------------  -------     -------     --------     --------       --------
Ratio of expenses after expense reductions (%)         .60         .54          .54          .56            .54
-------------------------------------------------  -------     -------     --------     --------       --------
Ratio of net investment income (loss) (%)             1.32        1.74         1.34         1.18           1.24 (c)
-------------------------------------------------  -------     -------     --------     --------       --------
Portfolio turnover rate (%)                            145          82          130          310            105
-------------------------------------------------  -------     -------     --------     --------       --------

(a)        Based on average shares outstanding during the period.
(b) Total return would have been lower had certain expenses not been reduced.
(c) Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.007 per share and an increase in the ratio of net investment income of 0.07%. Excluding this non-recurring income, total return would have been 0.06% lower.


                                       13
PROSPECTUS May 1, 2011                                    Financial Highlights

APPENDIX

HYPOTHETICAL EXPENSE SUMMARY

Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the fund may be higher or lower than 5% and, for money market funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.


The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objectives, risks, expenses and charges of the fund prior to investing.


DWS GROWTH & INCOME VIP - CLASS A



            MAXIMUM            INITIAL HYPOTHETICAL                 ASSUMED RATE
         SALES CHARGE:             INVESTMENT:                       OF RETURN:
             0.00%                   $10,000                             5%
        ---------------  --------------------------------  -------------------------------
           CUMULATIVE                        CUMULATIVE       HYPOTHETICAL
         RETURN BEFORE                      RETURN AFTER    YEAR-END BALANCE      ANNUAL
            FEES AND        ANNUAL FUND       FEES AND       AFTER FEES AND      FEES AND
YEAR        EXPENSES      EXPENSE RATIOS      EXPENSES          EXPENSES         EXPENSES
------  ---------------  ----------------  --------------  ------------------  -----------
   1          5.00%             0.63%            4.37%        $ 10,437.00       $  64.38
 ---         -----              ----            -----         -----------       --------
   2         10.25%             0.63%            8.93%        $ 10,893.10       $  67.19
 ---         -----              ----            -----         -----------       --------
   3         15.76%             0.63%           13.69%        $ 11,369.13       $  70.13
 ---         -----              ----            -----         -----------       --------
   4         21.55%             0.63%           18.66%        $ 11,865.96       $  73.19
 ---         -----              ----            -----         -----------       --------
   5         27.63%             0.63%           23.84%        $ 12,384.50       $  76.39
 ---         -----              ----            -----         -----------       --------
   6         34.01%             0.63%           29.26%        $ 12,925.70       $  79.73
 ---         -----              ----            -----         -----------       --------
   7         40.71%             0.63%           34.91%        $ 13,490.55       $  83.21
 ---         -----              ----            -----         -----------       --------
   8         47.75%             0.63%           40.80%        $ 14,080.09       $  86.85
 ---         -----              ----            -----         -----------       --------
   9         55.13%             0.63%           46.95%        $ 14,695.39       $  90.64
 ---         -----              ----            -----         -----------       --------
 10          62.89%             0.63%           53.38%        $ 15,337.58       $  94.60
 ---         -----              ----            -----         -----------       --------
TOTAL                                                                           $ 786.31
---                                                                             --------

ADDITIONAL INDEX INFORMATION


RUSSELL 1000 (Reg. TM) INDEX is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.


                                       14
PROSPECTUS May 1, 2011                                                Appendix

TO GET MORE INFORMATION

SHAREHOLDER REPORTS. Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected fund performance during its last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION (SAI). This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).


For a free copy of any of these documents or to request other information about the fund, contact DWS Investments at the phone number or address listed below. SAIs and shareholder reports are also available through the DWS Investments Web site at www.dws-investments.com. These documents and other information about the fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a duplicating fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below.


You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (202) 551-8090.


CONTACT INFORMATION

DWS INVESTMENTS   222 South Riverside Plaza
                  Chicago, IL 60606-5808
                  www.dws-investments.com
                  (800) 728-3337
SEC               Public Reference Section
                  Washington, D.C. 20549-1520
                  WWW.SEC.GOV
DISTRIBUTOR       DWS Investments Distributors, Inc.
                  222 South Riverside Plaza
                  Chicago, IL 60606-5808
                  (800) 621-1148
SEC FILE NUMBER   DWS Variable Series I
                  811-04257


                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group





(05/01/11) 1A-GROINC

[GRAPHIC APPEARS HERE]



PROSPECTUS

MAY 1, 2011



DWS VARIABLE SERIES I
CLASS A

...............................................................................

DWS International VIP


...............................................................................


This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insur ance policies and variable annuity contracts.

The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.


                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

TABLE OF CONTENTS




DWS INTERNATIONAL VIP
Investment Objective............................  1
Fees and Expenses of the Fund...................  1
Principal Investment Strategy...................  1
Main Risks......................................  2
Past Performance................................  3
Management......................................  3
Purchase and Sale of Fund Shares................  3
Tax Information.................................  3
Payments to Financial Intermediaries............  3
FUND DETAILS
Additional Information About Fund Strategies and
Risks...........................................  4
DWS International VIP...........................  4
Other Policies and Risks........................  6
Who Manages and Oversees the Fund...............  6
Management......................................  7


INVESTING IN THE FUND
Your Investment in the Fund.....................  9
Policies about transactions.....................  9
Buying and Selling Shares.......................  9
How the Fund Calculates Share Price............. 12
Distributions................................... 13
Taxes........................................... 13
FINANCIAL HIGHLIGHTS............................ 14
APPENDIX........................................ 15
Hypothetical Expense Summary.................... 15
Additional Index Information.................... 15


YOUR INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY, ENTITY OR PERSON.
-------------------------------------------------------------------------------

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group




DWS INTERNATIONAL VIP



INVESTMENT OBJECTIVE

The fund seeks long-term growth of capital.



FEES AND EXPENSES OF THE FUND


This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.


SHAREHOLDER FEES

(paid directly from your investment)   None
-------------------------------------- -----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)


                                                              A
                                                     ----------
Management fee                                           0.79
----------------------------------------------------     ----
Distribution/service
(12b-1) fees                                            None
----------------------------------------------------    -----
Other expenses                                           0.20
----------------------------------------------------    -----
Acquired funds (underlying funds) fees and expenses      0.01
----------------------------------------------------    -----
TOTAL ANNUAL FUND OPERATING EXPENSES                     1.00
----------------------------------------------------    -----

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a variable contract for which the fund is an investment option. If they were included, your costs would be higher.


Although your actual costs may be higher or lower, based on these assumptions your costs would be:



1 YEAR      3 YEARS    5 YEARS   10 YEARS
--------  ---------  ---------  ---------
$102      $318       $552       $1,225
----      ----       ----       ------



PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs are not reflected in annual fund operating expenses or in the expense example, but can affect the fund's performance.


Portfolio turnover rate for fiscal year 2010: 228%.



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. Although the fund can invest in companies of any size and from any country, it invests mainly in common stocks of established companies in countries with developed economies (other than the United States). The fund's equity investments may also include preferred stocks, depositary receipts and other securities with equity characteristics, such as convertible securities and warrants.


MANAGEMENT PROCESS. Portfolio management aims to add value through stock selection. The investment team utilizes a proprietary investment process designed to identify attractive investment candidates from an extensive pool of fundamental research resources, which identify investments that may offer the potential for price appreciation. The investment process also takes into consideration various factors - including country and sector weightings, style and other risk targets relative to the benchmark - and assists portfolio management in devising allocations among particular securities. Portfolio management may buy a security when its research resources indicate the potential for future upside price appreciation or their investment process identifies an attractive investment opportunity. Conversely, portfolio management may sell a security when its research resources indicate limited future upside or their investment process identifies more attractive investment opportunities elsewhere.



                                       1
PROSPECTUS May 1, 2011                                   DWS International VIP

DERIVATIVES. Portfolio management generally may use futures contracts, which are a type of derivative (a contract whose value is based on, for example, indices, currencies or securities) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions. In addition, portfolio management generally may use forward currency contracts to hedge the fund's exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings or to facilitate transactions in foreign currency denominated securities. Portfolio management generally may use structured notes to gain exposure to local shares in foreign markets.


The fund may also use various types of derivatives (i) for hedging purposes;
(ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.


SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.


ACTIVE TRADING. The fund may trade actively. This could raise transaction costs (thus lowering returns).



MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.


FOREIGN INVESTMENT RISK. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.


EMERGING MARKETS RISK. Foreign investment risks are greater in emerging markets than in developed markets. Investments in emerging markets are often considered speculative.


STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock's issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. To the extent that the fund invests in a particular geographic region or market sector, performance will be affected by that region's general performance.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


CREDIT RISK. The fund's performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in a payment default, security downgrade or inability to meet a financial obligation.


INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund's debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.)


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to



                                       2
PROSPECTUS May 1, 2011                                   DWS International VIP
honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.


PAST PERFORMANCE


How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus. This information doesn't reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will reduce returns.


CALENDAR YEAR TOTAL RETURNS (%) (Class A)



[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]





  2001        2002        2003       2004       2005       2006        2007      2008       2009     2010
  -30.86       -18.37     27.75      16.53      16.17      25.91      14.59      48.21      33.52    1.62




Best Quarter: 23.01%, Q3 2009        Worst Quarter: -26.71%, Q3 2008
Year-to-Date as of 3/31/2011: 1.70%

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2010 expressed as a %)


                                    CLASS          1          5          10
                                INCEPTION       YEAR      YEARS       YEARS
                              -----------  ---------  ---------  ----------
CLASS A                        5/1/1987        1.62       0.27       -0.10
----------------------------   --------        ----       ----      ------
MSCI EAFE( (Reg. TM) )INDEX
(reflects no deduction for
fees or expenses)                              7.75       2.46       3.50
----------------------------  --------         ----       ----      ------

MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.


PORTFOLIO MANAGER(S)

THOMAS VOECKING, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2011.


JASON E. INZER, DIRECTOR. Portfolio Manager of the fund. Joined the fund in
2011.


PURCHASE AND SALE OF FUND SHARES


THE FUND IS INTENDED FOR USE IN A VARIABLE INSURANCE PRODUCT. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.



TAX INFORMATION


The fund normally distributes its net investment income and realized capital gains, if any, to its shareholders, the separate accounts of participating insurance companies. These distributions may not be taxable to the holders of variable annuity contracts and variable life insurance policies. For information concerning federal income tax consequences for the holders of such contracts or policies, holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.



PAYMENTS TO FINANCIAL INTERMEDIARIES


If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund and its related companies may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's web site for more information.


                                       3
PROSPECTUS May 1, 2011                                   DWS International VIP

FUND DETAILS

ADDITIONAL INFORMATION ABOUT FUND STRATEGIES AND RISKS

--------------------------------------------------------------------------------
 DWS International VIP



INVESTMENT OBJECTIVE


The fund seeks long-term growth of capital.



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. Although the fund can invest in companies of any size and from any country, it invests mainly in common stocks of established companies in countries with developed economies (other than the United States). The fund's equity investments may also include preferred stocks, depositary receipts and other securities with equity characteristics, such as convertible securities and warrants.


MANAGEMENT PROCESS. Portfolio management aims to add value through stock selection. The investment team utilizes a proprietary investment process designed to identify attractive investment candidates from an extensive pool of fundamental research resources, which identify investments that may offer the potential for price appreciation. The investment process also takes into consideration various factors - including country and sector weightings, style and other risk targets relative to the benchmark - and assists portfolio management in devising allocations among particular securities. Portfolio management may buy a security when its research resources indicate the potential for future upside price appreciation or their investment process identifies an attractive investment opportunity. Conversely, portfolio management may sell a security when its research resources indicate limited future upside or their investment process identifies more attractive investment opportunities elsewhere.


DERIVATIVES. Portfolio management generally may use futures contracts, which are a type of derivative (a contract whose value is based on, for example, indices, currencies or securities) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions. In addition, portfolio management generally may use forward currency contracts to hedge the fund's exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings or to facilitate transactions in foreign currency denominated securities. Portfolio management generally may use structured notes to gain exposure to local shares in foreign markets.


The fund may also use various types of derivatives (i) for hedging purposes;
(ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.


SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.


ACTIVE TRADING. The fund may trade actively. This could raise transaction costs (thus lowering returns).



MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.


FOREIGN INVESTMENT RISK. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.


Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than



                                       4
PROSPECTUS May 1, 2011                                            Fund Details
those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.

Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the fund's foreign investments.


EMERGING MARKETS RISK. Foreign investment risks are greater in emerging markets than in developed markets. Investments in emerging markets are often considered speculative.


Emerging market countries typically have economic and political systems that are less developed, and can be expected to be less stable than developed markets. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation.


STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock's issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. To the extent that the fund invests in a particular geographic region or market sector, performance will be affected by that region's general performance.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price.


This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.


Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may prevent the fund from being able to realize full value and thus sell a security for its full valuation. This could cause a material decline in the fund's net asset value.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.


There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


CREDIT RISK. The fund's performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in a payment default, security downgrade or inability to meet a financial obligation.


Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth highest category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade debt securities.


For securities that rely on third-party guarantors to support their credit quality, the same risks may apply if the financial condition of the guarantor deteriorates or the guarantor ceases insuring municipal bonds. Because guarantors may insure many types of bonds, including subprime mortgage bonds and other high-risk bonds, their financial condition could deteriorate as a result of events that have little or no connection to securities owned by the fund.



                                       5
PROSPECTUS May 1, 2011                                            Fund Details

INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund's debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.)


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.



OTHER POLICIES AND RISKS


While the previous pages describe the main points of the fund's strategy and risks, there are a few other matters to know about:

o Although major changes tend to be infrequent, the fund's Board could change the fund's investment objective without seeking shareholder approval.

o When in the Advisor's opinion it is advisable to adopt a temporary defensive position because of unusual and adverse or other market conditions, up to 100% of the fund's assets may be held in cash or invested in money market securities or other short-term investments. Short-term investments consist of (1) foreign and domestic obligations of sovereign governments and their agencies and instrumentalities, authorities and political subdivisions; (2) other short-term rated debt securities or, if unrated, determined to be of comparable quality in the opinion of the Advisor; (3) commercial paper; (4) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (5) repurchase agreements.
   Short-term investments may also include shares of money market mutual funds. To the extent the fund invests in such instruments, the fund will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in volatile market conditions.

o Portfolio management measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, its own judgment. All securities must meet the credit quality standards applied by portfolio management at the time they are purchased. If a security's credit quality changes, portfolio management will decide what to do with the security, based on its assessment of what would most benefit the fund.


o Certain DWS funds-of-funds are permitted to invest in other DWS funds. As a result, the fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the fund's performance if the fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the fund's transaction costs.


FOR MORE INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in the fund.


If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).


Keep in mind that there is no assurance that the fund will achieve its investment objective.


A complete list of the fund's portfolio holdings as of the month-end is posted on www.dws-investments.com on or after the last day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. The posted portfolio holdings information is available by fund and generally remains accessible at least until the date on which the fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. In addition, the fund's top ten equity holdings and other fund information is posted on www.dws-investments.com as of the calendar quarter-end on or after the 10th calendar day following quarter-end. The fund's Statement of Additional Information includes a description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings.



WHO MANAGES AND OVERSEES THE FUND


THE INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for the fund. Under the oversight of the Board, the Advisor makes investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance. The Advisor and its predecessors have more than 80 years of experience managing mutual funds and provide a full range of global investment advisory services to institutional and retail clients.



                                       6
PROSPECTUS May 1, 2011                                            Fund Details

DWS Investments is part of the Asset Management division of Deutsche Bank AG and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, DIMA and DWS Trust Company. DWS Investments is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.


The Advisor may utilize the resources of its global investment platform to provide investment management services through branch offices located outside the US. In some cases, the Advisor may also utilize its branch offices or affiliates located in the US or outside the US to perform certain services such as trade execution, trade matching and settlement, or various administrative, back-office or other services. To the extent services are performed outside the US, such activity may be subject to both US and foreign regulation. It is possible that the jurisdiction in which the Advisor or its affiliate performs such services may impose restrictions or limitations on portfolio transactions that are different from, and in addition to, those that apply in the US.


MANAGEMENT FEE. The Advisor receives a management fee from the fund. Below is the management rate paid by the fund for the most recent fiscal year, as a percentage of the fund's average daily net assets:




FUND NAME                FEE PAID
----------------------  ---------
DWS International VIP      0.79%
-----------------------    ----

A discussion regarding the basis for the Board renewal of the fund's investment management agreement is contained in the shareholder report for the annual period ended December 31 (see "Shareholder reports" on the back cover).


Under a separate administrative services agreement between the fund and the Advisor, the fund pays the Advisor a fee of 0.10% for providing most of the fund's administrative services. The administrative services fee discussed above is included in the fees and expenses table under "Other expenses."


MULTI-MANAGER STRUCTURE. The Advisor, subject to the approval of the Board, has ultimate responsibility to recommend the hiring, termination and replacement of subadvisors. The fund and the Advisor have received an order from the SEC that allows the fund and the Advisor to utilize a multi-manager structure in managing the fund's assets. Pursuant to the SEC order, the Advisor, with the approval of the fund's Board, is permitted to select subadvisors that are not affiliates of the Advisor ("non-affiliated subadvisors") to manage all or a portion of the fund's assets without obtaining shareholder approval. The Advisor also has the discretion to terminate any subadvisor and allocate and reallocate the fund's assets among any non-affiliated subadvisors. The SEC order also permits the Advisor, subject to the approval of the Board, to materially amend an existing subadvisory agreement with a non-affiliated subadvisor without shareholder approval. The fund and the Advisor are subject to the conditions imposed by the SEC order, including the condition that within 90 days of hiring of a new non-affiliated subadvisor, the fund will provide shareholders with an information statement containing information about the new non-affiliated subadvisor.


The fund and the Advisor have also filed an exemptive application with the SEC requesting an order that would extend the relief granted with respect to non-affiliated subadvisors to certain subadvisors that are affiliates of the Advisor ("affiliated subadvisors"). If such relief is granted by the SEC, the Advisor, with the approval of the fund's Board, would be able to hire non-affiliated and/or affiliated subadvisors to manage all or a portion of the fund's assets without obtaining shareholder approval. The Advisor would also have the discretion to terminate any subadvisor and allocate and reallocate the fund's assets among any other subadvisors (including terminating a non-affiliated subadvisor and replacing them with an affiliated subadvisor). The Advisor, subject to the approval of the Board, would also be able to materially amend an existing subadvisory agreement with any such subadvisor without shareholder approval. There can be no assurance that such relief will be granted by the SEC. The fund and the Advisor will be subject to any new conditions imposed by the SEC.



MANAGEMENT


DWS INTERNATIONAL VIP

THOMAS VOECKING, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2011.

o Joined Deutsche Asset Management in 1991 as a project manager in Global Technology Services before becoming responsible for the performance measurement of institutional client portfolios. Other company positions include analyst at DB Research, Head of the Strategic Asset Consulting team, and overlay portfolio manager and product specialist.

o  Portfolio Manager, Market Research Strategies: Frankfurt.

o  MS, University of Muenster.

JASON E. INZER, DIRECTOR. Portfolio Manager of the fund. Joined the fund in
2011.

o Joined Deutsche Asset Management in 1997 as technology manager for Japan equity research. In 2003, became head of research analytics for global research.

o  Portfolio Manager, Market Research Strategies: New York.

o  BA, The Ohio State University.


                                       7
PROSPECTUS May 1, 2011                                            Fund Details

The fund's Statement of Additional Information provides additional information about a portfolio manager's investments in the fund, a description of the portfolio management compensation structure and information regarding other accounts managed.


                                       8
PROSPECTUS May 1, 2011                                            Fund Details

INVESTING IN THE FUND

YOUR INVESTMENT IN THE FUND

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The fund assumes no responsibility for such prospectuses.



POLICIES ABOUT TRANSACTIONS


The information in this prospectus applies to Class A shares of the fund. The fund may offer two classes of shares. Class A shares are offered at net asset value and are not subject to 12b-1 fees.


Technically, the shareholders of DWS Variable Series I (which include the fund just described) are the participating insurance companies (the "insurance companies") that offer the fund as choices for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies may pass through voting rights to the contract owners. The fund does not sell shares directly to the public. The fund sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the fund by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract. Depending on context in the prospectus, the terms "you" and "yours" refer to either a contract owner or to the insurance company that issues the contract. References to "buying," "purchasing" or "holding" fund shares refer only to the insurance company, not the contract owner.


Please bear in mind that there are important differences between DWS retail funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the fund, are not sold to insurance company separate accounts to fund investments in variable insurance contracts. In addition, the investment objective, policies and strategies of the fund, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than the fund and have different expense ratios than the fund. As a result, the performance of the fund and a Retail Fund will differ.


Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the fund, orderly portfolio management could be disrupted to the potential detriment of shareholders of the fund.


The fund has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. This means that when an insurance company opens an account, the fund will ask for its name, address and other information that will allow the fund to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.


For certain insurance companies, the fund might request additional information (for instance, the fund would ask for documents such as the insurance company's articles of incorporation) to help the fund verify the insurance company's identity.


The fund will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.


The fund may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.



BUYING AND SELLING SHARES


The FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. The fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).



                                       9
PROSPECTUS May 1, 2011                                   Investing in the Fund

The fund continuously sells shares to each insurance company separate account, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed by the insurance company. The insurance company offers contract owners units in its separate accounts which correspond to shares in a fund. Each insurance company submits purchase and redemption orders to a fund based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed by the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.



IMPORTANT INFORMATION ABOUT BUYING AND SELLING SHARES

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the fund is open for business.

o Unless otherwise instructed, the fund normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  The fund does not issue share certificates.

o  The fund reserves the right to reject purchases of shares for any reason.

o The fund reserves the right to withdraw or suspend the offering of shares at any time.

o The fund reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a fund from disposing of its portfolio securities or pricing its shares.

o The fund may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the fund, they are deemed to be in the fund's best interests or when the fund is requested or compelled to do so by governmental authority or by applicable law.


o The fund may close and liquidate an account if a fund is unable to verify provided information, or for other reasons; if a fund decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the fund shares and may incur tax liability.

o The fund may pay for shares sold by "redeeming in kind," that is, by distributing to you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less.

o A purchase order from an insurance company separate account may not be accepted if the sale of fund shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the fund.

MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of fund shares may present risks to the fund's long-term shareholders (as used herein, the term "shareholders" may refer to the contract owners), including potential dilution in the value of fund shares, interference with the efficient management of a fund (including losses on the sale of investments), realized gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if the fund invests in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in fund valuation that arise from the nature of the securities held by the fund (e.g., "time zone arbitrage"). The fund has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.


Pursuant to these policies, the fund reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, the fund may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to the fund. The fund, through its Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same fund's shares. The fund may take other trading activity into



                                       10
PROSPECTUS May 1, 2011                                   Investing in the Fund
account if the fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.


Shareholders are limited to four roundtrip transactions in the same fund over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same fund within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that fund. The fund has sole discretion whether to remove a block from a shareholder's account (e.g., such as when the Advisor has determined that the transactions were not abusive or harmful to the fund). The rights of a shareholder to redeem shares of the fund are not affected by the four roundtrip transaction limitation.


The Advisor may make exceptions to the roundtrip transaction policy for certain types of transactions if in its opinion the transactions do not represent short-term or excessive trading or are not abusive or harmful to the fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the fund or administrator and transactions by certain qualified fund-of-fund(s).


In certain circumstances, the fund may rely upon the policy of the insurance company or other financial intermediary to deter short-term or excessive trading if the Advisor believes that the policy of such insurance company or other financial intermediary is reasonably designed to detect and deter transactions that are not in the best interests of the fund. An insurance company's or other financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the fund's policies, may permit certain transactions not permitted by the fund's policies, or prohibit transactions not subject to the fund's policies.


The Advisor may also accept undertakings from an insurance company or other financial intermediary to enforce short-term or excessive trading policies on behalf of the fund that provide a substantially similar level of protection for the fund against such transactions. For example, certain insurance companies may have contractual or legal restrictions, or operational constraints, that prevent them from blocking an account. In such instances, the Advisor may permit the insurance company to use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.


In addition, to the extent that the fund invests some portion of its assets in foreign securities, the fund has adopted certain fair valuation practices intended to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in fund valuation that arise from the nature of the securities held by the fund. (See "How the fund Calculates Share Price.")


There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying contract holders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. The Advisor reviews trading activity at the separate account level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the separate account level, the Advisor will contact the insurance company or other financial intermediary to request underlying contract holder activity. Depending on the amount of fund shares held in such separate account (which may represent most of the fund's shares), short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund. If short-term or excessive trading is identified, the Advisor will take appropriate action.


The fund's market timing policies and procedures may be modified or terminated at any time.



HOW TO RECEIVE ACCOUNT INFORMATION

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.


Please see the contract prospectus that accompanies this prospectus for the customer service phone number.



HOW TO SELECT SHARES

Shares in the fund are available in connection with certain variable annuity and life insurance arrangements. Each insurance company has different provisions about how and when their contract owners may select fund shares. Each insurance company is responsible for communicating its contract owners' instructions to the fund. Contract owners should contact their insurance company to effect transactions in connection with the fund.



FINANCIAL INTERMEDIARY SUPPORT PAYMENTS


The Advisor, DWS Investments Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the fund, any record keeping/sub-transfer agency/networking fees payable by the fund (generally through the Distributor or an affiliate) and/or the Distributor



                                       11
PROSPECTUS May 1, 2011                                   Investing in the Fund
to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the fund with "shelf space" or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.


The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares or the retention and/or servicing of investors and DWS fund shares to financial advisors in amounts that generally range from 0.01% up to 0.26% of assets of the fund serviced and maintained by the financial advisor, 0.05% to 0.25% of sales of the fund attributable to the financial advisor, a flat fee of $4,000 up to $125,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of the fund or of any particular share class of the fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of the fund. Additional information regarding these revenue sharing payments is included in the fund's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).


The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. or ExpertPlan Inc. on the DWS Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.


It is likely that broker-dealers that execute portfolio transactions for the fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.



HOW THE FUND CALCULATES SHARE PRICE


To calculate net asset value per share, or NAV, the fund uses the following equation:



        TOTAL          TOTAL                  TOTAL NUMBER OF
               -                       /                        =    NAV
  (                               )
       ASSETS       LIABILITIES             SHARES OUTSTANDING

The price at which you buy and sell shares for the fund is the NAV.


WE TYPICALLY VALUE SECURITIES USING INFORMATION FURNISHED BY AN INDEPENDENT PRICING SERVICE OR MARKET QUOTATIONS, WHERE APPROPRIATE. However, we may use methods approved by the Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of a portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, a portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value



                                       12
PROSPECTUS May 1, 2011                                   Investing in the Fund
realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be a portfolio's use of fair value pricing. This is intended to reduce a portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")

To the extent that the fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell fund shares through the contract. This is because some foreign markets are open on days and at times when the fund doesn't price the shares.



DISTRIBUTIONS


The fund intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The fund may make additional distributions if necessary.


All distributions will be reinvested in shares of a fund unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the relevant fund for federal income tax purposes.



TAXES


The fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to meet all requirements necessary to avoid paying any federal income or excise taxes.


Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1-2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.


In order for investors to receive the favorable federal income tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If a fund or separate account does not meet such requirements or if a fund were to fail to qualify as a regulated investment company for any taxable year and could not or did not cure such failure, income allocable to the contracts associated with the separate account may be taxable currently for federal income tax purposes to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.


Under Treasury regulations, insurance companies holding the separate accounts may have to report to the IRS losses above a certain amount resulting from a sale or disposition of a fund's shares.


The discussion above is generally based on the assumption that shares of a fund will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the IRS finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous federal income tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available. In that situation, the person or persons determined to own the fund shares will be currently taxed on fund distributions, and on the proceeds of any redemption of fund shares, under the Code.


Fund investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.


Certain of the fund's investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligation. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.


The preceding is a brief summary of certain of the relevant federal income tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible federal, foreign, state or local taxes.


                                       13
PROSPECTUS May 1, 2011                                   Investing in the Fund

FINANCIAL HIGHLIGHTS

The financial highlights are designed to help you understand recent financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the fund's annual report (see "Shareholder reports" on the back cover). This information doesn't reflect charges and fees associated with the separate account that invests in the fund or any variable life insurance poliscy or variable annuity contract for which the fund is an investment option. These charges and fees will reduce returns.


DWS INTERNATIONAL VIP - CLASS A




YEARS ENDED DECEMBER 31,                               2010         2009
------------------------------------------------ --------------- ----------
SELECTED PER SHARE DATA
----------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $   8.26      $  6.52
------------------------------------------------    --------      -------
Income (loss) from investment operations:
  Net investment income (loss)(a)                        .13          .12
------------------------------------------------    --------      -------
  Net realized and unrealized gain (loss)              ( .00)*       1.93
------------------------------------------------    --------      -------
  TOTAL FROM INVESTMENT OPERATIONS                       .13         2.05
------------------------------------------------    --------      -------
Less distributions from:
  Net investment income                                ( .17)       ( .31)
------------------------------------------------    --------      -------
  Net realized gains                                       -            -
------------------------------------------------    --------      -------
  TOTAL DISTRIBUTIONS                                  ( .17)       ( .31)
------------------------------------------------    --------      -------
NET ASSET VALUE, END OF PERIOD                      $   8.22      $  8.26
------------------------------------------------    --------      -------
Total Return (%)                                        1.62 (b)    33.52
------------------------------------------------    --------      -------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------
Net assets, end of period ($ millions)                   288          344
------------------------------------------------    --------      -------
Ratio of expenses before expense reductions (%)          .99          .94
------------------------------------------------    --------      -------
Ratio of expenses after expense reductions (%)           .99          .94
------------------------------------------------    --------      -------
Ratio of net investment income (loss) (%)               1.68         1.69
------------------------------------------------    --------      -------
Portfolio turnover rate (%)                              228           81
------------------------------------------------    --------      -------



YEARS ENDED DECEMBER 31,                                  2008               2007             2006
------------------------------------------------ --------------------- ---------------- ----------------
SELECTED PER SHARE DATA
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $     15.01          $   13.42        $   10.85
-------------------------------------------------    -----------          ---------        ---------
Income (loss) from investment operations:
  Net investment income (loss)(a)                            .29 (c)            .21 (c)          .28 (c)
-------------------------------------------------    -----------          ---------        ---------
  Net realized and unrealized gain (loss)                 ( 6.46)              1.73             2.51
-------------------------------------------------    -----------          ---------        ---------
  TOTAL FROM INVESTMENT OPERATIONS                        ( 6.17)              1.94             2.79
-------------------------------------------------    -----------          ---------        ---------
Less distributions from:
  Net investment income                                   (  .17)            (  .35)          (  .22)
-------------------------------------------------    -----------          ---------        ---------
  Net realized gains                                      ( 2.15)                 -                -
-------------------------------------------------    -----------          ---------        ---------
  TOTAL DISTRIBUTIONS                                     ( 2.32)            (  .35)          (  .22)
-------------------------------------------------    -----------          ---------        ---------
NET ASSET VALUE, END OF PERIOD                       $      6.52          $   15.01        $   13.42
-------------------------------------------------    -----------          ---------        ---------
Total Return (%)                                          (48.21)(b,d)        14.59            25.91
-------------------------------------------------    -----------          ---------        ---------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                       297                702              702
-------------------------------------------------    -----------          ---------        ---------
Ratio of expenses before expense reductions (%)             1.01                .98              .98
-------------------------------------------------    -----------          ---------        ---------
Ratio of expenses after expense reductions (%)               .97                .98              .98
-------------------------------------------------    -----------          ---------        ---------
Ratio of net investment income (loss) (%)                   2.74 (c)           1.48 (c)         2.32 (c)
-------------------------------------------------    -----------          ---------        ---------
Portfolio turnover rate (%)                                  123                108              105
-------------------------------------------------    -----------          ---------        ---------

(a)        Based on average shares outstanding during the period.
(b) Total return would have been lower had certain expenses not been reduced.
(c) Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.09, $0.05 and $0.11 per share and 0.82%, 0.33% and 0.92% of average daily net assets for the years ended December 31, 2008, 2007 and 2006, respectively.
(d) Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as the result of certain operation errors during the period. Excluding this reimbursement, total return would have been 0.06% lower.
*     Amount is less than $.005.

                                       14
PROSPECTUS May 1, 2011                                    Financial Highlights

APPENDIX

HYPOTHETICAL EXPENSE SUMMARY

Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the fund may be higher or lower than 5% and, for money market funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.


The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objectives, risks, expenses and charges of the fund prior to investing.


DWS INTERNATIONAL VIP - CLASS A



            MAXIMUM            INITIAL HYPOTHETICAL                  ASSUMED RATE
         SALES CHARGE:             INVESTMENT:                        OF RETURN:
             0.00%                   $10,000                              5%
        ---------------  --------------------------------  --------------------------------
           CUMULATIVE                        CUMULATIVE       HYPOTHETICAL
         RETURN BEFORE                      RETURN AFTER    YEAR-END BALANCE      ANNUAL
            FEES AND        ANNUAL FUND       FEES AND       AFTER FEES AND      FEES AND
YEAR        EXPENSES      EXPENSE RATIOS      EXPENSES          EXPENSES         EXPENSES
------  ---------------  ----------------  --------------  ------------------  ------------
   1          5.00%             1.00%            4.00%        $ 10,400.00      $   102.00
 ---         -----              ----            -----         -----------      ----------
   2         10.25%             1.00%            8.16%        $ 10,816.00      $   106.08
 ---         -----              ----            -----         -----------      ----------
   3         15.76%             1.00%           12.49%        $ 11,248.64      $   110.32
 ---         -----              ----            -----         -----------      ----------
   4         21.55%             1.00%           16.99%        $ 11,698.59      $   114.74
 ---         -----              ----            -----         -----------      ----------
   5         27.63%             1.00%           21.67%        $ 12,166.53      $   119.33
 ---         -----              ----            -----         -----------      ----------
   6         34.01%             1.00%           26.53%        $ 12,653.19      $   124.10
 ---         -----              ----            -----         -----------      ----------
   7         40.71%             1.00%           31.59%        $ 13,159.32      $   129.06
 ---         -----              ----            -----         -----------      ----------
   8         47.75%             1.00%           36.86%        $ 13,685.69      $   134.23
 ---         -----              ----            -----         -----------      ----------
   9         55.13%             1.00%           42.33%        $ 14,233.12      $   139.59
 ---         -----              ----            -----         -----------      ----------
 10          62.89%             1.00%           48.02%        $ 14,802.44      $   145.18
 ---         -----              ----            -----         -----------      ----------
TOTAL                                                                          $ 1,224.63
---                                                                            ----------

ADDITIONAL INDEX INFORMATION


MORGAN STANLEY COUNTRY INDEX (MSCI) EUROPE, AUSTRALASIA, FAR EAST (EAFE( (Reg.
TM))) is an unmanaged index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. Returns reflect reinvestment of dividends net of withholding taxes.


                                       15
PROSPECTUS May 1, 2011                                                Appendix

TO GET MORE INFORMATION

SHAREHOLDER REPORTS. Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected fund performance during its last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION (SAI). This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).


For a free copy of any of these documents or to request other information about the fund, contact DWS Investments at the phone number or address listed below. SAIs and shareholder reports are also available through the DWS Investments Web site at www.dws-investments.com. These documents and other information about the fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a duplicating fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below.


You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (202) 551-8090.


CONTACT INFORMATION

DWS INVESTMENTS   222 South Riverside Plaza
                  Chicago, IL 60606-5808
                  www.dws-investments.com
                  (800) 728-3337
SEC               Public Reference Section
                  Washington, D.C. 20549-1520
                  WWW.SEC.GOV
DISTRIBUTOR       DWS Investments Distributors, Inc.
                  222 South Riverside Plaza
                  Chicago, IL 60606-5808
                  (800) 621-1148
SEC FILE NUMBER   DWS Variable Series I
                  811-04257


                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group




(05/01/11) 1A-INT

[GRAPHIC APPEARS HERE]



PROSPECTUS

MAY 1, 2011



DWS VARIABLE SERIES I
CLASS B
...............................................................................

DWS Growth & Income VIP

DWS Capital Growth VIP

DWS Global Small Cap Growth VIP -
(formerly DWS Global Opportunities VIP)

DWS International VIP

DWS INVESTMENTS VIT FUNDS
CLASS B
...............................................................................

DWS Equity 500 Index VIP

DWS Equity 500 Index VIP - Class B2

DWS Small Cap Index VIP

........................................................................... .


This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insur ance policies and variable annuity contracts.

The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.


                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

TABLE OF CONTENTS




DWS GROWTH & INCOME VIP
Investment Objective............................   1
Fees and Expenses of the Fund...................   1
Principal Investment Strategy...................   1
Main Risks......................................   2
Past Performance................................   3
Management......................................   3
Purchase and Sale of Fund Shares................   3
Tax Information.................................   3
Payments to Financial Intermediaries............   3
DWS CAPITAL GROWTH VIP
Investment Objective............................   4
Fees and Expenses of the Fund...................   4
Principal Investment Strategy...................   4
Main Risks......................................   5
Past Performance................................   5
Management......................................   6
Purchase and Sale of Fund Shares................   6
Tax Information.................................   6
Payments to Financial Intermediaries............   6
DWS GLOBAL SMALL CAP GROWTH VIP
Investment Objective............................   7
Fees and Expenses of the Fund...................   7
Principal Investment Strategy...................   7
Main Risks......................................   8
Past Performance................................   9
Management......................................   9
Purchase and Sale of Fund Shares................   9
Tax Information.................................   9
Payments to Financial Intermediaries............   9
DWS INTERNATIONAL VIP
Investment Objective............................  10
Fees and Expenses of the Fund...................  10
Principal Investment Strategy...................  10
Main Risks......................................  11
Past Performance................................  12
Management......................................  12
Purchase and Sale of Fund Shares................  12
Tax Information.................................  12
Payments to Financial Intermediaries............  12


DWS EQUITY 500 INDEX VIP
Investment Objective............................  13
Fees and Expenses of the Fund...................  13
Principal Investment Strategy...................  13
Main Risks......................................  14
Past Performance................................  14
Management......................................  15
Purchase and Sale of Fund Shares................  15
Tax Information.................................  15
Payments to Financial Intermediaries............  15
DWS SMALL CAP INDEX VIP
Investment Objective............................  16
Fees and Expenses of the Fund...................  16
Principal Investment Strategy...................  16
Main Risks......................................  17
Past Performance................................  18
Management......................................  18
Purchase and Sale of Fund Shares................  18
Tax Information.................................  18
Payments to Financial Intermediaries............  18
FUND DETAILS
Additional Information About Fund Strategies and
Risks...........................................  19
DWS Growth & Income VIP.........................  19
DWS Capital Growth VIP..........................  21
DWS Global Small Cap Growth VIP.................  22
DWS International VIP...........................  25
DWS Equity 500 Index VIP........................  27
DWS Small Cap Index VIP.........................  28
Other Policies and Risks........................  29
Who Manages and Oversees the Funds..............  30
Management......................................  32

INVESTING IN THE FUNDS
Your Investment in the Funds............... 34
Policies about transactions................ 34
Buying and Selling Shares.................. 34
How each Fund Calculates Share Price....... 37
Distributions.............................. 38
Taxes...................................... 38
Marketing and Distribution Fees............ 38
FINANCIAL HIGHLIGHTS....................... 40
APPENDIX................................... 46
Hypothetical Expense Summary............... 46
Additional Index Information............... 49




-------------------------------------------------------------------------------
YOUR INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY, ENTITY OR PERSON.
-------------------------------------------------------------------------------

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group




DWS GROWTH & INCOME VIP



INVESTMENT OBJECTIVE

The fund seeks long-term growth of capital, current income and growth of income.



FEES AND EXPENSES OF THE FUND


This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.


SHAREHOLDER FEES

(paid directly from your investment)   None
-------------------------------------- -----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)


                                              B
                                      ---------
Management fee                            0.39
-------------------------------------     ----
Distribution/service
(12b-1) fees                              0.25
-------------------------------------     ----
Other expenses                            0.24
-------------------------------------     ----
TOTAL ANNUAL FUND OPERATING EXPENSES      0.88
-------------------------------------     ----

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a variable contract for which the fund is an investment option. If they were included, your costs would be higher.


Although your actual costs may be higher or lower, based on these assumptions your costs would be:



1 YEAR      3 YEARS    5 YEARS   10 YEARS
--------  ---------  ---------  ---------
$90       $281       $488       $1,084
---       ----       ----       ------



PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs are not reflected in annual fund operating expenses or in the expense example, but can affect the fund's performance.


Portfolio turnover rate for fiscal year 2010: 145%.



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. The fund invests at least 65% of total assets in equities, mainly common stocks. Although the fund can invest in companies of any size and from any country, it invests primarily in large US companies. Portfolio management typically considers large companies to be those companies similar in size to companies included in the Russell 1000 (Reg. TM) Index. As of March 31, 2011, the index had a median market capitalization of $5.86 billion. Portfolio management may favor securities from different industries and companies at different times. At times, the fund's assets may be invested in securities in relatively few industries or sectors.


MANAGEMENT PROCESS. Portfolio management uses both quantitative and fundamental analysis to evaluate each company's stock price relative to the company's earnings, operating trends, market outlook and other measures of performance potential.


Portfolio management will normally sell a stock when it believes the fundamental factors have changed, other investments offer better opportunities or in the course of adjusting the fund's emphasis on or within a given industry.



                                       1
PROSPECTUS May 1, 2011                                 DWS Growth & Income VIP

DERIVATIVES. Portfolio management generally may use futures contracts, which are a type of derivative (a contract whose value is based on, for example, indices, currencies or securities), as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.



The fund may also use various types of derivatives (i) for hedging purposes;
(ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.


SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.


ACTIVE TRADING. The fund may trade actively. This could raise transaction costs (thus lowering returns).



MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.


STOCK MARKET RISK. The fund is affected by how the stock market performs. When stock prices fall, you should expect the value of your investment to fall as well.


FOCUS RISK. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors will have a significant impact on the fund's performance. For example, consumer goods companies could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


FOREIGN INVESTMENT RISK. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.


MEDIUM-SIZED COMPANY RISK. Medium-sized company stocks tend to be more volatile than large company stocks. Medium-sized companies are less widely followed by stock analysts and less information about them is available to investors. Industry-wide reversals may have a greater impact on medium-sized companies, since they lack the financial resources of larger companies. Medium-sized company stocks are typically less liquid than large company stocks.


SMALL COMPANY RISK. Small company stocks tend to be more volatile than medium-sized or large company stocks. Small companies are less widely followed by stock analysts and less information about them is available to investors. Industry-wide reversals may have a greater impact on small companies, since they may lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment



                                       2
PROSPECTUS May 1, 2011                                 DWS Growth & Income VIP
could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.


PAST PERFORMANCE


How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus. This information doesn't reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will reduce returns.


CALENDAR YEAR TOTAL RETURNS (%) (Class B)



[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]





  2001        2002        2003       2004      2005      2006        2007      2008       2009     2010
  -11.56       -23.40     26.55      9.78      5.73      13.28      1.00       -38.29     33.64    14.12




Best Quarter: 18.06%, Q3 2009        Worst Quarter: -21.71%, Q4 2008
Year-to-Date as of 3/31/2011: 7.81%

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2010 expressed as a %)


                                       CLASS           1          5         10
                                   INCEPTION        YEAR      YEARS      YEARS
                                 -----------  ----------  ---------  ---------
CLASS B                           5/1/1997        14.12       1.49       0.69
-------------------------------   --------        -----       ----       ----
RUSSELL 1000( (Reg. TM)) INDEX
(reflects no deduction for
fees, expenses or taxes)                          16.10       2.59       1.83
-------------------------------  --------         -----       ----       ----

MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.


SUBADVISOR

QS Investors, LLC (QS Investors)


PORTFOLIO MANAGER(S)

ROBERT WANG, HEAD OF PORTFOLIO MANAGEMENT AND TRADING, QS INVESTORS. Began managing the fund in 2007.


RUSSELL SHTERN, HEAD OF EQUITY PORTFOLIO MANAGEMENT AND TRADING, QS INVESTORS. Began managing the fund in 2010.


PURCHASE AND SALE OF FUND SHARES


THE FUND IS INTENDED FOR USE IN A VARIABLE INSURANCE PRODUCT. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.



TAX INFORMATION


The fund normally distributes its net investment income and realized capital gains, if any, to its shareholders, the separate accounts of participating insurance companies. These distributions may not be taxable to the holders of variable annuity contracts and variable life insurance policies. For information concerning federal income tax consequences for the holders of such contracts or policies, holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.



PAYMENTS TO FINANCIAL INTERMEDIARIES


If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund and its related companies may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's web site for more information.


                                       3
PROSPECTUS May 1, 2011                                 DWS Growth & Income VIP

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group




DWS CAPITAL GROWTH VIP



INVESTMENT OBJECTIVE

The fund seeks to provide long-term growth of capital.



FEES AND EXPENSES OF THE FUND


This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.


SHAREHOLDER FEES

(paid directly from your investment)   None
-------------------------------------- -----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)


                                              B
                                      ---------
Management fee                            0.37
-------------------------------------     ----
Distribution/service
(12b-1) fees                              0.25
-------------------------------------     ----
Other expenses                            0.23
-------------------------------------     ----
TOTAL ANNUAL FUND OPERATING EXPENSES      0.85
-------------------------------------     ----

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a variable contract for which the fund is an investment option. If they were included, your costs would be higher.


Although your actual costs may be higher or lower, based on these assumptions your costs would be:



1 YEAR      3 YEARS    5 YEARS   10 YEARS
--------  ---------  ---------  ---------
$87       $271       $471       $1,049
---       ----       ----       ------



PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs are not reflected in annual fund operating expenses or in the expense example, but can affect the fund's performance.


Portfolio turnover rate for fiscal year 2010: 42%.



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. The fund normally invests at least 65% of total assets in equities, mainly common stocks of US companies. The fund generally focuses on established companies that are similar in size to the companies in the S&P 500( (Reg. TM)) Index (generally 500 of the largest companies in the US) or the Russell 1000( (Reg. TM) )Growth Index (generally those stocks among the 1,000 largest US companies that have above-average price-to-earnings ratios). Although the fund can invest in companies of any size, the fund intends to invest primarily in companies whose market capitalizations fall within the normal range of these indexes. The fund may also invest in other types of equity securities such as preferred stocks or convertible securities. At times, the fund's assets may be invested in securities in relatively few industries or sectors.


MANAGEMENT PROCESS. In choosing stocks, portfolio management begins by utilizing a proprietary quantitative model to rank stocks based on a number of factors including valuation and profitability. Portfolio management also applies fundamental techniques to seek to identify companies that display above-average earnings growth compared to other companies and that have strong product lines, effective management and leadership positions within core markets. The factors considered and models used by the portfolio managers may change over time.



                                       4
PROSPECTUS May 1, 2011                                  DWS Capital Growth VIP

Portfolio management will normally sell a security when it believes the potential risks have increased, its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting the fund's emphasis on a given industry.


SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.



MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.


STOCK MARKET RISK. The fund is affected by how the stock market performs. When stock prices fall, you should expect the value of your investment to fall as well.


GROWTH INVESTING RISK. As a category, growth stocks may underperform value stocks (and the stock market as a whole) over any period of time. Because the prices of growth stocks are based largely on the expectation of future earnings, growth stock prices can decline rapidly and significantly in reaction to negative news about such factors as earnings, the economy, political developments, or other news.


FOCUS RISK. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors will have a significant impact on the fund's performance. For example, consumer goods companies could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


MEDIUM-SIZED COMPANY RISK. Medium-sized company stocks tend to be more volatile than large company stocks. Medium-sized companies are less widely followed by stock analysts and less information about them is available to investors. Industry-wide reversals may have a greater impact on medium-sized companies, since they lack the financial resources of larger companies. Medium-sized company stocks are typically less liquid than large company stocks.


SMALL COMPANY RISK. Small company stocks tend to be more volatile than medium-sized or large company stocks. Small companies are less widely followed by stock analysts and less information about them is available to investors. Industry-wide reversals may have a greater impact on small companies, since they may lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.


FOREIGN INVESTMENT RISK. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.



PAST PERFORMANCE


How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus.



                                       5
PROSPECTUS May 1, 2011                                  DWS Capital Growth VIP

This information doesn't reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will reduce returns.

CALENDAR YEAR TOTAL RETURNS (%) (Class B)



[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]






  2001        2002        2003       2004      2005      2006       2007       2008       2009     2010
  -19.64       -29.37     26.51      7.56      8.51      8.17      12.18       -33.20     26.49    16.33




Best Quarter: 15.04%, Q4 2001        Worst Quarter: -21.62%, Q4 2008
Year-to-Date as of 3/31/2011: 4.41%

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2010 expressed as a %)


                                        CLASS           1          5          10
                                    INCEPTION        YEAR      YEARS       YEARS
                                  -----------  ----------  ---------  ----------
CLASS B                           5/12/1997        16.33       3.59       -0.01
--------------------------------  ---------        -----       ----      ------
RUSSELL 1000( (Reg. TM)) GROWTH
INDEX (reflects no deduc-
tion for fees, expenses
or taxes)                                          16.71       3.75       0.02
--------------------------------  ---------        -----       ----      ------

MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.


PORTFOLIO MANAGER(S)

OWEN FITZPATRICK, CFA, MANAGING DIRECTOR. Lead Manager of the fund. Joined the fund in 2009.


THOMAS M. HYNES, JR., CFA, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2009.


BRENDAN O'NEILL, CFA, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2009.



PURCHASE AND SALE OF FUND SHARES


THE FUND IS INTENDED FOR USE IN A VARIABLE INSURANCE PRODUCT. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.



TAX INFORMATION


The fund normally distributes its net investment income and realized capital gains, if any, to its shareholders, the separate accounts of participating insurance companies. These distributions may not be taxable to the holders of variable annuity contracts and variable life insurance policies. For information concerning federal income tax consequences for the holders of such contracts or policies, holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.



PAYMENTS TO FINANCIAL INTERMEDIARIES


If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund and its related companies may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's web site for more information.


                                       6
PROSPECTUS May 1, 2011                                  DWS Capital Growth VIP

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group



DWS GLOBAL SMALL CAP GROWTH VIP



(formerly DWS Global Opportunities VIP)

INVESTMENT OBJECTIVE


The fund seeks above-average capital appreciation over the long term.



FEES AND EXPENSES OF THE FUND


This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.


SHAREHOLDER FEES

(paid directly from your investment)   None
-------------------------------------- -----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)


                                              B
                                      ---------
Management fee                            0.89
-------------------------------------     ----
Distribution/service
(12b-1) fees                              0.25
-------------------------------------     ----
Other expenses                            0.20
-------------------------------------     ----
TOTAL ANNUAL FUND OPERATING EXPENSES      1.34
-------------------------------------     ----

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a variable contract for which the fund is an investment option. If they were included, your costs would be higher.


Although your actual costs may be higher or lower, based on these assumptions your costs would be:



1 YEAR      3 YEARS    5 YEARS   10 YEARS
--------  ---------  ---------  ---------
$136      $425       $734       $1,613
----      ----       ----       ------



PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs are not reflected in annual fund operating expenses or in the expense example, but can affect the fund's performance.


Portfolio turnover rate for fiscal year 2010: 39%.



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. The fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equities of small companies throughout the world (companies with market values similar to the smallest 30% of the companies in the S&P Developed Broad Market Index, formerly the S&P/Citigroup Broad Market Index World). As of December 31, 2010, companies in which the fund invests typically have a market capitalization of between $500 million and $5 billion at the time of purchase. As part of the investment process the fund may own stocks even if they are outside this market capitalization range.


The fund may invest up to 20% of total assets in common stocks and other equities of large companies or in debt securities, including up to 5% of net assets in junk bonds (grade BB/Ba and below).


MANAGEMENT PROCESS. While the fund may invest in securities of any country, portfolio management generally focuses on countries with developed economies (including the US). In choosing securities, portfolio management uses a combination of three analytical disciplines:



                                       7
PROSPECTUS May 1, 2011                         DWS Global Small Cap Growth VIP

o BOTTOM-UP RESEARCH. Portfolio management looks for individual companies that it believes have a history of above average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

o GROWTH ORIENTATION. Portfolio management generally looks for companies that it believes have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

o ANALYSIS OF GLOBAL THEMES. Portfolio management considers global economic outlooks, seeking to identify industries and companies that are likely to benefit from social, political and economic changes.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.



MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.


STOCK MARKET RISK. The fund is affected by how the stock market performs. When stock prices fall, you should expect the value of your investment to fall as well.


SMALL COMPANY RISK. Small company stocks tend to be more volatile than medium-sized or large company stocks. Small companies are less widely followed by stock analysts and less information about them is available to investors. Industry-wide reversals may have a greater impact on small companies, since they may lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.


FOREIGN INVESTMENT RISK. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.


EMERGING MARKETS RISK. Foreign investment risks are greater in emerging markets than in developed markets. Investments in emerging markets are often considered speculative.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


GROWTH INVESTING RISK. As a category, growth stocks may underperform value stocks (and the stock market as a whole) over any period of time. Because the prices of growth stocks are based largely on the expectation of future earnings, growth stock prices can decline rapidly and significantly in reaction to negative news about such factors as earnings, the economy, political developments, or other news.


CREDIT RISK. The fund's performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in a payment default, security downgrade or inability to meet a financial obligation. Credit risk is greater for lower-rated securities.


INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund's debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.)


PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund's share price and yield and could hurt fund performance.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.



                                       8
PROSPECTUS May 1, 2011                         DWS Global Small Cap Growth VIP

COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.



PAST PERFORMANCE


How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus. This information doesn't reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will reduce returns.


CALENDAR YEAR TOTAL RETURNS (%) (Class B)



[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]





  2001        2002        2003       2004       2005       2006       2007     2008       2009     2010
  -24.96       -20.07     48.77      23.15      18.06      21.88      8.92     -50.16     47.66    26.38




Best Quarter: 30.20%, Q2 2009        Worst Quarter: -28.57%, Q4 2008
Year-to-Date as of 3/31/2011: 2.71%

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2010 expressed as a %)


                                 CLASS           1          5         10
                             INCEPTION        YEAR      YEARS      YEARS
                           -----------  ----------  ---------  ---------
CLASS B                     5/2/1997        26.38       4.31       4.82
-------------------------   --------        -----       ----       ----
S&P DEVELOPED
SMALLCAP INDEX (reflects
no deduction for fees,
expenses or taxes)                          24.42       4.84       8.07
-------------------------  --------         -----       ----       ----

MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.


PORTFOLIO MANAGER(S)

JOSEPH AXTELL, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2002.


PURCHASE AND SALE OF FUND SHARES


THE FUND IS INTENDED FOR USE IN A VARIABLE INSURANCE PRODUCT. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.



TAX INFORMATION


The fund normally distributes its net investment income and realized capital gains, if any, to its shareholders, the separate accounts of participating insurance companies. These distributions may not be taxable to the holders of variable annuity contracts and variable life insurance policies. For information concerning federal income tax consequences for the holders of such contracts or policies, holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.



PAYMENTS TO FINANCIAL INTERMEDIARIES


If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund and its related companies may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's web site for more information.


                                       9
PROSPECTUS May 1, 2011                         DWS Global Small Cap Growth VIP

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group




DWS INTERNATIONAL VIP



INVESTMENT OBJECTIVE

The fund seeks long-term growth of capital.



FEES AND EXPENSES OF THE FUND


This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.


SHAREHOLDER FEES

(paid directly from your investment)   None
-------------------------------------- -----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)


                                                             B
                                                     ---------
Management fee                                           0.79
----------------------------------------------------     ----
Distribution/service
(12b-1) fees                                             0.25
----------------------------------------------------     ----
Other expenses                                           0.22
----------------------------------------------------     ----
Acquired funds (underlying funds) fees and expenses      0.01
----------------------------------------------------     ----
TOTAL ANNUAL FUND OPERATING EXPENSES                     1.27
----------------------------------------------------     ----

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a variable contract for which the fund is an investment option. If they were included, your costs would be higher.


Although your actual costs may be higher or lower, based on these assumptions your costs would be:



1 YEAR      3 YEARS    5 YEARS   10 YEARS
--------  ---------  ---------  ---------
$129      $403       $697       $1,534
----      ----       ----       ------



PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs are not reflected in annual fund operating expenses or in the expense example, but can affect the fund's performance.


Portfolio turnover rate for fiscal year 2010: 228%.



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. Although the fund can invest in companies of any size and from any country, it invests mainly in common stocks of established companies in countries with developed economies (other than the United States). The fund's equity investments may also include preferred stocks, depositary receipts and other securities with equity characteristics, such as convertible securities and warrants.


MANAGEMENT PROCESS. Portfolio management aims to add value through stock selection. The investment team utilizes a proprietary investment process designed to identify attractive investment candidates from an extensive pool of fundamental research resources, which identify investments that may offer the potential for price appreciation. The investment process also takes into consideration various factors - including country and sector weightings, style and other risk targets relative to the benchmark - and assists portfolio management in devising allocations among particular securities. Portfolio management may buy a security when its research resources indicate the potential for future upside price appreciation or their investment process identifies an attractive investment opportunity. Conversely, portfolio management may sell a security when its research resources indicate limited future upside or their investment process identifies more attractive investment opportunities elsewhere.



                                       10
PROSPECTUS May 1, 2011                                   DWS International VIP

DERIVATIVES. Portfolio management generally may use futures contracts, which are a type of derivative (a contract whose value is based on, for example, indices, currencies or securities) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions. In addition, portfolio management generally may use forward currency contracts to hedge the fund's exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings or to facilitate transactions in foreign currency denominated securities. Portfolio management generally may use structured notes to gain exposure to local shares in foreign markets.


The fund may also use various types of derivatives (i) for hedging purposes;
(ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.


SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.


ACTIVE TRADING. The fund may trade actively. This could raise transaction costs (thus lowering returns).



MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.


FOREIGN INVESTMENT RISK. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.


EMERGING MARKETS RISK. Foreign investment risks are greater in emerging markets than in developed markets. Investments in emerging markets are often considered speculative.


STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock's issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. To the extent that the fund invests in a particular geographic region or market sector, performance will be affected by that region's general performance.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


CREDIT RISK. The fund's performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in a payment default, security downgrade or inability to meet a financial obligation.


INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund's debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.)


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to



                                       11
PROSPECTUS May 1, 2011                                   DWS International VIP
honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.


PAST PERFORMANCE


How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus. This information doesn't reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will reduce returns.


CALENDAR YEAR TOTAL RETURNS (%) (Class B)



[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]






  2001        2002        2003       2004       2005       2006        2007       2008       2009     2010
  -30.81       -18.62     27.52      16.24      15.71      25.44      14.25       -48.25     32.89    1.33




Best Quarter: 22.97%, Q3 2009        Worst Quarter: -26.71%, Q3 2008
Year-to-Date as of 3/31/2011: 1.82%

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2010 expressed as a %)


                                    CLASS          1           5          10
                                INCEPTION       YEAR       YEARS       YEARS
                              -----------  ---------  ----------  ----------
CLASS B                        5/8/1997        1.33       -0.02       -0.36
----------------------------   --------        ----      ------      ------
MSCI EAFE( (Reg. TM)) INDEX
(reflects no deduction for
fees, expenses or taxes)                       7.75       2.46        3.50
----------------------------  --------         ----      ------      ------

MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.


PORTFOLIO MANAGER(S)

THOMAS VOECKING, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2011.


JASON E. INZER, DIRECTOR. Portfolio Manager of the fund. Joined the fund in
2011.


PURCHASE AND SALE OF FUND SHARES


THE FUND IS INTENDED FOR USE IN A VARIABLE INSURANCE PRODUCT. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.



TAX INFORMATION


The fund normally distributes its net investment income and realized capital gains, if any, to its shareholders, the separate accounts of participating insurance companies. These distributions may not be taxable to the holders of variable annuity contracts and variable life insurance policies. For information concerning federal income tax consequences for the holders of such contracts or policies, holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.



PAYMENTS TO FINANCIAL INTERMEDIARIES


If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund and its related companies may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's web site for more information.


                                       12
PROSPECTUS May 1, 2011                                   DWS International VIP

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group




DWS EQUITY 500 INDEX VIP



INVESTMENT OBJECTIVE

The fund seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500( (Reg. TM)) Index"), which emphasizes stocks of large US companies.



FEES AND EXPENSES OF THE FUND


This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.


SHAREHOLDER FEES

(paid directly from your investment)   None
-------------------------------------- -----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)


                                              B         B2
                                      ---------  ---------
Management fee                            0.20       0.20
-------------------------------------     ----       ----
Distribution/service
(12b-1) fees                              0.25       0.25
-------------------------------------     ----       ----
Other expenses                            0.13       0.28
-------------------------------------     ----       ----
TOTAL ANNUAL FUND OPERATING EXPENSES      0.58       0.73
-------------------------------------     ----       ----

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a variable contract for which the fund is an investment option. If they were included, your costs would be higher.


Although your actual costs may be higher or lower, based on these assumptions your costs would be:



              1 YEAR    3 YEARS    5 YEARS   10 YEARS
            --------  ---------  ---------  ---------
Class B     $59          $186       $324       $726
----------  ---          ----       ----       ----
Class B2    $75          $233       $406       $906
----------  ---          ----       ----       ----

PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs are not reflected in annual fund operating expenses or in the expense example, but can affect the fund's performance.


Portfolio turnover rate for fiscal year 2010: 5%.



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. Under normal circumstances, the fund intends to invest at least 80% of assets, determined at the time of purchase, in stocks of companies included in the S&P 500 (Reg. TM) Index and in derivative instruments, such as futures contracts and options, that provide exposure to the stocks of companies in the index. The fund's securities are weighted to attempt to make the fund's total investment characteristics similar to those of the index as a whole. The fund may also hold short-term debt securities and money market instruments.


The S&P 500 (Reg. TM) INDEX is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the US. Stocks in the S&P 500 (Reg. TM) Index are weighted according to their total market value. The fund is not sponsored, endorsed, sold or promoted by the Standard & Poor's (S&P) Division of The McGraw-Hill Companies, Inc.


MANAGEMENT PROCESS. Portfolio management uses quantitative analysis techniques to structure the fund to seek to obtain a high correlation to the index while seeking to keep the fund as fully invested as possible in all market environments. Portfolio management seeks a long-term correlation between fund performance, before expenses, and the index of 98% or better (perfect correlation being 100%). The fund uses an optimization strategy, buying the



                                       13
PROSPECTUS May 1, 2011                                DWS Equity 500 Index VIP
largest stocks in the index in approximately the same proportion they represent in the index, then investing in a statistically selected sample of the smaller securities found in the index.

DERIVATIVES. Portfolio management generally may use futures contracts, which are a type of derivative (a contract whose value is based on, for example, indices, currencies or securities), as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.



The fund may also use various types of derivatives (i) for hedging purposes;
(ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.


SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.



MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.


STOCK MARKET RISK. The fund is affected by how the stock market performs. When stock prices fall, you should expect the value of your investment to fall as well.


INDEXING RISK. An index fund's performance may not exactly replicate the performance of its target index, for several reasons. For example, the fund incurs fees, administrative expenses and transaction costs that the index itself does not. The fund may use sampling techniques (investing in a representative selection of securities included in the index rather than all securities in the index), or the composition of its portfolio may diverge from that of the index. Also, while the exposure of the index to its component securities is by definition 100%, the fund's effective exposure to index securities may be greater or lesser than 100%, and may vary over time.


Because an index fund is designed to maintain a high level of exposure to its target index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.



PAST PERFORMANCE


How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus. This information doesn't reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will reduce returns.


Performance figures prior to class inception is the historical performance of the fund's original share class (Class A), adjusted to reflect the higher expenses of Class B. Class A is offered in a different prospectus.


CALENDAR YEAR TOTAL RETURNS (%) (Class B)



[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]





  2001        2002        2003       2004       2005      2006        2007      2008       2009     2010
  -12.40       -22.51     27.83      10.32      4.42      15.24      5.03       -37.34     26.03    14.52




Best Quarter: 15.79%, Q2 2009        Worst Quarter: -22.06%, Q4 2008
Year-to-Date as of 3/31/2011: 5.77%

                                       14
PROSPECTUS May 1, 2011                                DWS Equity 500 Index VIP

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2010 expressed as a %)


                                   CLASS           1          5         10
                               INCEPTION        YEAR      YEARS      YEARS
                             -----------  ----------  ---------  ---------
CLASS B                      4/30/2002        14.52       1.83       0.90
---------------------------  ---------        -----       ----       ----
STANDARD & POOR'S
(S&P) 500 INDEX
(reflects no deduction for
fees, expenses or taxes)                      15.06       2.29       1.41
---------------------------  ---------        -----       ----       ----

Performance prior to class inception is the historical performance of the fund's original share class (Class A), adjusted to reflect the higher expenses of Class B2. Class A is offered in a different prospectus.


CALENDAR YEAR TOTAL RETURNS (%) (Class B2)



[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]





  2001        2002        2003       2004       2005      2006       2007       2008       2009     2010
  -12.51       -22.60     27.68      10.18      4.23      15.20      4.85       -37.36     25.70    14.29




Best Quarter: 15.81%, Q2 2009        Worst Quarter: -22.06%, Q4 2008
Year-to-Date as of 3/31/2011: 5.78%

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2010 expressed as a %)


                                   CLASS           1          5         10
                               INCEPTION        YEAR      YEARS      YEARS
                             -----------  ----------  ---------  ---------
CLASS B2                     9/16/2005        14.29       1.70       0.77
---------------------------  ---------        -----       ----       ----
STANDARD & POOR'S
(S&P) 500 INDEX
(reflects no deduction for
fees, expenses or taxes)                      15.06       2.29       1.41
---------------------------  ---------        -----       ----       ----

MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.


SUBADVISOR

Northern Trust Investments, Inc.


PORTFOLIO MANAGER(S)

BRENT REEDER. Senior Vice President of Northern Trust Investments, Inc. Portfolio Manager of the fund. Joined the fund in 2007.



PURCHASE AND SALE OF FUND SHARES


THE FUND IS INTENDED FOR USE IN A VARIABLE INSURANCE PRODUCT. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.


TAX INFORMATION


The fund normally distributes its net investment income and realized capital gains, if any, to its shareholders, the separate accounts of participating insurance companies. These distributions may not be taxable to the holders of variable annuity contracts and variable life insurance policies. For information concerning federal income tax consequences for the holders of such contracts or policies, holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.



PAYMENTS TO FINANCIAL INTERMEDIARIES


If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund and its related companies may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's web site for more information.


                                       15
PROSPECTUS May 1, 2011                                DWS Equity 500 Index VIP

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group




DWS SMALL CAP INDEX VIP



INVESTMENT OBJECTIVE

The fund seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000( (Reg. TM) )Index, which emphasizes stocks of small US companies.



FEES AND EXPENSES OF THE FUND


This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.


SHAREHOLDER FEES

(paid directly from your investment)   None
-------------------------------------- -----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)


                                              B
                                      ---------
Management fee                            0.35
-------------------------------------     ----
Distribution/service
(12b-1) fees                              0.25
-------------------------------------     ----
Other expenses                            0.17
-------------------------------------     ----
Acquired funds fees and expenses          0.05
-------------------------------------     ----
TOTAL ANNUAL FUND OPERATING EXPENSES      0.82
-------------------------------------     ----

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a variable contract for which the fund is an investment option. If they were included, your costs would be higher.


Although your actual costs may be higher or lower, based on these assumptions your costs would be:



1 YEAR      3 YEARS    5 YEARS   10 YEARS
--------  ---------  ---------  ---------
$84       $262          $455    $1,014
---       ----          ----    ------

PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs are not reflected in annual fund operating expenses or in the expense example, but can affect the fund's performance.


Portfolio turnover rate for fiscal year 2010: 16%.



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. Under normal circumstances, the fund invests at least 80% of its assets, determined at the time of purchase, in stocks of companies included in the Russell 2000 Index (Reg. TM) and in derivative instruments, such as stock index futures contracts and options that provide exposure to the stocks of companies in the index. The fund's securities are weighted to attempt to make the fund's total investment characteristics similar to those of the index as a whole. Portfolio management may limit or avoid exposure to any stock in the index if it believes the stock is illiquid or that extraordinary conditions have cast doubt on its merits. Conversely, portfolio management may gain exposure to a stock not included in the index when it believes such exposure is consistent with the fund's goal (for example, in anticipation of a stock being added to the index). The fund may also hold short-term debt securities and money market instruments for liquidity purposes.


The RUSSELL 2000 (Reg. TM) INDEX( )is a well-known stock market index that measures the performance of the 2,000 smallest companies in the Russell 3000 (Reg. TM) Index, which represent approximately 8% of the market capitalization of the Russell 3000 (Reg. TM) Index. Stocks in the Russell 2000 (Reg. TM) Index( )are weighted according to their total market value. As of March 31, 2011, the Russell 2000 (Reg. TM) Index had a median market capitalization of $0.56 billion.



                                       16
PROSPECTUS May 1, 2011                                 DWS Small Cap Index VIP

MANAGEMENT PROCESS. Portfolio management uses quantitative analysis techniques to structure the fund to obtain a high correlation to the index while seeking to keep the fund as fully invested as possible in all market environments. Portfolio management seeks a long-term correlation between fund performance, before expenses, and the index of 98% or better (perfect correlation being 100%). The fund uses an optimization strategy, buying the largest stocks in the index in approximately the same proportion they represent in the index, then investing in a statistically selected sample of the smaller securities found in the index. This process is intended to produce a portfolio whose industry weightings, market capitalizations and fundamental characteristics (price-to-book ratios, price-to-earnings ratios, debt-to-asset ratios and dividend yields) closely replicate those of the index. This approach attempts to maximize the fund's liquidity and returns while minimizing its costs.


DERIVATIVES. Portfolio management generally may use futures contracts, which are a type of derivative (a contract whose value is based on, for example, indices, currencies or securities), as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.



The fund may also use various types of derivatives (i) for hedging purposes;
(ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.


SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.



MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.


STOCK MARKET RISK. The fund is affected by how the stock market performs. When stock prices fall, you should expect the value of your investment to fall as well.


INDEXING RISK. An index fund's performance may not exactly replicate the performance of its target index, for several reasons. For example, the fund incurs fees, administrative expenses and transaction costs that the index itself does not. The fund may use sampling techniques (investing in a representative selection of securities included in the index rather than all securities in the index), or the composition of its portfolio may diverge from that of the index. Also, while the exposure of the index to its component securities is by definition 100%, the fund's effective exposure to index securities may be greater or lesser than 100%, and may vary over time.


Because an index fund is designed to maintain a high level of exposure to its target index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.


SMALL COMPANY RISK. Small company stocks tend to be more volatile than medium-sized or large company stocks. Small companies are less widely followed by stock analysts and less information about them is available to investors. Industry-wide reversals may have a greater impact on small companies, since they may lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.



                                       17
PROSPECTUS May 1, 2011                                 DWS Small Cap Index VIP

PAST PERFORMANCE


How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus. This information doesn't reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will reduce returns.


Performance prior to class inception is the historical performance of the fund's original share class (Class A), adjusted to reflect the higher expenses of Class B. Class A is offered in a different prospectus.


CALENDAR YEAR TOTAL RETURNS (%) (Class B)



[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]





  2001      2002        2003       2004       2005      2006       2007        2008       2009     2010
  1.82       -20.78     46.05      17.48      3.99      17.19       -2.16      -34.33     26.27    26.11




Best Quarter: 22.95%, Q2 2003        Worst Quarter: -26.26%, Q4 2008
Year-to-Date as of 3/31/2011: 7.74%

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2010 expressed as a %)


                                       CLASS           1          5         10
                                   INCEPTION        YEAR      YEARS      YEARS
                                 -----------  ----------  ---------  ---------
CLASS B                          4/30/2002        26.11       3.70       5.61
-------------------------------  ---------        -----       ----       ----
RUSSELL 2000( (Reg. TM)) INDEX
(reflects no deduction for
fees, expenses or taxes)                          26.85       4.47       6.33
-------------------------------  ---------        -----       ----       ----

MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.


SUBADVISOR

Northern Trust Investments, Inc.


PORTFOLIO MANAGER(S)

BRENT REEDER. Senior Vice President of Northern Trust Investments, Inc. Portfolio Manager of the fund. Joined the fund in 2007.


PURCHASE AND SALE OF FUND SHARES


THE FUND IS INTENDED FOR USE IN A VARIABLE INSURANCE PRODUCT. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.



TAX INFORMATION


The fund normally distributes its net investment income and realized capital gains, if any, to its shareholders, the separate accounts of participating insurance companies. These distributions may not be taxable to the holders of variable annuity contracts and variable life insurance policies. For information concerning federal income tax consequences for the holders of such contracts or policies, holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.



PAYMENTS TO FINANCIAL INTERMEDIARIES


If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund and its related companies may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's web site for more information.


                                       18
PROSPECTUS May 1, 2011                                 DWS Small Cap Index VIP

FUND DETAILS

ADDITIONAL INFORMATION ABOUT FUND STRATEGIES AND RISKS

--------------------------------------------------------------------------------
 DWS Growth & Income VIP



INVESTMENT OBJECTIVE


The fund seeks long-term growth of capital, current income and growth of income.



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. The fund invests at least 65% of total assets in equities, mainly common stocks. Although the fund can invest in companies of any size and from any country, it invests primarily in large US companies. Portfolio management typically considers large companies to be those companies similar in size to companies included in the Russell 1000 (Reg. TM) Index. As of March 31, 2011, the index had a median market capitalization of $5.86 billion. Portfolio management may favor securities from different industries and companies at different times. At times, the fund's assets may be invested in securities in relatively few industries or sectors.


MANAGEMENT PROCESS. Portfolio management uses both quantitative and fundamental analysis to evaluate each company's stock price relative to the company's earnings, operating trends, market outlook and other measures of performance potential.


Portfolio management will normally sell a stock when it believes the fundamental factors have changed, other investments offer better opportunities or in the course of adjusting the fund's emphasis on or within a given industry.


DERIVATIVES. Portfolio management generally may use futures contracts, which are a type of derivative (a contract whose value is based on, for example, indices, currencies or securities), as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.



The fund may also use various types of derivatives (i) for hedging purposes;
(ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.


SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.


ACTIVE TRADING. The fund may trade actively. This could raise transaction costs (thus lowering returns).



MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.


STOCK MARKET RISK. The fund is affected by how the stock market performs. When stock prices fall, you should expect the value of your investment to fall as well.


Stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price.


FOCUS RISK. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors will have a significant impact on the fund's performance. For example, consumer goods companies could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance.



                                       19
PROSPECTUS May 1, 2011                                            Fund Details

Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

FOREIGN INVESTMENT RISK. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.


Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.


Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the fund's foreign investments.


MEDIUM-SIZED COMPANY RISK. Medium-sized company stocks tend to be more volatile than large company stocks. Medium-sized companies are less widely followed by stock analysts and less information about them is available to investors. Industry-wide reversals may have a greater impact on medium-sized companies, since they lack the financial resources of larger companies. Medium-sized company stocks are typically less liquid than large company stocks.


SMALL COMPANY RISK. Small company stocks tend to be more volatile than medium-sized or large company stocks. Small companies are less widely followed by stock analysts and less information about them is available to investors. Industry-wide reversals may have a greater impact on small companies, since they may lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.


There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price.


This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.


Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may prevent the fund from being able to realize full value and thus sell a security for its full valuation. This could cause a material decline in the fund's net asset value.



                                       20
PROSPECTUS May 1, 2011                                            Fund Details

--------------------------------------------------------------------------------
 DWS Capital Growth VIP



INVESTMENT OBJECTIVE


The fund seeks to provide long-term growth of capital.



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. The fund normally invests at least 65% of total assets in equities, mainly common stocks of US companies. The fund generally focuses on established companies that are similar in size to the companies in the S&P 500( (Reg. TM)) Index (generally 500 of the largest companies in the US) or the Russell 1000( (Reg. TM) )Growth Index (generally those stocks among the 1,000 largest US companies that have above-average price-to-earnings ratios). Although the fund can invest in companies of any size, the fund intends to invest primarily in companies whose market capitalizations fall within the normal range of these indexes. The fund may also invest in other types of equity securities such as preferred stocks or convertible securities. At times, the fund's assets may be invested in securities in relatively few industries or sectors.


MANAGEMENT PROCESS. In choosing stocks, portfolio management begins by utilizing a proprietary quantitative model to rank stocks based on a number of factors including valuation and profitability. Portfolio management also applies fundamental techniques to seek to identify companies that display above-average earnings growth compared to other companies and that have strong product lines, effective management and leadership positions within core markets. The factors considered and models used by the portfolio managers may change over time.


Portfolio management will normally sell a security when it believes the potential risks have increased, its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting the fund's emphasis on a given industry.


SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.



OTHER INVESTMENT STRATEGIES


DERIVATIVES. The fund may use various types of derivatives (a contract whose value is based on, for example, indices, currencies or securities) (i) for hedging purposes; (ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.



MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.


STOCK MARKET RISK. The fund is affected by how the stock market performs. When stock prices fall, you should expect the value of your investment to fall as well.


Stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price.


GROWTH INVESTING RISK. As a category, growth stocks may underperform value stocks (and the stock market as a whole) over any period of time. Because the prices of growth stocks are based largely on the expectation of future earnings, growth stock prices can decline rapidly and significantly in reaction to negative news about such factors as earnings, the economy, political developments, or other news.


A growth company may fail to fulfill apparent promise or may be eclipsed by competitors or its products or its services may be rendered obsolete by new technologies. Growth stocks also typically lack the dividends associated with value stocks that might otherwise cushion investors from the effects of declining stock prices. In addition, growth stocks selected for investment by portfolio management may not perform as anticipated.


FOCUS RISK. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors will have a significant impact on the fund's performance. For example, consumer goods companies could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


MEDIUM-SIZED COMPANY RISK. Medium-sized company stocks tend to be more volatile than large company stocks. Medium-sized companies are less widely followed by stock analysts and less information about them is available to investors. Industry-wide reversals may have a greater



                                       21
PROSPECTUS May 1, 2011                                            Fund Details
impact on medium-sized companies, since they lack the financial resources of larger companies. Medium-sized company stocks are typically less liquid than large company stocks.

SMALL COMPANY RISK. Small company stocks tend to be more volatile than medium-sized or large company stocks. Small companies are less widely followed by stock analysts and less information about them is available to investors. Industry-wide reversals may have a greater impact on small companies, since they may lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.


FOREIGN INVESTMENT RISK. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.


Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.


Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the fund's foreign investments.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.


There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price.


This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.


Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may prevent the fund from being able to realize full value and thus sell a security for its full valuation. This could cause a material decline in the fund's net asset value.

--------------------------------------------------------------------------------
 DWS Global Small Cap Growth VIP



INVESTMENT OBJECTIVE


The fund seeks above-average capital appreciation over the long term.



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. The fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equities of small companies throughout the world (companies with market values similar to the smallest 30% of the companies in the S&P Developed Broad Market Index, formerly the S&P/Citigroup Broad Market Index World). As of December



                                       22
PROSPECTUS May 1, 2011                                            Fund Details

31, 2010, companies in which the fund invests typically have a market capitalization of between $500 million and $5 billion at the time of purchase. As part of the investment process the fund may own stocks even if they are outside this market capitalization range.

The fund may invest up to 20% of total assets in common stocks and other equities of large companies or in debt securities, including up to 5% of net assets in junk bonds (grade BB/Ba and below).


The fund may invest in common stocks and other types of equities such as preferred stocks or convertible securities.


MANAGEMENT PROCESS. While the fund may invest in securities of any country, portfolio management generally focuses on countries with developed economies (including the US). In choosing securities, portfolio management uses a combination of three analytical disciplines:

o BOTTOM-UP RESEARCH. Portfolio management looks for individual companies that it believes have a history of above average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

o GROWTH ORIENTATION. Portfolio management generally looks for companies that it believes have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

o ANALYSIS OF GLOBAL THEMES. Portfolio management considers global economic outlooks, seeking to identify industries and companies that are likely to benefit from social, political and economic changes.

Portfolio management will normally sell a stock when they believe its price is unlikely to go much higher, its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting the fund's exposure to a given country.


SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.



OTHER INVESTMENT STRATEGIES


DERIVATIVES. The fund may use various types of derivatives (a contract whose value is based on, for example, indices, currencies or securities) (i) for hedging purposes; (ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.



MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.


STOCK MARKET RISK. The fund is affected by how the stock market performs. When stock prices fall, you should expect the value of your investment to fall as well.


Stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price.


SMALL COMPANY RISK. Small company stocks tend to be more volatile than medium-sized or large company stocks. Small companies are less widely followed by stock analysts and less information about them is available to investors. Industry-wide reversals may have a greater impact on small companies, since they may lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.


FOREIGN INVESTMENT RISK. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.


Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.


Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the fund's foreign investments.



                                       23
PROSPECTUS May 1, 2011                                            Fund Details

EMERGING MARKETS RISK. Foreign investment risks are greater in emerging markets than in developed markets. Investments in emerging markets are often considered speculative.


Emerging market countries typically have economic and political systems that are less developed, and can be expected to be less stable than developed markets. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


GROWTH INVESTING RISK. As a category, growth stocks may underperform value stocks (and the stock market as a whole) over any period of time. Because the prices of growth stocks are based largely on the expectation of future earnings, growth stock prices can decline rapidly and significantly in reaction to negative news about such factors as earnings, the economy, political developments, or other news.


A growth company may fail to fulfill apparent promise or may be eclipsed by competitors or its products or its services may be rendered obsolete by new technologies. Growth stocks also typically lack the dividends associated with value stocks that might otherwise cushion investors from the effects of declining stock prices. In addition, growth stocks selected for investment by portfolio management may not perform as anticipated.


CREDIT RISK. The fund's performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in a payment default, security downgrade or inability to meet a financial obligation. Credit risk is greater for lower-rated securities.


Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth highest category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade debt securities.


INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund's debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.)


PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund's share price and yield and could hurt fund performance.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price.


This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.


Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may prevent the fund from being able to realize full value and thus sell a security for its full valuation. This could cause a material decline in the fund's net asset value.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.


There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.



                                       24
PROSPECTUS May 1, 2011                                            Fund Details

COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.

--------------------------------------------------------------------------------
 DWS International VIP



INVESTMENT OBJECTIVE


The fund seeks long-term growth of capital.



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. Although the fund can invest in companies of any size and from any country, it invests mainly in common stocks of established companies in countries with developed economies (other than the United States). The fund's equity investments may also include preferred stocks, depositary receipts and other securities with equity characteristics, such as convertible securities and warrants.


MANAGEMENT PROCESS. Portfolio management aims to add value through stock selection. The investment team utilizes a proprietary investment process designed to identify attractive investment candidates from an extensive pool of fundamental research resources, which identify investments that may offer the potential for price appreciation. The investment process also takes into consideration various factors - including country and sector weightings, style and other risk targets relative to the benchmark - and assists portfolio management in devising allocations among particular securities. Portfolio management may buy a security when its research resources indicate the potential for future upside price appreciation or their investment process identifies an attractive investment opportunity. Conversely, portfolio management may sell a security when its research resources indicate limited future upside or their investment process identifies more attractive investment opportunities elsewhere.


DERIVATIVES. Portfolio management generally may use futures contracts, which are a type of derivative (a contract whose value is based on, for example, indices, currencies or securities) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions. In addition, portfolio management generally may use forward currency contracts to hedge the fund's exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings or to facilitate transactions in foreign currency denominated securities. Portfolio management generally may use structured notes to gain exposure to local shares in foreign markets.


The fund may also use various types of derivatives (i) for hedging purposes;
(ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.


SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.


ACTIVE TRADING. The fund may trade actively. This could raise transaction costs (thus lowering returns).



MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.


FOREIGN INVESTMENT RISK. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.


Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.


Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the fund's foreign investments.



                                       25
PROSPECTUS May 1, 2011                                            Fund Details

EMERGING MARKETS RISK. Foreign investment risks are greater in emerging markets than in developed markets. Investments in emerging markets are often considered speculative.


Emerging market countries typically have economic and political systems that are less developed, and can be expected to be less stable than developed markets. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation.


STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock's issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. To the extent that the fund invests in a particular geographic region or market sector, performance will be affected by that region's general performance.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price.


This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.


Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may prevent the fund from being able to realize full value and thus sell a security for its full valuation. This could cause a material decline in the fund's net asset value.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.


There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


CREDIT RISK. The fund's performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in a payment default, security downgrade or inability to meet a financial obligation.


Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth highest category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade debt securities.


For securities that rely on third-party guarantors to support their credit quality, the same risks may apply if the financial condition of the guarantor deteriorates or the guarantor ceases insuring municipal bonds. Because guarantors may insure many types of bonds, including subprime mortgage bonds and other high-risk bonds, their financial condition could deteriorate as a result of events that have little or no connection to securities owned by the fund.


INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund's debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.)


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.



                                       26
PROSPECTUS May 1, 2011                                            Fund Details

--------------------------------------------------------------------------------
 DWS Equity 500 Index VIP



INVESTMENT OBJECTIVE


The fund seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500( (Reg. TM)) Index"), which emphasizes stocks of large US companies.



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. Under normal circumstances, the fund intends to invest at least 80% of assets, determined at the time of purchase, in stocks of companies included in the S&P 500 (Reg. TM) Index and in derivative instruments, such as futures contracts and options, that provide exposure to the stocks of companies in the index. The fund's securities are weighted to attempt to make the fund's total investment characteristics similar to those of the index as a whole. The fund may also hold short-term debt securities and money market instruments.


The S&P 500 (Reg. TM) INDEX is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the US. Stocks in the S&P 500 (Reg. TM) Index are weighted according to their total market value. The fund is not sponsored, endorsed, sold or promoted by the Standard & Poor's (S&P) Division of The McGraw-Hill Companies, Inc.


MANAGEMENT PROCESS. Portfolio management uses quantitative analysis techniques to structure the fund to seek to obtain a high correlation to the index while seeking to keep the fund as fully invested as possible in all market environments. Portfolio management seeks a long-term correlation between fund performance, before expenses, and the index of 98% or better (perfect correlation being 100%). The fund uses an optimization strategy, buying the largest stocks in the index in approximately the same proportion they represent in the index, then investing in a statistically selected sample of the smaller securities found in the index.


This Portfolio's optimization process is intended to produce a portfolio whose industry weightings, market capitalizations and fundamental characteristics (price-to-book ratios, price-to-earnings ratios, debt-to-asset ratios and dividend yields) closely replicate those of the index. This approach attempts to maximize the Portfolio's liquidity and returns while minimizing its costs.


Portfolio management may limit or avoid exposure to any stock in the index if it believes the stock is illiquid or that extraordinary conditions have cast doubt on its merits. Conversely, portfolio management may gain exposure to a stock not included in the index when it believes such exposure is consistent with the Portfolio's goal. For example, in anticipation of a stock being added to the index).


DERIVATIVES. Portfolio management generally may use futures contracts, which are a type of derivative (a contract whose value is based on, for example, indices, currencies or securities), as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.



The fund may also use various types of derivatives (i) for hedging purposes;
(ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.


SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.



MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.


STOCK MARKET RISK. The fund is affected by how the stock market performs. When stock prices fall, you should expect the value of your investment to fall as well.


Stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price.


INDEXING RISK. An index fund's performance may not exactly replicate the performance of its target index, for several reasons. For example, the fund incurs fees, administrative expenses and transaction costs that the index itself does not. The fund may use sampling techniques (investing in a representative selection of securities included in the index rather than all securities in the index), or the composition of its portfolio may diverge from that of the index. Also, while the exposure of the index to its component securities is by definition 100%, the fund's effective exposure to index securities may be greater or lesser than 100%, and may vary over time.


Because an index fund is designed to maintain a high level of exposure to its target index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a



                                       27
PROSPECTUS May 1, 2011                                            Fund Details
counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.

There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

--------------------------------------------------------------------------------
 DWS Small Cap Index VIP



INVESTMENT OBJECTIVE


The fund seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000( (Reg. TM) )Index, which emphasizes stocks of small US companies.



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. Under normal circumstances, the fund invests at least 80% of its assets, determined at the time of purchase, in stocks of companies included in the Russell 2000 Index (Reg. TM) and in derivative instruments, such as stock index futures contracts and options that provide exposure to the stocks of companies in the index. The fund's securities are weighted to attempt to make the fund's total investment characteristics similar to those of the index as a whole. Portfolio management may limit or avoid exposure to any stock in the index if it believes the stock is illiquid or that extraordinary conditions have cast doubt on its merits. Conversely, portfolio management may gain exposure to a stock not included in the index when it believes such exposure is consistent with the fund's goal (for example, in anticipation of a stock being added to the index). The fund may also hold short-term debt securities and money market instruments for liquidity purposes.


The RUSSELL 2000 (Reg. TM) INDEX( )is a well-known stock market index that measures the performance of the 2,000 smallest companies in the Russell 3000 (Reg. TM) Index, which represent approximately 8% of the market capitalization of the Russell 3000 (Reg. TM) Index. Stocks in the Russell 2000 (Reg. TM) Index( )are weighted according to their total market value. As of March 31, 2011, the Russell 2000 (Reg. TM) Index had a median market capitalization of $0.56 billion.


MANAGEMENT PROCESS. Portfolio management uses quantitative analysis techniques to structure the fund to obtain a high correlation to the index while seeking to keep the fund as fully invested as possible in all market environments. Portfolio management seeks a long-term correlation between fund performance, before expenses, and the index of 98% or better (perfect correlation being 100%). The fund uses an optimization strategy, buying the largest stocks in the index in approximately the same proportion they represent in the index, then investing in a statistically selected sample of the smaller securities found in the index. This process is intended to produce a portfolio whose industry weightings, market capitalizations and fundamental characteristics (price-to-book ratios, price-to-earnings ratios, debt-to-asset ratios and dividend yields) closely replicate those of the index. This approach attempts to maximize the fund's liquidity and returns while minimizing its costs.


INDEX INVESTING VERSUS ACTIVE MANAGEMENT. Active management involves portfolio management buying and selling securities based on research and analysis. Unlike a fund that is actively managed, an index fund tries to replicate the performance of a target index by holding either all, or a representative sample, of the securities in the index.


DERIVATIVES. Portfolio management generally may use futures contracts, which are a type of derivative (a contract whose value is based on, for example, indices, currencies or securities), as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.



The fund may also use various types of derivatives (i) for hedging purposes;
(ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.


SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.



MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.



                                       28
PROSPECTUS May 1, 2011                                            Fund Details

STOCK MARKET RISK. The fund is affected by how the stock market performs. When stock prices fall, you should expect the value of your investment to fall as well.


Stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price.


INDEXING RISK. An index fund's performance may not exactly replicate the performance of its target index, for several reasons. For example, the fund incurs fees, administrative expenses and transaction costs that the index itself does not. The fund may use sampling techniques (investing in a representative selection of securities included in the index rather than all securities in the index), or the composition of its portfolio may diverge from that of the index. Also, while the exposure of the index to its component securities is by definition 100%, the fund's effective exposure to index securities may be greater or lesser than 100%, and may vary over time.


Because an index fund is designed to maintain a high level of exposure to its target index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.


SMALL COMPANY RISK. Small company stocks tend to be more volatile than medium-sized or large company stocks. Small companies are less widely followed by stock analysts and less information about them is available to investors. Industry-wide reversals may have a greater impact on small companies, since they may lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.


There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price.


This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.


Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may prevent the fund from being able to realize full value and thus sell a security for its full valuation. This could cause a material decline in the fund's net asset value.



OTHER POLICIES AND RISKS


While the previous pages describe the main points of each fund's strategy and risks, there are a few other matters to know about:

o Although major changes tend to be infrequent, each fund's Board could change a fund's investment objective without seeking shareholder approval.
   However, the Board of DWS Global Small Cap Growth VIP, DWS Equity 500 Index VIP and DWS Small Cap Index VIP will provide shareholders with at least 60 days notice prior to making any changes to the fund's 80% investment policy as described herein.



                                       29
PROSPECTUS May 1, 2011                                            Fund Details

o The following is applicable to all funds except DWS Equity 500 Index VIP and DWS Small Cap Index VIP. When in the Advisor's opinion it is advisable to adopt a temporary defensive position because of unusual and adverse or other market conditions, up to 100% of each fund's assets may be held in cash or invested in money market securities or other short-term investments. Short-term investments consist of (1) foreign and domestic obligations of sovereign governments and their agencies and instrumentalities, authorities and political subdivisions; (2) other short-term rated debt securities or, if unrated, determined to be of comparable quality in the opinion of the Advisor; (3) commercial paper; (4) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (5) repurchase agreements.
   Short-term investments may also include shares of money market mutual funds. To the extent a fund invests in such instruments, the fund will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in volatile market conditions.

o Portfolio management measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, its own judgment. All securities must meet the credit quality standards applied by portfolio management at the time they are purchased. If a security's credit quality changes, portfolio management will decide what to do with the security, based on its assessment of what would most benefit a fund.

o Certain DWS funds-of-funds are permitted to invest in other DWS funds. As a result, a fund may have large inflows or outflows of cash from time to time. This could have adverse effects on a fund's performance if a fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase a fund's transaction costs.


FOR MORE INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in each fund.


If you want more information on each fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).


Keep in mind that there is no assurance that a fund will achieve its investment objective.


A complete list of each fund's portfolio holdings as of the month-end is posted on www.dws-investments.com on or after the last day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. The posted portfolio holdings information is available by fund and generally remains accessible at least until the date on which a fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. In addition, each fund's top ten equity holdings and other fund information is posted on www.dws-investments.com as of the calendar quarter-end on or after the 10th calendar day following quarter-end. Each fund's Statement of Additional Information includes a description of a fund's policies and procedures with respect to the disclosure of a fund's portfolio holdings.



WHO MANAGES AND OVERSEES THE FUNDS


THE INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for each fund. Under the oversight of the Board, the Advisor, or a subadvisor, makes investment decisions, buys and sells securities for each fund and conducts research that leads to these purchase and sale decisions. The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance. The Advisor and its predecessors have more than 80 years of experience managing mutual funds and provide a full range of global investment advisory services to institutional and retail clients.


DWS Investments is part of the Asset Management division of Deutsche Bank AG and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, DIMA and DWS Trust Company. DWS Investments is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.


The Advisor may utilize the resources of its global investment platform to provide investment management services through branch offices located outside the US. In some cases, the Advisor may also utilize its branch offices or affiliates located in the US or outside the US to perform certain services such as trade execution, trade matching and settlement, or various administrative, back-office or other services. To the extent services are performed outside the US, such activity may be subject to both US and foreign regulation. It is possible that the jurisdiction in which the Advisor or its affiliate performs such services may impose restrictions or limitations on portfolio transactions that are different from, and in addition to, those that apply in the US.



                                       30
PROSPECTUS May 1, 2011                                            Fund Details

MANAGEMENT FEE. The Advisor receives a management fee from each fund. Below is the management rate paid by each fund for the most recent fiscal year, as a percentage of each fund's average daily net assets:




FUND NAME                      FEE PAID
-------------------------  ------------
DWS Growth & Income VIP         0.36%*
-------------------------       ----
DWS Capital Growth VIP          0.37%*
-------------------------       ----
DWS Global Small Cap
Growth VIP                      0.82%*
-------------------------       ----
DWS International VIP          0.79  %
-------------------------      -----
DWS Equity 500 Index VIP       0.20  %
--------------------------     -----
DWS Small Cap Index VIP         0.35%*
--------------------------     -----

* Reflecting the effect of expense limitations and/or fee waivers then in effect.

For DWS Global Small Cap Growth VIP, the Advisor has contractually agreed through September 30, 2011 to waive and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses at 1.40% (excluding extraordinary expenses, taxes, brokerage and interest expense) for Class B. The agreement may only be terminated with the consent of the fund's Board.


A discussion regarding the basis for the Board renewal of each fund's investment management agreement and, as applicable, subadvisory agreement, and sub-subadvisory agreement is contained in the shareholder report for the annual period ended December 31 (see "Shareholder reports" on the back cover).


Under a separate administrative services agreement between each fund and the Advisor, each fund pays the Advisor a fee of 0.10% for providing most of each fund's administrative services. The administrative services fee discussed above is included in the fees and expenses table under "Other expenses."


SUBADVISOR FOR DWS GROWTH & INCOME VIP

The subadvisor for DWS Growth & Income VIP is QS Investors, LLC located at 880 Third Avenue, New York, NY 10022. Founded in 2010, QS Investors manages and advises assets on behalf of institutional clients and retail funds, providing global expertise in research, portfolio management and quantitative analysis. Under the oversight of DIMA and the Board, QS Investors makes the investment decisions and buys and sells securities for the fund. DIMA pays a fee to QS Investors pursuant to an investment subadvisory agreement between DIMA and QS Investors.


SUBADVISOR FOR DWS EQUITY 500 INDEX VIP AND DWS SMALL CAP INDEX VIP


Northern Trust Investments, Inc. ("NTI"), the subadvisor for DWS Equity 500 Index VIP and DWS Small Cap Index VIP, is located at 50 South LaSalle Street, Chicago, IL 60603. Formerly known and conducting business as Northern Trust Investments, N.A., NTI, an indirect subsidiary of Northern Trust Corporation, is an Illinois state banking corporation and an investment adviser registered under the Investment Advisers Act of 1940, as amended. Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed assets for institutional and individual separately managed accounts, investment companies and bank common and collective funds.


Northern Trust Corporation is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended.


As of December 31, 2010, Northern Trust Corporation, through its subsidiaries, had assets under custody of $4.1 trillion, and assets under investment management of $643.6 billion.


MULTI-MANAGER STRUCTURE. The Advisor, subject to the approval of the Board, has ultimate responsibility to recommend the hiring, termination and replacement of subadvisors. Each fund and the Advisor have received an order from the SEC that allows each fund and the Advisor to utilize a multi-manager structure in managing each fund's assets. Pursuant to the SEC order, the Advisor, with the approval of each fund's Board, is permitted to select subadvisors that are not affiliates of the Advisor ("non-affiliated subadvisors") to manage all or a portion of each fund's assets without obtaining shareholder approval. The Advisor also has the discretion to terminate any subadvisor and allocate and reallocate each fund's assets among any non-affiliated subadvisors. The SEC order also permits the Advisor, subject to the approval of the Board, to materially amend an existing subadvisory agreement with a non-affiliated subadvisor without shareholder approval. Each fund and the Advisor are subject to the conditions imposed by the SEC order, including the condition that within 90 days of hiring of a new non-affiliated subadvisor, each fund will provide shareholders with an information statement containing information about the new non-affiliated subadvisor.


Each fund and the Advisor have also filed an exemptive application with the SEC requesting an order that would extend the relief granted with respect to non-affiliated subadvisors to certain subadvisors that are affiliates of the Advisor ("affiliated subadvisors"). If such relief is granted by the SEC, the Advisor, with the approval of each fund's Board, would be able to hire non-affiliated and/or affiliated subadvisors to manage all or a portion of each fund's assets without obtaining shareholder approval. The Advisor would also have the discretion to terminate any subadvisor and allocate and reallocate each fund's assets among any other subadvisors (including terminating a non-affiliated subadvisor and replacing them with an affiliated subadvisor). The Advisor, subject to the approval of the Board, would also be able to materially amend an existing subadvisory agreement with any such subadvisor without



                                       31
PROSPECTUS May 1, 2011                                            Fund Details
shareholder approval. There can be no assurance that such relief will be granted by the SEC. Each fund and the Advisor will be subject to any new conditions imposed by the SEC.


MANAGEMENT


DWS GROWTH & INCOME VIP

ROBERT WANG, HEAD OF PORTFOLIO MANAGEMENT AND TRADING, QS INVESTORS. Began managing the fund in 2007.

o Joined QS Investors in 2010 after 28 years of experience of trading fixed income, foreign exchange and derivative products at Deutsche Asset Management and J.P. Morgan.

o  BS, The Wharton School, University of Pennsylvania.

RUSSELL SHTERN, HEAD OF EQUITY PORTFOLIO MANAGEMENT AND TRADING, QS INVESTORS. Began managing the fund in 2010.

o Joined QS Investors in 2010 after 11 years of experience as a portfolio manager and trader's assistant with Deutsche Asset Management.

o  BBA, Pace University.


DWS CAPITAL GROWTH VIP

OWEN FITZPATRICK, CFA, MANAGING DIRECTOR. Lead Manager of the fund. Joined the fund in 2009.

o  Joined Deutsche Asset Management in 2009.

o Prior to joining Deutsche Asset Management, Managing Director of Deutsche Bank Private Wealth Management and served as head of U.S. Equity Strategy and manager of the U.S. large cap core, value and growth portfolios and member of the U.S. Investment Committee and head of the Equity Strategy Group.

o Previous experience includes over 21 years of experience in trust and investment management. Prior to joining Deutsche Bank in 1995, managed an equity income fund, trust and advisory relationships for Princeton Bank & Trust Company, where he was also responsible for research coverage of the consumer cyclical sector. Previously served as a portfolio manager at Manufacturer's Hanover Trust Company.

o  BA and MBA, Fordham University.

THOMAS M. HYNES, JR., CFA, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2009.

o Joined Deutsche Asset Management in 1995, served in DB Private Wealth Management from 1995-2004; served as US equity portfolio manager at Citigroup Asset Management from 2004-2007; rejoined Deutsche Asset Management in 2007.

o  Portfolio manager for US Large Cap Equity: New York.

o  BS, Fordham University.

BRENDAN O'NEILL, CFA, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2009.

o  Joined Deutsche Asset Management in 2000.

o Equity Research Analyst covering the financial services sector from 2001-2009.


o  Previously served as a member of the Large Cap Core Equity team.

o  BA, Queens College, CUNY; MS, Zicklin School of Business, Baruch College.


DWS GLOBAL SMALL CAP GROWTH VIP

JOSEPH AXTELL, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2002.

o  Joined Deutsche Asset Management in 2001.

o Senior analyst at Merrill Lynch Investment Managers for the international equity portion of a global balanced portfolio (1996-2001).

o  Director, International Research at PCM International (1989-1996).

o Associate manager, structured debt and equity group at Prudential Capital Corporation (1988-1989).

o  Analyst at Prudential-Bache Capital Funding in London (1987-1988).

o Equity analyst in the health care sector at Prudential Equity Management Associates (1985-1987).

o  BS, Carlson School of Management, University of Minnesota.


DWS INTERNATIONAL VIP

THOMAS VOECKING, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2011.

o Joined Deutsche Asset Management in 1991 as a project manager in Global Technology Services before becoming responsible for the performance measurement of institutional client portfolios. Other company positions include analyst at DB Research, Head of the Strategic Asset Consulting team, and overlay portfolio manager and product specialist.

o  Portfolio Manager, Market Research Strategies: Frankfurt.

o  MS, University of Muenster.

JASON E. INZER, DIRECTOR. Portfolio Manager of the fund. Joined the fund in
2011.

o Joined Deutsche Asset Management in 1997 as technology manager for Japan equity research. In 2003, became head of research analytics for global research.

o  Portfolio Manager, Market Research Strategies: New York.

o  BA, The Ohio State University.


DWS EQUITY 500 INDEX VIP

BRENT REEDER. Senior Vice President of Northern Trust Investments, Inc. Portfolio Manager of the fund. Joined the fund in 2007.

o Joined Northern Trust Investments, Inc. in 1993; for the past eight years, he has managed quantitative equity portfolios.


DWS SMALL CAP INDEX VIP

BRENT REEDER. Senior Vice President of Northern Trust Investments, Inc. Portfolio Manager of the fund. Joined the fund in 2007.



                                       32
PROSPECTUS May 1, 2011                                            Fund Details

o Joined Northern Trust Investments, Inc. in 1993; for the past eight years, he has managed quantitative equity portfolios.

Each fund's Statement of Additional Information provides additional information about a portfolio manager's investments in each fund, a description of the portfolio management compensation structure and information regarding other accounts managed.


                                       33
PROSPECTUS May 1, 2011                                            Fund Details

INVESTING IN THE FUNDS

YOUR INVESTMENT IN THE FUNDS

The information in this section may affect anyone who selects one or more funds as an investment option in a variable annuity contract or variable life insurance policy that offers one or more funds. These contracts and policies are described in separate prospectuses issued by participating insurance companies. Each fund assumes no responsibility for such prospectuses.



POLICIES ABOUT TRANSACTIONS


The information in this prospectus applies to Class B shares of each fund and for DWS Equity 500 VIP only, Class B2 shares. Each fund may offer two classes of shares (except DWS Equity 500 Index VIP, which offers three classes of shares). Class B and Class B2 shares are offered at net asset value and are subject to 12b-1 fees.


Technically, the shareholders of DWS Variable Series I and DWS Investments VIT Funds (which includes each fund just described) are the participating insurance companies (the "insurance companies") that offer each fund as choices for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies may pass through voting rights to the contract owners. Each fund does not sell shares directly to the public. Each fund sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to a fund by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract. Depending on context in the prospectus, the terms "you" and "yours" refer to either a contract owner or to the insurance company that issues the contract. References to "buying," "purchasing" or "holding" fund shares refer only to the insurance company, not the contract owner.


Please bear in mind that there are important differences between DWS retail funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike a fund, are not sold to insurance company separate accounts to fund investments in variable insurance contracts. In addition, the investment objective, policies and strategies of a fund, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than a fund and have different expense ratios than a fund. As a result, the performance of a fund and a Retail Fund will differ.


Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from a fund, orderly portfolio management could be disrupted to the potential detriment of shareholders of that fund.


Each fund has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. This means that when an insurance company opens an account, a fund will ask for its name, address and other information that will allow a fund to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.


For certain insurance companies, a fund might request additional information (for instance, a fund would ask for documents such as the insurance company's articles of incorporation) to help a fund verify the insurance company's identity.


Each fund will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.


Each fund may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.



BUYING AND SELLING SHARES


Each FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. Each fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).



                                       34
PROSPECTUS May 1, 2011                                  Investing in the Funds

Each fund continuously sells shares to each insurance company separate account, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed by the insurance company. The insurance company offers contract owners units in its separate accounts which correspond to shares in a fund. Each insurance company submits purchase and redemption orders to a fund based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed by the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.



IMPORTANT INFORMATION ABOUT BUYING AND SELLING SHARES

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day each fund is open for business.

o Unless otherwise instructed, each fund normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  Each fund does not issue share certificates.

o  Each fund reserves the right to reject purchases of shares for any reason.

o Each fund reserves the right to withdraw or suspend the offering of shares at any time.

o Each fund reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a fund from disposing of its portfolio securities or pricing its shares.

o Each fund may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of each fund, they are deemed to be in each fund's best interests or when each fund is requested or compelled to do so by governmental authority or by applicable law.


o Each fund may close and liquidate an account if a fund is unable to verify provided information, or for other reasons; if a fund decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the fund shares and may incur tax liability.

o Each fund may pay for shares sold by "redeeming in kind," that is, by distributing to you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; each fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of each fund's net assets, whichever is less.

o A purchase order from an insurance company separate account may not be accepted if the sale of fund shares has been suspended or if it is determined that the purchase would be detrimental to the interests of a fund.

MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of fund shares may present risks to each fund's long-term shareholders (as used herein, the term "shareholders" may refer to the contract owners), including potential dilution in the value of fund shares, interference with the efficient management of a fund (including losses on the sale of investments), realized gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if a fund invests in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in fund valuation that arise from the nature of the securities held by a fund (e.g., "time zone arbitrage"). Each fund has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.


Pursuant to these policies, each fund reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, a fund may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to a fund. Each fund, through its Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same fund's shares. Each fund may take other trading activity



                                       35
PROSPECTUS May 1, 2011                                  Investing in the Funds
into account if a fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.


Shareholders are limited to four roundtrip transactions in the same fund over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same fund within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that fund. Each fund has sole discretion whether to remove a block from a shareholder's account (e.g., such as when the Advisor has determined that the transactions were not abusive or harmful to the fund). The rights of a shareholder to redeem shares of each fund are not affected by the four roundtrip transaction limitation.


The Advisor may make exceptions to the roundtrip transaction policy for certain types of transactions if in its opinion the transactions do not represent short-term or excessive trading or are not abusive or harmful to each fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by each fund or administrator and transactions by certain qualified fund-of-fund(s).


In certain circumstances, each fund may rely upon the policy of the insurance company or other financial intermediary to deter short-term or excessive trading if the Advisor believes that the policy of such insurance company or other financial intermediary is reasonably designed to detect and deter transactions that are not in the best interests of each fund. An insurance company's or other financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than each fund's policies, may permit certain transactions not permitted by each fund's policies, or prohibit transactions not subject to each fund's policies.


The Advisor may also accept undertakings from an insurance company or other financial intermediary to enforce short-term or excessive trading policies on behalf of each fund that provide a substantially similar level of protection for each fund against such transactions. For example, certain insurance companies may have contractual or legal restrictions, or operational constraints, that prevent them from blocking an account. In such instances, the Advisor may permit the insurance company to use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.


In addition, to the extent that each fund invests some portion of its assets in foreign securities, each fund has adopted certain fair valuation practices intended to protect each fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in fund valuation that arise from the nature of the securities held by each fund. (See "How each fund Calculates Share Price.")


There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying contract holders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. The Advisor reviews trading activity at the separate account level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the separate account level, the Advisor will contact the insurance company or other financial intermediary to request underlying contract holder activity. Depending on the amount of fund shares held in such separate account (which may represent most of each fund's shares), short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in each fund. If short-term or excessive trading is identified, the Advisor will take appropriate action.


Each fund's market timing policies and procedures may be modified or terminated at any time.



HOW TO RECEIVE ACCOUNT INFORMATION

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.


Please see the contract prospectus that accompanies this prospectus for the customer service phone number.



HOW TO SELECT SHARES

Shares in a fund are available in connection with certain variable annuity and life insurance arrangements. Each insurance company has different provisions about how and when their contract owners may select fund shares. Each insurance company is responsible for communicating its contract owners' instructions to a fund. Contract owners should contact their insurance company to effect transactions in connection with a fund.



FINANCIAL INTERMEDIARY SUPPORT PAYMENTS


The Advisor, DWS Investments Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to each fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of each fund, any record keeping/sub-transfer agency/networking fees payable by each fund (generally through the Distributor or an affiliate) and/or the Distributor



                                       36
PROSPECTUS May 1, 2011                                  Investing in the Funds
to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing a fund with "shelf space" or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of each fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.


The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares or the retention and/or servicing of investors and DWS fund shares to financial advisors in amounts that generally range from 0.01% up to 0.26% of assets of each fund serviced and maintained by the financial advisor, 0.05% to 0.25% of sales of each fund attributable to the financial advisor, a flat fee of $4,000 up to $125,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of each fund or of any particular share class of each fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of each fund. Additional information regarding these revenue sharing payments is included in each fund's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).


The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. or ExpertPlan Inc. on the DWS Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.


It is likely that broker-dealers that execute portfolio transactions for each fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for each fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.



HOW EACH FUND CALCULATES SHARE PRICE


To calculate net asset value per share, or NAV, each fund uses the following equation:



        TOTAL          TOTAL                  TOTAL NUMBER OF
               -                       /                        =    NAV
  (                               )
       ASSETS       LIABILITIES             SHARES OUTSTANDING

The price at which you buy and sell shares for each fund is the NAV.


WE TYPICALLY VALUE SECURITIES USING INFORMATION FURNISHED BY AN INDEPENDENT PRICING SERVICE OR MARKET QUOTATIONS, WHERE APPROPRIATE. However, we may use methods approved by the Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of a portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, a portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value



                                       37
PROSPECTUS May 1, 2011                                  Investing in the Funds
realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be a portfolio's use of fair value pricing. This is intended to reduce a portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")

To the extent that a fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell fund shares through the contract. This is because some foreign markets are open on days and at times when each fund doesn't price the shares.



DISTRIBUTIONS


Each fund intends to declare and distribute dividends from their net investment income and capital gains, if any, annually. Each fund may make additional distributions if necessary.


All distributions will be reinvested in shares of a fund unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the relevant fund for federal income tax purposes.



TAXES


Each fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to meet all requirements necessary to avoid paying any federal income or excise taxes.


Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1-2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.


In order for investors to receive the favorable federal income tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. Each fund intends to comply with these requirements. If a fund or separate account does not meet such requirements or if a fund were to fail to qualify as a regulated investment company for any taxable year and could not or did not cure such failure, income allocable to the contracts associated with the separate account may be taxable currently for federal income tax purposes to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.


Under Treasury regulations, insurance companies holding the separate accounts may have to report to the IRS losses above a certain amount resulting from a sale or disposition of a fund's shares.


The discussion above is generally based on the assumption that shares of a fund will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the IRS finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous federal income tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available. In that situation, the person or persons determined to own the fund shares will be currently taxed on fund distributions, and on the proceeds of any redemption of fund shares, under the Code.


Fund investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.


Certain of each fund's investments in certain debt obligations may cause each fund to recognize taxable income in excess of the cash generated by such obligation. Thus, each fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.


The preceding is a brief summary of certain of the relevant federal income tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible federal, foreign, state or local taxes.



MARKETING AND DISTRIBUTION FEES


Class B and Class B2 shares are referred to collectively as "Class B shares." DWS Investments Distributors, Inc., a subsidiary of the Advisor, is each fund's distributor.


DWS Variable Series I and DWS Investments VIT Funds have each adopted a 12b-1 plan for all Class B shares. Under this plan, each fund pays a fee to the Distributor, which in turn remits fees to participating insurance companies for various costs incurred or paid by these companies in connection with marketing and distributing Class B shares of a fund. Depending on the participating insurance company's corporate structure and applicable state law, the Distributor may remit payments to the participating



                                       38
PROSPECTUS May 1, 2011                                  Investing in the Funds
insurance company's affiliated broker-dealers or another affiliated company rather than to the participating insurance company itself.

The plan provides that DWS Variable Series I and DWS Investments VIT Funds have each, on behalf of each applicable fund, will pay DWS Investments Distributors, Inc., as distributor, a fee of up to 0.25% of the average daily net assets of the fund attributable to each applicable fund's Class B shares. Under the plan, a fund may make quarterly payments to the Distributor for remittance to a participating insurance company for distribution and shareholder servicing related expenses incurred or paid by the participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of 0.25% of the average daily net assets of Class B shares of the funds attributable to that participating insurance company's variable annuity contracts and variable life insurance policies during that quarterly period.


Because 12b-1 fees for Class B shares are paid out of fund assets on an ongoing basis, they will, over time, increase the cost of investment in Class B shares and may cost more than other types of sales charges.


Examples of expenses payable under the plan include the costs of printing and mailing materials (such as fund prospectuses, shareholder reports, fund advertisements and sales literature), holding seminars and sales meetings, providing customer service to policyholders and sales compensation.


                                       39
PROSPECTUS May 1, 2011                                  Investing in the Funds

FINANCIAL HIGHLIGHTS

The financial highlights are designed to help you understand recent financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in a fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with each fund's financial statements, is included in each fund's annual report (see "Shareholder reports" on the back cover). This information doesn't reflect charges and fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These charges and fees will reduce returns.


DWS GROWTH & INCOME VIP - CLASS B




YEARS ENDED DECEMBER 31,                             2010        2009         2008         2007           2006
------------------------------------------------  ----------  ----------  -----------  -----------  ---------------
SELECTED PER SHARE DATA
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $  6.70     $  5.12     $  10.77     $  10.90       $   9.68
------------------------------------------------   -------     -------     --------     --------       --------
Income (loss) from investment operations:
  Net investment income (loss)(a)                      .07         .08          .08          .09            .09 (c)
------------------------------------------------   -------     -------     --------     --------       --------
  Net realized and unrealized gain (loss)              .87        1.60       ( 3.42)         .02           1.19
------------------------------------------------   -------     -------     --------     --------       --------
  TOTAL FROM INVESTMENT OPERATIONS                     .94        1.68       ( 3.34)         .11           1.28
------------------------------------------------   -------     -------     --------     --------       --------
Less distributions from:
  Net investment income                              ( .09)      ( .10)      (  .15)      (  .09)        (  .06)
------------------------------------------------   -------     -------     --------     --------       --------
  Net realized gains                                     -           -       ( 2.16)      (  .15)             -
------------------------------------------------   -------     -------     --------     --------       --------
  TOTAL DISTRIBUTIONS                                ( .09)      ( .10)      ( 2.31)      (  .24)        (  .06)
------------------------------------------------   -------     -------     --------     --------       --------
NET ASSET VALUE, END OF PERIOD                     $  7.55     $  6.70     $   5.12     $  10.77       $  10.90
------------------------------------------------   -------     -------     --------     --------       --------
Total Return (%)(b)                                  14.12       33.64       (38.29)        1.00          13.28 (c)
------------------------------------------------   -------     -------     --------     --------       --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                   2           2            2           15             52
------------------------------------------------   -------     -------     --------     --------       --------
Ratio of expenses before expense reductions (%)        .88         .89          .82          .95            .94
-------------------------------------------------  -------     -------     --------     --------       --------
Ratio of expenses after expense reductions (%)         .85         .80          .77          .92            .89
-------------------------------------------------  -------     -------     --------     --------       --------
Ratio of net investment income (loss) (%)             1.07        1.48         1.12          .82            .89 (c)
-------------------------------------------------  -------     -------     --------     --------       --------
Portfolio turnover rate (%)                            145          82          130          310            105
-------------------------------------------------  -------     -------     --------     --------       --------

(a)        Based on average shares outstanding during the period.
(b) Total return would have been lower had certain expenses not been reduced.
(c) Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.007 per share and an increase in the ratio of net investment income of 0.07%. Excluding this non-recurring income, total return would have been 0.06% lower.


                                       40
PROSPECTUS May 1, 2011                                    Financial Highlights

DWS CAPITAL GROWTH VIP - CLASS B




YEARS ENDED DECEMBER 31,                                2010            2009         2008           2007              2006
------------------------------------------------  ----------------  -----------  -----------  ----------------  ----------------
SELECTED PER SHARE DATA
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $  16.86        $  13.49     $  20.31       $  18.15          $  16.81
------------------------------------------------     --------        --------     --------       --------          --------
Income (loss) from investment operations:
  Net investment income (loss)(a)                         .08 (d)         .09          .10            .09 (d)           .06 (c)
------------------------------------------------     --------        --------     --------       --------          --------
  Net realized and unrealized gain (loss)                2.67            3.43       ( 6.81)          2.12              1.31
------------------------------------------------     --------        --------     --------       --------          --------
  TOTAL FROM INVESTMENT OPERATIONS                       2.75            3.52       ( 6.71)          2.21              1.37
------------------------------------------------     --------        --------     --------       --------          --------
Less distributions from:
  Net investment income                                (  .10)         (  .15)      (  .11)        (  .05)           (  .03)
------------------------------------------------     --------        --------     --------       --------          --------
NET ASSET VALUE, END OF PERIOD                       $  19.51        $  16.86     $  13.49       $  20.31          $  18.15
------------------------------------------------     --------        --------     --------       --------          --------
Total Return (%)(b)                                     16.33           26.49       (33.20)         12.18              8.17 (c)
------------------------------------------------     --------        --------     --------       --------          --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                     12              12           10             19               107
------------------------------------------------     --------        --------     --------       --------          --------
Ratio of expenses before expense reductions (%)           .85             .85          .85            .94               .91
-------------------------------------------------    --------        --------     --------       --------          --------
Ratio of expenses after expense reductions (%)            .84             .82          .82            .90               .86
-------------------------------------------------    --------        --------     --------       --------          --------
Ratio of net investment income (loss) (%)                 .45 (d)         .65          .56            .48 (d)           .36 (c)
-------------------------------------------------    --------        --------     --------       --------          --------
Portfolio turnover rate (%)                                42              76           21             30                16
-------------------------------------------------    --------        --------     --------       --------          --------

(a)        Based on average shares outstanding during the period.
(b) Total return would have been lower had certain expenses not been reduced.
(c) Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.007 per share and an increase in the ratio of net investment income of 0.04%. Excluding this non-recurring income, total return would have been 0.03% lower.
(d) Net investment income per share and ratio of net investment income include non-recurring dividend income amounting to $0.05 and $0.03 per share and $0.28% and 0.17% of average daily net assets for the years ended December 31, 2010 and 2007, respectively.


                                       41
PROSPECTUS May 1, 2011                                    Financial Highlights

DWS GLOBAL SMALL CAP GROWTH VIP - CLASS B




YEARS ENDED DECEMBER 31,                             2010       2009          2008             2007               2006
------------------------------------------------ ----------- ---------- ---------------- ---------------- --------------------
SELECTED PER SHARE DATA
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $  11.11    $  7.65      $  18.03         $  17.93          $   14.84
------------------------------------------------  --------    -------      --------         --------          ---------
Income (loss) from investment operations:
  Net investment income (loss)(a)                      .03        .02           .16 (e)          .01 (e)         (  .00)(b,d)
------------------------------------------------  --------    -------      --------         --------          ---------
  Net realized and unrealized gain (loss)             2.90       3.57        ( 8.07)            1.61               3.24
------------------------------------------------  --------    -------      --------         --------          ---------
  TOTAL FROM INVESTMENT OPERATIONS                    2.93       3.59        ( 7.91)            1.62               3.24
------------------------------------------------  --------    -------      --------         --------          ---------
Less distributions from:
  Net investment income                             (  .01)    (  .13)            -           (  .19)            (  .15)
------------------------------------------------  --------    -------      --------         --------          ---------
  Net realized gains                                     -          -        ( 2.47)          ( 1.33)                 -
------------------------------------------------  --------    -------      --------         --------          ---------
  TOTAL DISTRIBUTIONS                               (  .01)    (  .13)       ( 2.47)          ( 1.52)            (  .15)
------------------------------------------------  --------    -------      --------         --------          ---------
NET ASSET VALUE, END OF PERIOD                    $  14.03    $ 11.11      $   7.65         $  18.03          $   17.93
------------------------------------------------  --------    -------      --------         --------          ---------
Total Return (%)(c)                                  26.38      47.66        (50.16)            8.92              21.88 (d)
------------------------------------------------  --------    -------      --------         --------          ---------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                   2          7             5               12                 37
------------------------------------------------  --------    -------      --------         --------          ---------
Ratio of expenses before expense reductions (%)       1.34       1.42          1.42             1.53               1.51
------------------------------------------------  --------    -------      --------         --------          ---------
Ratio of expenses after expense reductions (%)        1.26       1.30          1.30             1.50               1.31
------------------------------------------------  --------    -------      --------         --------          ---------
Ratio of net investment income (loss) (%)              .20        .16          1.21 (e)          .07 (e)         (  .03)(d)
------------------------------------------------  --------    -------      --------         --------          ---------
Portfolio turnover rate (%)                             39         53            21               19                 28
------------------------------------------------  --------    -------      --------         --------          ---------

(a)        Based on average shares outstanding during the period.
(b)        Amount is less than $.005.
(c) Total return would have been lower had certain expenses not been reduced.
(d) Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.002 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.01% lower.
(e) Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.05 and $0.02 per share and 0.37% and 0.09% of average daily net assets for the years ended December 31, 2008 and 2007, respectively.


                                       42
PROSPECTUS May 1, 2011                                    Financial Highlights

DWS INTERNATIONAL VIP - CLASS B




YEARS ENDED DECEMBER 31,                               2010         2009
------------------------------------------------ --------------- ----------
SELECTED PER SHARE DATA
----------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $   8.26      $  6.52
------------------------------------------------    --------      -------
Income (loss) from investment operations:
  Net investment income (loss)(a)                        .11          .10
------------------------------------------------    --------      -------
  Net realized and unrealized gain (loss)              ( .00)*       1.94
------------------------------------------------    --------      -------
  TOTAL FROM INVESTMENT OPERATIONS                       .11         2.04
------------------------------------------------    --------      -------
Less distributions from:
  Net investment income                                ( .15)       ( .30)
------------------------------------------------    --------      -------
  Net realized gains                                       -            -
------------------------------------------------    --------      -------
  TOTAL DISTRIBUTIONS                                  ( .15)       ( .30)
------------------------------------------------    --------      -------
NET ASSET VALUE, END OF PERIOD                      $   8.22      $  8.26
------------------------------------------------    --------      -------
Total Return (%)                                        1.33 (b)    32.89
------------------------------------------------    --------      -------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------
Net assets, end of period ($ millions)                   .36          .50
------------------------------------------------    --------      -------
Ratio of expenses before expense reductions (%)         1.26         1.22
------------------------------------------------    --------      -------
Ratio of expenses after expense reductions (%)          1.26         1.22
------------------------------------------------    --------      -------
Ratio of net investment income (loss) (%)               1.41         1.42
------------------------------------------------    --------      -------
Portfolio turnover rate (%)                              228           81
------------------------------------------------    --------      -------



YEARS ENDED DECEMBER 31,                                  2008               2007             2006
------------------------------------------------ --------------------- ---------------- ----------------
SELECTED PER SHARE DATA
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $     14.98          $   13.38        $   10.82
-------------------------------------------------    -----------          ---------        ---------
Income (loss) from investment operations:
  Net investment income (loss)(a)                            .23 (c)            .16 (c)          .24 (c)
-------------------------------------------------    -----------          ---------        ---------
  Net realized and unrealized gain (loss)                 ( 6.43)              1.73             2.50
-------------------------------------------------    -----------          ---------        ---------
  TOTAL FROM INVESTMENT OPERATIONS                        ( 6.20)              1.89             2.74
-------------------------------------------------    -----------          ---------        ---------
Less distributions from:
  Net investment income                                   (  .11)            (  .29)          (  .18)
-------------------------------------------------    -----------          ---------        ---------
  Net realized gains                                      ( 2.15)                 -                -
-------------------------------------------------    -----------          ---------        ---------
  TOTAL DISTRIBUTIONS                                     ( 2.26)            (  .29)          (  .18)
-------------------------------------------------    -----------          ---------        ---------
NET ASSET VALUE, END OF PERIOD                       $      6.52          $   14.98        $   13.38
-------------------------------------------------    -----------          ---------        ---------
Total Return (%)                                          (48.25)(b,d)        14.25 (b)        25.44 (b)
-------------------------------------------------    -----------          ---------        ---------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                       .40                 12               51
-------------------------------------------------    -----------          ---------        ---------
Ratio of expenses before expense reductions (%)             1.33               1.41             1.37
-------------------------------------------------    -----------          ---------        ---------
Ratio of expenses after expense reductions (%)              1.28               1.39             1.36
-------------------------------------------------    -----------          ---------        ---------
Ratio of net investment income (loss) (%)                   2.42 (c)           1.07 (c)         1.94 (c)
-------------------------------------------------    -----------          ---------        ---------
Portfolio turnover rate (%)                                  123                108              105
-------------------------------------------------    -----------          ---------        ---------

(a)        Based on average shares outstanding during the period.
(b) Total return would have been lower had certain expenses not been reduced.
(c) Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.09, $0.05 and $0.11 per share and 0.82%, 0.33% and 0.92% of average daily net assets for the years ended December 31, 2008, 2007 and 2006, respectively.
(d) Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as the result of certain operation errors during the period. Excluding this reimbursement, total return would have been 0.06% lower.
*     Amount is less than $.005.

                                       43
PROSPECTUS May 1, 2011                                    Financial Highlights

DWS EQUITY 500 INDEX VIP - CLASS B




YEARS ENDED DECEMBER 31,                             2010          2009              2008             2007             2006
------------------------------------------------ ----------- ---------------- ----------------- ---------------- ----------------
SELECTED PER SHARE DATA
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $  11.68      $   9.54         $   15.52         $  14.96         $  13.10
------------------------------------------------  --------      --------         ---------         --------         --------
Income (loss) from investment operations:
  Net investment income (loss)(a)                      .18           .18               .24              .23              .21
------------------------------------------------  --------      --------         ---------         --------         --------
  Net realized and unrealized gain (loss)             1.51          2.22            ( 5.94)             .52             1.78
------------------------------------------------  --------      --------         ---------         --------         --------
  TOTAL FROM INVESTMENT OPERATIONS                    1.69          2.40            ( 5.70)             .75             1.99
------------------------------------------------  --------      --------         ---------         --------         --------
Less distributions from:
  Net investment income                             (  .20)       (  .26)           (  .28)          (  .19)          (  .13)
------------------------------------------------  --------      --------         ---------         --------         --------
NET ASSET VALUE, END OF PERIOD                    $  13.17      $  11.68         $    9.54         $  15.52         $  14.96
------------------------------------------------  --------      --------         ---------         --------         --------
Total Return (%)                                     14.52         26.03 (b)        (37.34)(b)         5.03 (b)        15.24 (b)
------------------------------------------------  --------      --------         ---------         --------         --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                  53            50                40               65               84
------------------------------------------------  --------      --------         ---------         --------         --------
Ratio of expenses before expense reductions (%)        .58           .59               .58              .58              .53
------------------------------------------------  --------      --------         ---------         --------         --------
Ratio of expenses after expense reductions (%)         .58           .57               .53              .55              .52
------------------------------------------------  --------      --------         ---------         --------         --------
Ratio of net investment income (loss) (%)             1.49          1.85              1.82             1.46             1.48
------------------------------------------------  --------      --------         ---------         --------         --------
Portfolio turnover rate (%)                              5             8                 6                7(c)             9
------------------------------------------------  --------      --------         ---------         --------         --------

(a)        Based on average shares outstanding during the period.
(b) Total return would have been lower had certain expenses not been reduced.
(c) Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.


DWS EQUITY 500 INDEX VIP - CLASS B2




YEARS ENDED DECEMBER 31,                             2010          2009              2008             2007             2006
------------------------------------------------ ----------- ---------------- ----------------- ---------------- ----------------
SELECTED PER SHARE DATA
-----------------------------------------------------------------------------            -                -                -
NET ASSET VALUE, BEGINNING OF PERIOD              $  11.67      $   9.54         $   15.51         $  14.96         $  13.09
------------------------------------------------  --------      --------         ---------         --------         --------
Income (loss) from investment operations:
  Net investment income (loss)(a)                      .16           .17               .22              .21              .19
------------------------------------------------  --------      --------         ---------         --------         --------
  Net realized and unrealized gain (loss)             1.50          2.21            ( 5.93)             .52             1.79
------------------------------------------------  --------      --------         ---------         --------         --------
  TOTAL FROM INVESTMENT OPERATIONS                    1.66          2.38            ( 5.71)             .73             1.98
------------------------------------------------  --------      --------         ---------         --------         --------
Less distributions from:
  Net investment income                             (  .18)       (  .25)           (  .26)          (  .18)          (  .11)
------------------------------------------------  --------      --------         ---------         --------         --------
NET ASSET VALUE, END OF PERIOD                    $  13.15      $  11.67         $    9.54         $  15.51         $  14.96
------------------------------------------------  --------      --------         ---------         --------         --------
Total Return (%)                                     14.29         25.79 (b)        (37.36)(b)         4.85 (b)        15.20 (b)
------------------------------------------------  --------      --------         ---------         --------         --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------    ---------         --------         --------
Net assets, end of period ($ millions)                  20            21                19               48               57
------------------------------------------------  --------      --------         ---------         --------         --------
Ratio of expenses before expense reductions (%)        .73           .74               .72              .72              .67
------------------------------------------------  --------      --------         ---------         --------         --------
Ratio of expenses after expense reductions (%)         .73           .70               .63              .65              .63
------------------------------------------------  --------      --------         ---------         --------         --------
Ratio of net investment income (loss) (%)             1.34          1.72              1.72             1.36             1.37
------------------------------------------------  --------      --------         ---------         --------         --------
Portfolio turnover rate (%)                              5             8                 6                7(c)             9
------------------------------------------------  --------      --------         ---------         --------         --------

(a)        Based on average shares outstanding during the period.
(b) Total return would have been lower had certain expenses not been reduced.
(c) Excludes portfolio securities delivered as a result of processing redemption in-kind transactions

                                       44
PROSPECTUS May 1, 2011                                    Financial Highlights

DWS SMALL CAP INDEX VIP - CLASS B




YEARS ENDED DECEMBER 31,                             2010        2009         2008          2007          2006
------------------------------------------------  ----------  ----------  -----------  -------------  -----------
SELECTED PER SHARE DATA
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $  9.89     $  8.62     $  14.70      $ 16.11       $  14.39
------------------------------------------------   -------     -------     --------      -------       --------
Income (loss) from investment operations:
  Net investment income (loss)(a)                      .08         .08          .15          .13            .10
------------------------------------------------   -------     -------     --------      -------       --------
  Net realized and unrealized gain (loss)             2.50        1.93       ( 4.77)      (  .40)          2.34
------------------------------------------------   -------     -------     --------      -------       --------
  TOTAL FROM INVESTMENT OPERATIONS                    2.58        2.01       ( 4.62)      (  .27)          2.44
------------------------------------------------   -------     -------     --------      -------       --------
Less distributions from:
  Net investment income                             (  .07)      ( .14)      (  .17)      (  .10)        (  .06)
------------------------------------------------   -------     -------     --------      -------       --------
  Net realized gains                                     -       ( .60)      ( 1.29)      ( 1.04)        (  .66)
------------------------------------------------   -------     -------     --------      -------       --------
  TOTAL DISTRIBUTIONS                               (  .07)      ( .74)      ( 1.46)      ( 1.14)        (  .72)
------------------------------------------------   -------     -------     --------      -------       --------
NET ASSET VALUE, END OF PERIOD                     $ 12.40     $  9.89     $   8.62      $ 14.70       $  16.11
------------------------------------------------   -------     -------     --------      -------       --------
Total Return (%)(b)                                  26.11       26.27       (34.33)      ( 2.16)         17.19
------------------------------------------------   -------     -------     --------      -------       --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                  50          45           42           73             68
------------------------------------------------   -------     -------     --------      -------       --------
Ratio of expenses before expense reductions (%)        .77         .81          .79          .78            .72
-------------------------------------------------  -------     -------     --------      -------       --------
Ratio of expenses after expense reductions (%)         .77         .75          .72          .76            .70
-------------------------------------------------  -------     -------     --------      -------       --------
Ratio of net investment income (loss) (%)              .71         .93         1.26          .84            .68
-------------------------------------------------  -------     -------     --------      -------       --------
Portfolio turnover rate (%)                             16          26           25           24(c)          42
-------------------------------------------------  -------     -------     --------      -------       --------

(a)        Based on average shares outstanding during the period.
(b) Total return would have been lower had certain expenses not been reduced.
(c) Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.

                                       45
PROSPECTUS May 1, 2011                                    Financial Highlights

APPENDIX

HYPOTHETICAL EXPENSE SUMMARY

Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the fund may be higher or lower than 5% and, for money market funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.


The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objectives, risks, expenses and charges of the fund prior to investing.


DWS GROWTH & INCOME VIP - CLASS B



            MAXIMUM            INITIAL HYPOTHETICAL                  ASSUMED RATE
         SALES CHARGE:             INVESTMENT:                        OF RETURN:
             0.00%                   $10,000                              5%
        ---------------  --------------------------------  ---------------------------------
           CUMULATIVE                        CUMULATIVE       HYPOTHETICAL
         RETURN BEFORE                      RETURN AFTER    YEAR-END BALANCE       ANNUAL
            FEES AND        ANNUAL FUND       FEES AND       AFTER FEES AND       FEES AND
YEAR        EXPENSES      EXPENSE RATIOS      EXPENSES          EXPENSES          EXPENSES
------  ---------------  ----------------  --------------  ------------------  -------------
   1          5.00%             0.88%            4.12%        $ 10,412.00       $    89.81
 ---         -----              ----            -----         -----------       ----------
   2         10.25%             0.88%            8.41%        $ 10,840.97       $    93.51
 ---         -----              ----            -----         -----------       ----------
   3         15.76%             0.88%           12.88%        $ 11,287.62       $    97.37
 ---         -----              ----            -----         -----------       ----------
   4         21.55%             0.88%           17.53%        $ 11,752.67       $   101.38
 ---         -----              ----            -----         -----------       ----------
   5         27.63%             0.88%           22.37%        $ 12,236.88       $   105.55
 ---         -----              ----            -----         -----------       ----------
   6         34.01%             0.88%           27.41%        $ 12,741.04       $   109.90
 ---         -----              ----            -----         -----------       ----------
   7         40.71%             0.88%           32.66%        $ 13,265.97       $   114.43
 ---         -----              ----            -----         -----------       ----------
   8         47.75%             0.88%           38.13%        $ 13,812.53       $   119.15
 ---         -----              ----            -----         -----------       ----------
   9         55.13%             0.88%           43.82%        $ 14,381.61       $   124.05
 ---         -----              ----            -----         -----------       ----------
 10          62.89%             0.88%           49.74%        $ 14,974.13       $   129.17
 ---         -----              ----            -----         -----------       ----------
TOTAL                                                                           $ 1,084.32
---                                                                             ----------

                                       46
PROSPECTUS May 1, 2011                                                Appendix

DWS CAPITAL GROWTH VIP - CLASS B



            MAXIMUM            INITIAL HYPOTHETICAL                  ASSUMED RATE
         SALES CHARGE:             INVESTMENT:                        OF RETURN:
             0.00%                   $10,000                              5%
        ---------------  --------------------------------  ---------------------------------
           CUMULATIVE                        CUMULATIVE       HYPOTHETICAL
         RETURN BEFORE                      RETURN AFTER    YEAR-END BALANCE       ANNUAL
            FEES AND        ANNUAL FUND       FEES AND       AFTER FEES AND       FEES AND
YEAR        EXPENSES      EXPENSE RATIOS      EXPENSES          EXPENSES          EXPENSES
------  ---------------  ----------------  --------------  ------------------  -------------
   1          5.00%             0.85%            4.15%        $ 10,415.00       $    86.76
 ---         -----              ----            -----         -----------       ----------
   2         10.25%             0.85%            8.47%        $ 10,847.22       $    90.36
 ---         -----              ----            -----         -----------       ----------
   3         15.76%             0.85%           12.97%        $ 11,297.38       $    94.11
 ---         -----              ----            -----         -----------       ----------
   4         21.55%             0.85%           17.66%        $ 11,766.22       $    98.02
 ---         -----              ----            -----         -----------       ----------
   5         27.63%             0.85%           22.55%        $ 12,254.52       $   102.09
 ---         -----              ----            -----         -----------       ----------
   6         34.01%             0.85%           27.63%        $ 12,763.08       $   106.32
 ---         -----              ----            -----         -----------       ----------
   7         40.71%             0.85%           32.93%        $ 13,292.75       $   110.74
 ---         -----              ----            -----         -----------       ----------
   8         47.75%             0.85%           38.44%        $ 13,844.40       $   115.33
 ---         -----              ----            -----         -----------       ----------
   9         55.13%             0.85%           44.19%        $ 14,418.94       $   120.12
 ---         -----              ----            -----         -----------       ----------
 10          62.89%             0.85%           50.17%        $ 15,017.33       $   125.10
 ---         -----              ----            -----         -----------       ----------
TOTAL                                                                           $ 1,048.95
---                                                                             ----------

DWS GLOBAL SMALL CAP GROWTH VIP - CLASS B



            MAXIMUM            INITIAL HYPOTHETICAL                  ASSUMED RATE
         SALES CHARGE:             INVESTMENT:                        OF RETURN:
             0.00%                   $10,000                              5%
        ---------------  --------------------------------  --------------------------------
           CUMULATIVE                        CUMULATIVE       HYPOTHETICAL
         RETURN BEFORE                      RETURN AFTER    YEAR-END BALANCE      ANNUAL
            FEES AND        ANNUAL FUND       FEES AND       AFTER FEES AND      FEES AND
YEAR        EXPENSES      EXPENSE RATIOS      EXPENSES          EXPENSES         EXPENSES
------  ---------------  ----------------  --------------  ------------------  ------------
   1          5.00%             1.34%            3.66%        $ 10,366.00      $   136.45
 ---         -----              ----            -----         -----------      ----------
   2         10.25%             1.34%            7.45%        $ 10,745.40      $   141.45
 ---         -----              ----            -----         -----------      ----------
   3         15.76%             1.34%           11.39%        $ 11,138.68      $   146.62
 ---         -----              ----            -----         -----------      ----------
   4         21.55%             1.34%           15.46%        $ 11,546.35      $   151.99
 ---         -----              ----            -----         -----------      ----------
   5         27.63%             1.34%           19.69%        $ 11,968.95      $   157.55
 ---         -----              ----            -----         -----------      ----------
   6         34.01%             1.34%           24.07%        $ 12,407.01      $   163.32
 ---         -----              ----            -----         -----------      ----------
   7         40.71%             1.34%           28.61%        $ 12,861.11      $   169.30
 ---         -----              ----            -----         -----------      ----------
   8         47.75%             1.34%           33.32%        $ 13,331.83      $   175.49
 ---         -----              ----            -----         -----------      ----------
   9         55.13%             1.34%           38.20%        $ 13,819.77      $   181.92
 ---         -----              ----            -----         -----------      ----------
 10          62.89%             1.34%           43.26%        $ 14,325.57      $   188.57
 ---         -----              ----            -----         -----------      ----------
TOTAL                                                                          $ 1,612.66
---                                                                            ----------

                                       47
PROSPECTUS May 1, 2011                                                Appendix

DWS INTERNATIONAL VIP - CLASS B



            MAXIMUM            INITIAL HYPOTHETICAL                  ASSUMED RATE
         SALES CHARGE:             INVESTMENT:                        OF RETURN:
             0.00%                   $10,000                              5%
        ---------------  --------------------------------  --------------------------------
           CUMULATIVE                        CUMULATIVE       HYPOTHETICAL
         RETURN BEFORE                      RETURN AFTER    YEAR-END BALANCE      ANNUAL
            FEES AND        ANNUAL FUND       FEES AND       AFTER FEES AND      FEES AND
YEAR        EXPENSES      EXPENSE RATIOS      EXPENSES          EXPENSES         EXPENSES
------  ---------------  ----------------  --------------  ------------------  ------------
   1          5.00%             1.27%            3.73%        $ 10,373.00      $   129.37
 ---         -----              ----            -----         -----------      ----------
   2         10.25%             1.27%            7.60%        $ 10,759.91      $   134.19
 ---         -----              ----            -----         -----------      ----------
   3         15.76%             1.27%           11.61%        $ 11,161.26      $   139.20
 ---         -----              ----            -----         -----------      ----------
   4         21.55%             1.27%           15.78%        $ 11,577.57      $   144.39
 ---         -----              ----            -----         -----------      ----------
   5         27.63%             1.27%           20.09%        $ 12,009.42      $   149.78
 ---         -----              ----            -----         -----------      ----------
   6         34.01%             1.27%           24.57%        $ 12,457.37      $   155.36
 ---         -----              ----            -----         -----------      ----------
   7         40.71%             1.27%           29.22%        $ 12,922.03      $   161.16
 ---         -----              ----            -----         -----------      ----------
   8         47.75%             1.27%           34.04%        $ 13,404.02      $   167.17
 ---         -----              ----            -----         -----------      ----------
   9         55.13%             1.27%           39.04%        $ 13,903.99      $   173.41
 ---         -----              ----            -----         -----------      ----------
 10          62.89%             1.27%           44.23%        $ 14,422.61      $   179.87
 ---         -----              ----            -----         -----------      ----------
TOTAL                                                                          $ 1,533.90
---                                                                            ----------

DWS EQUITY 500 INDEX VIP - CLASS B



            MAXIMUM            INITIAL HYPOTHETICAL                 ASSUMED RATE
         SALES CHARGE:             INVESTMENT:                       OF RETURN:
             0.00%                   $10,000                             5%
        ---------------  --------------------------------  -------------------------------
           CUMULATIVE                        CUMULATIVE       HYPOTHETICAL
         RETURN BEFORE                      RETURN AFTER    YEAR-END BALANCE      ANNUAL
            FEES AND        ANNUAL FUND       FEES AND       AFTER FEES AND      FEES AND
YEAR        EXPENSES      EXPENSE RATIOS      EXPENSES          EXPENSES         EXPENSES
------  ---------------  ----------------  --------------  ------------------  -----------
   1          5.00%             0.58%            4.42%        $ 10,442.00       $  59.28
 ---         -----              ----            -----         -----------       --------
   2         10.25%             0.58%            9.04%        $ 10,903.54       $  61.90
 ---         -----              ----            -----         -----------       --------
   3         15.76%             0.58%           13.85%        $ 11,385.47       $  64.64
 ---         -----              ----            -----         -----------       --------
   4         21.55%             0.58%           18.89%        $ 11,888.71       $  67.50
 ---         -----              ----            -----         -----------       --------
   5         27.63%             0.58%           24.14%        $ 12,414.19       $  70.48
 ---         -----              ----            -----         -----------       --------
   6         34.01%             0.58%           29.63%        $ 12,962.90       $  73.59
 ---         -----              ----            -----         -----------       --------
   7         40.71%             0.58%           35.36%        $ 13,535.86       $  76.85
 ---         -----              ----            -----         -----------       --------
   8         47.75%             0.58%           41.34%        $ 14,134.14       $  80.24
 ---         -----              ----            -----         -----------       --------
   9         55.13%             0.58%           47.59%        $ 14,758.87       $  83.79
 ---         -----              ----            -----         -----------       --------
 10          62.89%             0.58%           54.11%        $ 15,411.22       $  87.49
 ---         -----              ----            -----         -----------       --------
TOTAL                                                                           $ 725.76
---                                                                             --------

                                       48
PROSPECTUS May 1, 2011                                                Appendix

DWS EQUITY 500 INDEX VIP - CLASS B2



            MAXIMUM            INITIAL HYPOTHETICAL                 ASSUMED RATE
         SALES CHARGE:             INVESTMENT:                       OF RETURN:
             0.00%                   $10,000                             5%
        ---------------  --------------------------------  -------------------------------
           CUMULATIVE                        CUMULATIVE       HYPOTHETICAL
         RETURN BEFORE                      RETURN AFTER    YEAR-END BALANCE      ANNUAL
            FEES AND        ANNUAL FUND       FEES AND       AFTER FEES AND      FEES AND
YEAR        EXPENSES      EXPENSE RATIOS      EXPENSES          EXPENSES         EXPENSES
------  ---------------  ----------------  --------------  ------------------  -----------
   1          5.00%             0.73%            4.27%        $ 10,427.00       $  74.56
 ---         -----              ----            -----         -----------       --------
   2         10.25%             0.73%            8.72%        $ 10,872.23       $  77.74
 ---         -----              ----            -----         -----------       --------
   3         15.76%             0.73%           13.36%        $ 11,336.48       $  81.06
 ---         -----              ----            -----         -----------       --------
   4         21.55%             0.73%           18.21%        $ 11,820.54       $  84.52
 ---         -----              ----            -----         -----------       --------
   5         27.63%             0.73%           23.25%        $ 12,325.28       $  88.13
 ---         -----              ----            -----         -----------       --------
   6         34.01%             0.73%           28.52%        $ 12,851.57       $  91.90
 ---         -----              ----            -----         -----------       --------
   7         40.71%             0.73%           34.00%        $ 13,400.33       $  95.82
 ---         -----              ----            -----         -----------       --------
   8         47.75%             0.73%           39.73%        $ 13,972.53       $  99.91
 ---         -----              ----            -----         -----------       --------
   9         55.13%             0.73%           45.69%        $ 14,569.15       $ 104.18
 ---         -----              ----            -----         -----------       --------
 10          62.89%             0.73%           51.91%        $ 15,191.26       $ 108.63
 ---         -----              ----            -----         -----------       --------
TOTAL                                                                           $ 906.45
---                                                                             --------

DWS SMALL CAP INDEX VIP - CLASS B



            MAXIMUM            INITIAL HYPOTHETICAL                  ASSUMED RATE
         SALES CHARGE:             INVESTMENT:                        OF RETURN:
             0.00%                   $10,000                              5%
        ---------------  --------------------------------  ---------------------------------
           CUMULATIVE                        CUMULATIVE       HYPOTHETICAL
         RETURN BEFORE                      RETURN AFTER    YEAR-END BALANCE       ANNUAL
            FEES AND        ANNUAL FUND       FEES AND       AFTER FEES AND       FEES AND
YEAR        EXPENSES      EXPENSE RATIOS      EXPENSES          EXPENSES          EXPENSES
------  ---------------  ----------------  --------------  ------------------  -------------
   1          5.00%             0.82%            4.18%        $ 10,418.00       $    83.71
 ---         -----              ----            -----         -----------       ----------
   2         10.25%             0.82%            8.53%        $ 10,853.47       $    87.21
 ---         -----              ----            -----         -----------       ----------
   3         15.76%             0.82%           13.07%        $ 11,307.15       $    90.86
 ---         -----              ----            -----         -----------       ----------
   4         21.55%             0.82%           17.80%        $ 11,779.79       $    94.66
 ---         -----              ----            -----         -----------       ----------
   5         27.63%             0.82%           22.72%        $ 12,272.18       $    98.61
 ---         -----              ----            -----         -----------       ----------
   6         34.01%             0.82%           27.85%        $ 12,785.16       $   102.74
 ---         -----              ----            -----         -----------       ----------
   7         40.71%             0.82%           33.20%        $ 13,319.58       $   107.03
 ---         -----              ----            -----         -----------       ----------
   8         47.75%             0.82%           38.76%        $ 13,876.34       $   111.50
 ---         -----              ----            -----         -----------       ----------
   9         55.13%             0.82%           44.56%        $ 14,456.37       $   116.16
 ---         -----              ----            -----         -----------       ----------
 10          62.89%             0.82%           50.61%        $ 15,060.64       $   121.02
 ---         -----              ----            -----         -----------       ----------
TOTAL                                                                           $ 1,013.50
---                                                                             ----------

ADDITIONAL INDEX INFORMATION


DWS GROWTH & INCOME VIP

RUSSELL 1000 (Reg. TM) INDEX is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.


DWS CAPITAL GROWTH VIP

RUSSELL 1000 (Reg. TM) GROWTH INDEX is an unmanaged index that consists of those stocks in the Russell 1000 (Reg. TM) Index that have higher price-to-book ratios and higher forecasted growth values. Russell 1000 (Reg. TM) Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.


DWS GLOBAL SMALL CAP GROWTH VIP

THE S&P DEVELOPED SMALLCAP INDEX (formerly the S&P/Citigroup Extended Market Index - World) is an unmanaged index of small-capitalization stocks within 26 countries around the globe.



                                       49
PROSPECTUS May 1, 2011                                                Appendix

DWS INTERNATIONAL VIP

MORGAN STANLEY COUNTRY INDEX (MSCI) EUROPE, AUSTRALASIA, FAR EAST (EAFE( (Reg.
TM))) is an unmanaged index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. Returns reflect reinvestment of dividends net of withholding taxes.


DWS EQUITY 500 INDEX VIP

STANDARD & POOR'S 500 INDEX (S&P 500) is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.


DWS SMALL CAP INDEX VIP

RUSSELL 2000 (Reg. TM) INDEX is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.


                                       50
PROSPECTUS May 1, 2011                                                Appendix

TO GET MORE INFORMATION

SHAREHOLDER REPORTS. Additional information about a fund's investments is available in a fund's annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected fund performance during its last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION (SAI). This tells you more about a fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).


For a free copy of any of these documents or to request other information about a fund, contact DWS Investments at the phone number or address listed below. SAIs and shareholder reports are also available through the DWS Investments Web site at www.dws-investments.com. These documents and other information about each fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a duplicating fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below.


You can also review and copy these documents and other information about each fund, including each fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (202) 551-8090.


CONTACT INFORMATION

DWS INVESTMENTS   222 South Riverside Plaza
                  Chicago, IL 60606-5808
                  www.dws-investments.com
                  (800) 728-3337
SEC               Public Reference Section
                  Washington, D.C. 20549-1520
                  WWW.SEC.GOV
DISTRIBUTOR       DWS Investments Distributors, Inc.
                  222 South Riverside Plaza
                  Chicago, IL 60606-5808
                  (800) 621-1148
SEC FILE NUMBER   DWS Variable Series I
                  811-04257
                  DWS Investments VIT Funds
                  811-07507


                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group





(05/01/11) 1B-1

[GRAPHIC APPEARS HERE]



PROSPECTUS

MAY 1, 2011



DWS VARIABLE SERIES I
CLASS B

...............................................................................

DWS Capital Growth VIP


...............................................................................


This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insur ance policies and variable annuity contracts.

The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.


                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

TABLE OF CONTENTS




DWS CAPITAL GROWTH VIP
Investment Objective............................  1
Fees and Expenses of the Fund...................  1
Principal Investment Strategy...................  1
Main Risks......................................  2
Past Performance................................  2
Management......................................  3
Purchase and Sale of Fund Shares................  3
Tax Information.................................  3
Payments to Financial Intermediaries............  3
FUND DETAILS
Additional Information About Fund Strategies and
Risks...........................................  4
DWS Capital Growth VIP..........................  4
Other Policies and Risks........................  6
Who Manages and Oversees the Fund...............  6
Management......................................  7


INVESTING IN THE FUND
Your Investment in the Fund.....................  9
Policies about transactions.....................  9
Buying and Selling Shares.......................  9
How the Fund Calculates Share Price............. 12
Distributions................................... 13
Taxes........................................... 13
Marketing and Distribution Fees................. 13
FINANCIAL HIGHLIGHTS............................ 15
APPENDIX........................................ 16
Hypothetical Expense Summary.................... 16
Additional Index Information.................... 16


-------------------------------------------------------------------------------
YOUR INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY, ENTITY OR PERSON.
-------------------------------------------------------------------------------

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group




DWS CAPITAL GROWTH VIP



INVESTMENT OBJECTIVE

The fund seeks to provide long-term growth of capital.



FEES AND EXPENSES OF THE FUND


This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.


SHAREHOLDER FEES

(paid directly from your investment)   None
-------------------------------------- -----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)


                                              B
                                      ---------
Management fee                            0.37
-------------------------------------     ----
Distribution/service
(12b-1) fees                              0.25
-------------------------------------     ----
Other expenses                            0.23
-------------------------------------     ----
TOTAL ANNUAL FUND OPERATING EXPENSES      0.85
-------------------------------------     ----

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a variable contract for which the fund is an investment option. If they were included, your costs would be higher.


Although your actual costs may be higher or lower, based on these assumptions your costs would be:



1 YEAR      3 YEARS    5 YEARS   10 YEARS
--------  ---------  ---------  ---------
$87       $271       $471       $1,049
---       ----       ----       ------



PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs are not reflected in annual fund operating expenses or in the expense example, but can affect the fund's performance.


Portfolio turnover rate for fiscal year 2010: 42%.



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. The fund normally invests at least 65% of total assets in equities, mainly common stocks of US companies. The fund generally focuses on established companies that are similar in size to the companies in the S&P 500( (Reg. TM)) Index (generally 500 of the largest companies in the US) or the Russell 1000( (Reg. TM) )Growth Index (generally those stocks among the 1,000 largest US companies that have above-average price-to-earnings ratios). Although the fund can invest in companies of any size, the fund intends to invest primarily in companies whose market capitalizations fall within the normal range of these indexes. The fund may also invest in other types of equity securities such as preferred stocks or convertible securities. At times, the fund's assets may be invested in securities in relatively few industries or sectors.


MANAGEMENT PROCESS. In choosing stocks, portfolio management begins by utilizing a proprietary quantitative model to rank stocks based on a number of factors including valuation and profitability. Portfolio management also applies fundamental techniques to seek to identify companies that display above-average earnings growth compared to other companies and that have strong product lines, effective management and leadership positions within core markets. The factors considered and models used by the portfolio managers may change over time.



                                       1
PROSPECTUS May 1, 2011                                  DWS Capital Growth VIP

Portfolio management will normally sell a security when it believes the potential risks have increased, its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting the fund's emphasis on a given industry.


SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.



MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.


STOCK MARKET RISK. The fund is affected by how the stock market performs. When stock prices fall, you should expect the value of your investment to fall as well.


GROWTH INVESTING RISK. As a category, growth stocks may underperform value stocks (and the stock market as a whole) over any period of time. Because the prices of growth stocks are based largely on the expectation of future earnings, growth stock prices can decline rapidly and significantly in reaction to negative news about such factors as earnings, the economy, political developments, or other news.


FOCUS RISK. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors will have a significant impact on the fund's performance. For example, consumer goods companies could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


MEDIUM-SIZED COMPANY RISK. Medium-sized company stocks tend to be more volatile than large company stocks. Medium-sized companies are less widely followed by stock analysts and less information about them is available to investors. Industry-wide reversals may have a greater impact on medium-sized companies, since they lack the financial resources of larger companies. Medium-sized company stocks are typically less liquid than large company stocks.


SMALL COMPANY RISK. Small company stocks tend to be more volatile than medium-sized or large company stocks. Small companies are less widely followed by stock analysts and less information about them is available to investors. Industry-wide reversals may have a greater impact on small companies, since they may lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.


FOREIGN INVESTMENT RISK. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.



PAST PERFORMANCE


How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus.



                                       2
PROSPECTUS May 1, 2011                                  DWS Capital Growth VIP

This information doesn't reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will reduce returns.

CALENDAR YEAR TOTAL RETURNS (%) (Class B)



[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]






  2001        2002        2003       2004      2005      2006       2007       2008       2009     2010
  -19.64       -29.37     26.51      7.56      8.51      8.17      12.18       -33.20     26.49    16.33




Best Quarter: 15.04%, Q4 2001        Worst Quarter: -21.62%, Q4 2008
Year-to-Date as of 3/31/2011: 4.41%

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2010 expressed as a %)


                                        CLASS           1          5          10
                                    INCEPTION        YEAR      YEARS       YEARS
                                  -----------  ----------  ---------  ----------
CLASS B                           5/12/1997        16.33       3.59       -0.01
--------------------------------  ---------        -----       ----      ------
RUSSELL 1000( (Reg. TM)) GROWTH
INDEX (reflects no deduc-
tion for fees, expenses
or taxes)                                          16.71       3.75       0.02
--------------------------------  ---------        -----       ----      ------

MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.


PORTFOLIO MANAGER(S)

OWEN FITZPATRICK, CFA, MANAGING DIRECTOR. Lead Manager of the fund. Joined the fund in 2009.


THOMAS M. HYNES, JR., CFA, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2009.


BRENDAN O'NEILL, CFA, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2009.



PURCHASE AND SALE OF FUND SHARES


THE FUND IS INTENDED FOR USE IN A VARIABLE INSURANCE PRODUCT. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.



TAX INFORMATION


The fund normally distributes its net investment income and realized capital gains, if any, to its shareholders, the separate accounts of participating insurance companies. These distributions may not be taxable to the holders of variable annuity contracts and variable life insurance policies. For information concerning federal income tax consequences for the holders of such contracts or policies, holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.



PAYMENTS TO FINANCIAL INTERMEDIARIES


If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund and its related companies may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's web site for more information.


                                       3
PROSPECTUS May 1, 2011                                  DWS Capital Growth VIP

FUND DETAILS

ADDITIONAL INFORMATION ABOUT FUND STRATEGIES AND RISKS

--------------------------------------------------------------------------------
 DWS Capital Growth VIP



INVESTMENT OBJECTIVE


The fund seeks to provide long-term growth of capital.



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. The fund normally invests at least 65% of total assets in equities, mainly common stocks of US companies. The fund generally focuses on established companies that are similar in size to the companies in the S&P 500( (Reg. TM)) Index (generally 500 of the largest companies in the US) or the Russell 1000( (Reg. TM) )Growth Index (generally those stocks among the 1,000 largest US companies that have above-average price-to-earnings ratios). Although the fund can invest in companies of any size, the fund intends to invest primarily in companies whose market capitalizations fall within the normal range of these indexes. The fund may also invest in other types of equity securities such as preferred stocks or convertible securities. At times, the fund's assets may be invested in securities in relatively few industries or sectors.


MANAGEMENT PROCESS. In choosing stocks, portfolio management begins by utilizing a proprietary quantitative model to rank stocks based on a number of factors including valuation and profitability. Portfolio management also applies fundamental techniques to seek to identify companies that display above-average earnings growth compared to other companies and that have strong product lines, effective management and leadership positions within core markets. The factors considered and models used by the portfolio managers may change over time.


Portfolio management will normally sell a security when it believes the potential risks have increased, its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting the fund's emphasis on a given industry.


SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.


OTHER INVESTMENT STRATEGIES


DERIVATIVES. The fund may use various types of derivatives (a contract whose value is based on, for example, indices, currencies or securities) (i) for hedging purposes; (ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.



MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.


STOCK MARKET RISK. The fund is affected by how the stock market performs. When stock prices fall, you should expect the value of your investment to fall as well.


Stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price.


GROWTH INVESTING RISK. As a category, growth stocks may underperform value stocks (and the stock market as a whole) over any period of time. Because the prices of growth stocks are based largely on the expectation of future earnings, growth stock prices can decline rapidly and significantly in reaction to negative news about such factors as earnings, the economy, political developments, or other news.


A growth company may fail to fulfill apparent promise or may be eclipsed by competitors or its products or its services may be rendered obsolete by new technologies. Growth stocks also typically lack the dividends associated with value stocks that might otherwise cushion investors from the effects of declining stock prices. In addition, growth stocks selected for investment by portfolio management may not perform as anticipated.



                                       4
PROSPECTUS May 1, 2011                                            Fund Details

FOCUS RISK. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors will have a significant impact on the fund's performance. For example, consumer goods companies could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


MEDIUM-SIZED COMPANY RISK. Medium-sized company stocks tend to be more volatile than large company stocks. Medium-sized companies are less widely followed by stock analysts and less information about them is available to investors. Industry-wide reversals may have a greater impact on medium-sized companies, since they lack the financial resources of larger companies. Medium-sized company stocks are typically less liquid than large company stocks.


SMALL COMPANY RISK. Small company stocks tend to be more volatile than medium-sized or large company stocks. Small companies are less widely followed by stock analysts and less information about them is available to investors. Industry-wide reversals may have a greater impact on small companies, since they may lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.


FOREIGN INVESTMENT RISK. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.


Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.


Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the fund's foreign investments.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.


There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price.


This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.



                                       5
PROSPECTUS May 1, 2011                                            Fund Details

PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.


Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may prevent the fund from being able to realize full value and thus sell a security for its full valuation. This could cause a material decline in the fund's net asset value.



OTHER POLICIES AND RISKS


While the previous pages describe the main points of the fund's strategy and risks, there are a few other matters to know about:

o Although major changes tend to be infrequent, the fund's Board could change the fund's investment objective without seeking shareholder approval.

o When in the Advisor's opinion it is advisable to adopt a temporary defensive position because of unusual and adverse or other market conditions, up to 100% of the fund's assets may be held in cash or invested in money market securities or other short-term investments. Short-term investments consist of (1) foreign and domestic obligations of sovereign governments and their agencies and instrumentalities, authorities and political subdivisions; (2) other short-term rated debt securities or, if unrated, determined to be of comparable quality in the opinion of the Advisor; (3) commercial paper; (4) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (5) repurchase agreements.
   Short-term investments may also include shares of money market mutual funds. To the extent the fund invests in such instruments, the fund will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in volatile market conditions.

o Portfolio management measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, its own judgment. All securities must meet the credit quality standards applied by portfolio management at the time they are purchased. If a security's credit quality changes, portfolio management will decide what to do with the security, based on its assessment of what would most benefit the fund.


o Certain DWS funds-of-funds are permitted to invest in other DWS funds. As a result, the fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the fund's performance if the fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the fund's transaction costs.


FOR MORE INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in the fund.


If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).


Keep in mind that there is no assurance that the fund will achieve its investment objective.


A complete list of the fund's portfolio holdings as of the month-end is posted on www.dws-investments.com on or after the last day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. The posted portfolio holdings information is available by fund and generally remains accessible at least until the date on which the fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. In addition, the fund's top ten equity holdings and other fund information is posted on www.dws-investments.com as of the calendar quarter-end on or after the 10th calendar day following quarter-end. The fund's Statement of Additional Information includes a description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings.



WHO MANAGES AND OVERSEES THE FUND


THE INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for the fund. Under the oversight of the Board, the Advisor makes investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance. The Advisor and its predecessors have more than 80 years of experience managing mutual funds and provide a full range of global investment advisory services to institutional and retail clients.



                                       6
PROSPECTUS May 1, 2011                                            Fund Details

DWS Investments is part of the Asset Management division of Deutsche Bank AG and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, DIMA and DWS Trust Company. DWS Investments is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.


The Advisor may utilize the resources of its global investment platform to provide investment management services through branch offices located outside the US. In some cases, the Advisor may also utilize its branch offices or affiliates located in the US or outside the US to perform certain services such as trade execution, trade matching and settlement, or various administrative, back-office or other services. To the extent services are performed outside the US, such activity may be subject to both US and foreign regulation. It is possible that the jurisdiction in which the Advisor or its affiliate performs such services may impose restrictions or limitations on portfolio transactions that are different from, and in addition to, those that apply in the US.


MANAGEMENT FEE. The Advisor receives a management fee from the fund. Below is the management rate paid by the fund for the most recent fiscal year, as a percentage of the fund's average daily net assets:




FUND NAME                    FEE PAID
-----------------------  ------------
DWS Capital Growth VIP        0.37%*
------------------------      ----

* Reflecting the effect of expense limitations and/or fee waivers then in effect.

A discussion regarding the basis for the Board renewal of the fund's investment management agreement is contained in the shareholder report for the annual period ended December 31 (see "Shareholder reports" on the back cover).


Under a separate administrative services agreement between the fund and the Advisor, the fund pays the Advisor a fee of 0.10% for providing most of the fund's administrative services. The administrative services fee discussed above is included in the fees and expenses table under "Other expenses."


MULTI-MANAGER STRUCTURE. The Advisor, subject to the approval of the Board, has ultimate responsibility to recommend the hiring, termination and replacement of subadvisors. The fund and the Advisor have received an order from the SEC that allows the fund and the Advisor to utilize a multi-manager structure in managing the fund's assets. Pursuant to the SEC order, the Advisor, with the approval of the fund's Board, is permitted to select subadvisors that are not affiliates of the Advisor ("non-affiliated subadvisors") to manage all or a portion of the fund's assets without obtaining shareholder approval. The Advisor also has the discretion to terminate any subadvisor and allocate and reallocate the fund's assets among any non-affiliated subadvisors. The SEC order also permits the Advisor, subject to the approval of the Board, to materially amend an existing subadvisory agreement with a non-affiliated subadvisor without shareholder approval. The fund and the Advisor are subject to the conditions imposed by the SEC order, including the condition that within 90 days of hiring of a new non-affiliated subadvisor, the fund will provide shareholders with an information statement containing information about the new non-affiliated subadvisor.


The fund and the Advisor have also filed an exemptive application with the SEC requesting an order that would extend the relief granted with respect to non-affiliated subadvisors to certain subadvisors that are affiliates of the Advisor ("affiliated subadvisors"). If such relief is granted by the SEC, the Advisor, with the approval of the fund's Board, would be able to hire non-affiliated and/or affiliated subadvisors to manage all or a portion of the fund's assets without obtaining shareholder approval. The Advisor would also have the discretion to terminate any subadvisor and allocate and reallocate the fund's assets among any other subadvisors (including terminating a non-affiliated subadvisor and replacing them with an affiliated subadvisor). The Advisor, subject to the approval of the Board, would also be able to materially amend an existing subadvisory agreement with any such subadvisor without shareholder approval. There can be no assurance that such relief will be granted by the SEC. The fund and the Advisor will be subject to any new conditions imposed by the SEC.



MANAGEMENT


DWS CAPITAL GROWTH VIP

OWEN FITZPATRICK, CFA, MANAGING DIRECTOR. Lead Manager of the fund. Joined the fund in 2009.

o  Joined Deutsche Asset Management in 2009.

o Prior to joining Deutsche Asset Management, Managing Director of Deutsche Bank Private Wealth Management and served as head of U.S. Equity Strategy and manager of the U.S. large cap core, value and growth portfolios and member of the U.S. Investment Committee and head of the Equity Strategy Group.

o Previous experience includes over 21 years of experience in trust and investment management. Prior to joining Deutsche Bank in 1995, managed an equity income fund, trust and advisory relationships for Princeton Bank & Trust Company, where he was also responsible for research coverage of the consumer cyclical sector. Previously served as a portfolio manager at Manufacturer's Hanover Trust Company.

o  BA and MBA, Fordham University.


                                       7
PROSPECTUS May 1, 2011                                            Fund Details

THOMAS M. HYNES, JR., CFA, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2009.

o Joined Deutsche Asset Management in 1995, served in DB Private Wealth Management from 1995-2004; served as US equity portfolio manager at Citigroup Asset Management from 2004-2007; rejoined Deutsche Asset Management in 2007.

o  Portfolio manager for US Large Cap Equity: New York.

o  BS, Fordham University.

BRENDAN O'NEILL, CFA, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2009.

o  Joined Deutsche Asset Management in 2000.

o Equity Research Analyst covering the financial services sector from 2001-2009.

o  Previously served as a member of the Large Cap Core Equity team.

o  BA, Queens College, CUNY; MS, Zicklin School of Business, Baruch College.

The fund's Statement of Additional Information provides additional information about a portfolio manager's investments in the fund, a description of the portfolio management compensation structure and information regarding other accounts managed.


                                       8
PROSPECTUS May 1, 2011                                            Fund Details

INVESTING IN THE FUND

YOUR INVESTMENT IN THE FUND

The information in this section may affect anyone who selects the fund as an investment option in a variable annuity contract or variable life insurance policy that offers the fund. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The fund assumes no responsibility for such prospectuses.



POLICIES ABOUT TRANSACTIONS


The information in this prospectus applies to Class B shares of the fund. The fund may offer two classes of shares. Class B shares are offered at net asset value and are subject to 12b-1 fees.


Technically, the shareholders of DWS Variable Series I (which includes the fund just described) are the participating insurance companies (the "insurance companies") that offer the fund as choices for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies may pass through voting rights to the contract owners. The fund does not sell shares directly to the public. The fund sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the fund by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract. Depending on context in the prospectus, the terms "you" and "yours" refer to either a contract owner or to the insurance company that issues the contract. References to "buying," "purchasing" or "holding" fund shares refer only to the insurance company, not the contract owner.


Please bear in mind that there are important differences between DWS retail funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the fund, are not sold to insurance company separate accounts to fund investments in variable insurance contracts. In addition, the investment objective, policies and strategies of the fund, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than the fund and have different expense ratios than the fund. As a result, the performance of the fund and a Retail Fund will differ.


Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the fund, orderly portfolio management could be disrupted to the potential detriment of shareholders of the fund.


The fund has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. This means that when an insurance company opens an account, the fund will ask for its name, address and other information that will allow the fund to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.


For certain insurance companies, the fund might request additional information (for instance, the fund would ask for documents such as the insurance company's articles of incorporation) to help the fund verify the insurance company's identity.


The fund will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.


The fund may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.



BUYING AND SELLING SHARES


The FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. The fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).



                                       9
PROSPECTUS May 1, 2011                                   Investing in the Fund

The fund continuously sells shares to each insurance company separate account, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed by the insurance company. The insurance company offers contract owners units in its separate accounts which correspond to shares in a fund. Each insurance company submits purchase and redemption orders to a fund based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed by the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.



IMPORTANT INFORMATION ABOUT BUYING AND SELLING SHARES

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the fund is open for business.

o Unless otherwise instructed, the fund normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  The fund does not issue share certificates.

o  The fund reserves the right to reject purchases of shares for any reason.

o The fund reserves the right to withdraw or suspend the offering of shares at any time.

o The fund reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a fund from disposing of its portfolio securities or pricing its shares.

o The fund may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the fund, they are deemed to be in the fund's best interests or when the fund is requested or compelled to do so by governmental authority or by applicable law.


o The fund may close and liquidate an account if a fund is unable to verify provided information, or for other reasons; if a fund decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the fund shares and may incur tax liability.

o The fund may pay for shares sold by "redeeming in kind," that is, by distributing to you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less.

o A purchase order from an insurance company separate account may not be accepted if the sale of fund shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the fund.

MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of fund shares may present risks to the fund's long-term shareholders (as used herein, the term "shareholders" may refer to the contract owners), including potential dilution in the value of fund shares, interference with the efficient management of a fund (including losses on the sale of investments), realized gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if the fund invests in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in fund valuation that arise from the nature of the securities held by the fund (e.g., "time zone arbitrage"). The fund has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.


Pursuant to these policies, the fund reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, the fund may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to the fund. The fund, through its Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same fund's shares. The fund may take other trading activity into



                                       10
PROSPECTUS May 1, 2011                                   Investing in the Fund
account if the fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.


Shareholders are limited to four roundtrip transactions in the same fund over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same fund within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that fund. The fund has sole discretion whether to remove a block from a shareholder's account (e.g., such as when the Advisor has determined that the transactions were not abusive or harmful to the fund). The rights of a shareholder to redeem shares of the fund are not affected by the four roundtrip transaction limitation.


The Advisor may make exceptions to the roundtrip transaction policy for certain types of transactions if in its opinion the transactions do not represent short-term or excessive trading or are not abusive or harmful to the fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the fund or administrator and transactions by certain qualified fund-of-fund(s).


In certain circumstances, the fund may rely upon the policy of the insurance company or other financial intermediary to deter short-term or excessive trading if the Advisor believes that the policy of such insurance company or other financial intermediary is reasonably designed to detect and deter transactions that are not in the best interests of the fund. An insurance company's or other financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the fund's policies, may permit certain transactions not permitted by the fund's policies, or prohibit transactions not subject to the fund's policies.


The Advisor may also accept undertakings from an insurance company or other financial intermediary to enforce short-term or excessive trading policies on behalf of the fund that provide a substantially similar level of protection for the fund against such transactions. For example, certain insurance companies may have contractual or legal restrictions, or operational constraints, that prevent them from blocking an account. In such instances, the Advisor may permit the insurance company to use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.


In addition, to the extent that the fund invests some portion of its assets in foreign securities, the fund has adopted certain fair valuation practices intended to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in fund valuation that arise from the nature of the securities held by the fund. (See "How the fund Calculates Share Price.")


There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying contract holders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. The Advisor reviews trading activity at the separate account level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the separate account level, the Advisor will contact the insurance company or other financial intermediary to request underlying contract holder activity. Depending on the amount of fund shares held in such separate account (which may represent most of the fund's shares), short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund. If short-term or excessive trading is identified, the Advisor will take appropriate action.


The fund's market timing policies and procedures may be modified or terminated at any time.



HOW TO RECEIVE ACCOUNT INFORMATION

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.


Please see the contract prospectus that accompanies this prospectus for the customer service phone number.



HOW TO SELECT SHARES

Shares in the fund are available in connection with certain variable annuity and life insurance arrangements. Each insurance company has different provisions about how and when their contract owners may select fund shares. Each insurance company is responsible for communicating its contract owners' instructions to the fund. Contract owners should contact their insurance company to effect transactions in connection with the fund.



FINANCIAL INTERMEDIARY SUPPORT PAYMENTS


The Advisor, DWS Investments Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the fund, any record keeping/sub-transfer agency/networking fees payable by the fund (generally through the Distributor or an affiliate) and/or the Distributor



                                       11
PROSPECTUS May 1, 2011                                   Investing in the Fund
to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the fund with "shelf space" or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.


The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares or the retention and/or servicing of investors and DWS fund shares to financial advisors in amounts that generally range from 0.01% up to 0.26% of assets of the fund serviced and maintained by the financial advisor, 0.05% to 0.25% of sales of the fund attributable to the financial advisor, a flat fee of $4,000 up to $125,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of the fund or of any particular share class of the fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of the fund. Additional information regarding these revenue sharing payments is included in the fund's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).


The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. or ExpertPlan Inc. on the DWS Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.


It is likely that broker-dealers that execute portfolio transactions for the fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.



HOW THE FUND CALCULATES SHARE PRICE


To calculate net asset value per share, or NAV, the fund uses the following equation:



        TOTAL          TOTAL                  TOTAL NUMBER OF
               -                       /                        =    NAV
  (                               )
       ASSETS       LIABILITIES             SHARES OUTSTANDING

The price at which you buy and sell shares for the fund is the NAV.


WE TYPICALLY VALUE SECURITIES USING INFORMATION FURNISHED BY AN INDEPENDENT PRICING SERVICE OR MARKET QUOTATIONS, WHERE APPROPRIATE. However, we may use methods approved by the Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of a portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, a portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value



                                       12
PROSPECTUS May 1, 2011                                   Investing in the Fund
realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be a portfolio's use of fair value pricing. This is intended to reduce a portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")

To the extent that the fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell fund shares through the contract. This is because some foreign markets are open on days and at times when the fund doesn't price the shares.



DISTRIBUTIONS


The fund intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The fund may make additional distributions if necessary.


All distributions will be reinvested in shares of a fund unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the relevant fund for federal income tax purposes.



TAXES


The fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to meet all requirements necessary to avoid paying any federal income or excise taxes.


Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1-2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.


In order for investors to receive the favorable federal income tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If a fund or separate account does not meet such requirements or if a fund were to fail to qualify as a regulated investment company for any taxable year and could not or did not cure such failure, income allocable to the contracts associated with the separate account may be taxable currently for federal income tax purposes to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.


Under Treasury regulations, insurance companies holding the separate accounts may have to report to the IRS losses above a certain amount resulting from a sale or disposition of a fund's shares.


The discussion above is generally based on the assumption that shares of a fund will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the IRS finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous federal income tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available. In that situation, the person or persons determined to own the fund shares will be currently taxed on fund distributions, and on the proceeds of any redemption of fund shares, under the Code.


Fund investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.


Certain of the fund's investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligation. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.


The preceding is a brief summary of certain of the relevant federal income tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible federal, foreign, state or local taxes.



MARKETING AND DISTRIBUTION FEES


DWS Investments Distributors, Inc., a subsidiary of the Advisor, is the fund's distributor.


DWS Variable Series I has adopted a 12b-1 plan for all Class B shares. Under this plan, the fund pays a fee to the Distributor, which in turn remits fees to participating insurance companies for various costs incurred or paid by these companies in connection with marketing and distributing Class B shares of a fund. Depending on the participating insurance company's corporate structure and applicable state law, the Distributor may remit payments to the participating insurance company's affiliated broker-dealers or another affiliated company rather than to the participating insurance company itself.



                                       13
PROSPECTUS May 1, 2011                                   Investing in the Fund

The plan provides that DWS Variable Series I has, on behalf of the fund, will pay DWS Investments Distributors, Inc., as distributor, a fee of up to 0.25% of the average daily net assets of the fund attributable to the fund's Class B shares. Under the plan, the fund may make quarterly payments to the Distributor for remittance to a participating insurance company for distribution and shareholder servicing related expenses incurred or paid by the participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of 0.25% of the average daily net assets of Class B shares of the funds attributable to that participating insurance company's variable annuity contracts and variable life insurance policies during that quarterly period.


Because 12b-1 fees for Class B shares are paid out of fund assets on an ongoing basis, they will, over time, increase the cost of investment in Class B shares and may cost more than other types of sales charges.


Examples of expenses payable under the plan include the costs of printing and mailing materials (such as fund prospectuses, shareholder reports, fund advertisements and sales literature), holding seminars and sales meetings, providing customer service to policyholders and sales compensation.


                                       14
PROSPECTUS May 1, 2011                                   Investing in the Fund

FINANCIAL HIGHLIGHTS

The financial highlights are designed to help you understand recent financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the fund's annual report (see "Shareholder reports" on the back cover). This information doesn't reflect charges and fees associated with the separate account that invests in the fund or any variable life insurance poliscy or variable annuity contract for which the fund is an investment option. These charges and fees will reduce returns.


DWS CAPITAL GROWTH VIP - CLASS B




YEARS ENDED DECEMBER 31,                                2010            2009         2008           2007              2006
------------------------------------------------  ----------------  -----------  -----------  ----------------  ----------------
SELECTED PER SHARE DATA
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $  16.86        $  13.49     $  20.31       $  18.15          $  16.81
------------------------------------------------     --------        --------     --------       --------          --------
Income (loss) from investment operations:
  Net investment income (loss)(a)                         .08 (d)         .09          .10            .09 (d)           .06 (c)
------------------------------------------------     --------        --------     --------       --------          --------
  Net realized and unrealized gain (loss)                2.67            3.43       ( 6.81)          2.12              1.31
------------------------------------------------     --------        --------     --------       --------          --------
  TOTAL FROM INVESTMENT OPERATIONS                       2.75            3.52       ( 6.71)          2.21              1.37
------------------------------------------------     --------        --------     --------       --------          --------
Less distributions from:
  Net investment income                                (  .10)         (  .15)      (  .11)        (  .05)           (  .03)
------------------------------------------------     --------        --------     --------       --------          --------
NET ASSET VALUE, END OF PERIOD                       $  19.51        $  16.86     $  13.49       $  20.31          $  18.15
------------------------------------------------     --------        --------     --------       --------          --------
Total Return (%)(b)                                     16.33           26.49       (33.20)         12.18              8.17 (c)
------------------------------------------------     --------        --------     --------       --------          --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                     12              12           10             19               107
------------------------------------------------     --------        --------     --------       --------          --------
Ratio of expenses before expense reductions (%)           .85             .85          .85            .94               .91
-------------------------------------------------    --------        --------     --------       --------          --------
Ratio of expenses after expense reductions (%)            .84             .82          .82            .90               .86
-------------------------------------------------    --------        --------     --------       --------          --------
Ratio of net investment income (loss) (%)                 .45 (d)         .65          .56            .48 (d)           .36 (c)
-------------------------------------------------    --------        --------     --------       --------          --------
Portfolio turnover rate (%)                                42              76           21             30                16
-------------------------------------------------    --------        --------     --------       --------          --------

(a)        Based on average shares outstanding during the period.
(b) Total return would have been lower had certain expenses not been reduced.
(c) Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.007 per share and an increase in the ratio of net investment income of 0.04%. Excluding this non-recurring income, total return would have been 0.03% lower.
(d) Net investment income per share and ratio of net investment income include non-recurring dividend income amounting to $0.05 and $0.03 per share and $0.28% and 0.17% of average daily net assets for the years ended December 31, 2010 and 2007, respectively.


                                       15
PROSPECTUS May 1, 2011                                    Financial Highlights

APPENDIX

HYPOTHETICAL EXPENSE SUMMARY

Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the fund may be higher or lower than 5% and, for money market funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.


The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objectives, risks, expenses and charges of the fund prior to investing.


DWS CAPITAL GROWTH VIP - CLASS B



            MAXIMUM            INITIAL HYPOTHETICAL                  ASSUMED RATE
         SALES CHARGE:             INVESTMENT:                        OF RETURN:
             0.00%                   $10,000                              5%
        ---------------  --------------------------------  ---------------------------------
           CUMULATIVE                        CUMULATIVE       HYPOTHETICAL
         RETURN BEFORE                      RETURN AFTER    YEAR-END BALANCE       ANNUAL
            FEES AND        ANNUAL FUND       FEES AND       AFTER FEES AND       FEES AND
YEAR        EXPENSES      EXPENSE RATIOS      EXPENSES          EXPENSES          EXPENSES
------  ---------------  ----------------  --------------  ------------------  -------------
   1          5.00%             0.85%            4.15%        $ 10,415.00       $    86.76
 ---         -----              ----            -----         -----------       ----------
   2         10.25%             0.85%            8.47%        $ 10,847.22       $    90.36
 ---         -----              ----            -----         -----------       ----------
   3         15.76%             0.85%           12.97%        $ 11,297.38       $    94.11
 ---         -----              ----            -----         -----------       ----------
   4         21.55%             0.85%           17.66%        $ 11,766.22       $    98.02
 ---         -----              ----            -----         -----------       ----------
   5         27.63%             0.85%           22.55%        $ 12,254.52       $   102.09
 ---         -----              ----            -----         -----------       ----------
   6         34.01%             0.85%           27.63%        $ 12,763.08       $   106.32
 ---         -----              ----            -----         -----------       ----------
   7         40.71%             0.85%           32.93%        $ 13,292.75       $   110.74
 ---         -----              ----            -----         -----------       ----------
   8         47.75%             0.85%           38.44%        $ 13,844.40       $   115.33
 ---         -----              ----            -----         -----------       ----------
   9         55.13%             0.85%           44.19%        $ 14,418.94       $   120.12
 ---         -----              ----            -----         -----------       ----------
 10          62.89%             0.85%           50.17%        $ 15,017.33       $   125.10
 ---         -----              ----            -----         -----------       ----------
TOTAL                                                                           $ 1,048.95
---                                                                             ----------

ADDITIONAL INDEX INFORMATION


RUSSELL 1000 (Reg. TM) GROWTH INDEX is an unmanaged index that consists of those stocks in the Russell 1000 (Reg. TM) Index that have higher price-to-book ratios and higher forecasted growth values. Russell 1000 (Reg. TM) Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.


                                       16
PROSPECTUS May 1, 2011                                                Appendix

TO GET MORE INFORMATION

SHAREHOLDER REPORTS. Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected fund performance during its last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION (SAI). This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).


For a free copy of any of these documents or to request other information about the fund, contact DWS Investments at the phone number or address listed below. SAIs and shareholder reports are also available through the DWS Investments Web site at www.dws-investments.com. These documents and other information about the fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a duplicating fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below.


You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (202) 551-8090.


CONTACT INFORMATION

DWS INVESTMENTS   222 South Riverside Plaza
                  Chicago, IL 60606-5808
                  www.dws-investments.com
                  (800) 728-3337
SEC               Public Reference Section
                  Washington, D.C. 20549-1520
                  WWW.SEC.GOV
DISTRIBUTOR       DWS Investments Distributors, Inc.
                  222 South Riverside Plaza
                  Chicago, IL 60606-5808
                  (800) 621-1148
SEC FILE NUMBER   DWS Variable Series I
                  811-04257


                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group





(05/01/11) 1B-CAPGRO

[GRAPHIC APPEARS HERE]



PROSPECTUS

MAY 1, 2011



DWS VARIABLE SERIES I
CLASS B

...............................................................................

DWS Global Small Cap Growth VIP


...............................................................................


This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insur ance policies and variable annuity contracts.

The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.


                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

TABLE OF CONTENTS




DWS GLOBAL SMALL CAP GROWTH VIP
Investment Objective............................  1
Fees and Expenses of the Fund...................  1
Principal Investment Strategy...................  1
Main Risks......................................  2
Past Performance................................  3
Management......................................  3
Purchase and Sale of Fund Shares................  3
Tax Information.................................  3
Payments to Financial Intermediaries............  3
FUND DETAILS
Additional Information About Fund Strategies and
Risks...........................................  4
DWS Global Small Cap Growth VIP.................  4
Other Policies and Risks........................  6
Who Manages and Oversees the Fund...............  7
Management......................................  8


INVESTING IN THE FUND
Your Investment in the Fund.....................  9
Policies about transactions.....................  9
Buying and Selling Shares.......................  9
How the Fund Calculates Share Price............. 12
Distributions................................... 13
Taxes........................................... 13
Marketing and Distribution Fees................. 13
FINANCIAL HIGHLIGHTS............................ 15
APPENDIX........................................ 16
Hypothetical Expense Summary.................... 16
Additional Index Information.................... 16


-------------------------------------------------------------------------------
YOUR INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY, ENTITY OR PERSON.
-------------------------------------------------------------------------------

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group




DWS GLOBAL SMALL CAP GROWTH VIP



(formerly DWS Global Opportunities VIP)

INVESTMENT OBJECTIVE


The fund seeks above-average capital appreciation over the long term.



FEES AND EXPENSES OF THE FUND


This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.


SHAREHOLDER FEES

(paid directly from your investment)   None
-------------------------------------- -----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)


                                              B
                                      ---------
Management fee                            0.89
-------------------------------------     ----
Distribution/service
(12b-1) fees                              0.25
-------------------------------------     ----
Other expenses                            0.20
-------------------------------------     ----
TOTAL ANNUAL FUND OPERATING EXPENSES      1.34
-------------------------------------     ----

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a variable contract for which the fund is an investment option. If they were included, your costs would be higher.


Although your actual costs may be higher or lower, based on these assumptions your costs would be:



1 YEAR      3 YEARS    5 YEARS   10 YEARS
--------  ---------  ---------  ---------
$136      $425       $734       $1,613
----      ----       ----       ------



PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs are not reflected in annual fund operating expenses or in the expense example, but can affect the fund's performance.


Portfolio turnover rate for fiscal year 2010: 39%.



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. The fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equities of small companies throughout the world (companies with market values similar to the smallest 30% of the companies in the S&P Developed Broad Market Index, formerly the S&P/Citigroup Broad Market Index World). As of December 31, 2010, companies in which the fund invests typically have a market capitalization of between $500 million and $5 billion at the time of purchase. As part of the investment process the fund may own stocks even if they are outside this market capitalization range.


The fund may invest up to 20% of total assets in common stocks and other equities of large companies or in debt securities, including up to 5% of net assets in junk bonds (grade BB/Ba and below).


MANAGEMENT PROCESS. While the fund may invest in securities of any country, portfolio management generally focuses on countries with developed economies (including the US). In choosing securities, portfolio management uses a combination of three analytical disciplines:



                                       1
PROSPECTUS May 1, 2011                         DWS Global Small Cap Growth VIP

o BOTTOM-UP RESEARCH. Portfolio management looks for individual companies that it believes have a history of above average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

o GROWTH ORIENTATION. Portfolio management generally looks for companies that it believes have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

o ANALYSIS OF GLOBAL THEMES. Portfolio management considers global economic outlooks, seeking to identify industries and companies that are likely to benefit from social, political and economic changes.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.



MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.


STOCK MARKET RISK. The fund is affected by how the stock market performs. When stock prices fall, you should expect the value of your investment to fall as well.


SMALL COMPANY RISK. Small company stocks tend to be more volatile than medium-sized or large company stocks. Small companies are less widely followed by stock analysts and less information about them is available to investors. Industry-wide reversals may have a greater impact on small companies, since they may lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.


FOREIGN INVESTMENT RISK. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.


EMERGING MARKETS RISK. Foreign investment risks are greater in emerging markets than in developed markets. Investments in emerging markets are often considered speculative.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


GROWTH INVESTING RISK. As a category, growth stocks may underperform value stocks (and the stock market as a whole) over any period of time. Because the prices of growth stocks are based largely on the expectation of future earnings, growth stock prices can decline rapidly and significantly in reaction to negative news about such factors as earnings, the economy, political developments, or other news.


CREDIT RISK. The fund's performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in a payment default, security downgrade or inability to meet a financial obligation. Credit risk is greater for lower-rated securities.


INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund's debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.)


PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund's share price and yield and could hurt fund performance.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.



                                       2
PROSPECTUS May 1, 2011                         DWS Global Small Cap Growth VIP

PAST PERFORMANCE


How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus. This information doesn't reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will reduce returns.


CALENDAR YEAR TOTAL RETURNS (%) (Class B)



[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]






  2001        2002        2003       2004       2005       2006       2007     2008       2009     2010
  -24.96       -20.07     48.77      23.15      18.06      21.88      8.92     -50.16     47.66    26.38




Best Quarter: 30.20%, Q2 2009        Worst Quarter: -28.57%, Q4 2008
Year-to-Date as of 3/31/2011: 2.71%

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2010 expressed as a %)


                                 CLASS           1          5         10
                             INCEPTION        YEAR      YEARS      YEARS
                           -----------  ----------  ---------  ---------
CLASS B                     5/2/1997        26.38       4.31       4.82
-------------------------   --------        -----       ----       ----
S&P DEVELOPED
SMALLCAP INDEX (reflects
no deduction for fees,
expenses or taxes)                          24.42       4.84       8.07
-------------------------  --------         -----       ----       ----

MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.


PORTFOLIO MANAGER(S)

JOSEPH AXTELL, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2002.



PURCHASE AND SALE OF FUND SHARES


THE FUND IS INTENDED FOR USE IN A VARIABLE INSURANCE PRODUCT. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.


TAX INFORMATION


The fund normally distributes its net investment income and realized capital gains, if any, to its shareholders, the separate accounts of participating insurance companies. These distributions may not be taxable to the holders of variable annuity contracts and variable life insurance policies. For information concerning federal income tax consequences for the holders of such contracts or policies, holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.



PAYMENTS TO FINANCIAL INTERMEDIARIES


If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund and its related companies may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's web site for more information.


                                       3
PROSPECTUS May 1, 2011                         DWS Global Small Cap Growth VIP

FUND DETAILS

ADDITIONAL INFORMATION ABOUT FUND STRATEGIES AND RISKS

--------------------------------------------------------------------------------
 DWS Global Small Cap Growth VIP



INVESTMENT OBJECTIVE


The fund seeks above-average capital appreciation over the long term.



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. The fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equities of small companies throughout the world (companies with market values similar to the smallest 30% of the companies in the S&P Developed Broad Market Index, formerly the S&P/Citigroup Broad Market Index World). As of December 31, 2010, companies in which the fund invests typically have a market capitalization of between $500 million and $5 billion at the time of purchase. As part of the investment process the fund may own stocks even if they are outside this market capitalization range.


The fund may invest up to 20% of total assets in common stocks and other equities of large companies or in debt securities, including up to 5% of net assets in junk bonds (grade BB/Ba and below).


The fund may invest in common stocks and other types of equities such as preferred stocks or convertible securities.


MANAGEMENT PROCESS. While the fund may invest in securities of any country, portfolio management generally focuses on countries with developed economies (including the US). In choosing securities, portfolio management uses a combination of three analytical disciplines:

o BOTTOM-UP RESEARCH. Portfolio management looks for individual companies that it believes have a history of above average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

o GROWTH ORIENTATION. Portfolio management generally looks for companies that it believes have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.


o ANALYSIS OF GLOBAL THEMES. Portfolio management considers global economic outlooks, seeking to identify industries and companies that are likely to benefit from social, political and economic changes.

Portfolio management will normally sell a stock when they believe its price is unlikely to go much higher, its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting the fund's exposure to a given country.


SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.



OTHER INVESTMENT STRATEGIES


DERIVATIVES. The fund may use various types of derivatives (a contract whose value is based on, for example, indices, currencies or securities) (i) for hedging purposes; (ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.



MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.


STOCK MARKET RISK. The fund is affected by how the stock market performs. When stock prices fall, you should expect the value of your investment to fall as well.


Stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price.


SMALL COMPANY RISK. Small company stocks tend to be more volatile than medium-sized or large company stocks. Small companies are less widely followed by stock analysts and less information about them is available to investors. Industry-wide reversals may have a greater



                                       4
PROSPECTUS May 1, 2011                                            Fund Details
impact on small companies, since they may lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.

FOREIGN INVESTMENT RISK. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.


Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.


Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the fund's foreign investments.


EMERGING MARKETS RISK. Foreign investment risks are greater in emerging markets than in developed markets. Investments in emerging markets are often considered speculative.


Emerging market countries typically have economic and political systems that are less developed, and can be expected to be less stable than developed markets. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


GROWTH INVESTING RISK. As a category, growth stocks may underperform value stocks (and the stock market as a whole) over any period of time. Because the prices of growth stocks are based largely on the expectation of future earnings, growth stock prices can decline rapidly and significantly in reaction to negative news about such factors as earnings, the economy, political developments, or other news.


A growth company may fail to fulfill apparent promise or may be eclipsed by competitors or its products or its services may be rendered obsolete by new technologies. Growth stocks also typically lack the dividends associated with value stocks that might otherwise cushion investors from the effects of declining stock prices. In addition, growth stocks selected for investment by portfolio management may not perform as anticipated.


CREDIT RISK. The fund's performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in a payment default, security downgrade or inability to meet a financial obligation. Credit risk is greater for lower-rated securities.


Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth highest category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade debt securities.


INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund's debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.)


PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund's share price and yield and could hurt fund performance.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price.


This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment



                                       5
PROSPECTUS May 1, 2011                                            Fund Details
could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.

Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may prevent the fund from being able to realize full value and thus sell a security for its full valuation. This could cause a material decline in the fund's net asset value.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.


There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.



OTHER POLICIES AND RISKS


While the previous pages describe the main points of the fund's strategy and risks, there are a few other matters to know about:

o Although major changes tend to be infrequent, the fund's Board could change the fund's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days notice prior to making any changes to the fund's 80% investment policy as described herein.


o When in the Advisor's opinion it is advisable to adopt a temporary defensive position because of unusual and adverse or other market conditions, up to 100% of the fund's assets may be held in cash or invested in money market securities or other short-term investments. Short-term investments consist of (1) foreign and domestic obligations of sovereign governments and their agencies and instrumentalities, authorities and political subdivisions; (2) other short-term rated debt securities or, if unrated, determined to be of comparable quality in the opinion of the Advisor; (3) commercial paper; (4) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (5) repurchase agreements.
   Short-term investments may also include shares of money market mutual funds. To the extent the fund invests in such instruments, the fund will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in volatile market conditions.

o Portfolio management measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, its own judgment. All securities must meet the credit quality standards applied by portfolio management at the time they are purchased. If a security's credit quality changes, portfolio management will decide what to do with the security, based on its assessment of what would most benefit the fund.

o Certain DWS funds-of-funds are permitted to invest in other DWS funds. As a result, the fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the fund's performance if the fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the fund's transaction costs.


FOR MORE INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in the fund.


If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).


Keep in mind that there is no assurance that the fund will achieve its investment objective.


A complete list of the fund's portfolio holdings as of the month-end is posted on www.dws-investments.com on or after the last day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. The posted portfolio holdings information is available by fund and generally remains accessible at least until the date on



                                       6
PROSPECTUS May 1, 2011                                            Fund Details
which the fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. In addition, the fund's top ten equity holdings and other fund information is posted on www.dws-investments.com as of the calendar quarter-end on or after the 10th calendar day following quarter-end. The fund's Statement of Additional Information includes a description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings.


WHO MANAGES AND OVERSEES THE FUND


THE INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for the fund. Under the oversight of the Board, the Advisor makes investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance. The Advisor and its predecessors have more than 80 years of experience managing mutual funds and provide a full range of global investment advisory services to institutional and retail clients.


DWS Investments is part of the Asset Management division of Deutsche Bank AG and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, DIMA and DWS Trust Company. DWS Investments is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.


The Advisor may utilize the resources of its global investment platform to provide investment management services through branch offices located outside the US. In some cases, the Advisor may also utilize its branch offices or affiliates located in the US or outside the US to perform certain services such as trade execution, trade matching and settlement, or various administrative, back-office or other services. To the extent services are performed outside the US, such activity may be subject to both US and foreign regulation. It is possible that the jurisdiction in which the Advisor or its affiliate performs such services may impose restrictions or limitations on portfolio transactions that are different from, and in addition to, those that apply in the US.


MANAGEMENT FEE. The Advisor receives a management fee from the fund. Below is the management rate paid by the fund for the most recent fiscal year, as a percentage of the fund's average daily net assets:




FUND NAME                  FEE PAID
---------------------  ------------
DWS Global Small Cap
Growth VIP                  0.82%*
---------------------       ----

* Reflecting the effect of expense limitations and/or fee waivers then in effect.

The Advisor has contractually agreed through September 30, 2011 to waive and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses at 1.40% (excluding extraordinary expenses, taxes, brokerage and interest expense) for Class B. The agreement may only be terminated with the consent of the fund's Board.


A discussion regarding the basis for the Board renewal of the fund's investment management agreement is contained in the shareholder report for the annual period ended December 31 (see "Shareholder reports" on the back cover).


Under a separate administrative services agreement between the fund and the Advisor, the fund pays the Advisor a fee of 0.10% for providing most of the fund's administrative services. The administrative services fee discussed above is included in the fees and expenses table under "Other expenses."


MULTI-MANAGER STRUCTURE. The Advisor, subject to the approval of the Board, has ultimate responsibility to recommend the hiring, termination and replacement of subadvisors. The fund and the Advisor have received an order from the SEC that allows the fund and the Advisor to utilize a multi-manager structure in managing the fund's assets. Pursuant to the SEC order, the Advisor, with the approval of the fund's Board, is permitted to select subadvisors that are not affiliates of the Advisor ("non-affiliated subadvisors") to manage all or a portion of the fund's assets without obtaining shareholder approval. The Advisor also has the discretion to terminate any subadvisor and allocate and reallocate the fund's assets among any non-affiliated subadvisors. The SEC order also permits the Advisor, subject to the approval of the Board, to materially amend an existing subadvisory agreement with a non-affiliated subadvisor without shareholder approval. The fund and the Advisor are subject to the conditions imposed by the SEC order, including the condition that within 90 days of hiring of a new non-affiliated subadvisor, the fund will provide shareholders with an information statement containing information about the new non-affiliated subadvisor.


The fund and the Advisor have also filed an exemptive application with the SEC requesting an order that would extend the relief granted with respect to non-affiliated subadvisors to certain subadvisors that are affiliates of the



                                       7
PROSPECTUS May 1, 2011                                            Fund Details

Advisor ("affiliated subadvisors"). If such relief is granted by the SEC, the Advisor, with the approval of the fund's Board, would be able to hire non-affiliated and/or affiliated subadvisors to manage all or a portion of the fund's assets without obtaining shareholder approval. The Advisor would also have the discretion to terminate any subadvisor and allocate and reallocate the fund's assets among any other subadvisors (including terminating a non-affiliated subadvisor and replacing them with an affiliated subadvisor). The Advisor, subject to the approval of the Board, would also be able to materially amend an existing subadvisory agreement with any such subadvisor without shareholder approval. There can be no assurance that such relief will be granted by the SEC. The fund and the Advisor will be subject to any new conditions imposed by the SEC.


MANAGEMENT


DWS GLOBAL SMALL CAP GROWTH VIP

JOSEPH AXTELL, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2002.

o  Joined Deutsche Asset Management in 2001.

o Senior analyst at Merrill Lynch Investment Managers for the international equity portion of a global balanced portfolio (1996-2001).

o  Director, International Research at PCM International (1989-1996).

o Associate manager, structured debt and equity group at Prudential Capital Corporation (1988-1989).

o  Analyst at Prudential-Bache Capital Funding in London (1987-1988).

o Equity analyst in the health care sector at Prudential Equity Management Associates (1985-1987).

o  BS, Carlson School of Management, University of Minnesota.

The fund's Statement of Additional Information provides additional information about a portfolio manager's investments in the fund, a description of the portfolio management compensation structure and information regarding other accounts managed.


                                       8
PROSPECTUS May 1, 2011                                            Fund Details

INVESTING IN THE FUND

YOUR INVESTMENT IN THE FUND

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The fund assumes no responsibility for such prospectuses.



POLICIES ABOUT TRANSACTIONS


The information in this prospectus applies to Class B shares of the fund. The fund may offer two classes of shares. Class B shares are offered at net asset value and are subject to 12b-1 fees.


Technically, the shareholders of DWS Variable Series I has (which include the fund just described) are the participating insurance companies (the "insurance companies") that offer the fund as choices for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies may pass through voting rights to the contract owners. The fund does not sell shares directly to the public. The fund sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the fund by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract. Depending on context in the prospectus, the terms "you" and "yours" refer to either a contract owner or to the insurance company that issues the contract. References to "buying," "purchasing" or "holding" fund shares refer only to the insurance company, not the contract owner.


Please bear in mind that there are important differences between DWS retail funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the fund, are not sold to insurance company separate accounts to fund investments in variable insurance contracts. In addition, the investment objective, policies and strategies of the fund, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than the fund and have different expense ratios than the fund. As a result, the performance of the fund and a Retail Fund will differ.


Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the fund, orderly portfolio management could be disrupted to the potential detriment of shareholders of the fund.


The fund has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. This means that when an insurance company opens an account, the fund will ask for its name, address and other information that will allow the fund to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.


For certain insurance companies, the fund might request additional information (for instance, the fund would ask for documents such as the insurance company's articles of incorporation) to help the fund verify the insurance company's identity.


The fund will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.


The fund may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.



BUYING AND SELLING SHARES


The FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. The fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).



                                       9
PROSPECTUS May 1, 2011                                   Investing in the Fund

The fund continuously sells shares to each insurance company separate account, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed by the insurance company. The insurance company offers contract owners units in its separate accounts which correspond to shares in a fund. Each insurance company submits purchase and redemption orders to a fund based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed by the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.



IMPORTANT INFORMATION ABOUT BUYING AND SELLING SHARES

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the fund is open for business.

o Unless otherwise instructed, the fund normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  The fund does not issue share certificates.

o  The fund reserves the right to reject purchases of shares for any reason.

o The fund reserves the right to withdraw or suspend the offering of shares at any time.

o The fund reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a fund from disposing of its portfolio securities or pricing its shares.

o The fund may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the fund, they are deemed to be in the fund's best interests or when the fund is requested or compelled to do so by governmental authority or by applicable law.


o The fund may close and liquidate an account if a fund is unable to verify provided information, or for other reasons; if a fund decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the fund shares and may incur tax liability.

o The fund may pay for shares sold by "redeeming in kind," that is, by distributing to you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less.

o A purchase order from an insurance company separate account may not be accepted if the sale of fund shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the fund.

MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of fund shares may present risks to the fund's long-term shareholders (as used herein, the term "shareholders" may refer to the contract owners), including potential dilution in the value of fund shares, interference with the efficient management of a fund (including losses on the sale of investments), realized gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if the fund invests in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in fund valuation that arise from the nature of the securities held by the fund (e.g., "time zone arbitrage"). The fund has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.


Pursuant to these policies, the fund reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, the fund may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to the fund. The fund, through its Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same fund's shares. The fund may take other trading activity into



                                       10
PROSPECTUS May 1, 2011                                   Investing in the Fund
account if the fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.


Shareholders are limited to four roundtrip transactions in the same fund over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same fund within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that fund. The fund has sole discretion whether to remove a block from a shareholder's account (e.g., such as when the Advisor has determined that the transactions were not abusive or harmful to the fund). The rights of a shareholder to redeem shares of the fund are not affected by the four roundtrip transaction limitation.


The Advisor may make exceptions to the roundtrip transaction policy for certain types of transactions if in its opinion the transactions do not represent short-term or excessive trading or are not abusive or harmful to the fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the fund or administrator and transactions by certain qualified fund-of-fund(s).


In certain circumstances, the fund may rely upon the policy of the insurance company or other financial intermediary to deter short-term or excessive trading if the Advisor believes that the policy of such insurance company or other financial intermediary is reasonably designed to detect and deter transactions that are not in the best interests of the fund. An insurance company's or other financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the fund's policies, may permit certain transactions not permitted by the fund's policies, or prohibit transactions not subject to the fund's policies.


The Advisor may also accept undertakings from an insurance company or other financial intermediary to enforce short-term or excessive trading policies on behalf of the fund that provide a substantially similar level of protection for the fund against such transactions. For example, certain insurance companies may have contractual or legal restrictions, or operational constraints, that prevent them from blocking an account. In such instances, the Advisor may permit the insurance company to use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.


In addition, to the extent that the fund invests some portion of its assets in foreign securities, the fund has adopted certain fair valuation practices intended to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in fund valuation that arise from the nature of the securities held by the fund. (See "How the fund Calculates Share Price.")


There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying contract holders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. The Advisor reviews trading activity at the separate account level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the separate account level, the Advisor will contact the insurance company or other financial intermediary to request underlying contract holder activity. Depending on the amount of fund shares held in such separate account (which may represent most of the fund's shares), short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund. If short-term or excessive trading is identified, the Advisor will take appropriate action.


The fund's market timing policies and procedures may be modified or terminated at any time.



HOW TO RECEIVE ACCOUNT INFORMATION

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.


Please see the contract prospectus that accompanies this prospectus for the customer service phone number.



HOW TO SELECT SHARES

Shares in the fund are available in connection with certain variable annuity and life insurance arrangements. Each insurance company has different provisions about how and when their contract owners may select fund shares. Each insurance company is responsible for communicating its contract owners' instructions to the fund. Contract owners should contact their insurance company to effect transactions in connection with the fund.



FINANCIAL INTERMEDIARY SUPPORT PAYMENTS


The Advisor, DWS Investments Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the fund, any record keeping/sub-transfer agency/networking fees payable by the fund (generally through the Distributor or an affiliate) and/or the Distributor



                                       11
PROSPECTUS May 1, 2011                                   Investing in the Fund
to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the fund with "shelf space" or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.


The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares or the retention and/or servicing of investors and DWS fund shares to financial advisors in amounts that generally range from 0.01% up to 0.26% of assets of the fund serviced and maintained by the financial advisor, 0.05% to 0.25% of sales of the fund attributable to the financial advisor, a flat fee of $4,000 up to $125,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of the fund or of any particular share class of the fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of the fund. Additional information regarding these revenue sharing payments is included in the fund's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).


The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. or ExpertPlan Inc. on the DWS Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.


It is likely that broker-dealers that execute portfolio transactions for the fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.



HOW THE FUND CALCULATES SHARE PRICE


To calculate net asset value per share, or NAV, the fund uses the following equation:



        TOTAL          TOTAL                  TOTAL NUMBER OF
               -                       /                        =    NAV
  (                               )
       ASSETS       LIABILITIES             SHARES OUTSTANDING

The price at which you buy and sell shares for the fund is the NAV.


WE TYPICALLY VALUE SECURITIES USING INFORMATION FURNISHED BY AN INDEPENDENT PRICING SERVICE OR MARKET QUOTATIONS, WHERE APPROPRIATE. However, we may use methods approved by the Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of a portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, a portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value



                                       12
PROSPECTUS May 1, 2011                                   Investing in the Fund
realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be a portfolio's use of fair value pricing. This is intended to reduce a portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")

To the extent that the fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell fund shares through the contract. This is because some foreign markets are open on days and at times when the fund doesn't price the shares.



DISTRIBUTIONS


The fund intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The fund may make additional distributions if necessary.


All distributions will be reinvested in shares of a fund unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the relevant fund for federal income tax purposes.



TAXES


The fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to meet all requirements necessary to avoid paying any federal income or excise taxes.


Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1-2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.


In order for investors to receive the favorable federal income tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If a fund or separate account does not meet such requirements or if a fund were to fail to qualify as a regulated investment company for any taxable year and could not or did not cure such failure, income allocable to the contracts associated with the separate account may be taxable currently for federal income tax purposes to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.


Under Treasury regulations, insurance companies holding the separate accounts may have to report to the IRS losses above a certain amount resulting from a sale or disposition of a fund's shares.


The discussion above is generally based on the assumption that shares of a fund will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the IRS finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous federal income tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available. In that situation, the person or persons determined to own the fund shares will be currently taxed on fund distributions, and on the proceeds of any redemption of fund shares, under the Code.


Fund investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.


Certain of the fund's investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligation. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.


The preceding is a brief summary of certain of the relevant federal income tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible federal, foreign, state or local taxes.



MARKETING AND DISTRIBUTION FEES


DWS Investments Distributors, Inc., a subsidiary of the Advisor, is the fund's distributor.


DWS Variable Series I has adopted a 12b-1 plan for all Class B shares. Under this plan, the fund pays a fee to the Distributor, which in turn remits fees to participating insurance companies for various costs incurred or paid by these companies in connection with marketing and distributing Class B shares of a fund. Depending on the participating insurance company's corporate structure and applicable state law, the Distributor may remit payments to the participating insurance company's affiliated broker-dealers or another affiliated company rather than to the participating insurance company itself.



                                       13
PROSPECTUS May 1, 2011                                   Investing in the Fund

The plan provides that DWS Variable Series I has, on behalf of the fund, will pay DWS Investments Distributors, Inc., as distributor, a fee of up to 0.25% of the average daily net assets of the fund attributable to the fund's Class B shares. Under the plan, the fund may make quarterly payments to the Distributor for remittance to a participating insurance company for distribution and shareholder servicing related expenses incurred or paid by the participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of 0.25% of the average daily net assets of Class B shares of the funds attributable to that participating insurance company's variable annuity contracts and variable life insurance policies during that quarterly period.


Because 12b-1 fees for Class B shares are paid out of fund assets on an ongoing basis, they will, over time, increase the cost of investment in Class B shares and may cost more than other types of sales charges.


Examples of expenses payable under the plan include the costs of printing and mailing materials (such as fund prospectuses, shareholder reports, fund advertisements and sales literature), holding seminars and sales meetings, providing customer service to policyholders and sales compensation.


                                       14
PROSPECTUS May 1, 2011                                   Investing in the Fund

FINANCIAL HIGHLIGHTS

The financial highlights are designed to help you understand recent financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the fund's annual report (see "Shareholder reports" on the back cover). This information doesn't reflect charges and fees associated with the separate account that invests in the fund or any variable life insurance poliscy or variable annuity contract for which the fund is an investment option. These charges and fees will reduce returns.


DWS GLOBAL SMALL CAP GROWTH VIP - CLASS B




YEARS ENDED DECEMBER 31,                             2010       2009          2008             2007               2006
------------------------------------------------ ----------- ---------- ---------------- ---------------- --------------------
SELECTED PER SHARE DATA
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $  11.11    $  7.65      $  18.03         $  17.93          $   14.84
------------------------------------------------  --------    -------      --------         --------          ---------
Income (loss) from investment operations:
  Net investment income (loss)(a)                      .03        .02           .16 (e)          .01 (e)         (  .00)(b,d)
------------------------------------------------  --------    -------      --------         --------          ---------
  Net realized and unrealized gain (loss)             2.90       3.57        ( 8.07)            1.61               3.24
------------------------------------------------  --------    -------      --------         --------          ---------
  TOTAL FROM INVESTMENT OPERATIONS                    2.93       3.59        ( 7.91)            1.62               3.24
------------------------------------------------  --------    -------      --------         --------          ---------
Less distributions from:
  Net investment income                             (  .01)    (  .13)            -           (  .19)            (  .15)
------------------------------------------------  --------    -------      --------         --------          ---------
  Net realized gains                                     -          -        ( 2.47)          ( 1.33)                 -
------------------------------------------------  --------    -------      --------         --------          ---------
  TOTAL DISTRIBUTIONS                               (  .01)    (  .13)       ( 2.47)          ( 1.52)            (  .15)
------------------------------------------------  --------    -------      --------         --------          ---------
NET ASSET VALUE, END OF PERIOD                    $  14.03    $ 11.11      $   7.65         $  18.03          $   17.93
------------------------------------------------  --------    -------      --------         --------          ---------
Total Return (%)(c)                                  26.38      47.66        (50.16)            8.92              21.88 (d)
------------------------------------------------  --------    -------      --------         --------          ---------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                   2          7             5               12                 37
------------------------------------------------  --------    -------      --------         --------          ---------
Ratio of expenses before expense reductions (%)       1.34       1.42          1.42             1.53               1.51
------------------------------------------------  --------    -------      --------         --------          ---------
Ratio of expenses after expense reductions (%)        1.26       1.30          1.30             1.50               1.31
------------------------------------------------  --------    -------      --------         --------          ---------
Ratio of net investment income (loss) (%)              .20        .16          1.21 (e)          .07 (e)         (  .03)(d)
------------------------------------------------  --------    -------      --------         --------          ---------
Portfolio turnover rate (%)                             39         53            21               19                 28
------------------------------------------------  --------    -------      --------         --------          ---------

(a)        Based on average shares outstanding during the period.
(b)        Amount is less than $.005.
(c) Total return would have been lower had certain expenses not been reduced.
(d) Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.002 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.01% lower.
(e) Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.05 and $0.02 per share and 0.37% and 0.09% of average daily net assets for the years ended December 31, 2008 and 2007, respectively.


                                       15
PROSPECTUS May 1, 2011                                    Financial Highlights

APPENDIX

HYPOTHETICAL EXPENSE SUMMARY

Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the fund may be higher or lower than 5% and, for money market funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.


The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objectives, risks, expenses and charges of the fund prior to investing.


DWS GLOBAL SMALL CAP GROWTH VIP - CLASS B



            MAXIMUM            INITIAL HYPOTHETICAL                  ASSUMED RATE
         SALES CHARGE:             INVESTMENT:                        OF RETURN:
             0.00%                   $10,000                              5%
        ---------------  --------------------------------  --------------------------------
           CUMULATIVE                        CUMULATIVE       HYPOTHETICAL
         RETURN BEFORE                      RETURN AFTER    YEAR-END BALANCE      ANNUAL
            FEES AND        ANNUAL FUND       FEES AND       AFTER FEES AND      FEES AND
YEAR        EXPENSES      EXPENSE RATIOS      EXPENSES          EXPENSES         EXPENSES
------  ---------------  ----------------  --------------  ------------------  ------------
   1          5.00%             1.34%            3.66%        $ 10,366.00      $   136.45
 ---         -----              ----            -----         -----------      ----------
   2         10.25%             1.34%            7.45%        $ 10,745.40      $   141.45
 ---         -----              ----            -----         -----------      ----------
   3         15.76%             1.34%           11.39%        $ 11,138.68      $   146.62
 ---         -----              ----            -----         -----------      ----------
   4         21.55%             1.34%           15.46%        $ 11,546.35      $   151.99
 ---         -----              ----            -----         -----------      ----------
   5         27.63%             1.34%           19.69%        $ 11,968.95      $   157.55
 ---         -----              ----            -----         -----------      ----------
   6         34.01%             1.34%           24.07%        $ 12,407.01      $   163.32
 ---         -----              ----            -----         -----------      ----------
   7         40.71%             1.34%           28.61%        $ 12,861.11      $   169.30
 ---         -----              ----            -----         -----------      ----------
   8         47.75%             1.34%           33.32%        $ 13,331.83      $   175.49
 ---         -----              ----            -----         -----------      ----------
   9         55.13%             1.34%           38.20%        $ 13,819.77      $   181.92
 ---         -----              ----            -----         -----------      ----------
 10          62.89%             1.34%           43.26%        $ 14,325.57      $   188.57
 ---         -----              ----            -----         -----------      ----------
TOTAL                                                                          $ 1,612.66
---                                                                            ----------

ADDITIONAL INDEX INFORMATION


THE S&P DEVELOPED SMALLCAP INDEX (formerly the S&P/Citigroup Extended Market Index - World) is an unmanaged index of small-capitalization stocks within 26 countries around the globe.


                                       16
PROSPECTUS May 1, 2011                                                Appendix

TO GET MORE INFORMATION

SHAREHOLDER REPORTS. Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected fund performance during its last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION (SAI). This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).


For a free copy of any of these documents or to request other information about the fund, contact DWS Investments at the phone number or address listed below. SAIs and shareholder reports are also available through the DWS Investments Web site at www.dws-investments.com. These documents and other information about the fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a duplicating fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below.


You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (202) 551-8090.


CONTACT INFORMATION

DWS INVESTMENTS   222 South Riverside Plaza
                  Chicago, IL 60606-5808
                  www.dws-investments.com
                  (800) 728-3337
SEC               Public Reference Section
                  Washington, D.C. 20549-1520
                  WWW.SEC.GOV
DISTRIBUTOR       DWS Investments Distributors, Inc.
                  222 South Riverside Plaza
                  Chicago, IL 60606-5808
                  (800) 621-1148
SEC FILE NUMBER   DWS Variable Series I
                  811-04257


                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group





(05/01/11) 1B-GSCG

[GRAPHIC APPEARS HERE]



PROSPECTUS

MAY 1, 2011



DWS VARIABLE SERIES I
CLASS B

...............................................................................

DWS Growth & Income VIP


...............................................................................


This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insur ance policies and variable annuity contracts.

The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.


                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

TABLE OF CONTENTS




DWS GROWTH & INCOME VIP
Investment Objective............................  1
Fees and Expenses of the Fund...................  1
Principal Investment Strategy...................  1
Main Risks......................................  2
Past Performance................................  3
Management......................................  3
Purchase and Sale of Fund Shares................  3
Tax Information.................................  3
Payments to Financial Intermediaries............  3
FUND DETAILS
Additional Information About Fund Strategies and
Risks...........................................  4
DWS Growth & Income VIP.........................  4
Other Policies and Risks........................  6
Who Manages and Oversees the Fund...............  6
Management......................................  7


INVESTING IN THE FUND
Your Investment in the Fund.....................  8
Policies about transactions.....................  8
Buying and Selling Shares.......................  8
How the Fund Calculates Share Price............. 11
Distributions................................... 12
Taxes........................................... 12
Marketing and Distribution Fees................. 12
FINANCIAL HIGHLIGHTS............................ 14
APPENDIX........................................ 15
Hypothetical Expense Summary.................... 15
Additional Index Information.................... 15


-------------------------------------------------------------------------------
YOUR INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY, ENTITY OR PERSON.
-------------------------------------------------------------------------------

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group




DWS GROWTH & INCOME VIP



INVESTMENT OBJECTIVE

The fund seeks long-term growth of capital, current income and growth of income.



FEES AND EXPENSES OF THE FUND


This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.


SHAREHOLDER FEES

(paid directly from your investment)   None
-------------------------------------- -----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)


                                              B
                                      ---------
Management fee                            0.39
-------------------------------------     ----
Distribution/service
(12b-1) fees                              0.25
-------------------------------------     ----
Other expenses                            0.24
-------------------------------------     ----
TOTAL ANNUAL FUND OPERATING EXPENSES      0.88
-------------------------------------     ----

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a variable contract for which the fund is an investment option. If they were included, your costs would be higher.


Although your actual costs may be higher or lower, based on these assumptions your costs would be:



1 YEAR      3 YEARS    5 YEARS   10 YEARS
--------  ---------  ---------  ---------
$90       $281       $488       $1,084
---       ----       ----       ------



PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs are not reflected in annual fund operating expenses or in the expense example, but can affect the fund's performance.


Portfolio turnover rate for fiscal year 2010: 145%.



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. The fund invests at least 65% of total assets in equities, mainly common stocks. Although the fund can invest in companies of any size and from any country, it invests primarily in large US companies. Portfolio management typically considers large companies to be those companies similar in size to companies included in the Russell 1000 (Reg. TM) Index. As of March 31, 2011, the index had a median market capitalization of $5.86 billion. Portfolio management may favor securities from different industries and companies at different times. At times, the fund's assets may be invested in securities in relatively few industries or sectors.


MANAGEMENT PROCESS. Portfolio management uses both quantitative and fundamental analysis to evaluate each company's stock price relative to the company's earnings, operating trends, market outlook and other measures of performance potential.


Portfolio management will normally sell a stock when it believes the fundamental factors have changed, other investments offer better opportunities or in the course of adjusting the fund's emphasis on or within a given industry.



                                       1
PROSPECTUS May 1, 2011                                 DWS Growth & Income VIP

DERIVATIVES. Portfolio management generally may use futures contracts, which are a type of derivative (a contract whose value is based on, for example, indices, currencies or securities), as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.



The fund may also use various types of derivatives (i) for hedging purposes;
(ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.


SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.


ACTIVE TRADING. The fund may trade actively. This could raise transaction costs (thus lowering returns).



MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.


STOCK MARKET RISK. The fund is affected by how the stock market performs. When stock prices fall, you should expect the value of your investment to fall as well.


FOCUS RISK. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors will have a significant impact on the fund's performance. For example, consumer goods companies could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


FOREIGN INVESTMENT RISK. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.


MEDIUM-SIZED COMPANY RISK. Medium-sized company stocks tend to be more volatile than large company stocks. Medium-sized companies are less widely followed by stock analysts and less information about them is available to investors. Industry-wide reversals may have a greater impact on medium-sized companies, since they lack the financial resources of larger companies. Medium-sized company stocks are typically less liquid than large company stocks.


SMALL COMPANY RISK. Small company stocks tend to be more volatile than medium-sized or large company stocks. Small companies are less widely followed by stock analysts and less information about them is available to investors. Industry-wide reversals may have a greater impact on small companies, since they may lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment



                                       2
PROSPECTUS May 1, 2011                                 DWS Growth & Income VIP
could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.


PAST PERFORMANCE


How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus. This information doesn't reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will reduce returns.


CALENDAR YEAR TOTAL RETURNS (%) (Class B)



[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]





  2001        2002        2003       2004      2005      2006        2007      2008       2009     2010
  -11.56       -23.40     26.55      9.78      5.73      13.28      1.00       -38.29     33.64    14.12




Best Quarter: 18.06%, Q3 2009        Worst Quarter: -21.71%, Q4 2008
Year-to-Date as of 3/31/2011: 7.81%

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2010 expressed as a %)


                                       CLASS           1          5         10
                                   INCEPTION        YEAR      YEARS      YEARS
                                 -----------  ----------  ---------  ---------
CLASS B                           5/1/1997        14.12       1.49       0.69
-------------------------------   --------        -----       ----       ----
RUSSELL 1000( (Reg. TM)) INDEX
(reflects no deduction for
fees, expenses or taxes)                          16.10       2.59       1.83
-------------------------------  --------         -----       ----       ----

MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.


SUBADVISOR

QS Investors, LLC (QS Investors)


PORTFOLIO MANAGER(S)

ROBERT WANG, HEAD OF PORTFOLIO MANAGEMENT AND TRADING, QS INVESTORS. Began managing the fund in 2007.


RUSSELL SHTERN, HEAD OF EQUITY PORTFOLIO MANAGEMENT AND TRADING, QS INVESTORS. Began managing the fund in 2010.


PURCHASE AND SALE OF FUND SHARES


THE FUND IS INTENDED FOR USE IN A VARIABLE INSURANCE PRODUCT. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.



TAX INFORMATION


The fund normally distributes its net investment income and realized capital gains, if any, to its shareholders, the separate accounts of participating insurance companies. These distributions may not be taxable to the holders of variable annuity contracts and variable life insurance policies. For information concerning federal income tax consequences for the holders of such contracts or policies, holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.



PAYMENTS TO FINANCIAL INTERMEDIARIES


If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund and its related companies may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's web site for more information.


                                       3
PROSPECTUS May 1, 2011                                 DWS Growth & Income VIP

FUND DETAILS

ADDITIONAL INFORMATION ABOUT FUND STRATEGIES AND RISKS

--------------------------------------------------------------------------------
 DWS Growth & Income VIP



INVESTMENT OBJECTIVE


The fund seeks long-term growth of capital, current income and growth of income.



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. The fund invests at least 65% of total assets in equities, mainly common stocks. Although the fund can invest in companies of any size and from any country, it invests primarily in large US companies. Portfolio management typically considers large companies to be those companies similar in size to companies included in the Russell 1000 (Reg. TM) Index. As of March 31, 2011, the index had a median market capitalization of $5.86 billion. Portfolio management may favor securities from different industries and companies at different times. At times, the fund's assets may be invested in securities in relatively few industries or sectors.


MANAGEMENT PROCESS. Portfolio management uses both quantitative and fundamental analysis to evaluate each company's stock price relative to the company's earnings, operating trends, market outlook and other measures of performance potential.


Portfolio management will normally sell a stock when it believes the fundamental factors have changed, other investments offer better opportunities or in the course of adjusting the fund's emphasis on or within a given industry.


DERIVATIVES. Portfolio management generally may use futures contracts, which are a type of derivative (a contract whose value is based on, for example, indices, currencies or securities), as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.



The fund may also use various types of derivatives (i) for hedging purposes;
(ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.


SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.


ACTIVE TRADING. The fund may trade actively. This could raise transaction costs (thus lowering returns).



MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.


STOCK MARKET RISK. The fund is affected by how the stock market performs. When stock prices fall, you should expect the value of your investment to fall as well.


Stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price.


FOCUS RISK. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors will have a significant impact on the fund's performance. For example, consumer goods companies could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance.



                                       4
PROSPECTUS May 1, 2011                                            Fund Details

Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

FOREIGN INVESTMENT RISK. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.


Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.


Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the fund's foreign investments.


MEDIUM-SIZED COMPANY RISK. Medium-sized company stocks tend to be more volatile than large company stocks. Medium-sized companies are less widely followed by stock analysts and less information about them is available to investors. Industry-wide reversals may have a greater impact on medium-sized companies, since they lack the financial resources of larger companies. Medium-sized company stocks are typically less liquid than large company stocks.


SMALL COMPANY RISK. Small company stocks tend to be more volatile than medium-sized or large company stocks. Small companies are less widely followed by stock analysts and less information about them is available to investors. Industry-wide reversals may have a greater impact on small companies, since they may lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.


There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price.


This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.


Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may prevent the fund from being able to realize full value and thus sell a security for its full valuation. This could cause a material decline in the fund's net asset value.



                                       5
PROSPECTUS May 1, 2011                                            Fund Details

OTHER POLICIES AND RISKS


While the previous pages describe the main points of the fund's strategy and risks, there are a few other matters to know about:

o Although major changes tend to be infrequent, the fund's Board could change the fund's investment objective without seeking shareholder approval.

o When in the Advisor's opinion it is advisable to adopt a temporary defensive position because of unusual and adverse or other market conditions, up to 100% of the fund's assets may be held in cash or invested in money market securities or other short-term investments. Short-term investments consist of (1) foreign and domestic obligations of sovereign governments and their agencies and instrumentalities, authorities and political subdivisions; (2) other short-term rated debt securities or, if unrated, determined to be of comparable quality in the opinion of the Advisor; (3) commercial paper; (4) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (5) repurchase agreements.
   Short-term investments may also include shares of money market mutual funds. To the extent the fund invests in such instruments, the fund will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in volatile market conditions.

o Portfolio management measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, its own judgment. All securities must meet the credit quality standards applied by portfolio management at the time they are purchased. If a security's credit quality changes, portfolio management will decide what to do with the security, based on its assessment of what would most benefit the fund.

o Certain DWS funds-of-funds are permitted to invest in other DWS funds. As a result, the fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the fund's performance if the fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the fund's transaction costs.


FOR MORE INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in the fund.


If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).


Keep in mind that there is no assurance that the fund will achieve its investment objective.


A complete list of the fund's portfolio holdings as of the month-end is posted on www.dws-investments.com on or after the last day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. The posted portfolio holdings information is available by fund and generally remains accessible at least until the date on which the fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. In addition, the fund's top ten equity holdings and other fund information is posted on www.dws-investments.com as of the calendar quarter-end on or after the 10th calendar day following quarter-end. The fund's Statement of Additional Information includes a description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings.



WHO MANAGES AND OVERSEES THE FUND


THE INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for the fund. Under the oversight of the Board, the Advisor makes investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance. The Advisor and its predecessors have more than 80 years of experience managing mutual funds and provide a full range of global investment advisory services to institutional and retail clients.


DWS Investments is part of the Asset Management division of Deutsche Bank AG and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, DIMA and DWS Trust Company. DWS Investments is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.


The Advisor may utilize the resources of its global investment platform to provide investment management services through branch offices located outside the US. In some cases, the Advisor may also utilize its branch offices or affiliates located in the US or outside the US to perform certain services such as trade execution, trade matching and settlement, or various administrative, back-office or other services. To the extent services are performed



                                       6
PROSPECTUS May 1, 2011                                            Fund Details
outside the US, such activity may be subject to both US and foreign regulation. It is possible that the jurisdiction in which the Advisor or its affiliate performs such services may impose restrictions or limitations on portfolio transactions that are different from, and in addition to, those that apply in the US.

MANAGEMENT FEE. The Advisor receives a management fee from the fund. Below is the management rate paid by the fund for the most recent fiscal year, as a percentage of the fund's average daily net assets:




FUND NAME                     FEE PAID
------------------------  ------------
DWS Growth & Income VIP        0.36%*
-------------------------      ----

* Reflecting the effect of expense limitations and/or fee waivers then in effect.

A discussion regarding the basis for the Board renewal of the fund's investment management agreement is contained in the shareholder report for the annual period ended December 31 (see "Shareholder reports" on the back cover).


Under a separate administrative services agreement between the fund and the Advisor, the fund pays the Advisor a fee of 0.10% for providing most of the fund's administrative services. The administrative services fee discussed above is included in the fees and expenses table under "Other expenses."


SUBADVISOR

The subadvisor for the fund is QS Investors, LLC located at 880 Third Avenue, New York, NY 10022. Founded in 2010, QS Investors manages and advises assets on behalf of institutional clients and retail funds, providing global expertise in research, portfolio management and quantitative analysis. Under the oversight of DIMA and the Board, QS Investors makes the investment decisions and buys and sells securities for the fund. DIMA pays a fee to QS Investors pursuant to an investment subadvisory agreement between DIMA and QS Investors.


MULTI-MANAGER STRUCTURE. The Advisor, subject to the approval of the Board, has ultimate responsibility to recommend the hiring, termination and replacement of subadvisors. The fund and the Advisor have received an order from the SEC that allows the fund and the Advisor to utilize a multi-manager structure in managing the fund's assets. Pursuant to the SEC order, the Advisor, with the approval of the fund's Board, is permitted to select subadvisors that are not affiliates of the Advisor ("non-affiliated subadvisors") to manage all or a portion of the fund's assets without obtaining shareholder approval. The Advisor also has the discretion to terminate any subadvisor and allocate and reallocate the fund's assets among any non-affiliated subadvisors. The SEC order also permits the Advisor, subject to the approval of the Board, to materially amend an existing subadvisory agreement with a non-affiliated subadvisor without shareholder approval. The fund and the Advisor are subject to the conditions imposed by the SEC order, including the condition that within 90 days of hiring of a new non-affiliated subadvisor, the fund will provide shareholders with an information statement containing information about the new non-affiliated subadvisor.


The fund and the Advisor have also filed an exemptive application with the SEC requesting an order that would extend the relief granted with respect to non-affiliated subadvisors to certain subadvisors that are affiliates of the Advisor ("affiliated subadvisors"). If such relief is granted by the SEC, the Advisor, with the approval of the fund's Board, would be able to hire non-affiliated and/or affiliated subadvisors to manage all or a portion of the fund's assets without obtaining shareholder approval. The Advisor would also have the discretion to terminate any subadvisor and allocate and reallocate the fund's assets among any other subadvisors (including terminating a non-affiliated subadvisor and replacing them with an affiliated subadvisor). The Advisor, subject to the approval of the Board, would also be able to materially amend an existing subadvisory agreement with any such subadvisor without shareholder approval. There can be no assurance that such relief will be granted by the SEC. The fund and the Advisor will be subject to any new conditions imposed by the SEC.



MANAGEMENT


DWS GROWTH & INCOME VIP

ROBERT WANG, HEAD OF PORTFOLIO MANAGEMENT AND TRADING, QS INVESTORS. Began managing the fund in 2007.

o Joined QS Investors in 2010 after 28 years of experience of trading fixed income, foreign exchange and derivative products at Deutsche Asset Management and J.P. Morgan.

o  BS, The Wharton School, University of Pennsylvania.

RUSSELL SHTERN, HEAD OF EQUITY PORTFOLIO MANAGEMENT AND TRADING, QS INVESTORS. Began managing the fund in 2010.

o Joined QS Investors in 2010 after 11 years of experience as a portfolio manager and trader's assistant with Deutsche Asset Management.

o  BBA, Pace University.

The fund's Statement of Additional Information provides additional information about a portfolio manager's investments in the fund, a description of the portfolio management compensation structure and information regarding other accounts managed.


                                       7
PROSPECTUS May 1, 2011                                            Fund Details

INVESTING IN THE FUND

YOUR INVESTMENT IN THE FUND

The information in this section may affect anyone who selects the fund as an investment option in a variable annuity contract or variable life insurance policy that offers the fund. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The fund assumes no responsibility for such prospectuses.



POLICIES ABOUT TRANSACTIONS


The information in this prospectus applies to Class B shares of the fund. The fund may offer two classes of shares. Class B shares are offered at net asset value and are subject to 12b-1 fees.


Technically, the shareholders of DWS Variable Series I (which includes the fund just described) are the participating insurance companies (the "insurance companies") that offer the fund as choices for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies may pass through voting rights to the contract owners. The fund does not sell shares directly to the public. The fund sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the fund by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract. Depending on context in the prospectus, the terms "you" and "yours" refer to either a contract owner or to the insurance company that issues the contract. References to "buying," "purchasing" or "holding" fund shares refer only to the insurance company, not the contract owner.


Please bear in mind that there are important differences between DWS retail funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the fund, are not sold to insurance company separate accounts to fund investments in variable insurance contracts. In addition, the investment objective, policies and strategies of the fund, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than the fund and have different expense ratios than the fund. As a result, the performance of the fund and a Retail Fund will differ.


Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the fund, orderly portfolio management could be disrupted to the potential detriment of shareholders of the fund.


The fund has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. This means that when an insurance company opens an account, the fund will ask for its name, address and other information that will allow the fund to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.


For certain insurance companies, the fund might request additional information (for instance, the fund would ask for documents such as the insurance company's articles of incorporation) to help the fund verify the insurance company's identity.


The fund will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.


The fund may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.



BUYING AND SELLING SHARES


The FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. The fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).



                                       8
PROSPECTUS May 1, 2011                                   Investing in the Fund

The fund continuously sells shares to each insurance company separate account, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed by the insurance company. The insurance company offers contract owners units in its separate accounts which correspond to shares in a fund. Each insurance company submits purchase and redemption orders to a fund based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed by the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.



IMPORTANT INFORMATION ABOUT BUYING AND SELLING SHARES

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the fund is open for business.

o Unless otherwise instructed, the fund normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  The fund does not issue share certificates.

o  The fund reserves the right to reject purchases of shares for any reason.

o The fund reserves the right to withdraw or suspend the offering of shares at any time.

o The fund reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a fund from disposing of its portfolio securities or pricing its shares.

o The fund may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the fund, they are deemed to be in the fund's best interests or when the fund is requested or compelled to do so by governmental authority or by applicable law.


o The fund may close and liquidate an account if a fund is unable to verify provided information, or for other reasons; if a fund decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the fund shares and may incur tax liability.

o The fund may pay for shares sold by "redeeming in kind," that is, by distributing to you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less.

o A purchase order from an insurance company separate account may not be accepted if the sale of fund shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the fund.

MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of fund shares may present risks to the fund's long-term shareholders (as used herein, the term "shareholders" may refer to the contract owners), including potential dilution in the value of fund shares, interference with the efficient management of a fund (including losses on the sale of investments), realized gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if the fund invests in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in fund valuation that arise from the nature of the securities held by the fund (e.g., "time zone arbitrage"). The fund has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.


Pursuant to these policies, the fund reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, the fund may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to the fund. The fund, through its Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same fund's shares. The fund may take other trading activity into



                                       9
PROSPECTUS May 1, 2011                                   Investing in the Fund
account if the fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.


Shareholders are limited to four roundtrip transactions in the same fund over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same fund within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that fund. The fund has sole discretion whether to remove a block from a shareholder's account (e.g., such as when the Advisor has determined that the transactions were not abusive or harmful to the fund). The rights of a shareholder to redeem shares of the fund are not affected by the four roundtrip transaction limitation.


The Advisor may make exceptions to the roundtrip transaction policy for certain types of transactions if in its opinion the transactions do not represent short-term or excessive trading or are not abusive or harmful to the fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the fund or administrator and transactions by certain qualified fund-of-fund(s).


In certain circumstances, the fund may rely upon the policy of the insurance company or other financial intermediary to deter short-term or excessive trading if the Advisor believes that the policy of such insurance company or other financial intermediary is reasonably designed to detect and deter transactions that are not in the best interests of the fund. An insurance company's or other financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the fund's policies, may permit certain transactions not permitted by the fund's policies, or prohibit transactions not subject to the fund's policies.


The Advisor may also accept undertakings from an insurance company or other financial intermediary to enforce short-term or excessive trading policies on behalf of the fund that provide a substantially similar level of protection for the fund against such transactions. For example, certain insurance companies may have contractual or legal restrictions, or operational constraints, that prevent them from blocking an account. In such instances, the Advisor may permit the insurance company to use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.


In addition, to the extent that the fund invests some portion of its assets in foreign securities, the fund has adopted certain fair valuation practices intended to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in fund valuation that arise from the nature of the securities held by the fund. (See "How the fund Calculates Share Price.")


There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying contract holders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. The Advisor reviews trading activity at the separate account level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the separate account level, the Advisor will contact the insurance company or other financial intermediary to request underlying contract holder activity. Depending on the amount of fund shares held in such separate account (which may represent most of the fund's shares), short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund. If short-term or excessive trading is identified, the Advisor will take appropriate action.


The fund's market timing policies and procedures may be modified or terminated at any time.



HOW TO RECEIVE ACCOUNT INFORMATION

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.


Please see the contract prospectus that accompanies this prospectus for the customer service phone number.



HOW TO SELECT SHARES

Shares in the fund are available in connection with certain variable annuity and life insurance arrangements. Each insurance company has different provisions about how and when their contract owners may select fund shares. Each insurance company is responsible for communicating its contract owners' instructions to the fund. Contract owners should contact their insurance company to effect transactions in connection with the fund.



FINANCIAL INTERMEDIARY SUPPORT PAYMENTS


The Advisor, DWS Investments Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the fund, any record keeping/sub-transfer agency/networking fees payable by the fund (generally through the Distributor or an affiliate) and/or the Distributor



                                       10
PROSPECTUS May 1, 2011                                   Investing in the Fund
to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the fund with "shelf space" or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.


The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares or the retention and/or servicing of investors and DWS fund shares to financial advisors in amounts that generally range from 0.01% up to 0.26% of assets of the fund serviced and maintained by the financial advisor, 0.05% to 0.25% of sales of the fund attributable to the financial advisor, a flat fee of $4,000 up to $125,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of the fund or of any particular share class of the fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of the fund. Additional information regarding these revenue sharing payments is included in the fund's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).


The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. or ExpertPlan Inc. on the DWS Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.


It is likely that broker-dealers that execute portfolio transactions for the fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.



HOW THE FUND CALCULATES SHARE PRICE


To calculate net asset value per share, or NAV, the fund uses the following equation:



        TOTAL          TOTAL                  TOTAL NUMBER OF
               -                       /                        =    NAV
  (                               )
       ASSETS       LIABILITIES             SHARES OUTSTANDING

The price at which you buy and sell shares for the fund is the NAV.


WE TYPICALLY VALUE SECURITIES USING INFORMATION FURNISHED BY AN INDEPENDENT PRICING SERVICE OR MARKET QUOTATIONS, WHERE APPROPRIATE. However, we may use methods approved by the Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of a portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, a portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value



                                       11
PROSPECTUS May 1, 2011                                   Investing in the Fund
realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be a portfolio's use of fair value pricing. This is intended to reduce a portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")

To the extent that the fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell fund shares through the contract. This is because some foreign markets are open on days and at times when the fund doesn't price the shares.



DISTRIBUTIONS


The fund intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The fund may make additional distributions if necessary.


All distributions will be reinvested in shares of a fund unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the relevant fund for federal income tax purposes.



TAXES


The fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to meet all requirements necessary to avoid paying any federal income or excise taxes.


Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1-2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.


In order for investors to receive the favorable federal income tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If a fund or separate account does not meet such requirements or if a fund were to fail to qualify as a regulated investment company for any taxable year and could not or did not cure such failure, income allocable to the contracts associated with the separate account may be taxable currently for federal income tax purposes to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.


Under Treasury regulations, insurance companies holding the separate accounts may have to report to the IRS losses above a certain amount resulting from a sale or disposition of a fund's shares.


The discussion above is generally based on the assumption that shares of a fund will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the IRS finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous federal income tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available. In that situation, the person or persons determined to own the fund shares will be currently taxed on fund distributions, and on the proceeds of any redemption of fund shares, under the Code.


Fund investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.


Certain of the fund's investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligation. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.


The preceding is a brief summary of certain of the relevant federal income tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible federal, foreign, state or local taxes.



MARKETING AND DISTRIBUTION FEES


DWS Investments Distributors, Inc., a subsidiary of the Advisor, is the fund's distributor.


DWS Variable Series I has adopted a 12b-1 plan for all Class B shares. Under this plan, the fund pays a fee to the Distributor, which in turn remits fees to participating insurance companies for various costs incurred or paid by these companies in connection with marketing and distributing Class B shares of a fund. Depending on the participating insurance company's corporate structure and applicable state law, the Distributor may remit payments to the participating insurance company's affiliated broker-dealers or another affiliated company rather than to the participating insurance company itself.



                                       12
PROSPECTUS May 1, 2011                                   Investing in the Fund

The plan provides that DWS Variable Series I has, on behalf of the fund, will pay DWS Investments Distributors, Inc., as distributor, a fee of up to 0.25% of the average daily net assets of the fund attributable to the fund's Class B shares. Under the plan, the fund may make quarterly payments to the Distributor for remittance to a participating insurance company for distribution and shareholder servicing related expenses incurred or paid by the participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of 0.25% of the average daily net assets of Class B shares of the funds attributable to that participating insurance company's variable annuity contracts and variable life insurance policies during that quarterly period.


Because 12b-1 fees for Class B shares are paid out of fund assets on an ongoing basis, they will, over time, increase the cost of investment in Class B shares and may cost more than other types of sales charges.


Examples of expenses payable under the plan include the costs of printing and mailing materials (such as fund prospectuses, shareholder reports, fund advertisements and sales literature), holding seminars and sales meetings, providing customer service to policyholders and sales compensation.


                                       13
PROSPECTUS May 1, 2011                                   Investing in the Fund

FINANCIAL HIGHLIGHTS

The financial highlights are designed to help you understand recent financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the fund's annual report (see "Shareholder reports" on the back cover). This information doesn't reflect charges and fees associated with the separate account that invests in the fund or any variable life insurance poliscy or variable annuity contract for which the fund is an investment option. These charges and fees will reduce returns.


DWS GROWTH & INCOME VIP - CLASS B




YEARS ENDED DECEMBER 31,                             2010        2009         2008         2007           2006
------------------------------------------------  ----------  ----------  -----------  -----------  ---------------
SELECTED PER SHARE DATA
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $  6.70     $  5.12     $  10.77     $  10.90       $   9.68
------------------------------------------------   -------     -------     --------     --------       --------
Income (loss) from investment operations:
  Net investment income (loss)(a)                      .07         .08          .08          .09            .09 (c)
------------------------------------------------   -------     -------     --------     --------       --------
  Net realized and unrealized gain (loss)              .87        1.60       ( 3.42)         .02           1.19
------------------------------------------------   -------     -------     --------     --------       --------
  TOTAL FROM INVESTMENT OPERATIONS                     .94        1.68       ( 3.34)         .11           1.28
------------------------------------------------   -------     -------     --------     --------       --------
Less distributions from:
  Net investment income                              ( .09)      ( .10)      (  .15)      (  .09)        (  .06)
------------------------------------------------   -------     -------     --------     --------       --------
  Net realized gains                                     -           -       ( 2.16)      (  .15)             -
------------------------------------------------   -------     -------     --------     --------       --------
  TOTAL DISTRIBUTIONS                                ( .09)      ( .10)      ( 2.31)      (  .24)        (  .06)
------------------------------------------------   -------     -------     --------     --------       --------
NET ASSET VALUE, END OF PERIOD                     $  7.55     $  6.70     $   5.12     $  10.77       $  10.90
------------------------------------------------   -------     -------     --------     --------       --------
Total Return (%)(b)                                  14.12       33.64       (38.29)        1.00          13.28 (c)
------------------------------------------------   -------     -------     --------     --------       --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                   2           2            2           15             52
------------------------------------------------   -------     -------     --------     --------       --------
Ratio of expenses before expense reductions (%)        .88         .89          .82          .95            .94
-------------------------------------------------  -------     -------     --------     --------       --------
Ratio of expenses after expense reductions (%)         .85         .80          .77          .92            .89
-------------------------------------------------  -------     -------     --------     --------       --------
Ratio of net investment income (loss) (%)             1.07        1.48         1.12          .82            .89 (c)
-------------------------------------------------  -------     -------     --------     --------       --------
Portfolio turnover rate (%)                            145          82          130          310            105
-------------------------------------------------  -------     -------     --------     --------       --------

(a)        Based on average shares outstanding during the period.
(b) Total return would have been lower had certain expenses not been reduced.
(c) Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.007 per share and an increase in the ratio of net investment income of 0.07%. Excluding this non-recurring income, total return would have been 0.06% lower.


                                       14
PROSPECTUS May 1, 2011                                    Financial Highlights

APPENDIX

HYPOTHETICAL EXPENSE SUMMARY

Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the fund may be higher or lower than 5% and, for money market funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.


The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objectives, risks, expenses and charges of the fund prior to investing.


DWS GROWTH & INCOME VIP - CLASS B



            MAXIMUM            INITIAL HYPOTHETICAL                  ASSUMED RATE
         SALES CHARGE:             INVESTMENT:                        OF RETURN:
             0.00%                   $10,000                              5%
        ---------------  --------------------------------  ---------------------------------
           CUMULATIVE                        CUMULATIVE       HYPOTHETICAL
         RETURN BEFORE                      RETURN AFTER    YEAR-END BALANCE       ANNUAL
            FEES AND        ANNUAL FUND       FEES AND       AFTER FEES AND       FEES AND
YEAR        EXPENSES      EXPENSE RATIOS      EXPENSES          EXPENSES          EXPENSES
------  ---------------  ----------------  --------------  ------------------  -------------
   1          5.00%             0.88%            4.12%        $ 10,412.00       $    89.81
 ---         -----              ----            -----         -----------       ----------
   2         10.25%             0.88%            8.41%        $ 10,840.97       $    93.51
 ---         -----              ----            -----         -----------       ----------
   3         15.76%             0.88%           12.88%        $ 11,287.62       $    97.37
 ---         -----              ----            -----         -----------       ----------
   4         21.55%             0.88%           17.53%        $ 11,752.67       $   101.38
 ---         -----              ----            -----         -----------       ----------
   5         27.63%             0.88%           22.37%        $ 12,236.88       $   105.55
 ---         -----              ----            -----         -----------       ----------
   6         34.01%             0.88%           27.41%        $ 12,741.04       $   109.90
 ---         -----              ----            -----         -----------       ----------
   7         40.71%             0.88%           32.66%        $ 13,265.97       $   114.43
 ---         -----              ----            -----         -----------       ----------
   8         47.75%             0.88%           38.13%        $ 13,812.53       $   119.15
 ---         -----              ----            -----         -----------       ----------
   9         55.13%             0.88%           43.82%        $ 14,381.61       $   124.05
 ---         -----              ----            -----         -----------       ----------
 10          62.89%             0.88%           49.74%        $ 14,974.13       $   129.17
 ---         -----              ----            -----         -----------       ----------
TOTAL                                                                           $ 1,084.32
---                                                                             ----------

ADDITIONAL INDEX INFORMATION


RUSSELL 1000 (Reg. TM) INDEX is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.


                                       15
PROSPECTUS May 1, 2011                                                Appendix

TO GET MORE INFORMATION

SHAREHOLDER REPORTS. Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected fund performance during its last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION (SAI). This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).


For a free copy of any of these documents or to request other information about the fund, contact DWS Investments at the phone number or address listed below. SAIs and shareholder reports are also available through the DWS Investments Web site at www.dws-investments.com. These documents and other information about the fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a duplicating fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below.


You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (202) 551-8090.


CONTACT INFORMATION

DWS INVESTMENTS   222 South Riverside Plaza
                  Chicago, IL 60606-5808
                  www.dws-investments.com
                  (800) 728-3337
SEC               Public Reference Section
                  Washington, D.C. 20549-1520
                  WWW.SEC.GOV
DISTRIBUTOR       DWS Investments Distributors, Inc.
                  222 South Riverside Plaza
                  Chicago, IL 60606-5808
                  (800) 621-1148
SEC FILE NUMBER   DWS Variable Series I
                  811-04257


                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group





(05/01/11) 1B-GROINC

[GRAPHIC APPEARS HERE]



PROSPECTUS

MAY 1, 2011



DWS VARIABLE SERIES I
CLASS B

...............................................................................

DWS International VIP


...............................................................................


This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insur ance policies and variable annuity contracts.

The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.


                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

TABLE OF CONTENTS




DWS INTERNATIONAL VIP
Investment Objective............................  1
Fees and Expenses of the Fund...................  1
Principal Investment Strategy...................  1
Main Risks......................................  2
Past Performance................................  3
Management......................................  3
Purchase and Sale of Fund Shares................  3
Tax Information.................................  3
Payments to Financial Intermediaries............  3
FUND DETAILS
Additional Information About Fund Strategies and
Risks...........................................  4
DWS International VIP...........................  4
Other Policies and Risks........................  6
Who Manages and Oversees the Fund...............  6
Management......................................  7


INVESTING IN THE FUND
Your Investment in the Fund.....................  9
Policies about transactions.....................  9
Buying and Selling Shares.......................  9
How the Fund Calculates Share Price............. 12
Distributions................................... 13
Taxes........................................... 13
Marketing and Distribution Fees................. 13
FINANCIAL HIGHLIGHTS............................ 15
APPENDIX........................................ 16
Hypothetical Expense Summary.................... 16
Additional Index Information.................... 16


-------------------------------------------------------------------------------
YOUR INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY, ENTITY OR PERSON.
-------------------------------------------------------------------------------

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group




DWS INTERNATIONAL VIP



INVESTMENT OBJECTIVE

The fund seeks long-term growth of capital.



FEES AND EXPENSES OF THE FUND


This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.


SHAREHOLDER FEES

(paid directly from your investment)   None
-------------------------------------- -----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)


                                                             B
                                                     ---------
Management fee                                           0.79
----------------------------------------------------     ----
Distribution/service
(12b-1) fees                                             0.25
----------------------------------------------------     ----
Other expenses                                           0.22
----------------------------------------------------     ----
Acquired funds (underlying funds) fees and expenses      0.01
----------------------------------------------------     ----
TOTAL ANNUAL FUND OPERATING EXPENSES                     1.27
----------------------------------------------------     ----

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a variable contract for which the fund is an investment option. If they were included, your costs would be higher.


Although your actual costs may be higher or lower, based on these assumptions your costs would be:



1 YEAR      3 YEARS    5 YEARS   10 YEARS
--------  ---------  ---------  ---------
$129      $403       $697       $1,534
----      ----       ----       ------



PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs are not reflected in annual fund operating expenses or in the expense example, but can affect the fund's performance.


Portfolio turnover rate for fiscal year 2010: 228%.



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. Although the fund can invest in companies of any size and from any country, it invests mainly in common stocks of established companies in countries with developed economies (other than the United States). The fund's equity investments may also include preferred stocks, depositary receipts and other securities with equity characteristics, such as convertible securities and warrants.


MANAGEMENT PROCESS. Portfolio management aims to add value through stock selection. The investment team utilizes a proprietary investment process designed to identify attractive investment candidates from an extensive pool of fundamental research resources, which identify investments that may offer the potential for price appreciation. The investment process also takes into consideration various factors - including country and sector weightings, style and other risk targets relative to the benchmark - and assists portfolio management in devising allocations among particular securities. Portfolio management may buy a security when its research resources indicate the potential for future upside price appreciation or their investment process identifies an attractive investment opportunity. Conversely, portfolio management may sell a security when its research resources indicate limited future upside or their investment process identifies more attractive investment opportunities elsewhere.



                                       1
PROSPECTUS May 1, 2011                                   DWS International VIP

DERIVATIVES. Portfolio management generally may use futures contracts, which are a type of derivative (a contract whose value is based on, for example, indices, currencies or securities) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions. In addition, portfolio management generally may use forward currency contracts to hedge the fund's exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings or to facilitate transactions in foreign currency denominated securities. Portfolio management generally may use structured notes to gain exposure to local shares in foreign markets.


The fund may also use various types of derivatives (i) for hedging purposes;
(ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.


SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.


ACTIVE TRADING. The fund may trade actively. This could raise transaction costs (thus lowering returns).



MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.


FOREIGN INVESTMENT RISK. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.


EMERGING MARKETS RISK. Foreign investment risks are greater in emerging markets than in developed markets. Investments in emerging markets are often considered speculative.


STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock's issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. To the extent that the fund invests in a particular geographic region or market sector, performance will be affected by that region's general performance.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


CREDIT RISK. The fund's performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in a payment default, security downgrade or inability to meet a financial obligation.


INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund's debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.)


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to



                                       2
PROSPECTUS May 1, 2011                                   DWS International VIP
honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.


PAST PERFORMANCE


How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus. This information doesn't reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will reduce returns.


CALENDAR YEAR TOTAL RETURNS (%) (Class B)



[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]





  2001        2002        2003       2004       2005       2006        2007       2008       2009     2010
  -30.81       -18.62     27.52      16.24      15.71      25.44      14.25       -48.25     32.89    1.33




Best Quarter: 22.97%, Q3 2009        Worst Quarter: -26.71%, Q3 2008
Year-to-Date as of 3/31/2011: 1.82%

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2010 expressed as a %)


                                    CLASS          1           5          10
                                INCEPTION       YEAR       YEARS       YEARS
                              -----------  ---------  ----------  ----------
CLASS B                        5/8/1997        1.33       -0.02       -0.36
----------------------------   --------        ----      ------      ------
MSCI EAFE( (Reg. TM)) INDEX
(reflects no deduction for
fees, expenses or taxes)                       7.75       2.46        3.50
----------------------------  --------         ----      ------      ------

MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.


PORTFOLIO MANAGER(S)

THOMAS VOECKING, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2011.


JASON E. INZER, DIRECTOR. Portfolio Manager of the fund. Joined the fund in
2011.


PURCHASE AND SALE OF FUND SHARES


THE FUND IS INTENDED FOR USE IN A VARIABLE INSURANCE PRODUCT. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.



TAX INFORMATION


The fund normally distributes its net investment income and realized capital gains, if any, to its shareholders, the separate accounts of participating insurance companies. These distributions may not be taxable to the holders of variable annuity contracts and variable life insurance policies. For information concerning federal income tax consequences for the holders of such contracts or policies, holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.



PAYMENTS TO FINANCIAL INTERMEDIARIES


If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund and its related companies may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's web site for more information.


                                       3
PROSPECTUS May 1, 2011                                   DWS International VIP

FUND DETAILS

ADDITIONAL INFORMATION ABOUT FUND STRATEGIES AND RISKS

--------------------------------------------------------------------------------
 DWS International VIP



INVESTMENT OBJECTIVE


The fund seeks long-term growth of capital.



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. Although the fund can invest in companies of any size and from any country, it invests mainly in common stocks of established companies in countries with developed economies (other than the United States). The fund's equity investments may also include preferred stocks, depositary receipts and other securities with equity characteristics, such as convertible securities and warrants.


MANAGEMENT PROCESS. Portfolio management aims to add value through stock selection. The investment team utilizes a proprietary investment process designed to identify attractive investment candidates from an extensive pool of fundamental research resources, which identify investments that may offer the potential for price appreciation. The investment process also takes into consideration various factors - including country and sector weightings, style and other risk targets relative to the benchmark - and assists portfolio management in devising allocations among particular securities. Portfolio management may buy a security when its research resources indicate the potential for future upside price appreciation or their investment process identifies an attractive investment opportunity. Conversely, portfolio management may sell a security when its research resources indicate limited future upside or their investment process identifies more attractive investment opportunities elsewhere.


DERIVATIVES. Portfolio management generally may use futures contracts, which are a type of derivative (a contract whose value is based on, for example, indices, currencies or securities) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions. In addition, portfolio management generally may use forward currency contracts to hedge the fund's exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings or to facilitate transactions in foreign currency denominated securities. Portfolio management generally may use structured notes to gain exposure to local shares in foreign markets.


The fund may also use various types of derivatives (i) for hedging purposes;
(ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.


SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.


ACTIVE TRADING. The fund may trade actively. This could raise transaction costs (thus lowering returns).



MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.


FOREIGN INVESTMENT RISK. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.


Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than



                                       4
PROSPECTUS May 1, 2011                                            Fund Details
those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.

Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the fund's foreign investments.


EMERGING MARKETS RISK. Foreign investment risks are greater in emerging markets than in developed markets. Investments in emerging markets are often considered speculative.


Emerging market countries typically have economic and political systems that are less developed, and can be expected to be less stable than developed markets. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation.


STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock's issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. To the extent that the fund invests in a particular geographic region or market sector, performance will be affected by that region's general performance.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price.


This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.


Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may prevent the fund from being able to realize full value and thus sell a security for its full valuation. This could cause a material decline in the fund's net asset value.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.


There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


CREDIT RISK. The fund's performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in a payment default, security downgrade or inability to meet a financial obligation.


Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth highest category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade debt securities.


For securities that rely on third-party guarantors to support their credit quality, the same risks may apply if the financial condition of the guarantor deteriorates or the guarantor ceases insuring municipal bonds. Because guarantors may insure many types of bonds, including subprime mortgage bonds and other high-risk bonds, their financial condition could deteriorate as a result of events that have little or no connection to securities owned by the fund.



                                       5
PROSPECTUS May 1, 2011                                            Fund Details

INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund's debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.)


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.



OTHER POLICIES AND RISKS


While the previous pages describe the main points of the fund's strategy and risks, there are a few other matters to know about:

o Although major changes tend to be infrequent, the fund's Board could change the fund's investment objective without seeking shareholder approval.

o When in the Advisor's opinion it is advisable to adopt a temporary defensive position because of unusual and adverse or other market conditions, up to 100% of the fund's assets may be held in cash or invested in money market securities or other short-term investments. Short-term investments consist of (1) foreign and domestic obligations of sovereign governments and their agencies and instrumentalities, authorities and political subdivisions; (2) other short-term rated debt securities or, if unrated, determined to be of comparable quality in the opinion of the Advisor; (3) commercial paper; (4) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (5) repurchase agreements.
   Short-term investments may also include shares of money market mutual funds. To the extent the fund invests in such instruments, the fund will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in volatile market conditions.

o Portfolio management measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, its own judgment. All securities must meet the credit quality standards applied by portfolio management at the time they are purchased. If a security's credit quality changes, portfolio management will decide what to do with the security, based on its assessment of what would most benefit the fund.


o Certain DWS funds-of-funds are permitted to invest in other DWS funds. As a result, the fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the fund's performance if the fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the fund's transaction costs.


FOR MORE INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in the fund.


If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).


Keep in mind that there is no assurance that the fund will achieve its investment objective.


A complete list of the fund's portfolio holdings as of the month-end is posted on www.dws-investments.com on or after the last day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. The posted portfolio holdings information is available by fund and generally remains accessible at least until the date on which the fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. In addition, the fund's top ten equity holdings and other fund information is posted on www.dws-investments.com as of the calendar quarter-end on or after the 10th calendar day following quarter-end. The fund's Statement of Additional Information includes a description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings.



WHO MANAGES AND OVERSEES THE FUND


THE INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for the fund. Under the oversight of the Board, the Advisor makes investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance. The Advisor and its predecessors have more than 80 years of experience managing mutual funds and provide a full range of global investment advisory services to institutional and retail clients.



                                       6
PROSPECTUS May 1, 2011                                            Fund Details

DWS Investments is part of the Asset Management division of Deutsche Bank AG and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, DIMA and DWS Trust Company. DWS Investments is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.


The Advisor may utilize the resources of its global investment platform to provide investment management services through branch offices located outside the US. In some cases, the Advisor may also utilize its branch offices or affiliates located in the US or outside the US to perform certain services such as trade execution, trade matching and settlement, or various administrative, back-office or other services. To the extent services are performed outside the US, such activity may be subject to both US and foreign regulation. It is possible that the jurisdiction in which the Advisor or its affiliate performs such services may impose restrictions or limitations on portfolio transactions that are different from, and in addition to, those that apply in the US.


MANAGEMENT FEE. The Advisor receives a management fee from the fund. Below is the management rate paid by the fund for the most recent fiscal year, as a percentage of the fund's average daily net assets:




FUND NAME                FEE PAID
----------------------  ---------
DWS International VIP      0.79%
-----------------------    ----

A discussion regarding the basis for the Board renewal of the fund's investment management agreement is contained in the shareholder report for the annual period ended December 31 (see "Shareholder reports" on the back cover).


Under a separate administrative services agreement between the fund and the Advisor, the fund pays the Advisor a fee of 0.10% for providing most of the fund's administrative services. The administrative services fee discussed above is included in the fees and expenses table under "Other expenses."


MULTI-MANAGER STRUCTURE. The Advisor, subject to the approval of the Board, has ultimate responsibility to recommend the hiring, termination and replacement of subadvisors. The fund and the Advisor have received an order from the SEC that allows the fund and the Advisor to utilize a multi-manager structure in managing the fund's assets. Pursuant to the SEC order, the Advisor, with the approval of the fund's Board, is permitted to select subadvisors that are not affiliates of the Advisor ("non-affiliated subadvisors") to manage all or a portion of the fund's assets without obtaining shareholder approval. The Advisor also has the discretion to terminate any subadvisor and allocate and reallocate the fund's assets among any non-affiliated subadvisors. The SEC order also permits the Advisor, subject to the approval of the Board, to materially amend an existing subadvisory agreement with a non-affiliated subadvisor without shareholder approval. The fund and the Advisor are subject to the conditions imposed by the SEC order, including the condition that within 90 days of hiring of a new non-affiliated subadvisor, the fund will provide shareholders with an information statement containing information about the new non-affiliated subadvisor.


The fund and the Advisor have also filed an exemptive application with the SEC requesting an order that would extend the relief granted with respect to non-affiliated subadvisors to certain subadvisors that are affiliates of the Advisor ("affiliated subadvisors"). If such relief is granted by the SEC, the Advisor, with the approval of the fund's Board, would be able to hire non-affiliated and/or affiliated subadvisors to manage all or a portion of the fund's assets without obtaining shareholder approval. The Advisor would also have the discretion to terminate any subadvisor and allocate and reallocate the fund's assets among any other subadvisors (including terminating a non-affiliated subadvisor and replacing them with an affiliated subadvisor). The Advisor, subject to the approval of the Board, would also be able to materially amend an existing subadvisory agreement with any such subadvisor without shareholder approval. There can be no assurance that such relief will be granted by the SEC. The fund and the Advisor will be subject to any new conditions imposed by the SEC.



MANAGEMENT


DWS INTERNATIONAL VIP

THOMAS VOECKING, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2011.

o Joined Deutsche Asset Management in 1991 as a project manager in Global Technology Services before becoming responsible for the performance measurement of institutional client portfolios. Other company positions include analyst at DB Research, Head of the Strategic Asset Consulting team, and overlay portfolio manager and product specialist.

o  Portfolio Manager, Market Research Strategies: Frankfurt.

o  MS, University of Muenster.

JASON E. INZER, DIRECTOR. Portfolio Manager of the fund. Joined the fund in
2011.

o Joined Deutsche Asset Management in 1997 as technology manager for Japan equity research. In 2003, became head of research analytics for global research.

o  Portfolio Manager, Market Research Strategies: New York.

o  BA, The Ohio State University.


                                       7
PROSPECTUS May 1, 2011                                            Fund Details

The fund's Statement of Additional Information provides additional information about a portfolio manager's investments in the fund, a description of the portfolio management compensation structure and information regarding other accounts managed.


                                       8
PROSPECTUS May 1, 2011                                            Fund Details

INVESTING IN THE FUND

YOUR INVESTMENT IN THE FUND

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The fund assumes no responsibility for such prospectuses.



POLICIES ABOUT TRANSACTIONS


The information in this prospectus applies to Class B shares of the fund. The fund may offer two classes of shares. Class B shares are offered at net asset value and are subject to 12b-1 fees.


Technically, the shareholders of DWS Variable Series I has (which include the fund just described) are the participating insurance companies (the "insurance companies") that offer the fund as choices for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies may pass through voting rights to the contract owners. The fund does not sell shares directly to the public. The fund sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to the fund by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract. Depending on context in the prospectus, the terms "you" and "yours" refer to either a contract owner or to the insurance company that issues the contract. References to "buying," "purchasing" or "holding" fund shares refer only to the insurance company, not the contract owner.


Please bear in mind that there are important differences between DWS retail funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the fund, are not sold to insurance company separate accounts to fund investments in variable insurance contracts. In addition, the investment objective, policies and strategies of the fund, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than the fund and have different expense ratios than the fund. As a result, the performance of the fund and a Retail Fund will differ.


Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from the fund, orderly portfolio management could be disrupted to the potential detriment of shareholders of the fund.


The fund has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. This means that when an insurance company opens an account, the fund will ask for its name, address and other information that will allow the fund to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.


For certain insurance companies, the fund might request additional information (for instance, the fund would ask for documents such as the insurance company's articles of incorporation) to help the fund verify the insurance company's identity.


The fund will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.


The fund may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.



BUYING AND SELLING SHARES


The FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. The fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).



                                       9
PROSPECTUS May 1, 2011                                   Investing in the Fund

The fund continuously sells shares to each insurance company separate account, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed by the insurance company. The insurance company offers contract owners units in its separate accounts which correspond to shares in a fund. Each insurance company submits purchase and redemption orders to a fund based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed by the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.



IMPORTANT INFORMATION ABOUT BUYING AND SELLING SHARES

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day the fund is open for business.

o Unless otherwise instructed, the fund normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  The fund does not issue share certificates.

o  The fund reserves the right to reject purchases of shares for any reason.

o The fund reserves the right to withdraw or suspend the offering of shares at any time.

o The fund reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a fund from disposing of its portfolio securities or pricing its shares.

o The fund may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of the fund, they are deemed to be in the fund's best interests or when the fund is requested or compelled to do so by governmental authority or by applicable law.


o The fund may close and liquidate an account if a fund is unable to verify provided information, or for other reasons; if a fund decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the fund shares and may incur tax liability.

o The fund may pay for shares sold by "redeeming in kind," that is, by distributing to you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less.

o A purchase order from an insurance company separate account may not be accepted if the sale of fund shares has been suspended or if it is determined that the purchase would be detrimental to the interests of the fund.

MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of fund shares may present risks to the fund's long-term shareholders (as used herein, the term "shareholders" may refer to the contract owners), including potential dilution in the value of fund shares, interference with the efficient management of a fund (including losses on the sale of investments), realized gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if the fund invests in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in fund valuation that arise from the nature of the securities held by the fund (e.g., "time zone arbitrage"). The fund has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.


Pursuant to these policies, the fund reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, the fund may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to the fund. The fund, through its Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same fund's shares. The fund may take other trading activity into



                                       10
PROSPECTUS May 1, 2011                                   Investing in the Fund
account if the fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.


Shareholders are limited to four roundtrip transactions in the same fund over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same fund within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that fund. The fund has sole discretion whether to remove a block from a shareholder's account (e.g., such as when the Advisor has determined that the transactions were not abusive or harmful to the fund). The rights of a shareholder to redeem shares of the fund are not affected by the four roundtrip transaction limitation.


The Advisor may make exceptions to the roundtrip transaction policy for certain types of transactions if in its opinion the transactions do not represent short-term or excessive trading or are not abusive or harmful to the fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the fund or administrator and transactions by certain qualified fund-of-fund(s).


In certain circumstances, the fund may rely upon the policy of the insurance company or other financial intermediary to deter short-term or excessive trading if the Advisor believes that the policy of such insurance company or other financial intermediary is reasonably designed to detect and deter transactions that are not in the best interests of the fund. An insurance company's or other financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the fund's policies, may permit certain transactions not permitted by the fund's policies, or prohibit transactions not subject to the fund's policies.


The Advisor may also accept undertakings from an insurance company or other financial intermediary to enforce short-term or excessive trading policies on behalf of the fund that provide a substantially similar level of protection for the fund against such transactions. For example, certain insurance companies may have contractual or legal restrictions, or operational constraints, that prevent them from blocking an account. In such instances, the Advisor may permit the insurance company to use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.


In addition, to the extent that the fund invests some portion of its assets in foreign securities, the fund has adopted certain fair valuation practices intended to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in fund valuation that arise from the nature of the securities held by the fund. (See "How the fund Calculates Share Price.")


There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying contract holders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. The Advisor reviews trading activity at the separate account level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the separate account level, the Advisor will contact the insurance company or other financial intermediary to request underlying contract holder activity. Depending on the amount of fund shares held in such separate account (which may represent most of the fund's shares), short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund. If short-term or excessive trading is identified, the Advisor will take appropriate action.


The fund's market timing policies and procedures may be modified or terminated at any time.



HOW TO RECEIVE ACCOUNT INFORMATION

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.


Please see the contract prospectus that accompanies this prospectus for the customer service phone number.



HOW TO SELECT SHARES

Shares in the fund are available in connection with certain variable annuity and life insurance arrangements. Each insurance company has different provisions about how and when their contract owners may select fund shares. Each insurance company is responsible for communicating its contract owners' instructions to the fund. Contract owners should contact their insurance company to effect transactions in connection with the fund.



FINANCIAL INTERMEDIARY SUPPORT PAYMENTS


The Advisor, DWS Investments Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the fund, any record keeping/sub-transfer agency/networking fees payable by the fund (generally through the Distributor or an affiliate) and/or the Distributor



                                       11
PROSPECTUS May 1, 2011                                   Investing in the Fund
to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the fund with "shelf space" or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.


The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares or the retention and/or servicing of investors and DWS fund shares to financial advisors in amounts that generally range from 0.01% up to 0.26% of assets of the fund serviced and maintained by the financial advisor, 0.05% to 0.25% of sales of the fund attributable to the financial advisor, a flat fee of $4,000 up to $125,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of the fund or of any particular share class of the fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of the fund. Additional information regarding these revenue sharing payments is included in the fund's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).


The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. or ExpertPlan Inc. on the DWS Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.


It is likely that broker-dealers that execute portfolio transactions for the fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.



HOW THE FUND CALCULATES SHARE PRICE


To calculate net asset value per share, or NAV, the fund uses the following equation:



        TOTAL          TOTAL                  TOTAL NUMBER OF
               -                       /                        =    NAV
  (                               )
       ASSETS       LIABILITIES             SHARES OUTSTANDING

The price at which you buy and sell shares for the fund is the NAV.


WE TYPICALLY VALUE SECURITIES USING INFORMATION FURNISHED BY AN INDEPENDENT PRICING SERVICE OR MARKET QUOTATIONS, WHERE APPROPRIATE. However, we may use methods approved by the Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of a portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, a portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value



                                       12
PROSPECTUS May 1, 2011                                   Investing in the Fund
realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be a portfolio's use of fair value pricing. This is intended to reduce a portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")

To the extent that the fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell fund shares through the contract. This is because some foreign markets are open on days and at times when the fund doesn't price the shares.



DISTRIBUTIONS


The fund intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The fund may make additional distributions if necessary.


All distributions will be reinvested in shares of a fund unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the relevant fund for federal income tax purposes.



TAXES


The fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to meet all requirements necessary to avoid paying any federal income or excise taxes.


Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1-2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.


In order for investors to receive the favorable federal income tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If a fund or separate account does not meet such requirements or if a fund were to fail to qualify as a regulated investment company for any taxable year and could not or did not cure such failure, income allocable to the contracts associated with the separate account may be taxable currently for federal income tax purposes to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.


Under Treasury regulations, insurance companies holding the separate accounts may have to report to the IRS losses above a certain amount resulting from a sale or disposition of a fund's shares.


The discussion above is generally based on the assumption that shares of a fund will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the IRS finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous federal income tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available. In that situation, the person or persons determined to own the fund shares will be currently taxed on fund distributions, and on the proceeds of any redemption of fund shares, under the Code.


Fund investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.


Certain of the fund's investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligation. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.


The preceding is a brief summary of certain of the relevant federal income tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible federal, foreign, state or local taxes.



MARKETING AND DISTRIBUTION FEES


DWS Investments Distributors, Inc., a subsidiary of the Advisor, is the fund's distributor.


DWS Variable Series I has adopted a 12b-1 plan for all Class B shares. Under this plan, the fund pays a fee to the Distributor, which in turn remits fees to participating insurance companies for various costs incurred or paid by these companies in connection with marketing and distributing Class B shares of a fund. Depending on the participating insurance company's corporate structure and applicable state law, the Distributor may remit payments to the participating insurance company's affiliated broker-dealers or another affiliated company rather than to the participating insurance company itself.



                                       13
PROSPECTUS May 1, 2011                                   Investing in the Fund

The plan provides that DWS Variable Series I has, on behalf of the fund, will pay DWS Investments Distributors, Inc., as distributor, a fee of up to 0.25% of the average daily net assets of the fund attributable to the fund's Class B shares. Under the plan, the fund may make quarterly payments to the Distributor for remittance to a participating insurance company for distribution and shareholder servicing related expenses incurred or paid by the participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of 0.25% of the average daily net assets of Class B shares of the funds attributable to that participating insurance company's variable annuity contracts and variable life insurance policies during that quarterly period.


Because 12b-1 fees for Class B shares are paid out of fund assets on an ongoing basis, they will, over time, increase the cost of investment in Class B shares and may cost more than other types of sales charges.


Examples of expenses payable under the plan include the costs of printing and mailing materials (such as fund prospectuses, shareholder reports, fund advertisements and sales literature), holding seminars and sales meetings, providing customer service to policyholders and sales compensation.


                                       14
PROSPECTUS May 1, 2011                                   Investing in the Fund

FINANCIAL HIGHLIGHTS

The financial highlights are designed to help you understand recent financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the fund's annual report (see "Shareholder reports" on the back cover). This information doesn't reflect charges and fees associated with the separate account that invests in the fund or any variable life insurance poliscy or variable annuity contract for which the fund is an investment option. These charges and fees will reduce returns.


DWS INTERNATIONAL VIP - CLASS B




YEARS ENDED DECEMBER 31,                               2010         2009
------------------------------------------------ --------------- ----------
SELECTED PER SHARE DATA
----------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $   8.26      $  6.52
------------------------------------------------    --------      -------
Income (loss) from investment operations:
  Net investment income (loss)(a)                        .11          .10
------------------------------------------------    --------      -------
  Net realized and unrealized gain (loss)              ( .00)*       1.94
------------------------------------------------    --------      -------
  TOTAL FROM INVESTMENT OPERATIONS                       .11         2.04
------------------------------------------------    --------      -------
Less distributions from:
  Net investment income                                ( .15)       ( .30)
------------------------------------------------    --------      -------
  Net realized gains                                       -            -
------------------------------------------------    --------      -------
  TOTAL DISTRIBUTIONS                                  ( .15)       ( .30)
------------------------------------------------    --------      -------
NET ASSET VALUE, END OF PERIOD                      $   8.22      $  8.26
------------------------------------------------    --------      -------
Total Return (%)                                        1.33 (b)    32.89
------------------------------------------------    --------      -------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------
Net assets, end of period ($ millions)                   .36          .50
------------------------------------------------    --------      -------
Ratio of expenses before expense reductions (%)         1.26         1.22
------------------------------------------------    --------      -------
Ratio of expenses after expense reductions (%)          1.26         1.22
------------------------------------------------    --------      -------
Ratio of net investment income (loss) (%)               1.41         1.42
------------------------------------------------    --------      -------
Portfolio turnover rate (%)                              228           81
------------------------------------------------    --------      -------



YEARS ENDED DECEMBER 31,                                  2008               2007             2006
------------------------------------------------ --------------------- ---------------- ----------------
SELECTED PER SHARE DATA
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $     14.98          $   13.38        $   10.82
-------------------------------------------------    -----------          ---------        ---------
Income (loss) from investment operations:
  Net investment income (loss)(a)                            .23 (c)            .16 (c)          .24 (c)
-------------------------------------------------    -----------          ---------        ---------
  Net realized and unrealized gain (loss)                 ( 6.43)              1.73             2.50
-------------------------------------------------    -----------          ---------        ---------
  TOTAL FROM INVESTMENT OPERATIONS                        ( 6.20)              1.89             2.74
-------------------------------------------------    -----------          ---------        ---------
Less distributions from:
  Net investment income                                   (  .11)            (  .29)          (  .18)
-------------------------------------------------    -----------          ---------        ---------
  Net realized gains                                      ( 2.15)                 -                -
-------------------------------------------------    -----------          ---------        ---------
  TOTAL DISTRIBUTIONS                                     ( 2.26)            (  .29)          (  .18)
-------------------------------------------------    -----------          ---------        ---------
NET ASSET VALUE, END OF PERIOD                       $      6.52          $   14.98        $   13.38
-------------------------------------------------    -----------          ---------        ---------
Total Return (%)                                          (48.25)(b,d)        14.25 (b)        25.44 (b)
-------------------------------------------------    -----------          ---------        ---------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                       .40                 12               51
-------------------------------------------------    -----------          ---------        ---------
Ratio of expenses before expense reductions (%)             1.33               1.41             1.37
-------------------------------------------------    -----------          ---------        ---------
Ratio of expenses after expense reductions (%)              1.28               1.39             1.36
-------------------------------------------------    -----------          ---------        ---------
Ratio of net investment income (loss) (%)                   2.42 (c)           1.07 (c)         1.94 (c)
-------------------------------------------------    -----------          ---------        ---------
Portfolio turnover rate (%)                                  123                108              105
-------------------------------------------------    -----------          ---------        ---------

(a)        Based on average shares outstanding during the period.
(b) Total return would have been lower had certain expenses not been reduced.
(c) Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.09, $0.05 and $0.11 per share and 0.82%, 0.33% and 0.92% of average daily net assets for the years ended December 31, 2008, 2007 and 2006, respectively.
(d) Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as the result of certain operation errors during the period. Excluding this reimbursement, total return would have been 0.06% lower.
*     Amount is less than $.005.

                                       15
PROSPECTUS May 1, 2011                                    Financial Highlights

APPENDIX

HYPOTHETICAL EXPENSE SUMMARY

Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the fund may be higher or lower than 5% and, for money market funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.


The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objectives, risks, expenses and charges of the fund prior to investing.


DWS INTERNATIONAL VIP - CLASS B



            MAXIMUM            INITIAL HYPOTHETICAL                  ASSUMED RATE
         SALES CHARGE:             INVESTMENT:                        OF RETURN:
             0.00%                   $10,000                              5%
        ---------------  --------------------------------  --------------------------------
           CUMULATIVE                        CUMULATIVE       HYPOTHETICAL
         RETURN BEFORE                      RETURN AFTER    YEAR-END BALANCE      ANNUAL
            FEES AND        ANNUAL FUND       FEES AND       AFTER FEES AND      FEES AND
YEAR        EXPENSES      EXPENSE RATIOS      EXPENSES          EXPENSES         EXPENSES
------  ---------------  ----------------  --------------  ------------------  ------------
   1          5.00%             1.27%            3.73%        $ 10,373.00      $   129.37
 ---         -----              ----            -----         -----------      ----------
   2         10.25%             1.27%            7.60%        $ 10,759.91      $   134.19
 ---         -----              ----            -----         -----------      ----------
   3         15.76%             1.27%           11.61%        $ 11,161.26      $   139.20
 ---         -----              ----            -----         -----------      ----------
   4         21.55%             1.27%           15.78%        $ 11,577.57      $   144.39
 ---         -----              ----            -----         -----------      ----------
   5         27.63%             1.27%           20.09%        $ 12,009.42      $   149.78
 ---         -----              ----            -----         -----------      ----------
   6         34.01%             1.27%           24.57%        $ 12,457.37      $   155.36
 ---         -----              ----            -----         -----------      ----------
   7         40.71%             1.27%           29.22%        $ 12,922.03      $   161.16
 ---         -----              ----            -----         -----------      ----------
   8         47.75%             1.27%           34.04%        $ 13,404.02      $   167.17
 ---         -----              ----            -----         -----------      ----------
   9         55.13%             1.27%           39.04%        $ 13,903.99      $   173.41
 ---         -----              ----            -----         -----------      ----------
 10          62.89%             1.27%           44.23%        $ 14,422.61      $   179.87
 ---         -----              ----            -----         -----------      ----------
TOTAL                                                                          $ 1,533.90
---                                                                            ----------

ADDITIONAL INDEX INFORMATION


MORGAN STANLEY COUNTRY INDEX (MSCI) EUROPE, AUSTRALASIA, FAR EAST (EAFE( (Reg.
TM))) is an unmanaged index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. Returns reflect reinvestment of dividends net of withholding taxes.


                                       16
PROSPECTUS May 1, 2011                                                Appendix

TO GET MORE INFORMATION

SHAREHOLDER REPORTS. Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected fund performance during its last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION (SAI). This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).


For a free copy of any of these documents or to request other information about the fund, contact DWS Investments at the phone number or address listed below. SAIs and shareholder reports are also available through the DWS Investments Web site at www.dws-investments.com. These documents and other information about the fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a duplicating fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below.


You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (202) 551-8090.


CONTACT INFORMATION

DWS INVESTMENTS   222 South Riverside Plaza
                  Chicago, IL 60606-5808
                  www.dws-investments.com
                  (800) 728-3337
SEC               Public Reference Section
                  Washington, D.C. 20549-1520
                  WWW.SEC.GOV
DISTRIBUTOR       DWS Investments Distributors, Inc.
                  222 South Riverside Plaza
                  Chicago, IL 60606-5808
                  (800) 621-1148
SEC FILE NUMBER   DWS Variable Series I
                  811-04257


                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group





(05/01/11) 1B-INT